UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4008

Fidelity Investment Trust
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2003

Item 1. Reports to Stockholders

Fidelity's

Targeted International Equity

Funds®

Fidelity® Canada Fund

Fidelity China Region Fund

Fidelity Emerging Markets Fund

Fidelity Europe Fund

Fidelity Europe Capital Appreciation Fund

Fidelity Japan Fund

Fidelity Japan Smaller Companies Fund

Fidelity Latin America Fund

Fidelity Nordic Fund

Fidelity Pacific Basin Fund

Fidelity Southeast Asia Fund

Annual Report

October 31, 2003

Canada Fund	A-4	Performance
	A-5	Management's Discussion
	A-6	Investment Changes
	A-7	Investments
	A-10	Financial Statements
China Region Fund	A-12	Performance
	A-13	Management's Discussion
	A-14	Investment Changes
	A-15	Investments
	A-18	Financial Statements
Emerging Markets Fund	A-20	Performance
	A-21	Management's Discussion
	A-22	Investment Changes
	A-23	Investments
	A-26	Financial Statements
Europe Fund	A-28	Performance
	A-29	Management's Discussion
	A-30	Investment Changes
	A-31	Investments
	A-33	Financial Statements
Europe Capital Appreciation Fund	A-35	Performance
	A-36	Management's Discussion
	A-37	Investment Changes
	A-38	Investments
	A-41	Financial Statements
Japan Fund	A-43	Performance
	A-44	Management's Discussion
	A-45	Investment Changes
	A-46	Investments
	A-49	Financial Statements
Japan Smaller Companies Fund	A-51	Performance
	A-52	Management's Discussion
	A-53	Investment Changes
	A-54	Investments
	A-58	Financial Statements
Latin America Fund	A-60	Performance
	A-61	Management's Discussion
	A-62	Investment Changes
	A-63	Investments
	A-65	Financial Statements
Nordic Fund	A-67	Performance
	A-68	Management's Discussion
	A-69	Investment Changes
	A-70	Investments
	A-72	Financial Statements
Pacific Basin Fund	A-74	Performance
	A-75	Management's Discussion
	A-76	Investment Changes
	A-77	Investments
	A-80	Financial Statements
Southeast Asia Fund	A-82	Performance
	A-83	Management's Discussion
	A-84	Investment Changes
	A-85	Investments
	A-88	Financial Statements
Notes to Financial Statements	A-90	Notes to the Financial Statements
Report of Independent Auditors	A-96
Independent Auditors' Report	A-97
Trustees and Officers	A-98
Distributions	A-103
Prospectus	P-1

For a free copy of the funds' proxy voting guidelines visit www.fidelity.com/goto/proxyguidelines, call 1-800-544-8544, or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by
Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank. For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Canada

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2003	Past 1 year	Past 5 years	Past 10 years
Fidelity Canada	43.75%	15.18%	7.86%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Canada Fund on October 31, 1993. The chart shows how the value of your investment would have grown, and also shows how the S&P/TSX Composite Index did over the same period.

Annual Report

Canada

Management's Discussion of Fund Performance

Comments from Maxime Lemieux, Portfolio Manager of Fidelity® Canada Fund

Mirroring the U.S. rally, most international stock markets rebounded sharply during the 12-month period ending October 31, 2003. Encouraged by improved corporate earnings, favorable interest rates and the easing of geopolitical tensions, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a proxy for stock markets outside the United States and Canada - gained 27.39% during the past year. From a regional perspective, all 16 countries in the MSCI Europe index - which gained 24.56% - had double-digit advances. Spain, Denmark and Sweden were among the region's best performers. In Japan, increased capital spending, exports and machinery orders helped the Tokyo Stock Exchange Stock Price Index (TOPIX) advance 36.39%. Following the SARS epidemic, other Asian markets also rebounded. For instance, the Hong Kong market, as measured by the Hang Seng Index, gained 34.51%. Emerging markets also fared well, particularly Latin America. The MSCI Emerging Markets Free-Latin America index rose 59.75%. Canadian equities, as measured by the S&P/TSX Composite Index, also posted an impressive annual gain, advancing 50.66%.

For the 12-month period that ended October 31, 2003, Fidelity Canada Fund gained 43.75%, falling short of the S&P/TSX Composite Index, which rose 50.66% during the same time frame. Despite its strong absolute gains, the fund lagged its benchmark because of an underweighting in banks, which performed well during the period, and an underweighted position in Nortel, which also posted strong performance. Meridian Gold, which saw a delay in opening a new mine, and Zarlink Semiconductor, whose product mix is not keeping pace, also detracted from performance. The strength of the Canadian dollar had a negative impact on relative performance, too, as the fund's somewhat large cash position, denominated in U.S. dollars, lost ground to the rising Canadian currency and, because it was not invested in the market, it also did not participate in the market's strong overall showing during the period. The largest contributions to positive performance came from an overweighted exposure to semiconductors - notably Tundra Semiconductor and ATI Technologies. Astute stock picking in technology equipment - Research in Motion, in particular - and in capital markets, including Home Capital Group, also helped.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Canada

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2003
Canada	95.9%
United States of America	4.1%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2003
Canada	92.4%
United States of America	7.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.1	94.7
Short-Term Investments and Net Other Assets	2.9	5.3
Top Ten Stocks as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Bank of Nova Scotia (Commercial Banks)	4.8	3.6
Royal Bank of Canada (Commercial Banks)	4.3	6.0
Canadian Imperial Bank of Commerce (Commercial Banks)	4.3	1.3
BCE, Inc. (Diversified Telecommunication Services)	4.1	4.3
Nortel Networks Corp. (Communications Equipment)	3.1	1.0
Toronto-Dominion Bank (Commercial Banks)	3.0	1.0
Canadian National Railway Co. (Road & Rail)	3.0	2.8
EnCana Corp. (Oil & Gas)	2.8	4.4
Alcan, Inc. (Metals & Mining)	2.6	2.8
National Bank of Canada (Commercial Banks)	2.3	2.0
	34.3
Market Sectors as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	29.7	28.3
Materials	13.8	11.9
Energy	12.6	15.8
Information Technology	11.7	6.3
Industrials	8.2	7.7
Consumer Discretionary	7.0	5.4
Telecommunication Services	6.8	6.9
Consumer Staples	3.8	5.5
Utilities	2.3	3.9
Health Care	1.2	3.0

Annual Report

Canada

Investments October 31, 2003

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 7.0%
Auto Components - 1.0%
Magna International, Inc. Class A	21,000	$ 1,683,982
Hotels, Restaurants & Leisure - 0.3%
Fairmont Hotels & Resorts, Inc.	20,000	514,979
Leisure Equipment & Products - 0.7%
Mega Bloks, Inc. (a)	61,000	1,161,244
Mega Bloks, Inc. (a)(c)	4,000	76,147
		1,237,391
Media - 3.9%
Alliance Atlantis Communications, Inc. Class B (non-vtg.) (a)	40,000	650,739
Astral Media, Inc. Class A (non-vtg.)	54,000	1,073,038
Chum Ltd. Class B (non-vtg.)	20,000	823,663
Corus Entertainment, Inc. Class B (a)	5,000	102,389
Quebecor, Inc. Class B (sub. vtg.) (a)	70,000	1,104,285
Rogers Communications, Inc. Class B (non-vtg.)	95,000	1,495,070
Thomson Corp.	11,000	360,076
Torstar Corp. Class B	40,000	849,450
		6,458,710
Specialty Retail - 0.8%
RONA, Inc.	72,000	1,337,884
Textiles Apparel & Luxury Goods - 0.3%
Gildan Activewear, Inc. Class A (sub. vtg.) (a)	18,000	493,020
TOTAL CONSUMER DISCRETIONARY		11,725,966
CONSUMER STAPLES - 3.8%
Beverages - 0.6%
Molson, Inc. Class A	40,000	1,032,689
Food & Staples Retailing - 2.6%
Alimentation Couche-Tard, Inc.:
rights 5/31/04 (a)	22,000	319,113
Class B (sub. vtg.) (a)	84,000	1,433,447
Jean Coutu Group, Inc. Class A	55,000	698,711
Loblaw Companies Ltd.	33,000	1,598,066
Metro, Inc. Class A (sub. vtg.)	20,000	301,100
		4,350,437
Food Products - 0.6%
Saputo, Inc.	46,000	914,069
TOTAL CONSUMER STAPLES		6,297,195
ENERGY - 12.6%
Energy Equipment & Services - 3.7%
CCS Income Trust unit	45,000	818,771
CHC Helicopter Corp. Class A (sub. vtg.)	100,000	2,085,703
Ensign Resource Service Group, Inc.	50,000	756,542
Pason Systems, Inc.	6,800	100,569

	Shares	Value (Note 1)
Precision Drilling Corp. (a)	32,000	$ 1,258,885
Savanna Energy Services Corp. (a)	100,000	568,828
Trican Well Service Ltd. (a)	36,000	627,986
		6,217,284
Oil & Gas - 8.9%
Cequel Energy, Inc. (a)	110,000	634,054
EnCana Corp.	135,016	4,635,703
Penn West Petroleum Ltd. (a)	54,000	1,838,498
Petro-Canada	93,000	3,747,509
PetroKazakhstan, Inc. Class A (a)	55,000	1,251,422
Peyto Energy Trust	35,000	599,924
Talisman Energy, Inc.	33,000	1,611,581
Thunder Energy, Inc. (a)	100,000	539,249
		14,857,940
TOTAL ENERGY		21,075,224
FINANCIALS - 29.7%
Capital Markets - 2.0%
AGF Management Ltd. Class B (non-vtg.)	40,000	524,839
C.I. Fund Management, Inc.	115,000	1,286,500
Home Capital Group, Inc. Class B (sub. vtg.)	40,000	881,305
Investors Group, Inc.	31,000	685,362
		3,378,006
Commercial Banks - 20.7%
Bank of Montreal, Quebec	88,000	3,292,408
Bank of Nova Scotia	162,000	8,044,097
Canadian Imperial Bank of Commerce	160,000	7,185,135
National Bank of Canada	125,000	3,878,460
Royal Bank of Canada	150,000	7,221,843
Toronto-Dominion Bank	150,000	4,989,761
		34,611,704
Diversified Financial Services - 1.3%
Power Corp. of Canada (sub. vtg.)	65,000	2,135,116
Insurance - 5.7%
Fairfax Financial Holdings Ltd.	4,000	621,889
Great-West Lifeco, Inc.	74,000	2,291,559
Industrial Alliance Life Insurance Co.	38,000	1,124,005
Manulife Financial Corp.	64,000	1,941,600
Sun Life Financial, Inc.	143,951	3,558,106
		9,537,159
TOTAL FINANCIALS		49,661,985
HEALTH CARE - 1.2%
Pharmaceuticals - 1.2%
Angiotech Pharmaceuticals, Inc. (a)	42,000	1,924,323
INDUSTRIALS - 8.2%
Aerospace & Defense - 0.6%
Bombardier, Inc. Class B (sub. vtg.)	220,000	987,789
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Airlines - 0.8%
WestJet Airlines Ltd. (a)	59,000	$ 1,284,710
Commercial Services & Supplies - 1.0%
MacDonald Dettwiler & Associates Ltd. (a)	44,000	759,196
Moore Wallace, Inc. (a)	64,000	916,921
		1,676,117
Machinery - 0.2%
ATS Automation Tooling Systems, Inc. (a)	30,000	323,094
Marine - 0.6%
CP Ships Ltd.	56,000	1,059,689
Road & Rail - 4.2%
Canadian National Railway Co.	83,000	4,988,813
Mullen Transportation, Inc.	36,300	970,478
TransForce Income Fund Trust unit	150,000	995,449
		6,954,740
Trading Companies & Distributors - 0.8%
Finning International, Inc.	36,000	824,300
Russel Metals, Inc.	110,000	609,025
		1,433,325
TOTAL INDUSTRIALS		13,719,464
INFORMATION TECHNOLOGY - 11.7%
Communications Equipment - 5.4%
Nortel Networks Corp. (a)	1,169,600	5,204,724
Research in Motion Ltd. (a)	87,000	3,842,912
		9,047,636
Computers & Peripherals - 2.6%
ATI Technologies, Inc. (a)	165,000	2,362,685
Cinram International, Inc.	94,000	1,958,422
		4,321,107
Electronic Equipment & Instruments - 0.6%
Dalsa Corp. (a)	34,000	361,016
Dalsa Corp. (a)(c)	12,400	131,665
Onex Corp. (sub. vtg.)	42,000	481,001
		973,682
Internet Software & Services - 0.9%
Open Text Corp. (a)	74,000	1,473,265
IT Services - 1.2%
Affiliated Computer Services, Inc. Class A (a)	16,000	782,880
CGI Group, Inc. Class A (sub. vtg.) (a)	230,000	1,310,049
		2,092,929
Semiconductors & Semiconductor Equipment - 0.6%
Tundra Semiconductor Corp. Ltd. (a)	40,600	659,269
Zarlink Semiconductor, Inc. (a)	90,300	279,427
		938,696

	Shares	Value (Note 1)
Software - 0.4%
Cognos, Inc. (a)	20,000	$ 690,482
TOTAL INFORMATION TECHNOLOGY		19,537,797
MATERIALS - 13.8%
Chemicals - 0.5%
Potash Corp. of Saskatchewan	12,000	942,435
Metals & Mining - 12.7%
Aber Diamond Corp. (a)	30,000	947,668
Agnico-Eagle Mines Ltd.	42,000	458,066
Alcan, Inc.	110,000	4,388,320
Cameco Corp.	57,000	2,468,487
Dofasco, Inc.	24,000	580,114
Gabriel Resources Ltd. (a)	225,100	686,312
Gabriel Resources Ltd. (a)(c)	60,000	182,935
Gerdau AmeriSteel Corp. (a)	176,000	481,881
Goldcorp, Inc.	70,000	1,100,038
IAMGOLD Corp.	75,000	563,140
Inco Ltd. (a)	55,000	1,824,573
Inmet Mining Corp. (a)	50,000	452,787
Kinross Gold Corp. (a)(c)	30,000	245,961
Kinross Gold Corp. (a)	189,999	1,557,747
Lionore Mining International Ltd. (a)	175,000	1,035,267
Meridian Gold, Inc. (a)	45,000	570,648
Newmont Mining Corp. Holding Co.	31,000	1,357,180
SouthernEra Resources Ltd. (a)	82,100	358,662
Wheaton River Minerals Ltd. (a)	825,000	1,914,676
		21,174,462
Paper & Forest Products - 0.6%
Abitibi-Consolidated, Inc.	70,000	470,914
Domtar, Inc.	50,000	556,693
		1,027,607
TOTAL MATERIALS		23,144,504
TELECOMMUNICATION SERVICES - 6.8%
Diversified Telecommunication Services - 6.6%
BCE, Inc.	300,000	6,791,809
Manitoba Telecom Services, Inc.	35,000	1,066,325
TELUS Corp. (non-vtg.)	180,000	3,152,218
		11,010,352
Wireless Telecommunication Services - 0.2%
Telesystem International Wireless, Inc. (a)	65,000	429,882
TOTAL TELECOMMUNICATION SERVICES		11,440,234
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - 2.3%
Gas Utilities - 2.3%
Terasen, Inc.	22,000	$ 772,044
TransCanada Corp.	150,000	3,060,296
		3,832,340
TOTAL COMMON STOCKS (Cost $123,805,887)		162,359,032
Money Market Funds - 5.4%

Fidelity Cash Central Fund, 1.07% (b)	5,819,851	5,819,851
Fidelity Securities Lending Cash Central Fund, 1.09% (b)	3,259,200	3,259,200
TOTAL MONEY MARKET FUNDS (Cost $9,079,051)		9,079,051
TOTAL INVESTMENT PORTFOLIO - 102.5% (Cost $132,884,938)	171,438,083
NET OTHER ASSETS - (2.5)%	(4,232,914)
NET ASSETS - 100%	$ 167,205,169
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $636,708 or 0.4% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $101,500,485 and $52,514,942, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $42 for the period.
Income Tax Information
At October 31, 2003, the fund had a capital loss carryforward of approximately $20,201,000 all of which will expire on October 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Canada

Financial Statements

Statement of Assets and Liabilities

	October 31, 2003

Assets
Investment in securities, at value (including securities loaned of $3,081,693) (cost $132,884,938) - See accompanying schedule		$ 171,438,083
Foreign currency held at value (cost $256,662)		256,662
Receivable for investments sold		1,275,561
Receivable for fund shares sold		935,613
Dividends receivable		131,052
Interest receivable		4,566
Redemption fees receivable		35
Prepaid expenses		622
Other receivables		12,619
Total assets		174,054,813

Liabilities
Payable to custodian bank	$ 170
Payable for investments purchased	3,358,190
Payable for fund shares redeemed	56,668
Accrued management fee	112,997
Other payables and accrued expenses	62,419
Collateral on securities loaned, at value	3,259,200
Total liabilities		6,849,644

Net Assets		$ 167,205,169
Net Assets consist of:
Paid in capital		$ 149,200,594
Undistributed net investment income		125,080
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(20,672,021)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		38,551,516
Net Assets, for 6,653,605 shares outstanding		$ 167,205,169
Net Asset Value, offering price and redemption price per share ($167,205,169 ÷ 6,653,605 shares)		$ 25.13

Statement of Operations

	Year ended October 31, 2003

Investment Income
Dividends		$ 1,744,759
Interest		52,456
Security lending		170,053
		1,967,268
Less foreign taxes withheld		(259,806)
Total income		1,707,462

Expenses
Management fee Basic fee	$ 761,393
Performance adjustment	201,225
Transfer agent fees	326,817
Accounting and security lending fees	70,025
Non-interested trustees' compensation	498
Custodian fees and expenses	58,440
Registration fees	16,266
Audit	52,375
Legal	300
Miscellaneous	777
Total expenses before reductions	1,488,116
Expense reductions	(52,686)	1,435,430
Net investment income (loss)		272,032
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	7,377,897
Foreign currency transactions	50,828
Total net realized gain (loss)		7,428,725
Change in net unrealized appreciation (depreciation) on: Investment securities	31,725,432
Assets and liabilities in foreign currencies	242
Total change in net unrealized appreciation (depreciation)		31,725,674
Net gain (loss)		39,154,399
Net increase (decrease) in net assets resulting from operations		$ 39,426,431
Other Information
Sales charges paid to FDC		$ 4,588
Deferred sales charges withheld by FDC		$ 533

See accompanying notes which are an integral part of the financial statements.

Annual Report

Canada
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2003	Year ended October 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 272,032	$ 104,598
Net realized gain (loss)	7,428,725	2,272,697
Change in net unrealized appreciation (depreciation)	31,725,674	(1,493,960)
Net increase (decrease) in net assets resulting from operations	39,426,431	883,335
Distributions to shareholders from net investment income	(173,335)	(137,404)
Share transactions Net proceeds from sales of shares	82,146,645	23,992,071
Reinvestment of distributions	167,386	132,873
Cost of shares redeemed	(31,704,354)	(28,901,658)
Net increase (decrease) in net assets resulting from share transactions	50,609,677	(4,776,714)
Redemption fees	91,826	68,844
Total increase (decrease) in net assets	89,954,599	(3,961,939)

Net Assets
Beginning of period	77,250,570	81,212,509
End of period (including undistributed net investment income of $125,080 and distributions in excess of net investment income of $53,336, respectively)	$ 167,205,169	$ 77,250,570
Other Information Shares
Sold	3,767,421	1,236,594
Issued in reinvestment of distributions	9,258	7,128
Redeemed	(1,533,580)	(1,547,364)
Net increase (decrease)	2,243,099	(303,642)

Financial Highlights

Years ended October 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 17.52	$ 17.23	$ 22.27	$ 15.91	$ 13.14
Income from Investment Operations
Net investment income (loss) D	.05	.02	.02	1.98 E	.04
Net realized and unrealized gain (loss)	7.58	.28	(4.04)	4.32	2.78
Total from investment operations	7.63	.30	(4.02)	6.30	2.82
Distributions from net investment income	(.04)	(.03)	(1.04)	(.03)	(.07)
Redemption fees added to paid in capital D	.02	.02	.02	.09	.02
Net asset value, end of period	$ 25.13	$ 17.52	$ 17.23	$ 22.27	$ 15.91
Total Return A, B, C	43.75%	1.85%	(18.87)%	40.22%	21.71%
Ratios to Average Net Assets F
Expenses before expense reductions	1.42%	1.52%	1.33%	1.09%	1.22%
Expenses net of voluntary waivers, if any	1.42%	1.52%	1.33%	1.09%	1.22%
Expenses net of all reductions	1.37%	1.46%	1.20%	1.06%	1.06%
Net investment income (loss)	.26%	.12%	.11%	9.00%	.26%
Supplemental Data
Net assets, end of period (000 omitted)	$ 167,205	$ 77,251	$ 81,213	$ 163,025	$ 43,770
Portfolio turnover rate	52%	98%	93%	97%	286%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Total returns do not include the effect of the contingent deferred sales charge. D Calculated based on average shares outstanding during the period. E Investment income per share reflects a special dividend which amounted to $1.97 per share. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

China Region

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2003	Past 1 year	Past 5 years	Life of fundA
Fidelity China Region	37.91%	10.45%	7.03%

A From November 1, 1995

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity China Region Fund on November 1, 1995, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Hang Seng Index did over the same period.

Annual Report

China Region

Management's Discussion of Fund Performance

Comments from Joseph Tse, Portfolio Manager of Fidelity China Region Fund

Mirroring the U.S. rally, most international stock markets rebounded sharply during the 12-month period ending October 31, 2003. Encouraged by improved corporate earnings, favorable interest rates and the easing of geopolitical tensions, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index - a proxy for stock markets outside the United States and Canada - gained 27.39% during the past year. From a regional perspective, all 16 countries in the MSCI Europe index - which gained 24.56% - had double-digit advances. Spain, Denmark and Sweden were among the region's best performers. In Japan, increased capital spending, exports and machinery orders helped the Tokyo Stock Exchange Stock Price Index (TOPIX) advance 36.39%. Following the SARS epidemic, other Asian markets also rebounded. For instance, the Hong Kong market, as measured by the Hang Seng Index, gained 34.51%. Emerging markets also fared well, particularly Latin America. The MSCI Emerging Markets Free-Latin America index rose 59.75%. Canadian equities, as measured by the S&P/TSX Composite Index, also posted an impressive annual gain, advancing 50.66%.

Fidelity China Region Fund gained 37.91% during the one-year period ending October 31, 2003, while the Hang Seng Index and the LipperSM China Region Funds Average rose 34.51% and 53.26%, respectively. During the same period, the Fidelity China Region Fund Linked Index returned 42.89%. The fund beat the Hang Seng largely due to good stock picking in Hong Kong and an overweighting in stronger-performing Chinese and Taiwanese equities. However, we failed to keep pace with many of our competitors, which tended to be far heavier in China on average. The fund's underexposure to tech stocks in Taiwan and the smallest-cap names in China - which fared the best - curbed its upside versus the Linked index. Overall, the fund's more-defensive positioning hurt results, particularly its emphasis on such lagging Hong Kong real estate stocks as Cheung Kong Holdings and Sun Hung Kai Properties. A structural underweighting in multinational bank HSBC further detracted, as did concentrated holdings in domestic banks and defensive financials, such as Hang Seng Bank and Guoco Group. Conversely, positions in several small- and mid-cap Hong Kong consumer goods/technology exporters - including Yue Yuen and Varitronix, respectively - boosted relative returns. Security selection in consumer staples and telecommunication services also helped, led by such stocks as Dairy Farm and China Telecom, respectively. Some stocks I've mentioned were not held at period end.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

China Region

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2003
Hong Kong	50.4%
Taiwan	17.2%
United Kingdom	12.0%
China	8.4%
United States of America	5.9%
Korea (South)	2.8%
Singapore	1.5%
Australia	1.0%
Bermuda	0.8%
Other	0.0%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2003
Hong Kong	56.9%
United Kingdom	15.9%
Taiwan	12.1%
China	5.5%
United States of America	4.6%
Korea (South)	2.1%
Australia	1.4%
Singapore	0.9%
Bermuda	0.5%
Other	0.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	94.1	95.4
Short-Term Investments and Net Other Assets	5.9	4.6
Top Ten Stocks as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
HSBC Holdings PLC (Hong Kong) (Reg.) (Commercial Banks)	11.3	14.7
Hutchison Whampoa Ltd. (Industrial Conglomerates)	4.9	8.5
Sun Hung Kai Properties Ltd. (Real Estate)	3.8	2.9
Guoco Group Ltd. (Diversified Financial Services)	3.5	5.3
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	3.4	3.2
Hang Seng Bank Ltd. (Commercial Banks)	2.9	4.8
Cafe de Coral Holdings Ltd. (Hotels, Restaurants & Leisure)	2.9	2.7
Cheung Kong Holdings Ltd. (Real Estate)	2.6	2.6
China Telecom Corp. Ltd. (H Shares) (Diversified Telecommunication Services)	2.6	1.6
Li & Fung Ltd. (Distributors)	2.3	2.3
	40.2
Market Sectors as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	37.2	38.8
Consumer Discretionary	15.6	11.6
Information Technology	14.4	10.9
Industrials	11.1	11.9
Telecommunication Services	7.3	5.7
Energy	3.2	3.7
Utilities	2.6	8.4
Materials	1.6	2.3
Consumer Staples	1.0	1.8
Health Care	0.1	0.3

Annual Report

China Region

Investments October 31, 2003

Showing Percentage of Net Assets

Common Stocks - 94.1%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 15.6%
Auto Components - 1.3%
Tong Yang Industry Co. Ltd.	1,906,700	$ 2,894,048
Automobiles - 0.9%
AviChina Industry & Technology Co. Ltd. (a)	1,366,000	283,205
Denway Motors Ltd.	2,080,000	1,714,227
		1,997,432
Distributors - 2.3%
Li & Fung Ltd.	3,171,400	5,329,501
Hotels, Restaurants & Leisure - 3.2%
Association International Hotels Ltd.	292,000	244,411
Cafe de Coral Holdings Ltd.	7,338,000	6,614,556
Hong Kong & Shanghai Hotels Ltd.	890,000	538,658
		7,397,625
Household Durables - 2.4%
Basso Industry Corp. Ltd.	517,000	1,036,133
Grand Hall Enterprise Co. Ltd.	155,000	753,758
Group Sense International Ltd.	4,800,000	642,835
Skyworth Digital Holdings Ltd.	6,698,000	1,656,042
Techtronic Industries Co.	552,000	1,521,170
		5,609,938
Leisure Equipment & Products - 0.5%
Playmates Holdings Ltd.	5,188,000	1,055,558
Media - 2.6%
Clear Media Ltd. (a)	472,000	309,982
Next Media Ltd. (a)	540,000	229,474
Television Broadcasts Ltd.	747,000	3,539,920
Tom.com Ltd. (a)	6,186,000	1,991,475
		6,070,851
Specialty Retail - 1.7%
Esprit Holdings Ltd.	463,500	1,456,346
Giordano International Ltd.	4,216,000	1,900,175
Osim International Ltd.	1,005,000	612,417
		3,968,938
Textiles Apparel & Luxury Goods - 0.7%
Glorious Sun Enterprises Ltd.	3,232,000	998,867
Nien Hsing Textile Co. Ltd.	620,000	637,725
Ports Design Ltd. (a)	40,000	72,113
		1,708,705
TOTAL CONSUMER DISCRETIONARY		36,032,596
CONSUMER STAPLES - 1.0%
Food & Staples Retailing - 1.0%
Convenience Retail Asia Ltd.	3,452,200	1,022,466
President Chain Store Corp.	829,996	1,284,256
Vedan International Holdings Ltd.	534,000	85,956
		2,392,678

	Shares	Value (Note 1)
ENERGY - 3.2%
Oil & Gas - 3.2%
China Petroleum & Chemical Corp. (H Shares)	6,988,000	$ 2,317,155
CNOOC Ltd.	1,712,000	3,229,731
PetroChina Co. Ltd. (H Shares)	5,350,000	1,946,244
		7,493,130
FINANCIALS - 37.2%
Commercial Banks - 21.1%
Bank of East Asia Ltd.	1,399,305	4,180,472
Chinatrust Financial Holding Co.	3,286,300	3,418,992
Citic International Financial Holdings Ltd.	6,073,000	2,717,585
Hang Seng Bank Ltd.	537,500	6,713,905
HSBC Holdings PLC:
(Hong Kong) (Reg.)	1,747,182	26,232,193
(United Kingdom) (Reg.)	62,060	931,768
Liu Chong Hing Bank Ltd.	735,000	1,097,919
Standard Chartered PLC	52,358	836,143
Taishin Financial Holdings Co. Ltd.	1,544,000	1,096,681
Wing Lung Bank Ltd.	253,000	1,593,142
		48,818,800
Consumer Finance - 0.1%
Aeon Credit Service (Asia) Co. Ltd.	317,600	197,334
Diversified Financial Services - 6.3%
China Everbright Ltd.	6,416,000	3,532,039
First Pacific Co. Ltd. (a)	7,228,000	1,396,157
Guoco Group Ltd.	1,143,366	8,061,101
Shun Tak Holdings Ltd.	1,353,000	457,354
Wharf Holdings Ltd.	487,685	1,227,753
		14,674,404
Insurance - 0.8%
Cathay Financial Holding Co. Ltd.	1,075,000	1,774,241
PICC Property & Casualty Co. Ltd. (H Shares)	102,000	23,882
		1,798,123
Real Estate - 8.9%
Cheung Kong Holdings Ltd.	734,000	6,120,132
Hang Lung Properties Ltd.	1,489,000	1,946,192
Henderson Land Development Co. Ltd.	521,000	2,187,159
Sun Hung Kai Properties Ltd.	1,036,021	8,771,812
Wheelock & Co. Ltd.	1,458,000	1,746,085
		20,771,380
TOTAL FINANCIALS		86,260,041
HEALTH CARE - 0.1%
Biotechnology - 0.1%
Global Bio-Chem Technology Group Co. Ltd.	646,000	328,590
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - 11.1%
Air Freight & Logistics - 0.5%
Sinotrans Ltd. (H Shares)	2,370,000	$ 1,174,990
Airlines - 1.2%
Cathay Pacific Airways Ltd.	580,000	1,109,122
China National Aviation Co. Ltd.	2,402,000	460,876
EVA Airways Corp.	713,138	302,658
Singapore Airlines Ltd.	145,000	1,008,623
		2,881,279
Commercial Services & Supplies - 0.1%
Shenzhen Dongjiang Environmental Co. Ltd. (H Shares)	2,830,000	178,570
Construction & Engineering - 0.8%
Shui On Construction & Materials Ltd. (a)	1,192,000	1,772,896
Electrical Equipment - 1.3%
Byd Co. Ltd. (H Shares)	341,500	890,514
Dongfang Electrical Machinery Co. Ltd. (H Shares) (a)	1,000,000	328,371
Harbin Power Equipment Co. Ltd. (H Shares)	7,710,000	1,896,325
		3,115,210
Industrial Conglomerates - 4.9%
Hutchison Whampoa Ltd.	1,452,500	11,269,332
Machinery - 1.0%
Chen Hsong Holdings Ltd.	2,522,000	1,575,113
Daewoo Heavy Industries & Machinery Ltd. (a)	110,000	752,851
		2,327,964
Trading Companies & Distributors - 0.1%
Dickson Concepts International Ltd.	368,000	191,923
Transportation Infrastructure - 1.2%
Sembcorp Logistics Ltd.	130,000	125,553
Zhejiang Expressway Co. Ltd. (H Shares)	4,344,000	2,727,027
		2,852,580
TOTAL INDUSTRIALS		25,764,744
INFORMATION TECHNOLOGY - 14.4%
Communications Equipment - 0.4%
Datacraft Asia Ltd. (a)	456,000	570,000
Nanjing Panda Electronics Co. (H Shares) (a)	1,436,000	420,689
		990,689
Computers & Peripherals - 1.7%
Ambit Microsystems Corp.	186,813	512,043
High Tech Computer Corp.	203,000	753,846
Quanta Computer, Inc.	1,013,690	2,763,523
		4,029,412

	Shares	Value (Note 1)
Electronic Equipment & Instruments - 5.4%
Elec & Eltek International Co. Ltd.	320,000	$ 912,000
Hon Hai Precision Industries Co. Ltd.	1,152,180	5,161,549
Kingboard Chemical Holdings Ltd.	2,246,000	3,007,932
Merry Electronics Co. Ltd.	253,000	410,109
Varitronix International Ltd.	1,584,000	1,682,806
Venture Corp. Ltd.	33,000	358,551
Yageo Corp. (a)	2,067,000	986,897
		12,519,844
Internet Software & Services - 0.2%
Daum Communications Corp. (a)	7,700	359,789
Semiconductors & Semiconductor Equipment - 6.7%
Advanced Semiconductor Engineering, Inc. (a)	1,151,000	1,068,568
ASE Test Ltd. unit (a)	2,761,000	406,867
Samsung Electronics Co. Ltd.	10,200	4,050,695
Sunplus Technology Co. Ltd.	680,000	1,182,434
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	3,930,395	7,761,169
United Microelectronics Corp. (a)	1,083,464	993,095
		15,462,828
TOTAL INFORMATION TECHNOLOGY		33,362,562
MATERIALS - 1.6%
Chemicals - 0.6%
Honam Petrochemical Corp.	27,500	1,101,394
LG Chemical Ltd.	4,600	184,622
		1,286,016
Metals & Mining - 1.0%
Rio Tinto Ltd.	92,492	2,333,692
TOTAL MATERIALS		3,619,708
TELECOMMUNICATION SERVICES - 7.3%
Diversified Telecommunication Services - 3.8%
China Telecom Corp. Ltd. (H Shares)	18,048,000	5,984,547
Chunghwa Telecom Co. Ltd.	470,000	741,085
PCCW Ltd. (a)	2,907,400	2,077,891
		8,803,523
Wireless Telecommunication Services - 3.5%
China Mobile (Hong Kong) Ltd.	1,546,000	4,381,364
Taiwan Cellular Co. Ltd.	4,041,000	3,632,493
		8,013,857
TOTAL TELECOMMUNICATION SERVICES		16,817,380
UTILITIES - 2.6%
Electric Utilities - 1.4%
Beijing Datang Power Generation Co. Ltd.	1,720,000	1,101,911
CLP Holdings Ltd.	496,700	2,245,051
		3,346,962
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Gas Utilities - 1.1%
Hong Kong & China Gas Co. Ltd.	1,775,400	$ 2,457,704
Water Utilities - 0.1%
Tianjin Capital Environmental Protection Co. Ltd. (H Shares)	446,000	123,480
TOTAL UTILITIES		5,928,146
TOTAL COMMON STOCKS (Cost $164,833,418)		217,999,575
Money Market Funds - 5.1%

Fidelity Cash Central Fund, 1.07% (b) (Cost $11,863,195)	11,863,195	11,863,195
TOTAL INVESTMENT PORTFOLIO - 99.2% (Cost $176,696,613)		229,862,770
NET OTHER ASSETS - 0.8%		1,791,343
NET ASSETS - 100%		$ 231,654,113
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $116,851,296 and $49,908,301, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $534 for the period.
Income Tax Information
At October 31, 2003, the fund had a capital loss carryforward of approximately $49,007,000 of which $39,641,000, $1,350,000 and $8,016,000 will expire on October 31, 2005, 2009 and 2010, respectively.

Annual Report

See accompanying notes which are an integral part of the financial statements.

China Region

Financial Statements

Statement of Assets and Liabilities

	October 31, 2003

Assets
Investment in securities, at value (cost $176,696,613) - See accompanying schedule		$ 229,862,770
Foreign currency held at value (cost $1,580,484)		1,580,484
Receivable for investments sold		523,858
Receivable for fund shares sold		755,657
Dividends receivable		51,518
Interest receivable		8,257
Redemption fees receivable		1,095
Prepaid expenses		712
Total assets		232,784,351

Liabilities
Payable for investments purchased	$ 759,498
Payable for fund shares redeemed	119,568
Accrued management fee	129,456
Other payables and accrued expenses	121,716
Total liabilities		1,130,238

Net Assets		$ 231,654,113
Net Assets consist of:
Paid in capital		$ 225,119,186
Undistributed net investment income		2,516,769
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(49,149,813)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		53,167,971
Net Assets, for 15,300,328 shares outstanding		$ 231,654,113
Net Asset Value, offering price and redemption price per share ($231,654,113 ÷ 15,300,328 shares)		$ 15.14

Statement of Operations

	Year ended October 31, 2003

Investment Income
Dividends		$ 4,532,041
Interest		60,639
		4,592,680
Less foreign taxes withheld		(123,903)
Total income		4,468,777

Expenses
Management fee	$ 963,997
Transfer agent fees	457,672
Accounting fees and expenses	79,854
Non-interested trustees' compensation	512
Custodian fees and expenses	142,434
Registration fees	16,150
Audit	64,445
Legal	391
Miscellaneous	1,404
Total expenses		1,726,859
Net investment income (loss)		2,741,918
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	780,974
Foreign currency transactions	43,247
Total net realized gain (loss)		824,221
Change in net unrealized appreciation (depreciation) on: Investment securities	45,578,702
Assets and liabilities in foreign currencies	(1,745)
Total change in net unrealized appreciation (depreciation)		45,576,957
Net gain (loss)		46,401,178
Net increase (decrease) in net assets resulting from operations		$ 49,143,096
Other Information
Sales charges paid to FDC		$ 28,265

See accompanying notes which are an integral part of the financial statements.

Annual Report

China Region
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2003	Year ended October 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,741,918	$ 1,957,028
Net realized gain (loss)	824,221	(5,432,051)
Change in net unrealized appreciation (depreciation)	45,576,957	4,125,986
Net increase (decrease) in net assets resulting from operations	49,143,096	650,963
Distributions to shareholders from net investment income	(1,902,675)	(1,673,748)
Share transactions Net proceeds from sales of shares	103,420,624	20,684,464
Reinvestment of distributions	1,835,453	1,610,891
Cost of shares redeemed	(31,350,519)	(27,726,577)
Net increase (decrease) in net assets resulting from share transactions	73,905,558	(5,431,222)
Redemption fees	148,688	59,725
Total increase (decrease) in net assets	121,294,667	(6,394,282)

Net Assets
Beginning of period	110,359,446	116,753,728
End of period (including undistributed net investment income of $2,516,769 and undistributed net investment income of $1,611,867, respectively)	$ 231,654,113	$ 110,359,446
Other Information Shares
Sold	7,827,883	1,632,861
Issued in reinvestment of distributions	160,162	122,130
Redeemed	(2,578,985)	(2,219,979)
Net increase (decrease)	5,409,060	(464,988)

Financial Highlights

Years ended October 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 11.16	$ 11.27	$ 14.96	$ 14.15	$ 10.25
Income from Investment Operations
Net investment income (loss) C	.25	.19	.14	.10	.19
Net realized and unrealized gain (loss)	3.91	(.15)	(3.29)	.80	3.98
Total from investment operations	4.16	.04	(3.15)	.90	4.17
Distributions from net investment income	(.19)	(.16)	(.56)	(.17)	(.32)
Redemption fees added to paid in capital C	.01	.01	.02	.08	.05
Net asset value, end of period	$ 15.14	$ 11.16	$ 11.27	$ 14.96	$ 14.15
Total Return A, B	37.91%	.23%	(21.82)%	6.77%	42.44%
Ratios to Average Net Assets D
Expenses before expense reductions	1.30%	1.32%	1.32%	1.22%	1.34%
Expenses net of voluntary waivers, if any	1.30%	1.32%	1.32%	1.22%	1.34%
Expenses net of all reductions	1.30%	1.31%	1.30%	1.21%	1.32%
Net investment income (loss)	2.07%	1.52%	1.03%	.55%	1.59%
Supplemental Data
Net assets, end of period (000 omitted)	$ 231,654	$ 110,359	$ 116,754	$ 179,709	$ 161,518
Portfolio turnover rate	39%	53%	75%	103%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Emerging Markets

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2003	Past 1 year	Past 5 years	Past 10 years
Fidelity Emerging Markets	40.50%	8.11%	-4.14%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Emerging Markets Fund on October 31, 1993. The chart shows how the value of your investment would have grown, and also shows how the MSCI Emerging Markets Free Index did over the same period.

Annual Report

Emerging Markets

Management's Discussion of Fund Performance

Comments from John Carlson, Portfolio Manager of Fidelity Emerging Markets Fund

Mirroring the U.S. rally, most international stock markets rebounded sharply during the 12-month period ending October 31, 2003. Encouraged by improved corporate earnings, favorable interest rates and the easing of geopolitical tensions, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index - a proxy for stock markets outside the United States and Canada - gained 27.39% during the past year. From a regional perspective, all 16 countries in the MSCI Europe index - which gained 24.56% - had double-digit advances. Spain, Denmark and Sweden were among the region's best performers. In Japan, increased capital spending, exports and machinery orders helped the Tokyo Stock Exchange Stock Price Index (TOPIX) advance 36.39%. Following the SARS epidemic, other Asian markets also rebounded. For instance, the Hong Kong market, as measured by the Hang Seng Index, gained 34.51%. Emerging markets also fared well, particularly Latin America. The MSCI Emerging Markets Free Latin America index rose 59.75%. Canadian equities, as measured by the S&P/TSX Composite Index, also posted an impressive annual gain, advancing 50.66%.

Fidelity Emerging Markets Fund returned 40.50% during the 12-month period. This return lagged the fund's benchmark, the Morgan Stanley Capital International Emerging Markets Free Index, which returned 48.74%. The fund also trailed the Lipper Emerging Markets Funds Average, which returned 46.96%. Overweighted positions in the world's two most populous countries - China and India - were major contributors to performance. In India, low interest rates, rising gross domestic product growth and banking industry liberalization contributed to positive consumer spending, helping the fund's overweighted positions in Indian auto and banking stocks. In China, utilities such as Huaneng Power contributed as the company benefited from strong electricity consumption driven by rising industrial and consumer demand. Security selection in two market-weighted countries, Taiwan and South Korea, detracted the most from performance. The fund's overweighted position in Korean non-life insurance company Samsung Fire & Marine, as well as telecommunications stocks such as KT Corp., also hurt performance. In addition, disappointing security selection in Brazil overwhelmed the positive contribution from the fund's overweighted position there.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Emerging Markets

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2003
Korea (South)	22.2%
Taiwan	12.0%
Brazil	10.3%
Mexico	7.6%
Russia	5.8%
India	5.6%
China	5.5%
United States of America	5.1%
South Africa	5.0%
Other	20.9%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2003
Korea (South)	18.4%
Taiwan	13.4%
Brazil	10.9%
Mexico	8.6%
Russia	7.8%
South Africa	7.4%
India	6.2%
China	5.4%
Malaysia	3.3%
Other	18.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.7	98.0
Short-Term Investments and Net Other Assets	4.3	2.0
Top Ten Stocks as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	7.9	6.6
Anglo American PLC (South Africa) (United Kingdom, Metals & Mining)	3.8	2.8
Telebras sponsored ADR (Brazil, Diversified Telecommunication Services)	2.2	1.7
Kookmin Bank (Korea (South), Commercial Banks)	2.2	1.2
America Movil SA de CV sponsored ADR (Mexico, Wireless Telecommunication Services)	1.9	2.0
Teva Pharmaceutical Industries Ltd. sponsored ADR (Israel, Pharmaceuticals)	1.8	1.5
POSCO (Korea (South), Metals & Mining)	1.8	0.9
Impala Platinum Holdings Ltd. (South Africa, Metals & Mining)	1.7	1.8
SK Telecom Co. Ltd. (Korea (South), Wireless Telecommunication Services)	1.7	0.0
Lukoil Oil Co. sponsored ADR (Russia, Oil & Gas)	1.6	2.5
	26.6
Market Sectors as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	20.1	15.7
Financials	17.0	18.2
Materials	14.5	11.6
Telecommunication Services	14.0	15.6
Energy	11.0	11.9
Consumer Discretionary	7.7	10.5
Consumer Staples	5.3	5.6
Health Care	2.3	3.7
Utilities	2.1	2.7
Industrials	1.7	2.5

Annual Report

Emerging Markets

Investments October 31, 2003

Showing Percentage of Net Assets

Common Stocks - 95.7%
	Shares	Value (Note 1)
Austria - 0.5%
Bank Austria Creditanstalt AG	53,800	$ 2,335,926
Brazil - 10.3%
Banco Bradesco SA (PN)	756,126,200	3,194,379
Banco Itau Holding Financeira SA (PN)	32,492,300	2,663,768
Centrais Electricas Brasileiras (Electrobras) SA (PN-B)	97,538,200	1,281,114
Companhia de Bebidas das Americas (AmBev) sponsored ADR	80,882	1,714,698
Companhia Vale do Rio Doce:
(PN-A)	23,900	957,167
sponsored:
ADR	8,100	370,575
ADR (non-vtg.)	107,700	4,351,080
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	95,600	2,480,820
Gerdau SA sponsored ADR	110,170	1,604,075
Petroleo Brasileiro SA Petrobras:
(PN)	132,400	2,909,890
sponsored:
ADR	154,700	3,635,450
ADR (non-vtg.)	233,200	5,074,432
Telebras sponsored ADR	278,900	9,605,316
Uniao de Bancos Brasileiros SA (Unibanco) GDR	112,500	2,487,375
Usinas Siderurgicas de Minas Gerais SA (Usiminas) (PN-A)	232,200	1,858,248
Votorantim Celulose e Papel SA sponsored ADR	1,700	46,546
TOTAL BRAZIL		44,234,933
China - 5.5%
China Petroleum & Chemical Corp. (H Shares)	15,081,000	5,000,718
China Telecom Corp. Ltd. (H Shares)	14,222,000	4,715,882
Huaneng Power International, Inc. (H Shares)	3,076,000	4,792,881
PetroChina Co. Ltd. (H Shares)	15,968,000	5,808,901
PICC Property & Casualty Co. Ltd. (H Shares)	96,000	22,477
Zhenhai Refining & Chemical Co. (H Shares)	5,344,000	3,268,775
TOTAL CHINA		23,609,634
Czech Republic - 0.4%
Philip Morris CR AS	3,586	1,857,423
Hong Kong - 2.7%
China Mobile (Hong Kong) Ltd.	1,527,000	4,327,518
Denway Motors Ltd.	5,576,000	4,595,447
Sun Hung Kai Properties Ltd.	342,000	2,895,655
TOTAL HONG KONG		11,818,620

	Shares	Value (Note 1)
Hungary - 0.9%
Gedeon Richter Ltd. unit	19,600	$ 2,038,400
OTP Bank Rt. (a)	151,900	1,850,874
TOTAL HUNGARY		3,889,274
India - 5.6%
Bajaj Auto Ltd.	120,890	2,441,407
Hindustan Petroleum Corp. Ltd.	453,640	3,295,196
Housing Development Finance Corp. Ltd.	428,370	4,914,156
Infosys Technologies Ltd.	53,466	5,593,697
ITC Ltd.	100	1,917
Larsen & Toubro Ltd.	338,690	3,039,765
State Bank of India	472,070	5,043,607
TOTAL INDIA		24,329,745
Indonesia - 2.5%
PT Bank Central Asia Tbk	8,167,000	3,388,312
PT Bank PAN Indonesia Tbk	46,344,500	1,527,277
PT Hanjaya Mandala Sampoerna Tbk	5,584,500	2,859,139
PT Indofood Sukses Makmur	35,881,500	2,956,176
TOTAL INDONESIA		10,730,904
Israel - 2.7%
AudioCodes Ltd. (a)	263,700	2,259,909
ECtel Ltd. (a)	122,700	823,440
M-Systems Flash Disk Pioneers Ltd. (a)	45,000	891,000
Teva Pharmaceutical Industries Ltd. sponsored ADR	135,000	7,680,150
TOTAL ISRAEL		11,654,499
Korea (South) - 22.2%
Amorepacific Corp.	23,800	3,267,848
Honam Petrochemical Corp.	98,350	3,938,984
Hyundai Motor Co. Ltd.	153,630	5,120,997
Kookmin Bank	254,000	9,271,478
KT&G Corp.	211,700	4,078,376
LG Ad, Inc.	159,560	2,676,185
POSCO	65,140	7,551,025
Samsung Electronics Co. Ltd.	85,315	33,880,890
Samsung Fire & Marine Insurance Co. Ltd.	70,470	4,025,154
Samsung SDI Co. Ltd.	51,730	5,332,536
Shinhan Financial Group Co. Ltd.	343,800	4,938,401
Shinsegae Co. Ltd.	21,370	4,288,443
SK Telecom Co. Ltd.	40,820	7,208,598
TOTAL KOREA (SOUTH)		95,578,915
Malaysia - 2.2%
Commerce Asset Holding BHD	2,652,700	3,071,547
Malakoff BHD	2,091,300	3,026,882
Maxis Communications BHD	1,605,200	3,189,279
TOTAL MALAYSIA		9,287,708
Common Stocks - continued
	Shares	Value (Note 1)
Mexico - 7.6%
America Movil SA de CV sponsored ADR	346,300	$ 8,241,940
Cemex SA de CV sponsored ADR	181,400	4,353,600
Consorcio ARA SA de CV (a)	423,600	1,158,715
Fomento Economico Mexicano SA de CV sponsored ADR	63,700	2,275,364
Grupo Financiero BBVA Bancomer SA Series B (a)	2,670,300	2,265,944
Grupo Modelo SA de CV Series C	469,900	1,190,263
Grupo Televisa SA de CV sponsored ADR	138,775	5,377,531
Telefonos de Mexico SA de CV sponsored ADR	211,200	6,790,080
Wal-Mart de Mexico SA de CV Series C	353,931	922,851
TOTAL MEXICO		32,576,288
Poland - 0.5%
Bank Przemyslowo-Handlowy PBK SA	24,300	2,100,483
Russia - 5.8%
Lukoil Oil Co. sponsored ADR	85,000	6,910,500
Mobile TeleSystems OJSC:
GDR (c)	36,200	2,751,200
sponsored ADR	15,500	1,201,095
OAO Gazprom sponsored ADR	126,300	3,031,200
Sibneft sponsored ADR	56,700	1,233,225
Vimpel Communications sponsored ADR (a)	42,800	2,786,280
YUKOS Corp. sponsored ADR	149,317	6,898,445
TOTAL RUSSIA		24,811,945
South Africa - 5.0%
ABSA Group Ltd.	390,400	2,258,433
African Bank Investments Ltd.	2,113,200	2,530,834
Impala Platinum Holdings Ltd.	81,100	7,458,243
MTN Group Ltd. (a)	1,073,100	3,847,744
Naspers Ltd. sponsored ADR	51,870	2,424,923
Sanlam Ltd.	2,608,200	3,218,317
TOTAL SOUTH AFRICA		21,738,494
Taiwan - 12.0%
ASUSTeK Computer, Inc.	1,252,000	2,988,859
China Steel Corp.	5,422,295	4,378,747
Compal Electronics, Inc.	2,942,800	4,466,673
Formosa Chemicals & Fibre Corp.	3,032,880	4,826,865
Inventec Co. Ltd.	4,703,000	3,104,839
Nien Hsing Textile Co. Ltd.	2,167,000	2,228,951
Quanta Computer, Inc.	1,609,000	4,386,457
Realtek Semiconductor Corp.	1,642,000	3,266,578
Siliconware Precision Industries Co. Ltd. (a)	3,671,000	3,516,284
Sunplus Technology Co. Ltd.	1,184,000	2,058,827
Synnex Technology International Corp.	2,133,400	3,143,825
Taishin Financial Holdings Co. Ltd.	3,529,000	2,506,599

	Shares	Value (Note 1)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	3,415,661	$ 6,744,748
United Microelectronics Corp. (a)	4,460,160	4,088,151
TOTAL TAIWAN		51,706,403
Thailand - 2.7%
Shin Corp. PCL (For. Reg.)	5,649,600	3,280,869
Siam Cement PCL (For. Reg.)	836,800	4,733,837
Siam Commercial Bank PCL (For. Reg.) (a)	3,397,700	3,508,263
TOTAL THAILAND		11,522,969
Turkey - 2.0%
Akbank Turk Anonim Sirketi	945,086,800	4,427,070
Dogan Yayin Holding AS (a)	870,179,990	2,419,318
Enka Insaat ve Sanayi AS	55,365,445	1,940,448
Koytas Tekstil Sanayi ve Ticaret AS (a)	26,770,000	5
TOTAL TURKEY		8,786,841
United Kingdom - 3.8%
Anglo American PLC (South Africa)	807,307	16,448,268
United States of America - 0.8%
Central European Distribution Corp. (a)	48,100	1,808,079
NII Holdings, Inc. Class B (a)	18,400	1,418,456
TOTAL UNITED STATES OF AMERICA		3,226,535
TOTAL COMMON STOCKS (Cost $325,112,153)		412,245,807
Money Market Funds - 5.8%

Fidelity Cash Central Fund, 1.07% (b)	12,390,690	12,390,690
Fidelity Securities Lending Cash Central Fund, 1.09% (b)	12,616,525	12,616,525
TOTAL MONEY MARKET FUNDS (Cost $25,007,215)		25,007,215
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $350,119,368)		437,253,022
NET OTHER ASSETS - (1.5)%		(6,324,523)
NET ASSETS - 100%		$ 430,928,499
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,751,200 or 0.6% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $351,418,883 and $302,243,075, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,538 for the period.
Income Tax Information

At September 30, 2003, the fund had a capital loss carryforward of approximately $524,240,000 of which $96,913,000, $19,326,000, $309,416,000, $46,041,000, $40,041,000 and $12,503,000 will expire on September 30, 2004, 2006, 2007, 2008, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Emerging Markets

Financial Statements

Statement of Assets and Liabilities

	October 31, 2003

Assets
Investment in securities, at value (including securities loaned of $12,263,790) (cost $350,119,368) - See accompanying schedule		$ 437,253,022
Foreign currency held at value (cost $4,088,605)		4,080,721
Receivable for investments sold		3,845,100
Receivable for fund shares sold		867,091
Dividends receivable		1,116,328
Interest receivable		12,005
Redemption fees receivable		2,428
Prepaid expenses		1,631
Other receivables		6,127
Total assets		447,184,453

Liabilities
Payable to custodian bank	$ 644,126
Payable for investments purchased	1,434,144
Payable for fund shares redeemed	439,736
Accrued management fee	249,913
Other payables and accrued expenses	871,510
Collateral on securities loaned, at value	12,616,525
Total liabilities		16,255,954

Net Assets		$ 430,928,499
Net Assets consist of:
Paid in capital		$ 867,028,207
Undistributed net investment income		2,401,192
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(524,974,542)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		86,473,642
Net Assets, for 43,910,924 shares outstanding		$ 430,928,499
Net Asset Value, offering price and redemption price per share ($430,928,499 ÷ 43,910,924 shares)		$ 9.81

Statement of Operations

	Year ended October 31, 2003

Investment Income
Dividends		$ 8,753,595
Interest		122,885
Security lending		19,667
		8,896,147
Less foreign taxes withheld		(979,425)
Total income		7,916,722

Expenses
Management fee	$ 2,157,647
Transfer agent fees	1,186,673
Accounting and security lending fees	178,792
Non-interested trustees' compensation	1,167
Custodian fees and expenses	369,198
Registration fees	25,106
Audit	104,208
Legal	924
Miscellaneous	15,968
Total expenses before reductions	4,039,683
Expense reductions	(16,390)	4,023,293
Net investment income (loss)		3,893,429
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	15,194,877
Foreign currency transactions	(437,726)
Total net realized gain (loss)		14,757,151
Change in net unrealized appreciation (depreciation) on: Investment securities (net of deferred foreign taxes of $646,762)	87,707,567
Assets and liabilities in foreign currencies	52,492
Total change in net unrealized appreciation (depreciation)		87,760,059
Net gain (loss)		102,517,210
Net increase (decrease) in net assets resulting from operations		$ 106,410,639
Other Information
Sales charges paid to FDC		$ 18,740

See accompanying notes which are an integral part of the financial statements.

Annual Report

Emerging Markets
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2003	Year ended October 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,893,429	$ 2,153,675
Net realized gain (loss)	14,757,151	(18,602,882)
Change in net unrealized appreciation (depreciation)	87,760,059	16,888,089
Net increase (decrease) in net assets resulting from operations	106,410,639	438,882
Distributions to shareholders from net investment income	(1,836,578)	(936,196)
Share transactions Net proceeds from sales of shares	144,659,629	180,799,404
Reinvestment of distributions	1,776,667	910,011
Cost of shares redeemed	(83,990,232)	(122,138,443)
Net increase (decrease) in net assets resulting from share transactions	62,446,064	59,570,972
Redemption fees	179,613	491,509
Total increase (decrease) in net assets	167,199,738	59,565,167

Net Assets
Beginning of period	263,728,761	204,163,594
End of period (including undistributed net investment income of $2,401,192 and undistributed net investment income of $1,529,843, respectively)	$ 430,928,499	$ 263,728,761
Other Information Shares
Sold	17,006,473	21,706,976
Issued in reinvestment of distributions	243,379	120,213
Redeemed	(10,837,670)	(15,624,566)
Net increase (decrease)	6,412,182	6,202,623

Financial Highlights

Years ended October 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 7.03	$ 6.52	$ 8.71	$ 9.35	$ 6.74
Income from Investment Operations
Net investment income (loss) C	.10	.06 E	.06	.02 D	.07
Net realized and unrealized gain (loss)	2.73	.47 F	(2.22)	(.68)	2.53
Total from investment operations	2.83	.53	(2.16)	(.66)	2.60
Distributions from net investment income	(.05)	(.03)	(.03)	-	-
Redemption fees added to paid in capital C	- H	.01	- H	.02	.01
Net asset value, end of period	$ 9.81	$ 7.03	$ 6.52	$ 8.71	$ 9.35
Total Return A, B	40.50%	8.25%	(24.87)%	(6.84)%	38.72%
Ratios to Average Net Assets G
Expenses before expense reductions	1.36%	1.44%	1.54%	1.39%	1.45%
Expenses net of voluntary waivers, if any	1.36%	1.44%	1.54%	1.39%	1.45%
Expenses net of all reductions	1.36%	1.39%	1.45%	1.35%	1.42%
Net investment income (loss)	1.31%	.73%	.78%	.15%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 430,928	$ 263,729	$ 204,164	$ 304,445	$ 402,392
Portfolio turnover rate	105%	120%	113%	100%	94%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Investment income per share reflects a special dividend which amounted to $.02 per share. E Investment income per share reflects a special dividend which amounted to $.01 per share. F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund. G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. H Amount represents less than $.01 per-share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Europe

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2003	Past 1 year	Past 5 years	Past 10 years
Fidelity Europe	34.09%	-0.22%	8.22%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Europe Fund on October 31, 1993. The chart shows how the value of your investment would have grown, and also shows how the MSCI Europe Index did over the same period.

Annual Report

Europe

Management's Discussion of Fund Performance

Comments from David Baverez, Portfolio Manager of Fidelity Europe Fund

Mirroring the U.S. rally, most international stock markets rebounded sharply during the 12-month period ending October 31, 2003. Encouraged by improved corporate earnings, favorable interest rates and the easing of geopolitical tensions, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index - a proxy for stock markets outside the United States and Canada - gained 27.39% during the past year. From a regional perspective, all 16 countries in the MSCI Europe index - which gained 24.56% - had double-digit advances. Spain, Denmark and Sweden were among the region's best performers. In Japan, increased capital spending, exports and machinery orders helped the Tokyo Stock Exchange Stock Price Index (TOPIX) advance 36.39%. Following the SARS epidemic, other Asian markets also rebounded. For instance, the Hong Kong market, as measured by the Hang Seng Index, gained 34.51%. Emerging markets also fared well, particularly Latin America. The MSCI Emerging Markets Free-Latin America Index rose 59.75%. Canadian equities, as measured by the S&P/TSX Composite Index, also posted an impressive annual gain, advancing 50.66%.

Fidelity Europe Fund benefited from a strong market rally and successful strategic positioning, capturing many of the strengths within the European markets. The fund gained 34.09% for the 12-month period, strongly outperforming its benchmark, the Morgan Stanley Capital International Europe Index, which returned 24.56%, as well as the 23.64% return of the Lipper European Region Funds Average. The fund was overweighted in several industry sectors that performed well during the period, including banking, insurance, software and telecommunications. The banking and insurance sectors were particularly strong because they had been overlooked for several years, and the attractive valuations of stocks in these sectors caught the attention of investors during the period. Swiss Life Holding, a Switzerland-based insurance company, Banca Intesa SPA, an Italian bank, and SAP AG, a German software company, all made strong contributions to performance. Conversely, Alstom SA, a French energy stock, detracted from performance as a result of allegations that it had overstated its financial results. Luxottica Group SPA, an Italian eye care firm, also underperformed because of poor results in its sunglasses business.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Europe

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2003
Germany	17.3%
France	17.0%
Switzerland	14.3%
United Kingdom	10.8%
Spain	8.9%
Italy	8.8%
Russia	6.3%
United States of America	5.2%
Netherlands	4.4%
Other	7.0%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2003
France	18.3%
Switzerland	14.5%
Italy	12.1%
Germany	11.0%
United Kingdom	8.5%
Spain	8.4%
Netherlands	7.4%
United States of America	5.7%
Russia	4.7%
Other	9.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.2	97.4
Short-Term Investments and Net Other Assets	2.8	2.6
Top Ten Stocks as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Banca di Roma Spa (Italy, Commercial Banks)	4.3	0.0
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	3.5	0.0
Banca Intesa Spa (Risp) (Italy, Commercial Banks)	3.4	3.3
Allianz AG (Reg.) (Germany, Insurance)	3.3	0.0
Vivendi Universal SA (France, Media)	3.3	2.6
Credit Agricole SA (France, Commercial Banks)	3.1	0.0
Swiss Life Holding (Switzerland, Insurance)	3.0	0.0
Bayerische Hypo Und Verein AG (Germany, Commercial Banks)	2.9	0.0
Repsol YPF SA (Spain, Oil & Gas)	2.8	2.4
Business Objects SA (France, Software)	2.7	0.0
	32.3
Market Sectors as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	34.1	25.3
Consumer Discretionary	23.3	13.8
Health Care	12.0	15.8
Energy	10.2	11.7
Telecommunication Services	6.4	8.4
Industrials	6.0	4.0
Information Technology	4.4	11.7
Consumer Staples	0.8	6.7

Annual Report

Europe

Investments October 31, 2003

Showing Percentage of Net Assets

Common Stocks - 91.5%
	Shares	Value (Note 1)
Belgium - 0.8%
Colruyt NV	110,800	$ 10,011,788
Denmark - 0.4%
Coloplast AS Series B	66,941	5,612,233
France - 17.0%
AXA SA	1,700,969	32,118,947
Business Objects SA (a)	1,078,900	35,245,818
Credit Agricole SA	1,849,200	39,138,099
Credit Agricole SA rights 11/7/03 (a)	1,849,200	428,441
Financiere Marc de Lacharriere SA (Fimalac)	467,981	13,331,040
Havas SA	6,525,186	30,992,317
Lagardere S.C.A. (Reg.)	279,200	13,995,216
Technip-Coflexip SA	114,078	11,233,061
Vivendi Universal SA (a)	2,020,300	42,291,327
TOTAL FRANCE		218,774,266
Germany - 15.0%
Allianz AG (Reg.)	403,869	43,146,238
Bayerische Hypo Und Verein AG (a)	1,667,100	36,597,225
Continental AG	635,336	21,491,346
Deutsche Telekom AG (Reg.) (a)	964,100	15,049,599
Hypo Real Estate Holding AG (a)	1,551,651	26,962,652
Rational AG	148,900	7,365,460
SAP AG	147,800	21,602,448
TUI AG	1,195,900	20,822,417
TOTAL GERMANY		193,037,385
Hungary - 4.1%
Gedeon Richter Ltd. unit	254,600	26,478,400
OTP Bank Rt. unit (a)	1,063,020	26,097,141
TOTAL HUNGARY		52,575,541
Ireland - 1.7%
Anglo Irish Bank Corp. PLC	1,812,200	21,686,214
Italy - 5.4%
Banca di Roma Spa (a)	19,681,327	54,765,200
Banca Intesa Spa	437,500	1,472,824
Bulgari Spa	1,461,700	13,223,029
TOTAL ITALY		69,461,053
Netherlands - 4.4%
Buhrmann NV (a)	2,474,138	22,069,472

	Shares	Value (Note 1)
Euronext NV	432,562	$ 10,548,186
IHC Caland NV	549,851	23,376,978
TOTAL NETHERLANDS		55,994,636
Russia - 6.3%
Sibneft sponsored ADR	576,700	12,543,225
Surgutneftegaz JSC sponsored ADR	504,700	12,536,748
Vimpel Communications sponsored ADR (a)	333,400	21,704,340
YUKOS Corp. sponsored ADR	730,661	33,756,538
TOTAL RUSSIA		80,540,851
Spain - 8.9%
Actividades de Construccion y Servicios SA (ACS)	581,000	24,378,213
Antena 3 Television SA (a)	866,700	28,213,204
Iberia Lineas Aereas de Espana SA	10,205,600	24,827,622
Repsol YPF SA	2,098,400	36,449,200
TOTAL SPAIN		113,868,239
Switzerland - 14.3%
Compagnie Financiere Richemont unit	823,217	18,452,686
Geberit AG (Reg.)	14,901	6,113,345
Novartis AG (Reg.)	645,700	24,775,508
Roche Holding AG (participation certificate)	227,040	18,713,949
Straumann Holding AG	123,017	14,567,320
Swiss Life Holding (a)	227,824	38,491,822
UBS AG (Reg.)	494,360	30,238,341
Zurich Financial Services AG	252,063	32,151,852
TOTAL SWITZERLAND		183,504,823
United Kingdom - 10.8%
AstraZeneca PLC (United Kingdom)	704,091	33,571,054
Carnival PLC	768,953	26,514,299
Intercontinental Hotels Group PLC	3,660,361	33,165,814
Vodafone Group PLC	21,628,300	45,743,874
TOTAL UNITED KINGDOM		138,995,041
United States of America - 2.4%
Synthes-Stratec, Inc.	33,366	30,513,737
TOTAL COMMON STOCKS (Cost $970,533,501)		1,174,575,807
Nonconvertible Preferred Stocks - 5.7%

Germany - 2.3%
Porsche AG (non-vtg.)	60,500	29,612,832
Italy - 3.4%
Banca Intesa Spa (Risp)	17,500,000	43,708,318
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $51,431,920)		73,321,150
Money Market Funds - 5.7%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.07% (b)	25,808,224	$ 25,808,224
Fidelity Securities Lending Cash Central Fund, 1.09% (b)	46,880,208	46,880,208
TOTAL MONEY MARKET FUNDS (Cost $72,688,432)		72,688,432
TOTAL INVESTMENT PORTFOLIO - 102.9% (Cost $1,094,653,853)		1,320,585,389
NET OTHER ASSETS - (2.9)%		(37,394,116)
NET ASSETS - 100%		$ 1,283,191,273
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,663,368,281 and $1,587,703,865, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $721 for the period.
The fund participated in the security lending program during the period. Cash collateral includes amounts received for unsettled security loans.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loans were outstanding amounted to $9,006,000. The weighted average interest rate was 1.23%. At period end there were no interfund loans outstanding.

Income Tax Information

At October 31, 2003, the fund had a capital loss carryforward of approximately $385,251,000 of which $251,000, $107,086,000, $127,649,000 and $150,265,000 will expire on October 31, 2006, 2009, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Europe

Financial Statements

Statement of Assets and Liabilities

	October 31, 2003

Assets
Investment in securities, at value (including securities loaned of $44,741,783) (cost $1,094,653,853) - See accompanying schedule		$ 1,320,585,389
Receivable for investments sold		53,324,290
Receivable for fund shares sold		1,742,692
Dividends receivable		5,223,029
Interest receivable		24,275
Redemption fees receivable		95
Prepaid expenses		5,857
Other receivables		17,754
Total assets		1,380,923,381

Liabilities
Payable for investments purchased	$ 49,242,809
Payable for fund shares redeemed	632,704
Accrued management fee	683,213
Other payables and accrued expenses	293,174
Collateral on securities loaned, at value	46,880,208
Total liabilities		97,732,108

Net Assets		$ 1,283,191,273
Net Assets consist of:
Paid in capital		$ 1,427,383,881
Undistributed net investment income		15,679,314
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(385,833,917)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		225,961,995
Net Assets, for 52,663,909 shares outstanding		$ 1,283,191,273
Net Asset Value, offering price and redemption price per share ($1,283,191,273 ÷ 52,663,909 shares)		$ 24.37

Statement of Operations

	Year ended October 31, 2003

Investment Income
Dividends		$ 24,746,209
Interest		783,304
Security lending		1,665,836
		27,195,349
Less foreign taxes withheld		(2,506,386)
Total income		24,688,963

Expenses
Management fee Basic fee	$ 7,429,350
Performance adjustment	(1,185,356)
Transfer agent fees	3,114,643
Accounting and security lending fees	546,127
Non-interested trustees' compensation	3,339
Custodian fees and expenses	450,822
Registration fees	29,077
Audit	67,249
Legal	6,290
Interest	2,453
Miscellaneous	8,467
Total expenses before reductions	10,472,461
Expense reductions	(483,659)	9,988,802
Net investment income (loss)		14,700,161
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(124,774,084)
Foreign currency transactions	141,190
Total net realized gain (loss)		(124,632,894)
Change in net unrealized appreciation (depreciation) on: Investment securities	432,649,329
Assets and liabilities in foreign currencies	(46,996)
Total change in net unrealized appreciation (depreciation)		432,602,333
Net gain (loss)		307,969,439
Net increase (decrease) in net assets resulting from operations		$ 322,669,600
Other Information
Deferred sales charges withheld by FDC		$ 18,772

See accompanying notes which are an integral part of the financial statements.

Annual Report

Europe
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2003	Year ended October 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 14,700,161	$ 5,472,286
Net realized gain (loss)	(124,632,894)	(137,081,813)
Change in net unrealized appreciation (depreciation)	432,602,333	(65,157,304)
Net increase (decrease) in net assets resulting from operations	322,669,600	(196,766,831)
Distributions to shareholders from net investment income	(6,786,170)	(11,245,807)
Share transactions Net proceeds from sales of shares	298,317,243	255,088,891
Reinvestment of distributions	6,549,345	10,834,933
Cost of shares redeemed	(213,672,148)	(241,463,201)
Net increase (decrease) in net assets resulting from share transactions	91,194,440	24,460,623
Redemption fees	118,259	179,135
Total increase (decrease) in net assets	407,196,129	(183,372,880)

Net Assets
Beginning of period	875,995,144	1,059,368,024
End of period (including undistributed net investment income of $15,679,314 and undistributed net investment income of $6,082,940, respectively)	$ 1,283,191,273	$ 875,995,144
Other Information Shares
Sold	15,032,139	11,691,869
Issued in reinvestment of distributions	347,815	434,443
Redeemed	(10,560,777)	(10,988,169)
Net increase (decrease)	4,819,177	1,138,143

Financial Highlights

Years ended October 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 18.31	$ 22.68	$ 34.88	$ 34.09	$ 32.82
Income from Investment Operations
Net investment income (loss) D	.29	.12 E	.12	.20	.25
Net realized and unrealized gain (loss)	5.91	(4.25)	(8.11)	2.70	3.54
Total from investment operations	6.20	(4.13)	(7.99)	2.90	3.79
Distributions from net investment income	(.14)	(.24)	(.12)	(.18)	(.28)
Distributions from net realized gain	-	-	(4.09)	(1.94)	(2.25)
Total distributions	(.14)	(.24)	(4.21)	(2.12)	(2.53)
Redemption fees added to paid in capital D	- H	- H	- H	.01	.01
Net asset value, end of period	$ 24.37	$ 18.31	$ 22.68	$ 34.88	$ 34.09
Total Return A, B, C	34.09%	(18.49)%	(25.64)%	8.51%	12.18%
Ratios to Average Net Assets F
Expenses before expense reductions	1.03%	1.20%	1.06%	1.09%	.96%
Expenses net of voluntary waivers, if any	1.03%	1.20%	1.06%	1.09%	.96%
Expenses net of all reductions	.98%	1.13%	.99%	1.05%	.89%
Net investment income (loss)	1.44%	.52%	.45%	.54%	.76%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,283,191	$ 875,995	$ 1,059,368	$ 1,425,092	$ 1,317,402
Portfolio turnover rate	162%	127%	123%	144% G	106%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Total returns do not include the effect of the contingent deferred sales charge. D Calculated based on average shares outstanding during the period. E Investment income per share reflects a special dividend which amounted to $.05 per share. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. G The portfolio turnover rate does not include the assets acquired in the merger of Fidelity France, Fidelity Germany and Fidelity United Kingdom Funds. H Amount represents less than $.01 per-share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Europe Capital Appreciation

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2003	Past 1 year	Past 5 years	Life of fundA
Fidelity Europe Capital Appreciation	26.36%	3.35%	9.86%

A From December 21, 1993

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Europe Capital Appreciation Fund on December 21, 1993, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the MSCI Europe Index did over the same period.

Annual Report

Europe Capital Appreciation

Management's Discussion of Fund Performance

Comments from Ian Hart, Portfolio Manager of Fidelity Europe Capital Appreciation Fund

Mirroring the U.S. rally, most international stock markets rebounded sharply during the 12-month period ending October 31, 2003. Encouraged by improved corporate earnings, favorable interest rates and the easing of geopolitical tensions, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index - a proxy for stock markets outside the United States and Canada - gained 27.39% during the past year. From a regional perspective, all 16 countries in the MSCI Europe index - which gained 24.56% - had double-digit advances. Spain, Denmark and Sweden were among the region's best performers. In Japan, increased capital spending, exports and machinery orders helped the Tokyo Stock Exchange Stock Price Index (TOPIX) advance 36.39%. Following the SARS epidemic, other Asian markets also rebounded. For instance, the Hong Kong market, as measured by the Hang Seng Index, gained 34.51%. Emerging markets also fared well, particularly Latin America. The MSCI Emerging Markets Free-Latin America index rose 59.75%. Canadian equities, as measured by the S&P/TSX Composite Index, also posted an impressive annual gain, advancing 50.66%.

For the 12-month period that ended October 31, 2003, the fund gained 26.36%. By comparison, the Morgan Stanley Capital International Europe Index posted a total return of 24.56% for the same period, while the Lipper European Region Funds Average returned 23.64%. Stock picking accounted for most of the fund's outperformance, with individual stocks in the telecommunications space - notably Ericsson, Alcatel, Mobistar and Versatel - providing very attractive gains. Solid performance from such top-10 holdings as Germany's Deutsche Boerse and France's SEB also boosted returns. The fund was hurt by an underweighted position in the banking sector and disappointing earnings growth from companies such as Van Der Moolen the Dutch market maker and Ahold the Dutch food retailer. Unilever, the Anglo-Dutch consumer goods company, also detracted from performance.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Europe Capital Appreciation

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2003
United Kingdom	32.0%
Germany	16.4%
France	10.4%
Switzerland	6.6%
Sweden	5.7%
United States of America	5.3%
Netherlands	4.9%
Spain	4.7%
Denmark	3.7%
Other	10.3%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2003
United Kingdom	32.8%
Germany	18.3%
France	13.0%
Switzerland	11.0%
Spain	6.6%
United States of America	4.3%
Italy	4.3%
Netherlands	3.1%
Russia	2.0%
Other	4.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.8	96.1
Bonds	0.8	0.0
Short-Term Investments and Net Other Assets	2.4	3.9
Top Ten Stocks as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Deutsche Boerse AG (Germany, Diversified Financial Services)	7.0	6.4
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	3.8	3.7
Marks & Spencer Group PLC (United Kingdom, Multiline Retail)	2.9	0.0
Unilever PLC (United Kingdom, Food Products)	2.1	2.7
Pernod-Ricard (France, Beverages)	1.7	0.9
British Sky Broadcasting Group PLC (BSkyB) (United Kingdom, Media)	1.7	0.9
Novartis AG (Switzerland, Pharmaceuticals)	1.7	3.8
Telefonica SA (Spain, Diversified Telecommunication Services)	1.6	1.4
L'Oreal SA (France, Personal Products)	1.5	0.8
Koninklijke KPN NV (Netherlands, Diversified Telecommunication Services)	1.5	0.0
	25.5
Market Sectors as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	22.3	15.6
Financials	21.2	20.7
Telecommunication Services	17.1	10.9
Health Care	12.2	14.1
Information Technology	9.4	4.1
Consumer Staples	8.1	12.8
Industrials	3.9	2.0
Energy	1.8	12.2
Materials	1.1	2.1
Utilities	0.5	1.6

Annual Report

Europe Capital Appreciation

Investments October 31, 2003

Showing Percentage of Net Assets

Common Stocks - 95.2%
	Shares	Value (Note 1)
Belgium - 0.7%
Mobistar SA (a)	53,100	$ 2,657,392
Denmark - 3.7%
A.P. Moller - Maersk AS Series B	200	1,564,570
Bryggerigruppen AS	22,000	1,220,489
Coloplast AS Series B	62,700	5,256,674
Danske Bank AS	161,700	3,250,580
Novo Nordisk AS Series B	90,100	3,229,340
TOTAL DENMARK		14,521,653
Finland - 0.6%
Comptel Oyj (a)	366,100	945,762
F-Secure Oyj (a)	968,800	1,515,114
TOTAL FINLAND		2,460,876
France - 10.4%
Alcatel SA sponsored ADR (a)	208,700	2,750,666
Assurances Generales France (Bearer)	4,900	257,709
Cap Gemini SA (a)	25,300	1,270,536
Casino Guichard Perrachon et Compagnie	27,400	2,499,645
CNP Assurances	43,000	1,954,178
France Telecom SA (a)	43,000	1,037,114
France Telecom SA sponsored ADR	122,500	2,969,400
L'Oreal SA	82,000	6,041,548
NRJ Group	134,605	2,627,474
Pernod-Ricard	71,075	6,833,957
SEB SA	44,200	4,854,091
Suez SA (France)	126,700	2,025,503
Vivendi Universal SA (a)	82,400	1,724,895
Vivendi Universal SA sponsored ADR (a)	124,900	2,626,647
Wanadoo SA (a)	221,700	1,643,702
TOTAL FRANCE		41,117,065
Germany - 15.3%
Adidas-Salomon AG	23,900	2,206,650
Allianz AG (Reg.)	48,471	5,178,266
Bayerische Hypo Und Verein AG (a)	56,800	1,246,909
Celanese AG (Reg.)	64,100	2,222,501
DAB Bank AG (a)	409,200	3,356,187
Deutsche Boerse AG	495,680	27,459,220
Deutsche Telekom AG (Reg.) (a)	342,900	5,352,668
Fresenius Medical Care AG	62,000	3,522,962
Puma AG	10,000	1,453,623
SAP AG	15,700	2,294,712
Sixt AG	81,560	908,928
T-Online International AG (a)	219,900	2,835,291
Zapf Creation AG (a)	77,637	2,397,763
TOTAL GERMANY		60,435,680
Israel - 0.5%
Emblaze Ltd. (a)	770,300	1,820,749
Italy - 2.7%
Amplifon Spa	43,900	1,123,917

	Shares	Value (Note 1)
Banca Intesa Spa	460,634	$ 1,550,704
Banca Nazionale del Lavoro (BNL) (a)	756,800	1,718,361
Bulgari Spa	206,700	1,869,878
Fiat Spa (a)	306,800	2,393,703
Telecom Italia Spa	773,724	2,012,240
TOTAL ITALY		10,668,803
Luxembourg - 0.3%
Metro International SA Swedish Depositary Receipt (A Shares) (a)	1,048,400	1,177,857
Netherlands - 4.9%
Completel Europe NV (a)	125,400	3,341,202
Equant NV (a)	115,200	1,014,246
ING Groep NV (Certificaten Van Aandelen)	166,298	3,465,651
Koninklijke KPN NV (a)	757,800	5,741,292
Koninklijke Philips Electronics NV	73,700	1,978,108
Koninklijke Philips Electronics NV (NY Shares)	65,700	1,763,388
Samas Groep NV (Certificaten Van Aandelen)	154,600	865,035
Versatel Telecom International NV (a)	459,000	1,052,823
TOTAL NETHERLANDS		19,221,745
Norway - 2.3%
Storebrand ASA (A Shares) (a)	648,100	3,591,541
TANDBERG Television ASA (a)	1,451,100	5,429,022
TOTAL NORWAY		9,020,563
Russia - 1.6%
Lukoil Oil Co. sponsored ADR	24,400	1,983,720
OAO Gazprom sponsored ADR	116,000	2,784,000
Vimpel Communications sponsored ADR (a)	24,400	1,588,440
TOTAL RUSSIA		6,356,160
Spain - 4.7%
Antena 3 Television SA (a)	429	13,965
Banco Espanol de Credito SA (Reg.)	144,000	1,441,297
Corporacion Mapfre SA (Reg.)	308,300	3,828,649
Grupo Auxiliar Metalurgico SA (Gamesa)	87,200	2,351,672
Prosegur Comp Securidad SA (Reg.)	145,000	2,351,654
Repsol YPF SA	130,300	2,263,311
Telefonica SA	126,900	1,582,021
Telefonica SA sponsored ADR	127,854	4,781,740
TOTAL SPAIN		18,614,309
Sweden - 5.7%
Eniro AB	331,300	2,643,531
Modern Times Group AB (MTG) (B Shares) (a)	278,200	5,203,286
OMHEX AB	430,350	4,395,363
Song Networks Holding AB (a)	509,900	3,320,001
Common Stocks - continued
	Shares	Value (Note 1)
Sweden - continued
Tele2 AB (B Shares) (a)	80,000	$ 4,008,784
Telefonaktiebolaget LM Ericsson (B Shares) (a)	1,805,100	3,083,110
TOTAL SWEDEN		22,654,075
Switzerland - 6.6%
ABB Ltd. (Switzerland) (Reg.) (a)	373,000	2,184,134
Actelion Ltd. (Reg.) (a)	34,600	3,277,786
Clariant AG (Reg.) (a)	113,000	1,584,664
Novartis AG sponsored ADR	173,000	6,638,010
Roche Holding AG (participation certificate)	67,900	5,596,710
Sulzer AG (Reg.)	11,250	2,664,385
Swiss Life Holding (a)	3,320	560,928
Zurich Financial Services AG	26,390	3,366,172
TOTAL SWITZERLAND		25,872,789
Turkey - 1.1%
Turkcell Iletisim Hizmet AS sponsored ADR (a)	223,800	4,252,200
United Kingdom - 31.2%
3i Group PLC	248,300	2,608,461
Alvis PLC	448,800	1,425,838
Amlin PLC	847,300	2,081,714
Autonomy Corp. PLC (a)	932,500	3,965,870
Axis Shield PLC (a)	237,900	675,189
Barratt Developments PLC	311,200	2,583,757
Boots Group PLC	266,100	3,212,519
British Sky Broadcasting Group PLC (BSkyB) (a)	615,300	6,672,412
Carlton Communications PLC	719,900	2,634,765
Cattles PLC	448,300	2,423,122
Celltech Group PLC (a)	501,700	3,901,869
Corin Group PLC	416,200	1,456,257
Dixons Group PLC	2,366,900	5,444,220
Easynet Group PLC (a)	575,800	1,239,057
Elementis PLC	717,200	467,861
Galen Holdings PLC	268,100	3,425,186
Jazztel PLC (a)	3,419,500	1,544,915
Land Securities Group PLC	142,800	2,180,062
Lastminute.com PLC (a)	199,700	1,003,272
London Bridge Software Holdings PLC	1,391,600	1,450,125
London Stock Exchange PLC	401,400	2,601,506
Maiden Group PLC	467,100	2,018,208
Marks & Spencer Group PLC	2,309,400	11,259,794
Mothercare PLC (a)	221,600	1,212,797
MyTravel Group PLC (a)	8,675,600	2,719,488
NDS Group PLC sponsored ADR (a)	58,300	1,020,833
Next PLC	89,000	1,779,459

	Shares	Value (Note 1)
Pace Micro Technology PLC	1,360,000	$ 1,497,850
Prudential PLC	707,700	5,483,008
Reckitt Benckiser PLC	127,700	2,683,049
Rentokil Initial PLC	476,600	1,802,858
Shire Pharmaceuticals Group PLC (a)	514,500	3,927,353
SkyePharma PLC (a)	67,400	73,946
SMG PLC	658,601	1,127,093
Sygen International PLC	1,794,600	1,550,793
Ted Baker PLC	314,300	1,922,505
Unilever PLC	959,700	8,205,429
Vodafone Group PLC	5,702,100	12,059,947
Vodafone Group PLC sponsored ADR	157,600	3,333,240
William Hill PLC	433,400	2,489,457
Woolworths Group PLC	3,226,300	2,514,656
Wyevale Garden Centres PLC	187,800	1,070,771
TOTAL UNITED KINGDOM		122,750,511
United States of America - 2.9%
Covad Communications Group, Inc. (a)	1,900	8,322
Infonet Services Corp. Class B (a)	222,900	528,273
Network Associates, Inc. (a)	252,000	3,510,360
NTL, Inc. (a)	30,900	1,907,457
Pfizer, Inc.	83,000	2,622,800
Secure Computing Corp. (a)	96,200	1,383,356
Synthes-Stratec, Inc.	1,705	1,559,250
TOTAL UNITED STATES OF AMERICA		11,519,818
TOTAL COMMON STOCKS (Cost $312,772,655)		375,122,245
Nonconvertible Preferred Stocks - 1.6%

Germany - 1.1%
Fresenius Medical Care AG	31,000	1,267,692
Porsche AG (non-vtg.)	6,700	3,279,438
TOTAL GERMANY		4,547,130
Italy - 0.5%
Telecom Italia Spa (Risp) (a)	1,149,513	1,986,827
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $6,049,404)		6,533,957
Nonconvertible Bonds - 0.8%
	Principal Amount	Value (Note 1)
United Kingdom - 0.8%
Telewest Communications PLC yankee:
0% 4/15/09 (c)(d)	$ 305,000	$ 134,963
0% 2/1/10 (c)(d)	670,000	269,675
9.875% 2/1/10 (c)	555,000	285,825
11.25% 11/1/08 (c)	440,000	236,500
Telewest PLC 11% 10/1/07 (c)	3,890,000	2,100,600
TOTAL NONCONVERTIBLE BONDS (Cost $2,724,576)		3,027,563
Money Market Funds - 5.4%
Fidelity Cash Central Fund, 1.07% (b)	6,852,019	6,852,019
Fidelity Securities Lending Cash Central Fund, 1.09% (b)	14,281,194	14,281,194
TOTAL MONEY MARKET FUNDS (Cost $21,133,213)		21,133,213
TOTAL INVESTMENT PORTFOLIO - 103.0% (Cost $342,679,848)		405,816,978
NET OTHER ASSETS - (3.0)%		(11,801,731)
NET ASSETS - 100%		$ 394,015,247
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $666,393,113 and $753,409,069, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $642 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $2,926,429. The weighted average interest rate was 1.37%. At period end there were no interfund loans outstanding.

Income Tax Information
At October 31, 2003, the fund had a capital loss carryforward of approximately $82,313,000 of which $9,648,000 and $72,665,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Europe Capital Appreciation

Financial Statements

Statement of Assets and Liabilities

	October 31, 2003

Assets
Investment in securities, at value (including securities loaned of $13,654,838) (cost $342,679,848) - See accompanying schedule		$ 405,816,978
Receivable for investments sold		10,428,722
Receivable for fund shares sold		223,078
Dividends receivable		442,618
Interest receivable		2,457
Redemption fees receivable		61
Prepaid expenses		2,019
Other receivables		9,762
Total assets		416,925,695

Liabilities
Payable for investments purchased	$ 7,612,561
Payable for fund shares redeemed	595,987
Accrued management fee	314,978
Other payables and accrued expenses	105,728
Collateral on securities loaned, at value	14,281,194
Total liabilities		22,910,448

Net Assets		$ 394,015,247
Net Assets consist of:
Paid in capital		$ 411,405,672
Undistributed net investment income		3,962,064
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(84,520,016)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		63,167,527
Net Assets, for 22,823,149 shares outstanding		$ 394,015,247
Net Asset Value, offering price and redemption price per share ($394,015,247 ÷ 22,823,149 shares)		$ 17.26

Statement of Operations

	Year ended October 31, 2003

Investment Income
Dividends		$ 9,173,746
Interest		224,652
Security lending		299,640
		9,698,038
Less foreign taxes withheld		(1,045,401)
Total income		8,652,637

Expenses
Management fee Basic fee	$ 2,793,994
Performance adjustment	908,854
Transfer agent fees	1,072,561
Accounting and security lending fees	235,340
Non-interested trustees' compensation	1,514
Custodian fees and expenses	206,459
Registration fees	25,624
Audit	53,579
Legal	1,397
Interest	777
Miscellaneous	3,685
Total expenses before reductions	5,303,784
Expense reductions	(253,379)	5,050,405
Net investment income (loss)		3,602,232
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	16,417,868
Foreign currency transactions	185,416
Total net realized gain (loss)		16,603,284
Change in net unrealized appreciation (depreciation) on: Investment securities	68,120,817
Assets and liabilities in foreign currencies	(19,746)
Total change in net unrealized appreciation (depreciation)		68,101,071
Net gain (loss)		84,704,355
Net increase (decrease) in net assets resulting from operations		$ 88,306,587

See accompanying notes which are an integral part of the financial statements.

Annual Report

Europe Capital Appreciation
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2003	Year ended October 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,602,232	$ 5,542,295
Net realized gain (loss)	16,603,284	(72,257,802)
Change in net unrealized appreciation (depreciation)	68,101,071	12,471,905
Net increase (decrease) in net assets resulting from operations	88,306,587	(54,243,602)
Distributions to shareholders from net investment income	(5,760,355)	(4,425,446)
Share transactions Net proceeds from sales of shares	48,361,547	189,963,917
Reinvestment of distributions	5,388,395	4,122,592
Cost of shares redeemed	(166,305,284)	(118,273,597)
Net increase (decrease) in net assets resulting from share transactions	(112,555,342)	75,812,912
Redemption fees	18,274	91,605
Total increase (decrease) in net assets	(29,990,836)	17,235,469

Net Assets
Beginning of period	424,006,083	406,770,614
End of period (including undistributed net investment income of $3,962,064 and undistributed net investment income of $5,243,126, respectively)	$ 394,015,247	$ 424,006,083
Other Information Shares
Sold	3,432,677	11,629,937
Issued in reinvestment of distributions	395,914	255,585
Redeemed	(11,609,649)	(7,642,179)
Net increase (decrease)	(7,781,058)	4,243,343

Financial Highlights

Years ended October 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 13.85	$ 15.43	$ 19.58	$ 18.64	$ 16.28
Income from Investment Operations
Net investment income (loss) C	.14	.19	.16	.14	.15
Net realized and unrealized gain (loss)	3.46	(1.60)	(3.33)	1.39	2.20
Total from investment operations	3.60	(1.41)	(3.17)	1.53	2.35
Distributions from net investment income	(.19)	(.17)	(.11)	(.13)	-
Distributions from net realized gain	-	-	(.87)	(.47)	-
Total distributions	(.19)	(.17)	(.98)	(.60)	-
Redemption fees added to paid in capital C	- E	- E	- E	.01	.01
Net asset value, end of period	$ 17.26	$ 13.85	$ 15.43	$ 19.58	$ 18.64
Total Return A, B	26.36%	(9.29)%	(16.97)%	8.19%	14.50%
Ratios to Average Net Assets D
Expenses before expense reductions	1.39%	1.37%	1.26%	1.09%	1.07%
Expenses net of voluntary waivers, if any	1.39%	1.37%	1.26%	1.09%	1.07%
Expenses net of all reductions	1.32%	1.32%	1.21%	1.04%	.97%
Net investment income (loss)	.94%	1.18%	.90%	.68%	.86%
Supplemental Data
Net assets, end of period (000 omitted)	$ 394,015	$ 424,006	$ 406,771	$ 643,150	$ 474,755
Portfolio turnover rate	184%	121%	67%	156%	150%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E Amount represents less than $.01 per-share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Japan

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2003	Past 1 year	Past 5 years	Past 10 years
Fidelity Japan	35.64%	7.39%	1.57%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Japan Fund on October 31, 1993. The chart shows how the value of your investment would have grown, and also shows how the TOPIX did over the same period.

Annual Report

Japan

Management's Discussion of Fund Performance

Comments from Yoko Ishibashi, Portfolio Manager of Fidelity Japan Fund

Mirroring the U.S. rally, most international stock markets rebounded sharply during the 12-month period ending October 31, 2003. Encouraged by improved corporate earnings, favorable interest rates and the easing of geopolitical tensions, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index - a proxy for stock markets outside the United States and Canada - gained 27.39% during the past year. From a regional perspective, all 16 countries in the MSCI Europe index - which gained 24.56% - had double-digit advances. Spain, Denmark and Sweden were among the region's best performers. In Japan, increased capital spending, exports and machinery orders helped the Tokyo Stock Exchange Stock Price Index (TOPIX) advance 36.39%. Following the SARS epidemic, other Asian markets also rebounded. For instance, the Hong Kong market, as measured by the Hang Seng Index, gained 34.51%. Emerging markets also fared well, particularly Latin America. The MSCI Emerging Markets Free-Latin America index rose 59.75%. Canadian equities, as measured by the S&P/TSX Composite Index, also posted an impressive annual gain, advancing 50.66%.

For the 12 months ending October 31, 2003, Fidelity Japan Fund returned 35.64%, which fell between the return of the TOPIX and the 33.74% mark recorded by the Lipper Japanese Funds Average. Favorable stock selection in telecommunication services had a positive impact on performance compared with the index, while stock selection in pharmaceuticals and biotechnology held back performance. Cellular service provider KDDI was the top contributor both in absolute terms and compared with the index. The company effectively reduced costs while aggressively adding new subscribers. Also helping our returns was Stanley Electric, whose LED - light-emitting diode - business was buoyed by firming demand for cellular handsets with color screens. Video game maker Konami was our largest detractor in absolute terms. The fund carried an overweighted exposure early in the period, when the stock was sidetracked by the company's large write-off due to losses from its fitness chain. Yamanouchi Pharmaceutical struggled as investors abandoned the steady but unspectacular earnings growth in the drug industry.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Japan

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2003
Japan	98.6%
United States of America	1.4%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2003
Japan	97.7%
United States of America	2.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.6	97.7
Short-Term Investments and Net Other Assets	1.4	2.3
Top Ten Stocks as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Nissan Motor Co. Ltd. (Automobiles)	6.1	6.9
Lawson, Inc. (Food & Staples Retailing)	5.4	1.3
KDDI Corp. (Wireless Telecommunication Services)	5.4	5.0
Sumitomo Mitsui Financial Group, Inc. (Commercial Banks)	5.3	0.0
Konica Minolta Holdings, Inc. (Office Electronics)	5.1	0.0
Yamada Denki Co. Ltd. (Specialty Retail)	4.3	4.5
Omron Corp. (Electronic Equipment & Instruments)	3.8	1.5
JSR Corp. (Chemicals)	3.5	1.3
Ricoh Co. Ltd. (Office Electronics)	3.4	2.2
Suzuki Motor Corp. (Automobiles)	2.6	3.9
	44.9
Market Sectors as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	28.5	40.9
Information Technology	18.4	16.3
Financials	14.5	5.3
Materials	9.8	7.4
Industrials	9.6	6.1
Consumer Staples	7.8	5.1
Telecommunication Services	5.4	5.1
Health Care	4.6	11.5

Annual Report

Japan

Investments October 31, 2003

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 28.5%
Auto Components - 5.6%
Bridgestone Corp.	26,000	$ 340,549
Denso Corp.	365,800	6,937,356
NOK Corp.	172,000	6,774,240
Stanley Electric Co. Ltd.	521,500	11,099,781
Toyoda Gosei Co. Ltd.	148,000	4,375,113
		29,527,039
Automobiles - 10.0%
Fuji Heavy Industries Ltd.	51,000	231,481
Nissan Motor Co. Ltd.	2,855,200	32,278,037
Suzuki Motor Corp.	941,800	13,620,720
Toyota Motor Corp.	239,600	6,950,796
		53,081,034
Household Durables - 1.2%
Daito Trust Construction Co.	98,700	3,052,392
Funai Electric Co. Ltd.	1,300	173,231
Matsushita Electric Industrial Co. Ltd.	42,000	551,040
Pioneer Corp.	33,600	837,402
Sanyo Electric Co. Ltd.	350,000	1,604,511
		6,218,576
Internet & Catalog Retail - 0.5%
Nissen Co. Ltd.	133,400	2,493,515
Leisure Equipment & Products - 2.1%
Bandai Co. Ltd.	3,800	100,928
Bandai Co. Ltd. (a)	3,800	100,928
Fuji Photo Film Co. Ltd.	48,000	1,414,590
Heiwa Corp.	296,000	4,286,265
Mizuno Corp.	275,000	1,018,055
Nidec Copal Corp.	144,000	2,410,042
Noritsu Koki Co. Ltd.	34,100	1,141,423
Takara Co. Ltd.	69,900	467,314
		10,939,545
Media - 0.1%
SKY Perfect Communications, Inc. (a)	429	522,885
Multiline Retail - 3.3%
Don Quijote Co. Ltd.	145,700	7,832,335
The Daimaru, Inc.	1,667,000	9,825,504
		17,657,839
Specialty Retail - 5.7%
Fast Retailing Co. Ltd.	95,200	5,784,391
Nitori Co. Ltd.	24,700	1,574,923
Otsuka Kagu Ltd.	5,400	157,177
Yamada Denki Co. Ltd.	721,700	22,975,713
		30,492,204
TOTAL CONSUMER DISCRETIONARY		150,932,637
CONSUMER STAPLES - 7.8%
Food & Staples Retailing - 5.4%
Lawson, Inc.	749,500	28,632,889

	Shares	Value (Note 1)
Household Products - 2.4%
Uni-Charm Corp.	269,900	$ 12,594,023
TOTAL CONSUMER STAPLES		41,226,912
FINANCIALS - 14.5%
Capital Markets - 3.6%
Daiwa Securities Group, Inc.	39,000	285,210
JAFCO Co. Ltd.	35,800	3,060,942
Mitsubishi Securities Co. Ltd.	205,000	2,330,817
Nikko Cordial Corp.	102,000	550,173
Nomura Holdings, Inc.	733,000	12,587,811
		18,814,953
Commercial Banks - 10.7%
Mitsubishi Tokyo Financial Group, Inc. (MTFG)	1,639	12,030,259
Mizuho Financial Group, Inc. (a)	5,516	13,496,488
Sumitomo Mitsui Financial Group, Inc.	5,530	27,815,989
UFJ Holdings, Inc. (a)	760	3,249,045
		56,591,781
Consumer Finance - 0.2%
SFCG Co. Ltd.	8,150	1,187,584
TOTAL FINANCIALS		76,594,318
HEALTH CARE - 4.6%
Health Care Equipment & Supplies - 0.2%
Terumo Corp.	44,600	847,862
Pharmaceuticals - 4.4%
Fujisawa Pharmaceutical Co. Ltd.	372,200	7,685,046
Kissei Pharmaceutical Co. Ltd.	14,000	222,339
Kyorin Pharmaceutical Co. Ltd.	31,000	466,664
Ono Pharmaceutical Co. Ltd.	78,000	2,710,205
Sankyo Co. Ltd.	79,800	1,277,497
Takeda Chemical Industries Ltd.	12,700	449,363
Yamanouchi Pharmaceutical Co. Ltd.	421,100	10,571,548
		23,382,662
TOTAL HEALTH CARE		24,230,524
INDUSTRIALS - 9.6%
Building Products - 2.7%
Asahi Glass Co. Ltd.	686,000	5,416,118
Daikin Industries Ltd.	21,000	447,926
Toto Ltd.	1,035,000	8,614,016
		14,478,060
Construction & Engineering - 0.4%
JGC Corp.	37,000	318,037
Taisei Corp.	472,000	1,640,022
		1,958,059
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Electrical Equipment - 0.5%
Fujikura Ltd.	258,000	$ 1,551,191
Sumitomo Electric Industries Ltd.	136,000	1,169,001
		2,720,192
Machinery - 4.7%
Fanuc Ltd.	7,400	444,915
Hino Motors Ltd.	505,000	2,884,664
Ishikawajima-Harima Heavy Industries Co. Ltd.	2,311,000	3,153,083
Koyo Seiko Co. Ltd.	1,282,000	13,060,214
NGK Insulators Ltd.	145,000	990,495
NTN Corp.	610,000	3,179,279
Organo Corp.	104,000	424,741
SMC Corp.	3,400	409,150
THK Co. Ltd.	10,500	212,980
		24,759,521
Trading Companies & Distributors - 1.3%
Mitsui & Co. Ltd.	754,000	5,486,629
Sumitomo Corp.	226,000	1,568,474
		7,055,103
TOTAL INDUSTRIALS		50,970,935
INFORMATION TECHNOLOGY - 18.4%
Electronic Equipment & Instruments - 7.8%
Citizen Watch Co. Ltd.	338,000	2,770,038
Dainippon Screen Manufacturing Co. Ltd. (a)	79,000	564,080
Hoya Corp.	2,600	235,310
Japan Radio Co. Ltd. (a)	568,000	2,748,554
Kyocera Corp.	55,600	3,347,935
Murata Manufacturing Co. Ltd.	13,400	761,779
Nidec Corp.	10,800	1,046,207
Nippon Electric Glass Co. Ltd.	294,000	5,401,855
Omron Corp.	922,900	20,230,934
Yokogawa Electric Corp.	374,000	4,371,384
		41,478,076
IT Services - 0.4%
Nomura Research Institute Ltd.	12,700	1,276,469
NS Solutions Corp.	9,900	639,349
		1,915,818
Office Electronics - 8.8%
Canon, Inc.	28,000	1,370,600
Konica Minolta Holdings, Inc.	2,056,000	27,023,102
Ricoh Co. Ltd.	958,000	18,168,364
		46,562,066
Semiconductors & Semiconductor Equipment - 1.4%
Nikon Corp. (a)	37,000	561,697
Rohm Co. Ltd.	8,600	1,159,287

	Shares	Value (Note 1)
Sanken Electric Co. Ltd.	381,000	$ 4,224,477
Tokyo Electron Ltd.	22,800	1,634,200
		7,579,661
Software - 0.0%
Nintendo Co. Ltd.	1,400	108,114
TOTAL INFORMATION TECHNOLOGY		97,643,735
MATERIALS - 9.8%
Chemicals - 7.6%
Hitachi Chemical Co. Ltd.	49,400	798,021
JSR Corp.	875,000	18,544,205
Nitto Denko Corp.	49,000	2,571,675
Shin-Etsu Chemical Co. Ltd.	300,800	11,190,394
Toray Industries, Inc.	1,639,000	6,813,016
		39,917,311
Metals & Mining - 2.0%
JFE Holdings, Inc.	335,500	8,575,177
Nippon Steel Corp.	1,067,000	2,193,396
		10,768,573
Paper & Forest Products - 0.2%
Oji Paper Co. Ltd.	193,000	1,026,969
TOTAL MATERIALS		51,712,853
TELECOMMUNICATION SERVICES - 5.4%
Wireless Telecommunication Services - 5.4%
KDDI Corp.	5,228	28,389,265
NTT DoCoMo, Inc.	135	292,250
NTT DoCoMo, Inc. (c)	50	108,241
		28,789,756
TOTAL COMMON STOCKS (Cost $424,880,085)		522,101,670
Money Market Funds - 11.2%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.07% (b)	2,079,696	$ 2,079,696
Fidelity Securities Lending Cash Central Fund, 1.09% (b)	56,911,009	56,911,009
TOTAL MONEY MARKET FUNDS (Cost $58,990,705)		58,990,705
TOTAL INVESTMENT PORTFOLIO - 109.8% (Cost $483,870,790)		581,092,375
NET OTHER ASSETS - (9.8)%		(51,740,530)
NET ASSETS - 100%		$ 529,351,845
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $108,241 or 0.0% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $410,711,707 and $295,480,899, respectively.
Income Tax Information

At October 31, 2003, the fund had a capital loss carryforward of approximately $150,872,000 of which $62,465,000, $75,996,000 and $12,411,000 will expire on October 31, 2009, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Japan

Financial Statements

Statement of Assets and Liabilities

	October 31, 2003

Assets
Investment in securities, at value (including securities loaned of $54,071,674) (cost $483,870,790) - See accompanying schedule		$ 581,092,375
Receivable for investments sold		5,844,229
Receivable for fund shares sold		871,099
Dividends receivable		1,356,821
Interest receivable		6,246
Redemption fees receivable		4,306
Prepaid expenses		2,093
Receivable from investment advisor for reimbursement		14,247
Other receivables		90,033
Total assets		589,281,449

Liabilities
Payable for investments purchased	$ 1,924,542
Payable for fund shares redeemed	618,402
Accrued management fee	270,636
Other payables and accrued expenses	205,015
Collateral on securities loaned, at value	56,911,009
Total liabilities		59,929,604

Net Assets		$ 529,351,845
Net Assets consist of:
Paid in capital		$ 583,739,801
Accumulated net investment loss		(121,904)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(151,523,103)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		97,257,051
Net Assets, for 47,325,982 shares outstanding		$ 529,351,845
Net Asset Value, offering price and redemption price per share ($529,351,845 ÷ 47,325,982 shares)		$ 11.19

Statement of Operations

	Year ended October 31, 2003

Investment Income
Dividends		$ 3,178,234
Interest		84,743
Security lending		543,137
		3,806,114
Less foreign taxes withheld		(322,017)
Total income		3,484,097

Expenses
Management fee Basic fee	$ 2,558,511
Performance adjustment	(457,763)
Transfer agent fees	1,094,378
Accounting and security lending fees	217,816
Non-interested trustees' compensation	1,622
Custodian fees and expenses	165,071
Registration fees	22,818
Audit	27,201
Legal	1,009
Miscellaneous	3,284
Total expenses before reductions	3,633,947
Expense reductions	(615)	3,633,332
Net investment income (loss)		(149,235)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(11,613,274)
Foreign currency transactions	27,332
Investments not meeting investment restrictions	(14,247)
Payments from investment advisor for losses on investments not meeting investment restrictions	14,247
Total net realized gain (loss)		(11,585,942)
Change in net unrealized appreciation (depreciation) on: Investment securities	138,454,911
Assets and liabilities in foreign currencies	31,571
Total change in net unrealized appreciation (depreciation)		138,486,482
Net gain (loss)		126,900,540
Net increase (decrease) in net assets resulting from operations		$ 126,751,305
Other Information
Sales charges paid to FDC		$ 19,479

See accompanying notes which are an integral part of the financial statements.

Annual Report

Japan
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2003	Year ended October 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (149,235)	$ (2,388,437)
Net realized gain (loss)	(11,585,942)	(75,158,771)
Change in net unrealized appreciation (depreciation)	138,486,482	27,066,413
Net increase (decrease) in net assets resulting from operations	126,751,305	(50,480,795)
Share transactions Net proceeds from sales of shares	217,644,017	130,653,779
Cost of shares redeemed	(98,660,885)	(120,425,242)
Net increase (decrease) in net assets resulting from share transactions	118,983,132	10,228,537
Redemption fees	324,669	608,690
Total increase (decrease) in net assets	246,059,106	(39,643,568)

Net Assets
Beginning of period	283,292,739	322,936,307
End of period (including accumulated net investment loss of $121,904 and $0, respectively)	$ 529,351,845	$ 283,292,739
Other Information Shares
Sold	23,290,337	13,871,240
Redeemed	(10,323,638)	(12,909,221)
Net increase (decrease)	12,966,699	962,019

Financial Highlights

Years ended October 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 8.25	$ 9.67	$ 20.43	$ 21.77	$ 10.09
Income from Investment Operations
Net investment income (loss) C	- E	(.07)	(.07)	(.14)	(.07)
Net realized and unrealized gain (loss)	2.93	(1.37)	(6.64)	(.81)	11.74
Total from investment operations	2.93	(1.44)	(6.71)	(.95)	11.67
Distributions from net investment income	-	-	-	(.30)	-
Distributions in excess of net investment income	-	-	-	(.16)	(.03)
Distributions from net realized gain	-	-	(4.07)	-	-
Total distributions	-	-	(4.07)	(.46)	(.03)
Redemption fees added to paid in capital C	.01	.02	.02	.07	.04
Net asset value, end of period	$ 11.19	$ 8.25	$ 9.67	$ 20.43	$ 21.77
Total Return A, B	35.64%	(14.68)%	(40.35)%	(4.35)%	116.35%
Ratios to Average Net Assets D
Expenses before expense reductions	1.03%	1.50%	1.42%	1.17%	1.24%
Expenses net of voluntary waivers, if any	1.03%	1.50%	1.42%	1.17%	1.24%
Expenses net of all reductions	1.03%	1.50%	1.40%	1.16%	1.23%
Net investment income (loss)	(.04)%	(.77)%	(.57)%	(.58)%	(.47)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 529,352	$ 283,293	$ 322,936	$ 623,950	$ 891,241
Portfolio turnover rate	86%	66%	75%	124%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E Amount represents less than $.01 per-share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Japan Smaller Companies

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2003	Past 1 year	Past 5 years	Life of fundA
Fidelity Japan Smaller Companies	58.74%	21.28%	5.94%

A From November 1, 1995

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Japan Smaller Companies Fund on November 30, 1995, shortly after the fund started. The chart shows how the value of your investment would have grown, and also shows how the TOPIX Second Section Stock Price Index and the Russell/Nomura Small Cap Index did over the same period.

Going forward, the fund will compare its performance to that of the Russell/Nomura Small Cap Index(TM) rather than the TOPIX Second Section Index because the Russell/Nomura Small Cap Index more closely represents the fund's investment strategy.

Annual Report

Japan Smaller Companies

Management's Discussion of Fund Performance

Comments from Kenichi Mizushita, Portfolio Manager of Fidelity Japan Smaller Companies Fund

Mirroring the U.S. rally, most international stock markets rebounded sharply during the 12-month period ending October 31, 2003. Encouraged by improved corporate earnings, favorable interest rates and the easing of geopolitical tensions, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index - a proxy for stock markets outside the United States and Canada - gained 27.39% during the past year. From a regional perspective, all 16 countries in the MSCI Europe index - which gained 24.56% - had double-digit advances. Spain, Denmark and Sweden were among the region's best performers. In Japan, increased capital spending, exports and machinery orders helped the Tokyo Stock Exchange Stock Price Index (TOPIX) advance 36.39%. Following the SARS epidemic, other Asian markets also rebounded. For instance, the Hong Kong market, as measured by the Hang Seng Index, gained 34.51%. Emerging markets also fared well, particularly Latin America. The MSCI Emerging Markets Free-Latin America index rose 59.75%. Canadian equities, as measured by the S&P/TSX Composite Index, also posted an impressive annual gain, advancing 50.66%.

For the 12-month period ending October 31, 2003, Fidelity Japan Smaller Companies Fund returned 58.74%. Effective June 28, 2003, the fund changed its performance benchmark from the Tokyo Stock Exchange Second Section Stock Price (TOPIX Second Section) Index to the Russell/Nomura Small CapTM Index. By comparison, the Russell/Nomura Small CapTM Index was up 49.89%, the TOPIX Second Section gained 63.06% and the Lipper Japanese Funds Average rose 33.74%. The fund's increased exposure to automobile-related companies, semiconductor equipment makers and industrial materials companies, plus its lower exposure to the service-oriented retail sector, helped it outperform the Russell/Nomura benchmark and peer group average. Strong performers included NOK, Japan's largest maker of flexible printed circuit boards for electronic products and oil seals for automobiles, which benefited from automobile-related sales growth and increased demand for digital products. Chiyoda Integre, a manufacturer of mechanical components for computers, printers and other office equipment, was helped by the growth in overseas production of Japanese-made copiers and audio-visual products. Detractors included Culture Convenience Club, Japan's largest video and music CD rental-chain. Its stock price was hurt by a lack of movie and CD hits, resulting in slumping earnings. Slowing demand hurt high-end restaurant chain Tascosystem, as consumers substituted lower-cost dining in Japan's deflationary environment.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Japan Smaller Companies

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2003
Japan	88.2%
United States of America	11.8%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2003
Japan	96.4%
United States of America	3.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	88.2	96.4
Short-Term Investments and Net Other Assets	11.8	3.6
Top Ten Stocks as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
NOK Corp. (Auto Components)	4.5	3.5
USS Co. Ltd. (Specialty Retail)	4.0	7.2
Reins International, Inc. (Hotels, Restaurants & Leisure)	2.6	1.8
Yamada Denki Co. Ltd. (Specialty Retail)	2.5	3.7
Nishimatsuya Chain Co. Ltd. (Specialty Retail)	2.3	4.1
Chiyoda Integre Co. Ltd. (Electrical Equipment)	2.0	2.7
Toyoda Gosei Co. Ltd. (Auto Components)	2.0	1.0
Don Quijote Co. Ltd. (Multiline Retail)	2.0	5.1
Usen Corp. (Media)	1.8	0.0
Matsushita Electric Works Information Systems Co. Ltd. (IT Services)	1.7	1.4
	25.4
Market Sectors as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	33.1	45.0
Information Technology	21.3	21.4
Industrials	14.6	13.5
Materials	9.0	2.9
Financials	4.8	2.7
Health Care	4.8	8.2
Consumer Staples	0.6	2.7
Telecommunication Services	0.0	0.0

Annual Report

Japan Smaller Companies

Investments October 31, 2003

Showing Percentage of Net Assets

Common Stocks - 88.2%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 33.1%
Auto Components - 7.6%
Fuji Kiko Co. Ltd.	72,000	$ 212,843
NHK Spring Co. Ltd.	300,000	1,367,109
Nissin Kogyo Co. Ltd.	106,000	2,285,064
NOK Corp.	1,061,000	41,787,613
Pacific Industrial Co. Ltd.	298,000	918,883
SNT Corp.	102,000	346,989
Stanley Electric Co. Ltd.	177,600	3,780,098
Suncall Corp.	98,000	588,321
Toyoda Gosei Co. Ltd.	636,400	18,812,988
Unipres Corp.	109,000	693,023
		70,792,931
Distributors - 1.2%
Crymson Co. Ltd.	864	2,428,379
Hybrid Service Co. Ltd.	1,118	1,271,148
Ohashi Technica, Inc.	261,900	7,027,515
		10,727,042
Hotels, Restaurants & Leisure - 4.4%
Colowide Co. Ltd.	9,500	72,844
H.I.S. Co. Ltd.	350,000	7,322,175
Kappa Create Co. Ltd.	97,250	8,376,910
Kazokutei Co. Ltd.	75,000	416,136
Reins International, Inc. (c)	1,300	24,595,233
		40,783,298
Household Durables - 0.6%
Funai Electric Co. Ltd.	21,100	2,811,670
Japan General Estate Co. Ltd.	108,600	1,107,337
Sanko Soflan Co., Inc.	421,000	2,087,002
		6,006,009
Internet & Catalog Retail - 0.8%
Nissen Co. Ltd.	203,700	3,807,563
Prime Network, Inc.	1,848	3,597,162
		7,404,725
Leisure Equipment & Products - 1.4%
Aruze Corp.	264,200	6,416,354
Salomon & Taylor Made Co. Ltd.	277,000	2,111,388
Yamaha Corp.	214,900	4,329,666
		12,857,408
Media - 2.9%
Apamanshop Co. Ltd.	2,465	2,825,087
Apamanshop Co. Ltd. New	2,093	2,398,745
Intage, Inc.	195,700	3,293,114
SKY Perfect Communications, Inc. (a)	1,624	1,979,407
Usen Corp. (a)	11,430	16,426,595
		26,922,948
Multiline Retail - 2.1%
Can Do Co. Ltd.	632	1,414,153

	Shares	Value (Note 1)
Don Quijote Co. Ltd.	342,100	$ 18,390,130
Komehyo Co. Ltd.	2,500	83,909
		19,888,192
Specialty Retail - 11.7%
Arc Land Sakamoto Co. Ltd.	611,000	7,947,334
Culture Convenience Club Co. Ltd.	697,300	6,646,993
Nishimatsuya Chain Co. Ltd.	721,000	21,641,803
Pal Co. Ltd.	220,400	9,923,412
Top Culture Co. Ltd.	228,400	1,485,410
USS Co. Ltd.	525,140	37,305,286
Yamada Denki Co. Ltd.	745,600	23,736,582
		108,686,820
Textiles Apparel & Luxury Goods - 0.4%
Fuji Spinning Co. Ltd. (a)	2,327,000	2,497,599
Workman Co. Ltd.	67,300	1,377,342
		3,874,941
TOTAL CONSUMER DISCRETIONARY		307,944,314
CONSUMER STAPLES - 0.6%
Beverages - 0.0%
Japan Foods Co. Ltd.	32,700	345,025
Food & Staples Retailing - 0.4%
Kraft, Inc.	104,500	914,399
Plant Co. Ltd.	194,100	2,648,263
		3,562,662
Food Products - 0.2%
Fujicco Co. Ltd.	107,000	1,104,648
Pickles Corp.	209,000	845,961
		1,950,609
TOTAL CONSUMER STAPLES		5,858,296
FINANCIALS - 4.8%
Capital Markets - 2.1%
Matsui Securities Co. Ltd.	233,300	5,602,256
Mitsubishi Securities Co. Ltd.	1,200,000	13,643,805
		19,246,061
Commercial Banks - 1.5%
Bank of Yokohama Ltd.	2,177,000	9,405,812
Mitsui Trust Holdings, Inc.	926,000	4,927,324
		14,333,136
Real Estate - 1.2%
Diamond City Co. Ltd.	89,800	2,364,662
Kennedy-Wilson Japan Co. Ltd. (a)	457	1,454,884
Kyoritsu Maintenance Co. Ltd.	33,900	529,745
Mitsui Fudosan Co. Ltd.	314,000	2,921,794
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Real Estate - continued
Relo Holdings Corp.	105,400	$ 2,866,527
Ryowa Life Create Co. Ltd.	103,000	1,180,462
		11,318,074
TOTAL FINANCIALS		44,897,271
HEALTH CARE - 4.8%
Health Care Equipment & Supplies - 1.9%
A&T Corp.	101,000	491,495
Hogy Medical Co.	200,000	9,805,348
Japan Medical Dynamic Marketing, Inc.	306,600	4,322,630
Nakanishi, Inc.	64,000	3,312,352
		17,931,825
Health Care Providers & Services - 1.9%
AS One Corp.	148,300	2,765,281
Hoshiiryou Sanki Co. Ltd.	74,400	1,360,233
Nichii Gakkan Co.	243,630	13,251,840
		17,377,354
Pharmaceuticals - 1.0%
Fuji Pharmaceutical Co. Ltd.	119,000	1,504,548
Sawai Pharmaceutical Co. Ltd.	116,100	4,086,838
Seikagaku Corp.	359,400	3,988,248
		9,579,634
TOTAL HEALTH CARE		44,888,813
INDUSTRIALS - 14.6%
Air Freight & Logistics - 0.4%
Kintetsu World Express, Inc.	214,000	3,445,334
Airlines - 0.0%
Skymark Airlines Co. Ltd. (a)	717	392,609
Building Products - 0.6%
Sankyo Aluminum Industry Co. Ltd.	1,434,000	5,308,695
Commercial Services & Supplies - 4.2%
AJIS Co. Ltd.	30,700	647,844
ARRK Corp.	177,300	11,804,948
en-japan, Inc.	899	3,025,559
Fullcast Co. Ltd.	211	665,972
Fullcast Co. Ltd. New (a)	414	1,306,695
Intelligence Ltd.	326	1,527,106
Okamura Corp.	321,000	1,880,335
Pasona, Inc. (a)	156	1,119,556
Studio Alice Co. Ltd.	222,500	8,358,422
Sumisho Lease Co. Ltd.	161,000	4,949,791
Take & Give Needs Co. Ltd. (a)	103	4,412,679
		39,698,907
Construction & Engineering - 0.0%
Token Corp.	3,500	108,559
Electrical Equipment - 3.4%
Chiyoda Integre Co. Ltd. (c)	687,100	18,936,810

	Shares	Value (Note 1)
Fujikura Ltd.	1,700,000	$ 10,221,029
Iwabuchi Corp.	129,000	1,065,417
Sansha Electric Manufacturing Co. Ltd.	232,000	1,350,555
		31,573,811
Machinery - 4.7%
Glory Ltd.	299,200	9,389,121
Kawata Manufacturing Co. Ltd.	35,000	254,684
Koyo Seiko Co. Ltd.	277,000	2,821,903
Kyokuto Kaihatsu Kogyo Co. Ltd.	105,900	862,111
Makino Milling Machine Co. Ltd. (a)	443,000	2,345,152
Nihon Trim Co. Ltd.	142,400	7,214,553
NTN Corp.	1,415,000	7,374,886
Obara Corp.	7,600	174,204
OSG Corp. Co. Ltd.	98,400	1,074,040
THK Co. Ltd.	518,900	10,525,259
Toshiba Machine Co. Ltd.	553,000	1,891,286
		43,927,199
Marine - 0.6%
Mitsui O.S.K. Lines Ltd.	1,350,000	5,488,903
Road & Rail - 0.7%
Hamakyorex Co. Ltd.	317,700	6,285,223
TOTAL INDUSTRIALS		136,229,240
INFORMATION TECHNOLOGY - 21.3%
Communications Equipment - 0.1%
Hitachi Kokusai Electric, Inc.	100,000	676,733
Netmarks, Inc.	2	11,643
		688,376
Computers & Peripherals - 1.4%
Fujitsu Frontech Ltd.	709,000	7,732,317
Meiko Electronics Co. Ltd.	178,000	5,585,774
		13,318,091
Electronic Equipment & Instruments - 7.6%
Arisawa Manufacturing Co. Ltd.	48,400	1,932,654
Citizen Electronics Co. Ltd.	90,000	8,431,871
Dainippon Screen Manufacturing Co. Ltd. (a)	450,000	3,213,116
EM Systems Co. Ltd.	221,700	1,542,664
Enplas Corp.	464,400	15,418,045
Hakuto Co. Ltd.	81,400	1,174,280
Honda Tsushin Kogyo Co. Ltd.	229,400	1,502,347
Horiba Ltd.	22,000	240,131
Iriso Electronics Co. Ltd.	13,000	165,545
Japan Radio Co. Ltd. (a)	810,000	3,919,592
KAGA ELECTRONICS Co. Ltd.	750,000	12,361,287
Nagano Keiki Co. Ltd.	247,900	4,036,210
Siix Corp.	302,600	5,958,968
Tietech Co. Ltd.	10,000	74,390
Tosei Engineering Corp.	107,000	1,459,887
Yokogawa Electric Corp.	763,000	8,918,091
		70,349,078
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 0.9%
Access Co. Ltd. (a)	4	$ 230,307
Dwango Co. Ltd.	2	29,107
Dwango Co. Ltd. New	4	58,214
Fuji Technica, Inc.	194,000	1,729,307
Telewave, Inc.	1,288	6,267,782
		8,314,717
IT Services - 3.8%
Faith, Inc.	871	7,090,640
Future System Consulting Corp.	810	2,121,885
ITX Corp. (a)	1,722	3,195,270
Kawatetsu Systems, Inc.	707	1,221,848
Matsushita Electric Works Information Systems Co. Ltd.	2,030	15,879,570
NEC Soft Ltd.	212,700	5,784,728
		35,293,941
Office Electronics - 2.1%
Canon Fintech, Inc.	54,000	615,445
Konica Minolta Holdings, Inc.	619,000	8,135,846
Riso Kagaku Corp.	245,800	10,306,876
		19,058,167
Semiconductors & Semiconductor Equipment - 3.3%
AOI Electronics Co. Ltd.	90,800	1,321,448
Nihon Inter Electronics Corp.	52,000	333,928
Nikon Corp. (a)	298,000	4,523,940
Sanken Electric Co. Ltd.	326,000	3,614,644
Shinkawa Ltd.	26,500	512,211
Shinko Electric Industries Co.Ltd.	326,700	8,023,376
Techno Quartz, Inc.	76,000	504,639
Tokyo Electron Ltd.	60,800	4,357,868
Tokyo Seimitsu Co. Ltd.	66,100	2,068,255
UMC Japan (a)	4,272	5,828,633
		31,088,942
Software - 2.1%
Core Corp.	60,400	950,446
Konami Computer Tokyo, Inc.	326,900	4,727,769
Pixela Corp. (a)	61,800	882,536
VIC Tokai Corp.	230,000	4,372,385
Works Applications Co. Ltd. (a)	1,862	9,044,096
		19,977,232
TOTAL INFORMATION TECHNOLOGY		198,088,544
MATERIALS - 9.0%
Chemicals - 3.6%
C. Uyemura & Co. Ltd.	254,000	7,046,570
Daicel Chemical Industries Ltd.	443,000	1,877,733
Denki Kagaku Kogyo KK	667,000	2,026,360
Hitachi Chemical Co. Ltd.	217,700	3,516,784
JSP Corp.	89,000	712,389
Kaneka Corp.	278,000	2,167,055

	Shares	Value (Note 1)
Lintec Corp.	359,000	$ 5,192,014
Nifco, Inc.	557,000	7,128,424
Nippon Shokubai Co. Ltd.	70,000	490,267
NOF Corp.	721,000	2,931,481
T&K Toka Co. Ltd.	29,600	858,868
		33,947,945
Containers & Packaging - 0.7%
FP Corp.	20,900	325,077
Fuji Seal, Inc.	119,800	4,184,391
Sun A Kaken Co. Ltd.	3,000	28,379
Taisei Lamick Co. Ltd.	84,100	1,897,107
		6,434,954
Metals & Mining - 4.5%
Nippon Denko Co. Ltd.	329,000	565,590
Nippon Light Metal Co. Ltd.	5,000,000	12,870,656
Nippon Steel Corp.	1,546,000	3,178,061
Pacific Metals Co. Ltd. (a)	2,400,000	11,438,966
Sumitomo Metal Mining Co. Ltd.	1,150,000	7,887,029
Topy Industries Ltd.	2,187,000	5,689,303
		41,629,605
Paper & Forest Products - 0.2%
Hivic Co. Ltd.	8,000	117,882
Kokusai Chart Corp.	206,000	1,630,162
		1,748,044
TOTAL MATERIALS		83,760,548
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Okinawa Cellular Telephone Co.	43	279,261
TOTAL COMMON STOCKS (Cost $566,647,136)		821,946,287
Money Market Funds - 24.4%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.07% (b)	110,250,567	$ 110,250,567
Fidelity Securities Lending Cash Central Fund, 1.09% (b)	116,573,539	116,573,539
TOTAL MONEY MARKET FUNDS (Cost $226,824,106)		226,824,106
TOTAL INVESTMENT PORTFOLIO - 112.6% (Cost $793,471,242)		1,048,770,393
NET OTHER ASSETS - (12.6)%		(117,042,462)
NET ASSETS - 100%		$ 931,727,931
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $352,530,207 and $183,613,273, respectively.
Transactions during the period with companies which are or were affiliates are as follows:
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Chiyoda Integre Co. Ltd.	$ 1,786,707	$ 404,186	$ 97,425	$ 18,936,810
Reins International, Inc.	2,919,783	-	-	24,595,233
TOTALS	$ 4,706,490	$ 404,186	$ 97,425	$ 43,532,043
Income Tax Information
At October 31, 2003, the fund had a capital loss carryforward of approximately $74,043,000 of which $28,968,000 and $45,075,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Japan Smaller Companies

Financial Statements

Statement of Assets and Liabilities

	October 31, 2003

Assets
Investment in securities, at value (including securities loaned of $110,466,256) (cost $793,471,242) - See accompanying schedule		$ 1,048,770,393
Receivable for investments sold		6,570,010
Receivable for fund shares sold		3,641,754
Dividends receivable		1,229,864
Interest receivable		96,327
Redemption fees receivable		2,458
Prepaid expenses		2,347
Other receivables		162,085
Total assets		1,060,475,238

Liabilities
Payable for investments purchased	$ 10,485,053
Payable for fund shares redeemed	944,408
Accrued management fee	506,206
Other payables and accrued expenses	238,101
Collateral on securities loaned, at value	116,573,539
Total liabilities		128,747,307

Net Assets		$ 931,727,931
Net Assets consist of:
Paid in capital		$ 749,883,541
Undistributed net investment income		1,029,068
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(74,502,972)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		255,318,294
Net Assets, for 89,993,293 shares outstanding		$ 931,727,931
Net Asset Value, offering price and redemption price per share ($931,727,931 ÷ 89,993,293 shares)		$ 10.35

Statement of Operations

	Year ended October 31, 2003

Investment Income
Dividends (including $97,425 received from affiliated issuers)		$ 3,693,390
Interest		331,802
Security lending		2,199,870
		6,225,062
Less foreign taxes withheld		(385,442)
Total income		5,839,620

Expenses
Management fee	$ 3,228,687
Transfer agent fees	1,178,759
Accounting and security lending fees	277,590
Non-interested trustees' compensation	1,764
Custodian fees and expenses	239,932
Registration fees	24,434
Audit	44,747
Legal	1,367
Miscellaneous	4,810
Total expenses before reductions	5,002,090
Expense reductions	(2,083)	5,000,007
Net investment income (loss)		839,613
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of ($63,154) on sales of investments in affiliated issuers)	18,476,410
Foreign currency transactions	193,650
Total net realized gain (loss)		18,670,060
Change in net unrealized appreciation (depreciation) on: Investment securities	240,979,504
Assets and liabilities in foreign currencies	15,295
Total change in net unrealized appreciation (depreciation)		240,994,799
Net gain (loss)		259,664,859
Net increase (decrease) in net assets resulting from operations		$ 260,504,472
Other Information
Sales charges paid to FDC		$ 29,145

See accompanying notes which are an integral part of the financial statements.

Annual Report

Japan Smaller Companies
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2003	Year ended October 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 839,613	$ (221,949)
Net realized gain (loss)	18,670,060	(45,135,419)
Change in net unrealized appreciation (depreciation)	240,994,799	(7,998,629)
Net increase (decrease) in net assets resulting from operations	260,504,472	(53,355,997)
Share transactions Net proceeds from sales of shares	429,276,957	327,123,364
Cost of shares redeemed	(167,399,388)	(205,162,629)
Net increase (decrease) in net assets resulting from share transactions	261,877,569	121,960,735
Redemption fees	735,185	876,424
Total increase (decrease) in net assets	523,117,226	69,481,162

Net Assets
Beginning of period	408,610,705	339,129,543
End of period (including undistributed net investment income of $1,029,068 and accumulated net investment loss of $16,471, respectively)	$ 931,727,931	$ 408,610,705
Other Information Shares
Sold	50,915,768	43,162,404
Redeemed	(23,613,194)	(29,135,810)
Net increase (decrease)	27,302,574	14,026,594

Financial Highlights

Years ended October 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 6.52	$ 6.97	$ 14.25	$ 20.56	$ 6.01
Income from Investment Operations
Net investment income (loss) C	.01	-	(.03)	(.12)	(.03)
Net realized and unrealized gain (loss)	3.81	(.47)	(2.80)	(6.13)	14.45
Total from investment operations	3.82	(.47)	(2.83)	(6.25)	14.42
Distributions in excess of net investment income	-	-	-	(.15)	-
Distributions from net realized gain	-	-	(4.46)	-	-
Total distributions	-	-	(4.46)	(.15)	-
Redemption fees added to paid in capital C	.01	.02	.01	.09	.13
Net asset value, end of period	$ 10.35	$ 6.52	$ 6.97	$ 14.25	$ 20.56
Total Return A, B	58.74%	(6.46)%	(25.96)%	(30.24)%	242.10%
Ratios to Average Net Assets D
Expenses before expense reductions	1.12%	1.19%	1.21%	1.07%	1.07%
Expenses net of voluntary waivers, if any	1.12%	1.19%	1.21%	1.07%	1.07%
Expenses net of all reductions	1.12%	1.19%	1.19%	1.06%	1.07%
Net investment income (loss)	.19%	(.06)%	(.40)%	(.57)%	(.22)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 931,728	$ 408,611	$ 339,130	$ 559,577	$ 1,780,012
Portfolio turnover rate	43%	50%	52%	39%	39%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Latin America

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2003	Past 1 year	Past 5 years	Past 10 years
Fidelity Latin America	52.83%	6.17%	1.35%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Latin America Fund on October 31, 1993. The chart shows how the value of your investment would have grown, and also shows how the MSCI EMF-Latin America Index did over the same period.

Annual Report

Latin America

Management's Discussion of Fund Performance

Comments from Claudio Brocado, Portfolio Manager of Fidelity Latin America Fund

Mirroring the U.S. rally, most international stock markets rebounded sharply during the 12-month period ending October 31, 2003. Encouraged by improved corporate earnings, favorable interest rates and the easing of geopolitical tensions, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index - a proxy for stock markets outside the United States and Canada - gained 27.39% during the past year. From a regional perspective, all 16 countries in the MSCI Europe index - which gained 24.56% - had double-digit advances. Spain, Denmark and Sweden were among the region's best performers. In Japan, increased capital spending, exports and machinery orders helped the Tokyo Stock Exchange Stock Price Index (TOPIX) advance 36.39%. Following the SARS epidemic, other Asian markets also rebounded. For instance, the Hong Kong market, as measured by the Hang Seng Index, gained 34.51%. Emerging markets also fared well, particularly Latin America. The MSCI Emerging Markets Free-Latin America index rose 59.75%. Canadian equities, as measured by the S&P/TSX Composite Index, also posted an impressive annual gain, advancing 50.66%.

For the 12 months that ended October 31, 2003, Fidelity Latin America Fund returned 52.83%. The Morgan Stanley Capital International Emerging Markets Free-Latin America Index gained 59.75% and the Lipper Latin American Funds Average gained 49.10% for the same time period. The fund was aided by overweighting Brazil relative to other Latin American markets, as Brazil outperformed expectations on the basis of a recovering currency, declining interest rates, and implementation of positive policies and reforms by newly elected President Lula da Silva. Strong stock selection within the energy and financial sectors, and overweighted positions in Brazilian companies such as Telebras, Petrobras and Usiminas, as well as America Movil in Mexico, moved the fund ahead of its peer group. The fund lagged the index partly because we didn't own some illiquid, infrequently traded stocks that are held in the index. Also, underweighting Chile, which had surprisingly strong performance, held back returns. Performance also was restrained by underweighting Brazil's Vale do Rio (CVRD) and Chile's Copec, both outperforming stocks with high valuations, as well as by overweighting Telefonos de Mexico (Telmex), a defensive stock that lagged other, higher-growth stocks in a strong market environment.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Latin America

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2003
Brazil	50.2%
Mexico	41.9%
United States of America	3.3%
Chile	2.4%
Luxembourg	1.1%
Argentina	0.8%
Venezuela	0.3%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2003
Brazil	45.2%
Mexico	42.2%
United States of America	5.1%
United Kingdom	2.7%
Chile	2.1%
Luxembourg	1.1%
Colombia	0.9%
Argentina	0.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.4	94.9
Short-Term Investments and Net Other Assets	1.6	5.1
Top Ten Stocks as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Telefonos de Mexico SA de CV sponsored ADR (Mexico, Diversified Telecommunication Services)	10.0	11.3
America Movil SA de CV sponsored ADR (Mexico, Wireless Telecommunication Services)	9.2	7.7
Petroleo Brasileiro SA Petrobras (Brazil, Oil & Gas)	8.1	7.1
Grupo Televisa SA de CV sponsored ADR (Mexico, Media)	5.2	4.8
Cemex SA de CV sponsored ADR (Mexico, Construction Materials)	5.1	4.0
Wal-Mart de Mexico SA de CV Series C (Mexico, Food & Staples Retailing)	3.9	5.3
Companhia de Bebidas das Americas (AmBev) sponsored ADR (Brazil, Beverages)	3.4	5.2
Companhia Vale do Rio Doce (Brazil, Metals & Mining)	3.3	2.8
Banco Itau Holding Financeira SA (PN) (Brazil, Commercial Banks)	3.2	4.2
Tele Norte Leste Participacoes SA ADR (Brazil, Diversified Telecommunication Services)	3.2	2.9
	54.6
Market Sectors as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunication Services	29.1	25.9
Materials	18.2	16.0
Consumer Staples	13.2	11.9
Energy	13.0	12.4
Financials	11.2	14.4
Consumer Discretionary	6.7	10.9
Utilities	4.7	2.3
Industrials	2.3	1.1

Annual Report

Latin America

Investments October 31, 2003

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value (Note 1)
Argentina - 0.8%
Inversiones y Representacions SA sponsored GDR (a)	23,700	$ 246,480
Petrobras Energia Participaciones SA sponsored ADR (a)	164,654	1,514,817
TOTAL ARGENTINA		1,761,297
Brazil - 50.2%
Aracruz Celulose SA sponsored ADR	67,900	1,907,990
Banco Bradesco SA:
(PN)	584,943,900	2,471,192
sponsored ADR	129,200	2,711,908
Banco Itau Holding Financeira SA (PN)	85,973,200	7,048,213
Brasil Telecom Participacoes SA sponsored ADR	90,100	3,290,452
Caemi Mineracao E Metalurgia (a)	8,664,000	2,535,848
Centrais Electricas Brasileiras (Electrobras) SA (PN-B)	328,515,800	4,314,886
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR	146,500	2,949,045
Companhia de Bebidas das Americas (AmBev)	589,135	113,038
Companhia de Bebidas das Americas (AmBev) sponsored ADR	356,226	7,551,991
Companhia Energetica Minas Gerais (CEMIG) (PN)	162,800,254	2,412,613
Companhia Paranaense de Energia-Copel sponsored ADR (a)	177,000	653,130
Companhia Vale do Rio Doce:
(PN-A)	68,000	2,723,321
sponsored:
ADR	77,300	3,536,475
ADR (non-vtg.)	113,900	4,601,560
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	196,043	5,087,316
Empresa Nacional de Comercio Redito e Participacoes SA (PN) (a)	11,465,310	15,999
Gerdau SA sponsored ADR	190,710	2,776,738
Petroleo Brasileiro SA Petrobras:
(PN)	306,570	6,737,802
sponsored:
ADR	292,600	6,876,100
ADR (non-vtg.)	507,700	11,047,552
Siderurgica Nacional Compania ADR	81,000	3,341,250
Tele Norte Leste Participacoes SA ADR	496,100	7,029,737
Telebras sponsored ADR	202,100	6,960,324
Uniao de Bancos Brasileiros SA (Unibanco) GDR	220,300	4,870,833
Usinas Siderurgicas de Minas Gerais SA (Usiminas) (PN-A)	635,700	5,087,374
Votorantim Celulose e Papel SA (PN)	28,656,099	1,559,516
TOTAL BRAZIL		110,212,203

	Shares	Value (Note 1)
Chile - 2.4%
Banco Santander Chile sponsored ADR	73,728	$ 1,751,777
Enersis SA sponsored ADR	400,000	2,768,000
Vina Concha y Toro SA sponsored ADR	14,900	718,925
TOTAL CHILE		5,238,702
Luxembourg - 1.1%
Tenaris SA sponsored ADR	88,069	2,395,477
Mexico - 41.9%
America Movil SA de CV sponsored ADR	847,600	20,172,880
Cemex SA de CV sponsored ADR	471,073	11,305,752
Consorcio ARA SA de CV (a)	535,000	1,463,439
Fomento Economico Mexicano SA de CV sponsored ADR	141,700	5,061,524
Grupo Bimbo SA de CV Series A	451,000	701,969
Grupo Financiero BBVA Bancomer SA Series B (a)	6,725,600	5,707,162
Grupo Modelo SA de CV Series C	1,300,500	3,294,183
Grupo Televisa SA de CV sponsored ADR	294,600	11,415,750
Industrias Penoles SA de CV	206,100	584,528
Telefonos de Mexico SA de CV sponsored ADR	680,200	21,868,429
TV Azteca SA de CV sponsored ADR	220,000	1,779,800
Wal-Mart de Mexico SA de CV Series C	3,283,481	8,561,457
TOTAL MEXICO		91,916,873
United States of America - 1.7%
NII Holdings, Inc. Class B (a)	49,200	3,792,828
Venezuela - 0.3%
Compania Anonima Nacional Telefono de Venezuela sponsored ADR	52,700	788,392
TOTAL COMMON STOCKS (Cost $153,405,894)		216,105,772
Money Market Funds - 4.5%

Fidelity Cash Central Fund, 1.07% (b)	3,373,637	3,373,637
Fidelity Securities Lending Cash Central Fund, 1.09% (b)	6,387,575	6,387,575
TOTAL MONEY MARKET FUNDS (Cost $9,761,212)		9,761,212
TOTAL INVESTMENT PORTFOLIO - 102.9% (Cost $163,167,106)		225,866,984
NET OTHER ASSETS - (2.9)%		(6,348,285)
NET ASSETS - 100%		$ 219,518,699
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $54,842,030 and $45,862,296, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,066 for the period.
Income Tax Information

At October 31, 2003, the fund had a capital loss carryforward of approximately $98,738,000 of which $37,615,000, $22,657,000, $11,150,000, $7,286,000, $11,980,000 and $8,050,000 will expire on October 31, 2004, 2007, 2008, 2009, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Latin America

Financial Statements

Statement of Assets and Liabilities

	October 31, 2003

Assets
Investment in securities, at value (including securities loaned of $6,222,568) (cost $163,167,106) - See accompanying schedule		$ 225,866,984
Foreign currency held at value (cost $19)		19
Receivable for investments sold		13,236
Receivable for fund shares sold		123,827
Dividends receivable		433,608
Interest receivable		2,893
Redemption fees receivable		1,470
Prepaid expenses		1,002
Other receivables		5,117
Total assets		226,448,156

Liabilities
Payable to custodian bank	$ 43,511
Payable for fund shares redeemed	233,660
Accrued management fee	132,018
Other payables and accrued expenses	132,693
Collateral on securities loaned, at value	6,387,575
Total liabilities		6,929,457

Net Assets		$ 219,518,699
Net Assets consist of:
Paid in capital		$ 255,260,265
Undistributed net investment income		2,476,408
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(100,930,336)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		62,712,362
Net Assets, for 16,407,206 shares outstanding		$ 219,518,699
Net Asset Value, offering price and redemption price per share ($219,518,699 ÷ 16,407,206 shares)		$ 13.38

Statement of Operations

	Year ended October 31, 2003

Investment Income
Dividends		$ 5,878,662
Interest		47,217
Security lending		39,499
		5,965,378
Less foreign taxes withheld		(470,751)
Total income		5,494,627

Expenses
Management fee	$ 1,249,190
Transfer agent fees	677,162
Accounting and security lending fees	105,117
Non-interested trustees' compensation	824
Custodian fees and expenses	108,445
Registration fees	15,822
Audit	66,179
Legal	500
Miscellaneous	30,065
Total expenses before reductions	2,253,304
Expense reductions	(826)	2,252,478
Net investment income (loss)		3,242,149
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(7,387,563)
Foreign currency transactions	(159,593)
Total net realized gain (loss)		(7,547,156)
Change in net unrealized appreciation (depreciation) on: Investment securities	77,918,045
Assets and liabilities in foreign currencies	198,292
Total change in net unrealized appreciation (depreciation)		78,116,337
Net gain (loss)		70,569,181
Net increase (decrease) in net assets resulting from operations		$ 73,811,330
Other Information
Sales charges paid to FDC		$ 12,296

See accompanying notes which are an integral part of the financial statements.

Annual Report

Latin America
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2003	Year ended October 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,242,149	$ 2,935,437
Net realized gain (loss)	(7,547,156)	(13,524,865)
Change in net unrealized appreciation (depreciation)	78,116,337	(7,635,344)
Net increase (decrease) in net assets resulting from operations	73,811,330	(18,224,772)
Distributions to shareholders from net investment income	(2,628,539)	(4,311,069)
Share transactions Net proceeds from sales of shares	47,805,000	20,347,096
Reinvestment of distributions	2,504,746	4,134,096
Cost of shares redeemed	(42,599,039)	(46,144,032)
Net increase (decrease) in net assets resulting from share transactions	7,710,707	(21,662,840)
Redemption fees	226,141	140,974
Total increase (decrease) in net assets	79,119,639	(44,057,707)

Net Assets
Beginning of period	140,399,060	184,456,767
End of period (including undistributed net investment income of $2,476,408 and undistributed net investment income of $2,022,390, respectively)	$ 219,518,699	$ 140,399,060
Other Information Shares
Sold	4,368,834	1,720,446
Issued in reinvestment of distributions	277,688	359,487
Redeemed	(3,973,164)	(4,083,278)
Net increase (decrease)	673,358	(2,003,345)

Financial Highlights

Years ended October 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 8.92	$ 10.40	$ 13.87	$ 12.31	$ 10.73
Income from Investment Operations
Net investment income (loss) C	.20	.17	.27 D	.07	.18
Net realized and unrealized gain (loss)	4.42	(1.41)	(3.68)	1.61	1.61
Total from investment operations	4.62	(1.24)	(3.41)	1.68	1.79
Distributions from net investment income	(.17)	(.25)	(.07)	(.14)	(.25)
Redemption fees added to paid in capital C	.01	.01	.01	.02	.04
Net asset value, end of period	$ 13.38	$ 8.92	$ 10.40	$ 13.87	$ 12.31
Total Return A, B	52.83%	(12.37)%	(24.61)%	13.76%	17.46%
Ratios to Average Net Assets E
Expenses before expense reductions	1.31%	1.44%	1.41%	1.25%	1.32%
Expenses net of voluntary waivers, if any	1.31%	1.44%	1.41%	1.25%	1.32%
Expenses net of all reductions	1.31%	1.41%	1.35%	1.23%	1.30%
Net investment income (loss)	1.89%	1.57%	2.14%	.44%	1.55%
Supplemental Data
Net assets, end of period (000 omitted)	$ 219,519	$ 140,399	$ 184,457	$ 297,265	$ 307,336
Portfolio turnover rate	28%	128%	96%	51%	49%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Investment income per share reflects a special dividend which amounted to $.07 per share. E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Nordic

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2003	Past 1 year	Past 5 years	Life of fundA
Fidelity Nordic	27.87%	4.52%	10.55%

A From November 1, 1995

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Nordic Fund on November 1, 1995, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the FTSE World Nordic Index did over the same period.

Annual Report

Nordic

Management's Discussion of Fund Performance

Comments from Trygve Toraasen, Portfolio Manager of Fidelity Nordic Fund

Mirroring the U.S. rally, most international stock markets rebounded sharply during the 12-month period ending October 31, 2003. Encouraged by improved corporate earnings, favorable interest rates and the easing of geopolitical tensions, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index - a proxy for stock markets outside the United States and Canada - gained 27.39% during the past year. From a regional perspective, all 16 countries in the MSCI Europe index - which gained 24.56% - had double-digit advances. Spain, Denmark and Sweden were among the region's best performers. In Japan, increased capital spending, exports and machinery orders helped the Tokyo Stock Exchange Stock Price Index (TOPIX) advance 36.39%. Following the SARS epidemic, other Asian markets also rebounded. For instance, the Hong Kong market, as measured by the Hang Seng Index, gained 34.51%. Emerging markets also fared well, particularly Latin America. The MSCI Emerging Markets Free-Latin America index rose 59.75%. Canadian equities, as measured by the S&P/TSX Composite Index, also posted an impressive annual gain, advancing 50.66%.

For the 12 months ending October 31, 2003, Fidelity Nordic Fund returned 27.87%. In comparison, the Financial Times-Stock Exchange (FTSE) World Nordic Index rose 35.56%, while the Lipper European Funds Average returned 23.64%. After a weak start, Nordic markets rallied in the final six months of the period, as investors became more willing to accept risk in highly cyclical stocks, including those in the basic materials, technology and telecommunications equipment areas. Beginning in March, I increased the fund's weightings in cyclicals, including basic materials and industrial component producers, but I also continued to emphasize stable-growth and small- and mid-cap stocks because of their long-term prospects. However, both these areas underperformed the index. Another factor hurting relative performance was the strong gain by Nokia, which was more than 25% of the index on average during the period. I kept the fund more diversified and maintained a weighting in Nokia of about 10% of fund assets. Contributors to performance included Q-Med, a biotechnology firm, Elekta, a medical equipment company, and financial firms Skandia Foersaekrings and Storebrand. I sold Q-Med before the end of the period. Disappointments included Tandberg, which lowered earnings estimates from its video conferencing equipment business, and industrial companies Munters and Volvo AB, both of which lagged in the early-cyclical rally.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Nordic

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2003
Sweden	43.3%
Finland	21.7%
Norway	17.1%
Denmark	11.5%
Switzerland	4.3%
United States of America	1.4%
Bermuda	0.5%
Cayman Islands	0.2%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2003
Sweden	43.3%
Norway	18.3%
Finland	14.7%
Denmark	10.9%
United Kingdom	4.7%
Switzerland	4.1%
United States of America	3.8%
Cayman Islands	0.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.1	96.2
Short-Term Investments and Net Other Assets	0.9	3.8
Top Ten Stocks as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Nokia Corp. (Finland, Communications Equipment)	10.1	9.2
Telefonaktiebolaget LM Ericsson (B Shares) (Sweden, Communications Equipment)	7.4	4.3
Nobel Biocare Holding AG (Switzerland) (Switzerland, Health Care Equipment & Supplies)	4.3	4.1
Storebrand ASA (A Shares) (Norway, Insurance)	3.1	3.2
Svenska Handelsbanken AB (A Shares) (Sweden, Commercial Banks)	3.0	4.9
Nordea AB (Sweden, Commercial Banks)	3.0	4.1
UPM-Kymmene Corp. (Finland, Paper & Forest Products)	2.9	1.5
Danske Bank AS (Denmark, Commercial Banks)	2.6	2.1
Volvo AB (B Shares) (Sweden, Machinery)	2.5	0.0
Coloplast AS Series B (Denmark, Health Care Equipment & Supplies)	2.5	3.3
	41.4
Market Sectors as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	23.8	16.6
Industrials	19.1	12.6
Financials	15.7	25.6
Health Care	12.2	20.0
Materials	8.7	2.8
Telecommunication Services	5.6	4.9
Energy	5.3	1.0
Consumer Discretionary	4.2	7.0
Consumer Staples	3.4	5.7
Utilities	1.1	0.0

Annual Report

Nordic

Investments October 31, 2003

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value (Note 1)
Bermuda - 0.5%
Golar LNG Ltd. (a)	37,800	$ 438,620
Cayman Islands - 0.2%
DSND, Inc. (a)	94,700	193,135
Denmark - 11.5%
A.P. Moller - Maersk AS:
Series A	108	817,940
Series B	156	1,220,364
Carlsberg AS Series B	8,600	355,815
Coloplast AS Series B	23,900	2,003,740
Danske Bank AS	104,020	2,091,066
Group 4 Falck AS	33,065	739,404
Novo Nordisk AS Series B	52,295	1,874,344
Topdanmark AS (a)	4,500	222,998
TOTAL DENMARK		9,325,671
Finland - 21.7%
Elcoteq Network Corp. (A Shares)	12,000	202,821
Finnair Oyj	66,700	363,162
Fortum Oyj	93,600	859,857
M-real Oyj (B Shares)	47,500	417,650
Nokia Corp.	482,895	8,204,388
Nokian Tyres Ltd.	3,350	249,381
Stora Enso Oyj (R Shares)	145,100	1,966,666
TietoEnator Oyj	64,100	1,693,052
UPM-Kymmene Corp.	128,000	2,387,334
Vacon Oyj	108,900	1,284,260
TOTAL FINLAND		17,628,571
Norway - 17.1%
DnB Holding ASA	82,395	478,623
Ekornes AS	25,300	419,899
Frontline Ltd.	39,500	766,688
Norman ASA	62,000	521,041
Norsk Hydro AS	34,400	1,925,680
Norske Skogindustrier AS (A Shares)	46,600	881,558
Orkla ASA (A Shares)	61,285	1,277,884
Schibsted AS (B Shares)	49,000	858,041
Statoil ASA	80,600	753,875
Storebrand ASA (A Shares) (a)	449,200	2,489,308
Tandberg ASA (a)	108,700	761,380
TANDBERG Television ASA (a)	34,700	129,824
Telenor ASA	356,300	1,929,386

	Shares	Value (Note 1)
TGS Nopec Geophysical Co. ASA (a)	29,100	$ 325,389
VISMA ASA	45,900	419,632
TOTAL NORWAY		13,938,208
Sweden - 43.3%
Assa Abloy AB (B Shares)	27,502	270,357
Atlas Copco AB (A Shares)	48,900	1,710,576
Axfood AB	22,200	442,141
Concordia Maritime AB (B Shares) (a)	11,400	19,794
D. Carnegie & Co. AB	15,700	162,356
Elekta AB (B Shares) (a)	39,300	777,691
Getinge AB (B Shares)	21,790	794,230
Hennes & Mauritz AB (H&M) (B Shares)	38,040	803,751
Hexagon AB (B Shares)	37,700	890,422
Intrum Justitia AB	98,100	420,815
Karo Bio AB (a)	29,350	162,997
Kinnevik Industrifoervaltng AB (B Shares)	23,000	660,683
Modern Times Group AB (MTG) (B Shares) (a)	40,800	763,099
Munters AB	39,080	785,811
Nordea AB	391,700	2,420,371
Observer AB	188,083	746,780
OMHEX AB	106,500	1,087,734
ORC Software AB	50,300	577,954
POOLiA AB (B Shares)	26,900	84,483
Proffice AB (B Shares)	33,900	98,245
Readsoft AB (B Shares) (a)	388,556	505,984
Sandvik AB	42,200	1,249,923
SAS AB (a)	57,400	501,979
Sectra AB (B Shares)	96,700	716,040
Securitas AB (B Shares)	69,225	848,432
Skandia Foersaekrings AB	354,200	1,293,295
SKF AB (B Shares)	46,600	1,642,018
Svenska Cellulosa AB (SCA) (B Shares)	21,000	789,564
Svenska Handelsbanken AB (A Shares)	138,616	2,433,319
Swedish Match Co.	78,500	636,394
Tele2 AB (B Shares) (a)	33,500	1,678,678
Teleca AB (B Shares)	63,700	315,540
Telefonaktiebolaget LM Ericsson (B Shares) (a)	3,516,000	6,005,327
TeliaSonera AB	202,905	883,344
Volvo AB (B Shares)	73,500	2,045,629
TOTAL SWEDEN		35,225,756
Switzerland - 4.3%
Nobel Biocare Holding AG (Switzerland)	39,260	3,470,319
United States of America - 0.5%
Royal Caribbean Cruises Ltd.	12,800	380,770
TOTAL COMMON STOCKS (Cost $64,471,251)		80,601,050
Money Market Funds - 2.9%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.07% (b)	321,769	$ 321,769
Fidelity Securities Lending Cash Central Fund, 1.09% (b)	2,056,500	2,056,500
TOTAL MONEY MARKET FUNDS (Cost $2,378,269)		2,378,269
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $66,849,520)		82,979,319
NET OTHER ASSETS - (2.0)%		(1,642,024)
NET ASSETS - 100%		$ 81,337,295
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $68,267,456 and $79,680,178, respectively.
Income Tax Information
At October 31, 2003, the fund had a capital loss carryforward of approximately $24,829,000 of which $16,400,000, $6,501,000 and $1,928,000 will expire on October 31, 2009, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Nordic

Financial Statements

Statement of Assets and Liabilities

	October 31, 2003

Assets
Investment in securities, at value (including securities loaned of $1,915,800) (cost $66,849,520) - See accompanying schedule		$ 82,979,319
Receivable for investments sold		472,393
Receivable for fund shares sold		82,617
Dividends receivable		21,387
Interest receivable		234
Redemption fees receivable		6
Prepaid expenses		389
Other receivables		3,773
Total assets		83,560,118

Liabilities
Payable for fund shares redeemed	$ 56,338
Accrued management fee	48,842
Other payables and accrued expenses	61,143
Collateral on securities loaned, at value	2,056,500
Total liabilities		2,222,823

Net Assets		$ 81,337,295
Net Assets consist of:
Paid in capital		$ 90,794,637
Undistributed net investment income		607,884
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(26,197,275)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		16,132,049
Net Assets, for 4,172,944 shares outstanding		$ 81,337,295
Net Asset Value, offering price and redemption price per share ($81,337,295 ÷ 4,172,944 shares)		$ 19.49

Statement of Operations

	Year ended October 31, 2003

Investment Income
Dividends		$ 1,603,575
Interest		24,073
Security lending		122,780
		1,750,428
Less foreign taxes withheld		(236,986)
Total income		1,513,442

Expenses
Management fee	$ 538,726
Transfer agent fees	292,091
Accounting and security lending fees	61,869
Non-interested trustees' compensation	298
Custodian fees and expenses	85,782
Registration fees	15,406
Audit	48,785
Legal	250
Miscellaneous	895
Total expenses before reductions	1,044,102
Expense reductions	(20,191)	1,023,911
Net investment income (loss)		489,531
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	4,001,380
Foreign currency transactions	44,696
Total net realized gain (loss)		4,046,076
Change in net unrealized appreciation (depreciation) on: Investment securities	13,721,366
Assets and liabilities in foreign currencies	2,035
Total change in net unrealized appreciation (depreciation)		13,723,401
Net gain (loss)		17,769,477
Net increase (decrease) in net assets resulting from operations		$ 18,259,008
Other Information
Sales charges paid to FDC		$ 1,690

See accompanying notes which are an integral part of the financial statements.

Annual Report

Nordic
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2003	Year ended October 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 489,531	$ 530,752
Net realized gain (loss)	4,046,076	(8,835,690)
Change in net unrealized appreciation (depreciation)	13,723,401	(530,663)
Net increase (decrease) in net assets resulting from operations	18,259,008	(8,835,601)
Distributions to shareholders from net investment income	(575,077)	(333,684)
Share transactions Net proceeds from sales of shares	5,971,305	8,004,565
Reinvestment of distributions	556,144	321,742
Cost of shares redeemed	(16,879,816)	(23,609,374)
Net increase (decrease) in net assets resulting from share transactions	(10,352,367)	(15,283,067)
Redemption fees	13,366	10,552
Total increase (decrease) in net assets	7,344,930	(24,441,800)

Net Assets
Beginning of period	73,992,365	98,434,165
End of period (including undistributed net investment income of $607,884 and undistributed net investment income of $521,852, respectively)	$ 81,337,295	$ 73,992,365
Other Information Shares
Sold	368,565	442,868
Issued in reinvestment of distributions	35,973	17,591
Redeemed	(1,047,699)	(1,330,791)
Net increase (decrease)	(643,161)	(870,332)

Financial Highlights

Years ended October 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 15.36	$ 17.31	$ 27.19	$ 22.49	$ 16.26
Income from Investment Operations
Net investment income (loss) C	.11	.10	.07	.05	.07
Net realized and unrealized gain (loss)	4.14	(1.99)	(9.71)	5.10	6.14
Total from investment operations	4.25	(1.89)	(9.64)	5.15	6.21
Distributions from net investment income	(.12)	(.06)	(.03)	(.06)	-
Distributions from net realized gain	-	-	(.22)	(.45)	-
Total distributions	(.12)	(.06)	(.25)	(.51)	-
Redemption fees added to paid in capital C	- E	- E	.01	.06	.02
Net asset value, end of period	$ 19.49	$ 15.36	$ 17.31	$ 27.19	$ 22.49
Total Return A, B	27.87%	(10.97)%	(35.72)%	23.21%	38.31%
Ratios to Average Net Assets D
Expenses before expense reductions	1.43%	1.35%	1.26%	1.17%	1.27%
Expenses net of voluntary waivers, if any	1.43%	1.35%	1.26%	1.17%	1.27%
Expenses net of all reductions	1.40%	1.30%	1.20%	1.15%	1.23%
Net investment income (loss)	.67%	.57%	.34%	.18%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$ 81,337	$ 73,992	$ 98,434	$ 200,872	$ 111,388
Portfolio turnover rate	96%	106%	88%	80%	70%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges.C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E Amount represents less than $.01 per-share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Pacific Basin

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2003	Past 1 year	Past 5 years	Past 10 years
Fidelity Pacific Basin	34.01%	9.31%	2.32%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Pacific Basin Fund on October 31, 1993. The chart shows how the value of your investment would have grown, and also shows how the MSCI All Country Pacific Free Index did over the same period.

Annual Report

Pacific Basin

Management's Discussion of Fund Performance

Comments from William Kennedy, Portfolio Manager of Fidelity Pacific Basin Fund

Mirroring the U.S. rally, most international stock markets rebounded sharply during the 12-month period ending October 31, 2003. Encouraged by improved corporate earnings, favorable interest rates and the easing of geopolitical tensions, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index - a proxy for stock markets outside the United States and Canada - gained 27.39% during the past year. From a regional perspective, all 16 countries in the MSCI Europe index - which gained 24.56% - had double-digit advances. Spain, Denmark and Sweden were among the region's best performers. In Japan, increased capital spending, exports and machinery orders helped the Tokyo Stock Exchange Stock Price Index (TOPIX) advance 36.39%. Following the SARS epidemic, other Asian markets also rebounded. For instance, the Hong Kong market, as measured by the Hang Seng Index, gained 34.51%. Emerging markets also fared well, particularly Latin America. The MSCI Emerging Markets Free-Latin America index rose 59.75%. Canadian equities, as measured by the S&P/TSX Composite Index, also posted an impressive annual gain, advancing 50.66%.

For the 12 months ending October 31, 2003, the fund returned 34.01%, just shy of the 34.93% gain recorded by the Morgan Stanley Capital International All-Country (MSCI AC) Pacific Free Index. However, the fund edged the 32.34% return posted by the Lipper Pacific Region Funds Average. Stock selection in diversified financials and semiconductors helped versus the index. Conversely, underweighting materials and capital goods stocks hurt performance compared with the index. The largest contributor to absolute performance was Korea-based Samsung Electronics, which benefited from a global pickup in demand for its DRAM computer memory, cellular handsets and flat-screen monitors. Versus the index, our largest contributor was Japanese camera maker Minolta, which investors found appealing for its restructuring initiatives and the company's recent merger with Konica. On an absolute basis, Japan-based electronics retailer Sony was our largest detractor but the fund's large underweighting actually helped performance versus the index. However, underweighting technology stock Softbank - a Japanese company that holds stakes in a number of technology firms and was one of the best-performing stocks in the index - hurt performance compared with the benchmark. Despite its rich valuation, the stock turned in a spectacular gain of more than 500% during the period.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Pacific Basin

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2003
Japan	54.4%
Australia	12.0%
Hong Kong	7.1%
Korea (South)	6.6%
Taiwan	5.6%
United States of America	4.8%
China	2.1%
India	2.1%
Thailand	1.9%
Other	3.4%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2003
Japan	56.9%
Australia	16.5%
Korea (South)	7.2%
United States of America	5.6%
Taiwan	3.8%
Hong Kong	3.3%
Singapore	2.4%
China	2.2%
Malaysia	1.0%
Other	1.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.4	94.7
Short-Term Investments and Net Other Assets	4.6	5.3
Top Ten Stocks as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	2.7	2.9
Toyota Motor Corp. (Japan, Automobiles)	2.5	3.0
Canon, Inc. (Japan, Office Electronics)	2.1	3.1
Nomura Holdings, Inc. (Japan, Capital Markets)	2.0	2.0
News Corp. Ltd. (Australia, Media)	1.8	1.7
Sumitomo Mitsui Financial Group, Inc. (Japan, Commercial Banks)	1.7	0.5
BHP Billiton Ltd. (Australia, Metals & Mining)	1.6	2.0
Australia & New Zealand Banking Group Ltd. (Australia, Commercial Banks)	1.5	2.2
Ito Yokado Ltd. (Japan, Food & Staples Retailing)	1.4	0.6
Tokyo Electron Ltd. (Japan, Semiconductors & Semiconductor Equipment)	1.2	1.4
	18.5
Market Sectors as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.7	22.6
Information Technology	21.3	19.9
Consumer Discretionary	21.0	20.5
Materials	6.6	5.4
Industrials	5.0	5.9
Telecommunication Services	4.8	5.5
Consumer Staples	3.9	6.0
Health Care	3.1	4.4
Energy	1.2	1.6
Utilities	0.8	2.9

Annual Report

Pacific Basin

Investments October 31, 2003

Showing Percentage of Net Assets

Common Stocks - 95.0%
	Shares	Value (Note 1)
Australia - 12.0%
Alumina Ltd.	250,000	$ 1,054,548
Australia & New Zealand Banking Group Ltd.	510,931	6,436,683
Australia & New Zealand Banking Group Ltd. rights 11/24/03 (a)	92,896	283,370
BHP Billiton Ltd.	809,829	6,717,394
Billabong International Ltd.	588,367	3,048,171
Commonwealth Bank of Australia	58,445	1,137,522
CSL Ltd.	207,618	2,498,008
Harvey Norman Holdings Ltd.	983,531	2,338,876
Macquarie Bank Ltd.	84,798	2,090,950
News Corp. Ltd.	825,477	7,357,062
Promina Group Ltd.	1,347,991	3,167,415
Publishing & Broadcasting Ltd.	388,557	3,313,765
QBE Insurance Group Ltd.	453,733	3,307,634
Rinker Group Ltd.	287,745	1,293,187
Rio Tinto Ltd.	79,932	2,016,787
Telstra Corp. Ltd.	303,602	1,018,504
Westfield Holdings Ltd.	137,362	1,381,467
Westpac Banking Corp.	144,916	1,656,413
TOTAL AUSTRALIA		50,117,756
Bermuda - 0.1%
Clear Media Ltd. (a)	444,000	291,594
China - 2.1%
China Oilfield Services Ltd. (H Shares)	3,686,000	1,067,979
China Petroleum & Chemical Corp. (H Shares)	9,040,000	2,997,579
China Telecom Corp. Ltd. (H Shares)	8,712,000	2,888,817
Lianhua Supermarket Holdings Co. (H Shares)	1,021,000	999,227
PetroChina Co. Ltd. (H Shares)	2,266,000	824,334
PICC Property & Casualty Co. Ltd. (H Shares)	126,000	29,501
TOTAL CHINA		8,807,437
Hong Kong - 7.1%
ASM Pacific Technology Ltd.	506,000	1,892,874
BOC Hong Kong Holdings Ltd.	705,500	1,221,924
Cheung Kong Holdings Ltd.	215,000	1,792,682
Denway Motors Ltd.	4,250,000	3,502,627
Esprit Holdings Ltd.	1,098,500	3,451,556
Hong Kong Exchanges & Clearing Ltd.	1,648,000	3,586,484
Hutchison Whampoa Ltd.	194,700	1,510,595
Kingboard Chemical Holdings Ltd.	1,786,000	2,391,882
Li & Fung Ltd.	1,010,000	1,697,293
Sun Hung Kai Properties Ltd.	374,000	3,166,594
Techtronic Industries Co.	1,070,000	2,948,645
Wing Hang Bank Ltd.	427,000	2,633,834
TOTAL HONG KONG		29,796,990
India - 2.1%
Bank of Baroda	519,500	2,190,566

	Shares	Value (Note 1)
Housing Development Finance Corp. Ltd.	242,149	$ 2,777,874
Infosys Technologies Ltd.	35,905	3,756,438
State Bank of India	3,300	35,257
TOTAL INDIA		8,760,135
Indonesia - 0.5%
PT Bank Rakyat Indonesia (a)(c)	2,452,500	252,568
PT Telkomunikasi Indonesia Tbk	2,829,500	1,998,125
TOTAL INDONESIA		2,250,693
Japan - 54.4%
Aeon Credit Service Ltd.	81,100	3,754,766
Bank of Yokohama Ltd.	444,000	1,918,319
Canon, Inc.	181,000	8,859,950
Citizen Electronics Co. Ltd.	13,200	1,236,674
Daito Trust Construction Co.	134,900	4,171,912
Don Quijote Co. Ltd.	42,500	2,284,655
East Japan Railway Co.	421	1,907,022
FamilyMart Co. Ltd.	104,300	2,267,391
Fast Retailing Co. Ltd.	54,600	3,317,518
Fuji Seal, Inc.	28,300	988,466
Fuji Television Network, Inc.	329	1,750,637
Fujisawa Pharmaceutical Co. Ltd.	67,000	1,383,391
Hankyu Department Stores, Inc.	141,000	1,032,427
Hitachi Chemical Co. Ltd.	165,300	2,670,300
Hitachi Information Systems Co. Ltd.	29,700	856,367
Honda Motor Co. Ltd.	57,100	2,289,710
Hoya Corp.	40,400	3,656,358
Ito Yokado Ltd.	158,000	5,806,076
JAFCO Co. Ltd.	31,800	2,718,937
Japan Retail Fund Investment Corp.	159	929,934
Japan Tobacco, Inc.	255	1,702,474
JSR Corp.	113,000	2,394,852
KDDI Corp.	717	3,893,478
Keyence Corp.	8,000	1,759,505
KOMERI Co. Ltd.	39,000	890,395
Konica Minolta Holdings, Inc.	304,000	3,995,634
Kyorin Pharmaceutical Co. Ltd.	72,000	1,083,864
Matsushita Electric Industrial Co. Ltd.	243,000	3,188,160
Meitec Corp.	56,300	2,012,543
Millea Holdings, Inc.	419	4,992,632
Mitsubishi Estate Co. Ltd.	286,000	2,741,895
Mitsubishi Securities Co. Ltd.	310,000	3,524,650
Mitsubishi Tokyo Financial Group, Inc. (MTFG)	671	4,925,140
Mitsui & Co. Ltd.	275,000	2,001,091
Mizuho Financial Group, Inc. (a)	1,183	2,894,551
Murata Manufacturing Co. Ltd.	31,000	1,762,325
Nichicon Corp.	97,600	1,134,553
Nidec Corp.	21,300	2,063,353
Nikko Cordial Corp.	728,000	3,926,723
Nikon Corp. (a)	225,000	3,415,727
Nippon Steel Corp.	969,000	1,991,941
Nippon Telegraph & Telephone Corp.	924	4,154,304
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Nishimatsuya Chain Co. Ltd.	42,900	$ 1,287,702
Nissan Motor Co. Ltd.	367,400	4,153,457
Nitori Co. Ltd.	15,000	956,431
Nitto Denko Corp.	47,100	2,471,957
NOK Corp.	59,000	2,323,722
Nomura Holdings, Inc.	492,000	8,449,117
Nomura Research Institute Ltd.	15,200	1,527,742
NTT DoCoMo, Inc.	2,186	4,732,290
ORIX Corp.	25,700	2,162,316
Pal Co. Ltd.	23,500	1,058,077
Ricoh Co. Ltd.	112,000	2,124,068
Rohm Co. Ltd.	10,800	1,455,849
Sanken Electric Co. Ltd.	189,000	2,095,607
Seiyu Ltd. (a)	438,000	1,414,317
Senshukai Co. Ltd.	166,000	2,033,855
SFCG Co. Ltd.	12,920	1,882,649
Sharp Corp.	161,000	2,534,937
Shin-Etsu Chemical Co. Ltd.	106,600	3,965,745
SMC Corp.	13,800	1,660,669
Softbank Corp.	33,500	1,721,621
Sony Corp. sponsored ADR	100,000	3,520,000
Sumisho Lease Co. Ltd.	106,700	3,280,389
Sumitomo Electric Industries Ltd.	193,000	1,658,950
Sumitomo Mitsui Financial Group, Inc.	1,395	7,016,872
Takeda Chemical Industries Ltd.	132,200	4,677,624
TDK Corp.	38,100	2,495,179
THK Co. Ltd.	133,400	2,705,858
Tokyo Electric Power Co.	152,600	3,254,930
Tokyo Electron Ltd.	69,800	5,002,947
Toyota Motor Corp.	363,600	10,548,035
UFJ Holdings, Inc. (a)	991	4,236,583
UMC Japan (a)	2,161	2,948,426
Uni-Charm Corp.	54,200	2,529,070
USS Co. Ltd.	45,440	3,228,001
Yamada Denki Co. Ltd.	85,600	2,725,123
Yamanouchi Pharmaceutical Co. Ltd.	107,100	2,688,703
Yamato Transport Co. Ltd.	107,000	1,421,930
TOTAL JAPAN		228,201,348
Korea (South) - 6.2%
Amorepacific Corp.	13,970	1,918,144
Dae Duck Electronics Co. Ltd.	100,000	920,997
Daewoo Ship & Mar Engr Co. Ltd. (a)	103,870	1,395,464
Halla Climate Control Co.	19,500	1,385,677
Hyundai Department Store Co. Ltd.	51,100	1,293,151
Kookmin Bank	51,900	1,894,448
LG Card Co. Ltd.	31,020	315,835
Samsung Electronics Co. Ltd.	28,420	11,286,350
Samsung Fire & Marine Insurance Co. Ltd.	30,610	1,748,403

	Shares	Value (Note 1)
Shinhan Financial Group Co. Ltd.	110,670	$ 1,589,682
Shinsegae Co. Ltd.	9,960	1,998,732
TOTAL KOREA (SOUTH)		25,746,883
Malaysia - 0.9%
Gamuda BHD	713,500	1,427,000
Public Bank BHD (For. Reg.)	3,121,012	2,463,957
TOTAL MALAYSIA		3,890,957
Singapore - 1.4%
CapitaLand Ltd.	1,012,000	948,295
Datacraft Asia Ltd. (a)	719,000	898,750
DBS Group Holdings Ltd.	180,000	1,479,736
United Overseas Bank Ltd.	141,675	1,107,663
Venture Corp. Ltd.	112,000	1,216,901
TOTAL SINGAPORE		5,651,345
Taiwan - 5.6%
Chinatrust Financial Holding Co.	2,209,770	2,298,994
Fubon Financial Holding Co. Ltd.	3,332,016	3,515,655
High Tech Computer Corp.	204,000	757,560
Hon Hai Precision Industries Co. Ltd.	764,000	3,422,576
Merry Electronics Co. Ltd.	866,000	1,403,772
Optimax Technology Corp.	204,000	571,176
Quanta Computer, Inc.	505,000	1,376,731
Siliconware Precision Industries Co. Ltd. (a)	1,350,000	1,293,103
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	2,343,000	4,626,614
United Microelectronics Corp. (a)	4,742,788	4,347,206
TOTAL TAIWAN		23,613,387
Thailand - 1.9%
Advanced Info Service PCL (For. Reg.)	1,045,500	1,622,553
Bangkok Bank Ltd. PCL (For. Reg.) (a)	775,500	1,815,000
Land & House PCL (For. Reg.)	5,508,800	1,861,547
Siam Cement PCL (For. Reg.)	359,200	2,032,020
TelecomAsia Corp. PCL (a)	1	0
TelecomAsia Corp. PCL rights 4/30/08 (a)	206,113	0
Thai Olefins PCL (a)	615,300	462,053
TOTAL THAILAND		7,793,173
United Kingdom - 0.5%
Astro All Asia Networks PLC (a)	180,800	224,573
HSBC Holdings PLC (Hong Kong) (Reg.)	136,000	2,041,904
TOTAL UNITED KINGDOM		2,266,477
United States of America - 0.2%
ResMed, Inc. Chess Depositary Interests (a)	220,638	936,939
TOTAL COMMON STOCKS (Cost $340,523,345)		398,125,114
Nonconvertible Preferred Stocks - 0.4%
	Shares	Value (Note 1)
Korea (South) - 0.4%
Samsung Electronics Co. Ltd. (Cost $1,237,436)	7,400	$ 1,469,370
Money Market Funds - 9.5%

Fidelity Cash Central Fund, 1.07% (b)	22,562,420	22,562,420
Fidelity Securities Lending Cash Central Fund, 1.09% (b)	17,431,385	17,431,385
TOTAL MONEY MARKET FUNDS (Cost $39,993,805)		39,993,805
TOTAL INVESTMENT PORTFOLIO - 104.9% (Cost $381,754,586)		439,588,289
NET OTHER ASSETS - (4.9)%		(20,337,657)
NET ASSETS - 100%		$ 419,250,632
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $298,179,747 and $288,818,338, respectively.
Income Tax Information
At October 31, 2003, the fund had a capital loss carryforward of approximately $78,136,000 of which $47,641,000 and $30,495,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Pacific Basin

Financial Statements

Statement of Assets and Liabilities

	October 31, 2003

Assets
Investment in securities, at value (including securities loaned of $16,568,664) (cost $381,754,586) - See accompanying schedule		$ 439,588,289
Foreign currency held at value (cost $3,479,458)		3,475,047
Receivable for investments sold		4,494,437
Receivable for fund shares sold		910,943
Dividends receivable		676,811
Interest receivable		14,393
Redemption fees receivable		376
Prepaid expenses		1,681
Other receivables		23,294
Total assets		449,185,271

Liabilities
Payable for investments purchased Regular delivery	$ 11,436,820
Delayed delivery	255,094
Payable for fund shares redeemed	375,267
Accrued management fee	248,433
Other payables and accrued expenses	187,640
Collateral on securities loaned, at value	17,431,385
Total liabilities		29,934,639

Net Assets		$ 419,250,632
Net Assets consist of:
Paid in capital		$ 439,598,277
Undistributed net investment income		1,925,015
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(80,108,902)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		57,836,242
Net Assets, for 24,575,271 shares outstanding		$ 419,250,632
Net Asset Value, offering price and redemption price per share ($419,250,632 ÷ 24,575,271 shares)		$ 17.06

Statement of Operations

	Year ended October 31, 2003

Investment Income
Dividends		$ 4,912,110
Interest		108,944
Security lending		270,913
		5,291,967
Less foreign taxes withheld		(425,133)
Total income		4,866,834

Expenses
Management fee Basic fee	$ 2,254,236
Performance adjustment	(211,452)
Transfer agent fees	1,079,990
Accounting and security lending fees	190,304
Non-interested trustees' compensation	1,171
Custodian fees and expenses	188,475
Registration fees	20,183
Audit	78,283
Legal	1,038
Miscellaneous	3,486
Total expenses before reductions	3,605,714
Expense reductions	(4,211)	3,601,503
Net investment income (loss)		1,265,331
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	17,376,888
Foreign currency transactions	(15,497)
Total net realized gain (loss)		17,361,391
Change in net unrealized appreciation (depreciation) on: Investment securities	74,341,125
Assets and liabilities in foreign currencies	33,114
Total change in net unrealized appreciation (depreciation)		74,374,239
Net gain (loss)		91,735,630
Net increase (decrease) in net assets resulting from operations		$ 93,000,961
Other Information
Sales charges paid to FDC		$ 5,562
Deferred sales charges withheld by FDC		$ 3,148

See accompanying notes which are an integral part of the financial statements.

Annual Report

Pacific Basin
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2003	Year ended October 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,265,331	$ (502,467)
Net realized gain (loss)	17,361,391	(27,520,461)
Change in net unrealized appreciation (depreciation)	74,374,239	15,275,614
Net increase (decrease) in net assets resulting from operations	93,000,961	(12,747,314)
Share transactions Net proceeds from sales of shares	143,881,790	135,325,171
Cost of shares redeemed	(124,105,198)	(120,492,210)
Net increase (decrease) in net assets resulting from share transactions	19,776,592	14,832,961
Redemption fees	267,285	448,127
Total increase (decrease) in net assets	113,044,838	2,533,774

Net Assets
Beginning of period	306,205,794	303,672,020
End of period (including undistributed net investment income of $1,925,015 and accumulated net investment loss of $338,497, respectively)	$ 419,250,632	$ 306,205,794
Other Information Shares
Sold	9,944,998	9,455,650
Redeemed	(9,417,585)	(8,606,996)
Net increase (decrease)	527,413	848,654

Financial Highlights

Years ended October 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 12.73	$ 13.09	$ 20.32	$ 22.48	$ 11.89
Income from Investment Operations
Net investment income (loss) D	.06	(.02)	(.02)	(.10)	(.04)
Net realized and unrealized gain (loss)	4.26	(.36)	(5.91)	(1.86)	10.62
Total from investment operations	4.32	(.38)	(5.93)	(1.96)	10.58
Distributions from net investment income	-	-	(1.10)	-	-
Distributions in excess of net investment income	-	-	-	(.28)	(.02)
Distributions from net realized gain	-	-	(.23)	-	-
Total distributions	-	-	(1.33)	(.28)	(.02)
Redemption fees added to paid in capital D	.01	.02	.03	.08	.03
Net asset value, end of period	$ 17.06	$ 12.73	$ 13.09	$ 20.32	$ 22.48
Total Return A, B, C	34.01%	(2.75)%	(30.79)%	(8.61)%	89.36%
Ratios to Average Net Assets E
Expenses before expense reductions	1.17%	1.51%	1.48%	1.25%	1.37%
Expenses net of voluntary waivers, if any	1.17%	1.51%	1.48%	1.25%	1.37%
Expenses net of all reductions	1.17%	1.50%	1.45%	1.22%	1.36%
Net investment income (loss)	.41%	(.15)%	(.11)%	(.42)%	(.24)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 419,251	$ 306,206	$ 303,672	$ 516,769	$ 659,881
Portfolio turnover rate	97%	98%	123%	144%	101%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Total returns do not include the effect of the contingent deferred sales charge. D Calculated based on average shares outstanding during the period. E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Southest Asia

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2003	Past 1 year	Past 5 years	Past 10 years
Fidelity Southeast Asia	38.81%	11.35%	1.14%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Southeast Asia Fund on October 31, 1993. The chart shows how the value of your investment would have grown, and also shows how the MSCI AC Far East Free ex-Japan Index did over the same period.

Annual Report

Southeast Asia

Management's Discussion of Fund Performance

Comments from Allan Liu, Portfolio Manager of Fidelity Southeast Asia Fund

Mirroring the U.S. rally, most international stock markets rebounded sharply during the 12-month period ending October 31, 2003. Encouraged by improved corporate earnings, favorable interest rates and the easing of geopolitical tensions, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index - a proxy for stock markets outside the United States and Canada - gained 27.39% during the past year. From a regional perspective, all 16 countries in the MSCI Europe index - which gained 24.56% - had double-digit advances. Spain, Denmark and Sweden were among the region's best performers. In Japan, increased capital spending, exports and machinery orders helped the Tokyo Stock Exchange Stock Price Index (TOPIX) advance 36.39%. Following the SARS epidemic, other Asian markets also rebounded. For instance, the Hong Kong market, as measured by the Hang Seng Index, gained 34.51%. Emerging markets also fared well, particularly Latin America. The MSCI Emerging Markets Free-Latin America index rose 59.75%. Canadian equities, as measured by the S&P/TSX Composite Index, also posted an impressive annual gain, advancing 50.66%.

For the 12 months ending October 31, 2003, Fidelity Southeast Asia Fund gained 38.81%, compared with 36.53% for the Morgan Stanley Capital International All Country (MSCI AC) Far East Free ex Japan Index and 37.16% for the Lipper Pacific Region ex Japan Funds Average. Strong stock selection in the materials group was the most significant positive factor. I particularly favored South Korean petrochemical stocks, as the group offered many globally competitive companies whose stocks were trading at attractive valuations. Petrochemical stocks that helped our performance included Thailand-based Aromatics and Korean holding Honam Petrochemical. Samsung Electronics was the fund's largest holding and also its most positive contributor in absolute terms. Holding back the fund's performance was unfavorable stock picking in the food, beverage and tobacco group, as well as an underweighting in technology hardware. The largest detractor versus the index was Singapore-based United Overseas Bank, which turned in a modest gain but underperformed the overall market. Also hurting performance was Lotte Chilsung Beverage. The stock was hurt by the soft South Korean economy even as the company continued to gain market share.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Southeast Asia

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2003
Korea (South)	30.2%
Hong Kong	23.6%
Taiwan	19.7%
Singapore	5.8%
Thailand	5.0%
India	3.2%
United Kingdom	3.2%
China	3.2%
Malaysia	2.7%
Other	3.4%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2003
Korea (South)	34.3%
Taiwan	17.7%
Hong Kong	16.3%
Thailand	5.4%
United Kingdom	4.9%
Malaysia	4.7%
Singapore	4.6%
China	4.4%
United States of America	4.0%
Other	3.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.3	96.0
Short-Term Investments and Net Other Assets	0.7	4.0
Top Ten Stocks as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	9.2	9.9
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	3.1	3.7
HSBC Holdings PLC (Hong Kong) (Reg.) (United Kingdom, Commercial Banks)	3.1	4.9
Hutchison Whampoa Ltd. (Hong Kong, Industrial Conglomerates)	3.1	2.0
Cheung Kong Holdings Ltd. (Hong Kong, Real Estate)	3.0	1.5
Honam Petrochemical Corp. (Korea (South), Chemicals)	2.3	1.9
Sun Hung Kai Properties Ltd. (Hong Kong, Real Estate)	2.2	1.0
Infosys Technologies Ltd. (India, IT Services)	2.2	0.0
United Overseas Bank Ltd. (Singapore, Commercial Banks)	1.9	3.0
Formosa Plastic Corp. (Taiwan, Chemicals)	1.8	2.2
	31.9
Market Sectors as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	34.3	18.4
Financials	25.1	24.8
Materials	14.1	18.6
Consumer Discretionary	13.3	14.4
Industrials	5.9	7.7
Consumer Staples	2.8	3.0
Energy	2.2	3.4
Telecommunication Services	0.8	3.7
Health Care	0.4	1.1
Utilities	0.4	0.9

Annual Report

Southeast Asia

Investments October 31, 2003

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value (Note 1)
Australia - 1.2%
CSL Ltd.	123,000	$ 1,479,905
JB Hi-Fi Ltd. (a)(c)	462,858	694,486
News Corp. Ltd.	88,112	785,298
Promina Group Ltd.	200,000	469,946
Publishing & Broadcasting Ltd.	90,000	767,555
Rinker Group Ltd.	100,000	449,421
TOTAL AUSTRALIA		4,646,611
Bermuda - 0.6%
COFCO International Ltd.	1,000,000	618,111
Coslight Technology International Group Ltd.	1,980,000	930,643
Hutchison Harbour Ring Ltd.	7,300,000	742,634
Ports Design Ltd. (a)	68,000	122,592
TOTAL BERMUDA		2,413,980
China - 3.2%
Anhui Conch Cement Co. Ltd. Class H	500,000	569,821
AviChina Industry & Technology Co. Ltd. (a)	1,188,000	246,302
China Petroleum & Chemical Corp. (H Shares)	6,600,000	2,188,498
China Telecom Corp. Ltd. (H Shares)	1,200,000	397,909
Great Wall Technology Co. (H Shares) (a)	3,400,000	831,874
Guangdong Kelon Electrical Holdings Ltd. Series H (a)	2,000,000	843,463
Nanjing Panda Electronics Co. (H Shares) (a)	2,442,000	715,405
PetroChina Co. Ltd. (H Shares)	6,400,000	2,328,217
PICC Property & Casualty Co. Ltd. (H Shares)	118,000	27,628
Sinopec Beijing Yanhua Petrochemical Co. Ltd. (H Shares) (a)	5,800,000	1,254,765
Tianjin Capital Environmental Protection Co. Ltd. (H Shares)	3,568,000	987,844
Zhenhai Refining & Chemical Co. (H Shares)	3,450,000	2,110,268
TOTAL CHINA		12,501,994
Hong Kong - 23.6%
ASM Pacific Technology Ltd.	860,000	3,217,137
Bank of East Asia Ltd.	320,000	956,011
BOC Hong Kong Holdings Ltd.	2,400,000	4,156,794
Cheung Kong Holdings Ltd.	1,440,000	12,006,799
China Insurance International Holdings Co. Ltd.	400,000	267,848
China Unicom Ltd.	440,000	413,619
CNOOC Ltd.	830,000	1,565,816
Computer & Technologies Holdings Ltd. (a)	2,600,000	703,101
Dah Sing Financial Holdings Ltd.	252,000	1,760,456
Denway Motors Ltd.	2,300,000	1,895,539
Esprit Holdings Ltd.	1,100,000	3,456,269
Guangzhou Investment Co. Ltd.	7,600,000	822,087
Guoco Group Ltd.	193,421	1,363,681

	Shares	Value (Note 1)
Harbin Brewery Group Ltd.	1,000,000	$ 476,460
Henderson Land Development Co. Ltd.	688,000	2,888,225
Hong Kong Exchanges & Clearing Ltd.	680,000	1,479,860
Hutchison Whampoa Ltd.	1,561,700	12,116,569
Hysan Development Ltd.	2,061,739	2,986,835
Industrial & Commercial Bank of China (Asia) Ltd.	1,360,000	1,830,123
JCG Holdings Ltd.	600,000	451,993
Kerry Properties Ltd.	2,400,000	3,183,270
Kingboard Chemical Holdings Ltd.	2,968,000	3,974,863
Li & Fung Ltd.	2,488,000	4,181,055
Midland Realty Holdings Ltd.	7,600,000	1,653,961
New World Development Co. Ltd.	2,240,000	1,435,047
Next Media Ltd. (a)	8,080,000	3,433,605
Playmates Holdings Ltd.	2,542,000	517,199
QPL International Holdings Ltd. (a)	5,000,000	1,738,436
Sun Hung Kai Properties Ltd.	1,050,310	8,892,794
Techtronic Industries Co.	1,800,000	4,960,338
Wing Hang Bank Ltd.	620,000	3,824,302
Wing Lung Bank Ltd.	100,000	629,700
TOTAL HONG KONG		93,239,792
India - 3.2%
Hero Honda Motors Ltd.	175,000	1,364,822
I-Flex Solutions Ltd.	80,000	1,212,533
Infosys Technologies Ltd.	82,000	8,578,969
Satyam Computer Services Ltd.	250,000	1,688,548
TOTAL INDIA		12,844,872
Indonesia - 0.9%
PT Aneka Tambang Tbk	8,000,000	1,082,803
PT Bank Mandiri Persero Tbk	4,700,000	525,513
PT Hanjaya Mandala Sampoerna Tbk	900,000	460,780
PT International Nickel Indonesia Tbk	200,000	473,138
PT Telkomunikasi Indonesia Tbk	1,330,000	939,214
TOTAL INDONESIA		3,481,448
Korea (South) - 28.0%
Amorepacific Corp.	17,000	2,334,177
Chohung Bank Co. Ltd. (a)	60,000	194,423
Daelim Industrial Co.	66,000	1,684,156
Daewoo Heavy Industries & Machinery Ltd. (a)	210,000	1,437,262
Hana Bank	180,000	3,133,078
Hanwha Chemical Corp. (a)	820,000	5,695,308
Honam Petrochemical Corp.	224,000	8,971,352
Hyundai Department Store Co. Ltd.	73,050	1,848,624
Hyundai Industrial Development & Construction Co.	155,730	1,421,110
Hyundai Mobis	76,000	2,934,684
Hyundai Motor Co. Ltd.	63,000	2,099,999
INI Steel Co.	140,000	887,199
Interflex Co. Ltd.	67,278	1,608,759
Kookmin Bank	119,000	4,343,724
KorAm Bank Ltd.	200,000	2,298,267
Common Stocks - continued
	Shares	Value (Note 1)
Korea (South) - continued
Korea Exchange Bank Cred Service Co. Ltd. (a)	225,000	$ 1,271,862
LG Card Co. Ltd.	104,990	1,068,972
LG Electronics, Inc.	119,860	6,208,208
LG Petrochemical Co. Ltd.	170,000	3,878,325
Lotte Chilsung Beverage Co. Ltd.	4,400	2,230,671
Lotte Confectionery Co. Ltd.	1,030	452,556
PKL Corp. (a)	230,000	1,234,051
Samsung Electro-Mechanics Co. Ltd.	55,000	1,863,539
Samsung Electronics Co. Ltd.	91,454	36,318,847
Samsung SDI Co. Ltd.	43,000	4,432,613
Shin Sung Engineering Co. (a)	265,000	1,271,820
Shinhan Financial Group Co. Ltd.	290,000	4,165,608
Shinsegae Co. Ltd.	15,500	3,110,476
Top Engineering Co. Ltd.	104,100	1,543,687
Webzen, Inc.	7,333	828,409
TOTAL KOREA (SOUTH)		110,771,766
Malaysia - 2.7%
British American Tobacco (Malaysia) BHD	110,000	1,208,553
Genting BHD	300,000	1,460,526
Malayan Banking BHD	540,000	1,449,474
Malaysian Pacific Industries BHD	250,000	1,171,053
Malaysian Plantations BHD	1,658,400	637,175
MK Land Holdings BHD	1,105,200	654,395
OYL Industries BHD	185,000	1,703,947
Public Bank BHD (For. Reg.)	2,081,250	1,643,092
Puncak Niaga Holding BHD (a)	500,000	473,684
Road Builder (M) Holdings BHD	350,000	364,737
TOTAL MALAYSIA		10,766,636
Singapore - 5.8%
Chartered Semiconductor Manufacturing Ltd. (a)	4,250,000	4,177,925
China Aviation Oil Singapore Corp. Ltd.	700,000	462,919
Datacraft Asia Ltd. (a)	1,500,000	1,875,000
DBS Group Holdings Ltd.	400,000	3,288,301
Elec & Eltek International Co. Ltd.	150,000	427,500
Huan Hsin Holdings Ltd.	400,000	259,845
Jaya Holdings Ltd.	850,000	415,349
Jurong Technologies Industrial Corp. Ltd.	750,000	469,963
MFS Technology Ltd.	700,000	410,463
Oversea-Chinese Banking Corp. Ltd.	122,000	848,635
Seksun Corp. Ltd.	600,000	424,260
ST Assembly Test Services Ltd. (a)	1,040,000	1,363,150
United Overseas Bank Ltd.	951,280	7,437,429
Venture Corp. Ltd.	120,000	1,303,823
TOTAL SINGAPORE		23,164,562

	Shares	Value (Note 1)
Taiwan - 19.7%
Advanced Semiconductor Engineering, Inc. (a)	3,000,000	$ 2,785,146
Ambit Microsystems Corp.	493,940	1,353,859
AU Optronics Corp.	2,100,000	2,834,660
Career Technology Co. Ltd. (a)	750,000	1,016,799
China Steel Corp.	2,540,342	2,051,440
Compal Electronics, Inc.	1,938,500	2,942,315
Formosa Chemicals & Fibre Corp.	2,656,464	4,227,794
Formosa Plastic Corp.	4,522,360	6,930,820
High Tech Computer Corp.	91,000	337,931
Hon Hai Precision Industries Co. Ltd.	835,084	3,741,019
Hon Hai Precision Industries Co. Ltd. GDR (Reg. S)	22,500	203,175
Kaulin Manufacturing Co. Ltd.	569,000	922,340
King Yuan Electronics Co. Ltd. (a)	1,750,000	1,573,092
Largan Precision Co. Ltd.	80,000	855,880
MediaTek, Inc.	225,000	2,320,955
Merry Electronics Co. Ltd.	300,000	486,295
Nan Ya Plastics Corp.	2,850,000	3,805,040
Nien Made Enterprise Co. Ltd.	1,184,760	1,868,101
Novatek Microelectronics Corp.	550,000	1,734,453
Oriental Union Chemical Corp.	1,407,200	1,824,839
Powerchip Semiconductor Corp. (a)	1,900,000	929,561
Quanta Computer, Inc.	888,400	2,421,957
Quanta Display, Inc. (a)	1,450,000	739,316
Siliconware Precision Industries Co. Ltd. (a)	2,600,000	2,490,421
Sintek Photronic Corp. (a)	3,550,000	1,830,976
Sunplus Technology Co. Ltd.	1,280,000	2,225,759
Tainan Enterprises Co. Ltd.	1,100,000	1,468,612
Taiwan Cellular Co. Ltd.	1,300,000	1,168,582
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	6,309,712	12,459,496
Tong Yang Industry Co. Ltd.	1,173,130	1,780,613
United Microelectronics Corp. (a)	2,268,000	2,078,833
WUS Printed Circuit Co. Ltd. (a)	3,820,000	1,936,457
Yageo Corp. (a)	4,150,000	1,981,432
Zyxel Communications Corp.	340,000	746,537
TOTAL TAIWAN		78,074,505
Thailand - 5.0%
Amata Corp. Public Co. Ltd.	1,300,000	419,775
Aromatics (Thailand) PCL (a)	4,300,000	4,655,194
Asian Property Development PCL (For. Reg.)	2,300,000	359,825
Bangkok Bank Ltd. PCL (For. Reg.) (a)	450,000	1,053,191
Bank of Ayudhya PCL:
(For. Reg.) (a)	4,500,000	1,385,482
warrants 9/3/08 (a)	1,600,000	208,260
C.P. Seven Eleven PCL (a)	1,100,000	1,486,859
National Petrochemical PCL (For. Reg.)	1,200,000	2,598,248
Siam Cement PCL (For. Reg.)	1,000,600	5,660,466
Common Stocks - continued
	Shares	Value (Note 1)
Thailand - continued
Siam Commercial Bank PCL (For. Reg.) (a)	1,461,100	$ 1,508,645
Thai Olefins PCL (a)	568,700	427,059
TOTAL THAILAND		19,763,004
United Kingdom - 3.2%
Astro All Asia Networks PLC (a)	172,600	214,387
HSBC Holdings PLC (Hong Kong) (Reg.)	820,104	12,313,042
TOTAL UNITED KINGDOM		12,527,429
TOTAL COMMON STOCKS (Cost $280,765,006)		384,196,599
Preferred Stocks - 2.2%

Convertible Preferred Stocks - 0.2%
Korea (South) - 0.2%
Shinsegae Co. Ltd.	3,800	770,595
Nonconvertible Preferred Stocks - 2.0%
Korea (South) - 2.0%
Daishin Securities Co. Ltd.	156,000	1,159,949
Hyundai Motor Co. Ltd.	131,000	2,158,427
Samsung Electronics Co. Ltd.	22,870	4,541,147
TOTAL KOREA (SOUTH)		7,859,523
TOTAL PREFERRED STOCKS (Cost $4,274,774)		8,630,118
Money Market Funds - 1.4%

Fidelity Cash Central Fund, 1.07% (b) (Cost $5,430,002)	5,430,002	5,430,002
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $290,469,782)		398,256,719
NET OTHER ASSETS - (0.7)%		(2,702,415)
NET ASSETS - 100%		$ 395,554,304
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $378,402,586 and $311,614,556, respectively.
Income Tax Information
At October 31, 2003, the fund had a capital loss carryforward of approximately $99,356,000 of which $69,641,000, $324,000 and $29,391,000 will expire on October 31, 2006, 2007 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Southeast Asia

Financial Statements

Statement of Assets and Liabilities

	October 31, 2003

Assets
Investment in securities, at value (cost $290,469,782) - See accompanying schedule		$ 398,256,719
Foreign currency held at value (cost $299,825)		299,861
Receivable for investments sold		1,949,396
Receivable for fund shares sold		962,698
Dividends receivable		106,161
Interest receivable		2,952
Redemption fees receivable		22
Prepaid expenses		1,563
Other receivables		57,796
Total assets		401,637,168

Liabilities
Payable for investments purchased Regular delivery	$ 3,658,828
Delayed delivery	721,549
Payable for fund shares redeemed	185,041
Accrued management fee	224,751
Other payables and accrued expenses	1,292,695
Total liabilities		6,082,864

Net Assets		$ 395,554,304
Net Assets consist of:
Paid in capital		$ 386,926,632
Undistributed net investment income		2,419,271
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(100,534,427)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		106,742,828
Net Assets, for 28,836,142 shares outstanding		$ 395,554,304
Net Asset Value, offering price and redemption price per share ($395,554,304 ÷ 28,836,142 shares)		$ 13.72

Statement of Operations

	Year ended October 31, 2003

Investment Income
Dividends		$ 8,411,170
Interest		70,522
		8,481,692
Less foreign taxes withheld		(1,014,677)
Total income		7,467,015

Expenses
Management fee Basic fee	$ 2,035,815
Performance adjustment	30,920
Transfer agent fees	905,523
Accounting fees and expenses	168,219
Non-interested trustees' compensation	1,038
Custodian fees and expenses	447,675
Registration fees	23,092
Audit	83,784
Legal	862
Miscellaneous	2,320
Total expenses before reductions	3,699,248
Expense reductions	(123)	3,699,125
Net investment income (loss)		3,767,890
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (net of foreign taxes of $404,869)	19,208,400
Foreign currency transactions	(499,370)
Total net realized gain (loss)		18,709,030
Change in net unrealized appreciation (depreciation) on: Investment securities (net of deferred foreign taxes of $1,039,255)	79,818,141
Assets and liabilities in foreign currencies	(10,705)
Total change in net unrealized appreciation (depreciation)		79,807,436
Net gain (loss)		98,516,466
Net increase (decrease) in net assets resulting from operations		$ 102,284,356
Other Information
Sales charges paid to FDC		$ 8,514

See accompanying notes which are an integral part of the financial statements.

Annual Report

Southeast Asia
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2003	Year ended October 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,767,890	$ 1,560,642
Net realized gain (loss)	18,709,030	2,987,626
Change in net unrealized appreciation (depreciation)	79,807,436	8,418,893
Net increase (decrease) in net assets resulting from operations	102,284,356	12,967,161
Distributions to shareholders from net investment income	(1,964,939)	(685,205)
Share transactions Net proceeds from sales of shares	125,005,217	149,751,138
Reinvestment of distributions	1,889,991	658,925
Cost of shares redeemed	(77,651,168)	(123,563,758)
Net increase (decrease) in net assets resulting from share transactions	49,244,040	26,846,305
Redemption fees	339,680	511,306
Total increase (decrease) in net assets	149,903,137	39,639,567

Net Assets
Beginning of period	245,651,167	206,011,600
End of period (including undistributed net investment income of $2,419,271 and undistributed net investment income of $1,044,264, respectively)	$ 395,554,304	$ 245,651,167
Other Information Shares
Sold	11,009,396	12,782,942
Issued in reinvestment of distributions	181,730	59,523
Redeemed	(7,021,142)	(10,817,390)
Net increase (decrease)	4,169,984	2,025,075

Financial Highlights

Years ended October 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 9.96	$ 9.10	$ 11.74	$ 12.15	$ 8.13
Income from Investment Operations
Net investment income (loss) C	.15	.06	.03	(.04)	.03
Net realized and unrealized gain (loss)	3.68	.81	(2.68)	(.38)	3.97
Total from investment operations	3.83	.87	(2.65)	(.42)	4.00
Distributions from net investment income	(.08)	(.03)	-	(.02)	(.02)
Redemption fees added to paid in capital C	.01	.02	.01	.03	.04
Net asset value, end of period	$ 13.72	$ 9.96	$ 9.10	$ 11.74	$ 12.15
Total Return A, B	38.81%	9.75%	(22.49)%	(3.24)%	49.80%
Ratios to Average Net Assets D
Expenses before expense reductions	1.32%	1.54%	1.55%	1.37%	1.46%
Expenses net of voluntary waivers, if any	1.32%	1.54%	1.55%	1.37%	1.46%
Expenses net of all reductions	1.32%	1.50%	1.52%	1.35%	1.43%
Net investment income (loss)	1.35%	.54%	.24%	(.23)%	.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 395,554	$ 245,651	$ 206,012	$ 290,998	$ 360,682
Portfolio turnover rate	115%	131%	91%	88%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

1. Significant Accounting Policies.

Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund and Fidelity Southeast Asia Fund (the funds) are funds of Fidelity Investment Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. Certain funds' investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year each fund intends to qualify as a regulated investment company by distributing all of their taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, non-taxable dividends, capital loss carryforwards, expiring capital loss carryforwards, and losses deferred due to wash sales.

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Canada	$ 133,965,398	$ 38,430,985	$ (958,300)	$ 37,472,685
China Region	178,167,618	53,008,608	(1,313,456)	51,695,152
Emerging MarketsA	298,398,799	72,691,707	(7,280,374)	65,411,333
Europe	1,095,109,037	242,764,663	(17,288,311)	225,476,352
Europe Capital Appreciation	345,699,451	67,585,906	(7,468,379)	60,117,527
Japan	484,916,596	105,976,307	(9,800,528)	96,175,779
Japan Smaller Companies	793,912,313	270,684,399	(15,826,319)	254,858,080
Latin America	165,346,717	64,440,425	(3,920,158)	60,520,267
Nordic	68,215,515	20,055,940	(5,292,136)	14,763,804
Pacific Basin	385,366,990	68,461,282	(14,239,983)	54,221,299
Southeast Asia	292,701,423	109,327,967	(3,772,671)	105,555,296
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Capital Loss Carryforward
Canada	$ 732,467	$ -	$ (20,200,577)
China Region	3,846,969	-	(49,007,197)
Emerging MarketsA	2,608,421	-	(524,239,650)
Europe	15,582,222	-	(385,251,194)
Europe Capital Appreciation	4,804,566	-	(82,312,514)
Japan	308,411	-	(150,872,146)
Japan Smaller Companies	1,029,068	-	(74,042,760)
Latin America	2,476,408	-	(98,738,308)
Nordic	607,884	-	(24,829,033)
Pacific Basin	3,566,562	-	(78,135,500)
Southeast Asia	2,428,439	-	(99,356,065)

A Tax information based on the fund's tax year end of September 30, 2003.

The tax character of distributions paid was as follows:

October 31, 2003	Ordinary Income	Long-term Capital Gains	Return of Capital	Total
Canada	$ 173,335	$ -	$ -	$ 173,335
China Region	1,902,675	-	-	1,902,675
Emerging Markets	1,836,578	-	-	1,836,578
Europe	6,786,170	-	-	6,786,170
Europe Capital Appreciation	5,760,355	-	-	5,760,355
Japan	-	-	-	-
Japan Smaller Companies	-	-	-	-
Latin America	2,628,539	-	-	2,628,539
Nordic	575,077	-	-	575,077
Pacific Basin	-	-	-	-
Southeast Asia	1,964,939	-	-	1,964,939
October 31, 2002	Ordinary Income	Long-term Capital Gains	Return of Capital	Total
Canada	$ 137,404	$ -	$ -	$ 137,404
China Region	1,673,748	-	-	1,673,748
Emerging Markets	936,196	-	-	936,196
Europe	11,245,807	-	-	11,245,807
Europe Capital Appreciation	4,425,446	-	-	4,425,446
Japan	-	-	-	-
Japan Smaller Companies	-	-	-	-
Latin America	4,311,069	-	-	4,311,069
Nordic	333,684	-	-	333,684
Pacific Basin	-	-	-	-
Southeast Asia	685,205	-	-	685,205

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in Canada, China Region, Emerging Markets, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin and Southeast Asia less than 90 days are subject to a short-term trading fee equal to 1.50% of the proceeds of the redeemed shares. Shares held in Europe and Europe Capital Appreciation less than 30 days are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. These fees, which are retained by the funds, are accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management and Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (SEC) which permits the funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. Certain funds may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. Each fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable fund's Schedule of Investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of each applicable fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments. Japan Fund realized a loss on the sale of an investment not meeting the investment restrictions of the fund. The loss was fully reimbursed by the Fund's investment advisor.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee.

The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each fund's average net assets. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee for Canada, Europe, Europe Capital Appreciation, Japan, Pacific Basin, and Southeast Asia is subject to a performance adjustment (up to a maximum ±.20% of each applicable fund's average net assets over a 36 month performance period). The upward, or downward adjustment to the management fee is based on each fund's relative investment performance as compared to an appropriate benchmark index. For the period, each fund's annual management fee rate expressed as a percentage of each fund's average net assets, including the performance adjustment, if applicable was as follows:

	Individual Rate	Group Rate	Total
Canada	.45%	.28%	.92%
China Region	.45%	.28%	.73%
Emerging Markets	.45%	.28%	.73%
Europe	.45%	.28%	.61%
Europe Capital Appreciation	.45%	.28%	.97%
Japan	.45%	.28%	.60%
Japan Smaller Companies	.45%	.28%	.72%
Latin America	.45%	.28%	.73%
Nordic	.45%	.28%	.74%
Pacific Basin	.45%	.28%	.66%
Southeast Asia	.45%	.28%	.74%

4. Fees and Other Transactions with Affiliates - continued

Sales Load. Effective February 24, 2003, after 4:00 p.m. Eastern Standard Time, Canada, China Region, Emerging Markets, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin and Southeast Asia's 3% sales charge was eliminated. Shares of Canada, Europe, and Pacific Basin purchased prior to October 12, 1990, are subject to a 1% deferred sales charge upon redemption. The amounts received and retained by Fidelity Distributors Corporation (FDC), an affiliate of FMR, are shown under the caption "Other Information" on each fund's Statement of Operations.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Canada	.31%
China Region	.35%
Emerging Markets	.40%
Europe	.31%
Europe Capital Appreciation	.28%
Japan	.31%
Japan Smaller Companies	.26%
Latin America	.40%
Nordic	.40%
Pacific Basin	.35%
Southeast Asia	.32%

Accounting and Security Lending Fees. FSC maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Canada	$ 52,519
China Region	57,737
Emerging Markets	66,903
Europe	330,126
Europe Capital Appreciation	224,640
Japan	84,495
Japan Smaller Companies	331,775
Latin America	47,194
Nordic	23,939
Pacific Basin	103,465
Southeast Asia	66,168

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain funds provided services to these funds in addition to trade execution. These services included payments of expenses on behalf of each applicable fund. In addition, through arrangements with each applicable fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements	Custody expense reduction	Transfer Agent expense reduction
Canada	$ 52,592	$ 94	$ -
China Region	-	-	-
Emerging Markets	16,051	339	-
Europe	480,861	883	1,915
Europe Capital Appreciation	252,986	393	-
Japan	-	-	615
Japan Smaller Companies	-	-	2,083
Latin America	-	826	-
Nordic	20,191	-	-
Pacific Basin	4,064	-	147
Southeast Asia	-	123	-

8. Other Information.

At the end of the period, FMR or its affiliates and certain unaffiliated shareholders each were owners of record of more than 10% of the outstanding shares of the following funds:

	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
Canada Europe Japan Japan Smaller Companies Pacific Basin Southeast Asia	- 43% 41% 21% - 24%	1 - - - 1 -	11% - - - 15% -

At the end of the period, Fidelity Freedom Fund 2020 was the owner of record of approximately 17% and 11% of the total outstanding shares of Europe and Japan, respectively. Fidelity Freedom Fund 2030 was the owner of record of approximately 12% of the total outstanding shares of Europe. The Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 42%, 28% and 21% of the total outstanding shares of Europe, Japan and Southeast Asia, respectively.

9. Transactions with Affiliated Companies.

An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in "Other Information" at the end of each applicable fund's Schedule of Investments.

10. Litigation.

The Latin America Fund is engaged in litigation against the obligor on the inflation adjusted debt of Siderurgica Brasileiras SA, contesting the calculation of the principal adjustment. Based on the lack of progress to date, no reasonably reliable estimate can be made as to when any amounts will be recovered and as to what such amounts would be.

To the Trustees of Fidelity Investment Trust and the Shareholders of:

Fidelity Canada Fund,

Fidelity China Region Fund,

Fidelity Emerging Markets Fund,

Fidelity Europe Fund,

Fidelity Japan Fund,

Fidelity Japan Smaller Companies Fund,

Fidelity Latin America Fund,

Fidelity Nordic Fund,

Fidelity Pacific Basin Fund,

Fidelity Southeast Asia Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund and Fidelity Southeast Asia Fund (funds of Fidelity Investment Trust) at October 31, 2003 and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Investment Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 19, 2003

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Europe Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Europe Capital Appreciation Fund (the Fund), a fund of Fidelity Investment Trust (the Trust), including the portfolio of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Europe Capital Appreciation Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 12, 2003

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 289 funds advised by FMR or an affiliate. Mr. McCoy oversees 291 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Canada (2001), China Region (2001), Emerging Markets (2001), Europe (2001), Europe Capital Appreciation (2001), Japan (2001), Japan Smaller Companies (2001), Latin America (2001), Nordic (2001), Pacific Basin (2001), and Southeast Asia (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chariman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Advisory Board Members and Executive Officers:

Correspondence intended for Dr. Heilmeier may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
George H. Heilmeier (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Philip L. Bullen (44)

Year of Election or Appointment: 2001

Vice President of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

John Carlson (53)
Year of Election or Appointment: 2001 Vice President of Emerging Markets. Prior to his current responsibilities, Mr. Carlson managed a variety of Fidelity funds.
Ian R. Hart (36)

Year of Election or Appointment: 2001

Vice President of Europe Capital Appreciation. Prior to his current responsibilities, Mr. Hart served as as an equity analyst covering international securities for FMR.

Allan Liu (42)
Year of Election or Appointment: 1995 Vice President of Southeast Asia. Prior to his current responsibilities, Mr. Liu managed a variety of Fidelity funds.
Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)

Year of Election or Appointment: 2003

Assistant Secretary of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)

Year of Election or Appointment: 1986, 1987, 1990, 1992, 1993, or 1995

Assistant Treasurer of Canada (1987), China Region (1995), Emerging Markets (1990), Europe (1986), Europe Capital Appreciation (1993), Japan (1992), Japan Smaller Companies (1995), Latin America (1993), Nordic (1995), Pacific Basin (1986), and Southeast Asia (1993). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)

Year of Election or Appointment: 2002

Assistant Treasurer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Pay Date	Income	Taxes
Canada	12/09/02	$.085	$.045
China Region	12/09/02	$.208	$.018
Emerging Markets	12/16/02	$.074	$.024
Europe	12/09/02	$.163	$.023
Latin America	12/16/02	$.193	$.023
Nordic	12/16/02	$.14	$.02
Southeast Asia	12/09/02	$.116	$.036

The funds will notify shareholders in January 2004 of amounts for use in preparing 2003 income tax returns.

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

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By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

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1.784781.100

Fidelity Advisor

International Small Cap

Fund - Institutional Class

Annual Report

October 31, 2003

(2_fidelity_logos) (Registered_Trademark)

Institutional Class is a class of
Fidelity® International Small Cap Fund

Contents

Chairman's Message	3	Ned Johnson's message to shareholders.
Performance	4	How the fund has done over time.
Management's Discussion	5	The managers' review of fund performance, strategy and outlook.
Investment Summary	6	A summary of the fund's investments.
Investments	8	A complete list of the fund's investments with their market values.
Financial Statements	19	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	29	Notes to the financial statements.
Auditors' Opinion	38
Trustees and Officers	39
Distributions	48

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Annual Report

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2003	Past 1 year	Life of fundA
Institutional Class B	79.88%	67.10%

A From September 18, 2002.

B The initial offering of Institutional Class shares took place on May 27, 2003. Returns prior to May 27, 2003 are those of International Small Cap, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Small Cap Fund - Institutional Class on September 18, 2002, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the MSCI® EAFE® Small Cap Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from L.C. Kvaal and Tokuya Sano, Co-Portfolio Managers of Fidelity Advisor International Small Cap Fund

Mirroring the U.S. rally, most international stock markets rebounded sharply during the 12-month period ending October 31, 2003. Encouraged by improved corporate earnings, favorable interest rates and the easing of geopolitical tensions, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a proxy for stock markets outside the United States and Canada - gained 27.39% during the past year. From a regional perspective, all 16 countries in the MSCI Europe index - which gained 24.56% - had double-digit advances. Spain, Denmark and Sweden were among the region's best performers. In Japan, increased capital spending, exports and machinery orders helped the Tokyo Stock Exchange Stock Price Index (TOPIX) advance 36.39%. Following the SARS epidemic, other Asian markets also rebounded. For instance, the Hong Kong market, as measured by the Hang Seng Index, gained 34.51%. Emerging markets also fared well, particularly Latin America. The MSCI Emerging Markets Free Latin America Index rose 59.75%. Canadian equities, as measured by the S&P/TSX Composite Index, also posted an impressive annual gain, advancing 50.66%.

For the 12 months ending October 31, 2003, the fund's Institutional Class shares returned 79.88%, far surpassing the 54.73% return of the Morgan Stanley Capital International Europe, Australasia, Far East Small Cap Index. The fund also beat the 47.55% return of the LipperSM International Small Cap Funds Average. Favorable stock selection, particularly in Germany and Japan, was the driving force behind the fund's outperformance. Hyrican Informationssysteme - a German private-label personal computer (PC) assembler - was our top contributor both in absolute terms and compared with the index. The company benefited from healthy demand for PCs and its ability to grow market share. Japan-based NOK - the largest maker of flexible circuit boards in the world - also helped our results. The top detractor relative to the index was Nissin Kogyo, a Japanese auto parts company whose stock price was hurt by weak auto sales in the United States and Japan. Oystertec, a U.K.-based developer of pipe-joining technology, also held back performance, as weak demand forced the company to close a number of production sites in late 2002 and early 2003.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Summary

Geographic Diversification (% of fund's net assets)
As of October 31, 2003
Japan 29.3%
United Kingdom 14.8%
United States of America 13.4%
Germany 10.7%
Australia 6.4%
Sweden 3.6%
Hong Kong 3.5%
France 2.5%
Greece 2.5%
Other 13.3%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2003
Japan 27.8%
United Kingdom 22.6%
United States of America 7.7%
Germany 7.6%
Australia 7.2%
Switzerland 3.8%
Hong Kong 3.4%
Finland 3.2%
Norway 3.0%
Other 13.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	87.0	92.8
Bonds	0.0	0.2
Short-Term Investments and Net Other Assets	13.0	7.0
Top Ten Stocks as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
MobilCom AG (Germany, Wireless Telecommunication Services)	4.0	0.0
Toyoda Gosei Co. Ltd. (Japan, Auto Components)	1.5	0.3
NOK Corp. (Japan, Auto Components)	1.4	2.3
Fujikura Ltd. (Japan, Electrical Equipment)	1.4	0.9
Draegerwerk AG (non-vtg.) (Germany, Health Care Equipment & Supplies)	1.2	0.0
Germanos SA (Greece, Specialty Retail)	1.1	0.2
ARRK Corp. (Japan, Commercial Services & Supplies)	1.1	1.5
Australian Stock Exchange Ltd. (Australia, Diversified Financial Services)	1.1	1.3
Pacific Metals Co. Ltd. (Japan, Metals & Mining)	1.0	0.0
QBE Insurance Group Ltd. (Australia, Insurance)	1.0	1.3
	14.8
Market Sectors as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	19.9	24.5
Information Technology	16.5	20.8
Industrials	14.0	12.8
Financials	12.8	11.3
Health Care	8.4	13.5
Materials	7.3	5.4
Telecommunication Services	5.0	0.6
Consumer Staples	2.4	2.2
Energy	0.6	1.3
Utilities	0.1	0.6

Annual Report

Investments October 31, 2003

Showing Percentage of Net Assets

Common Stocks - 85.0%
	Shares	Value (Note 1)
Australia - 6.4%
Amcor Ltd.	539,933	$ 3,248,169
Australian Stock Exchange Ltd.	520,006	5,888,548
BHP Steel Ltd.	1,300,971	4,990,531
Boral Ltd.	1,403,888	5,464,810
Centamin Egypt Ltd. (a)	760,127	172,265
Corporate Express Australia Ltd.	1,179,852	4,876,635
Patrick Corp. Ltd.	63,631	657,509
QBE Insurance Group Ltd.	777,796	5,669,997
Stockland	303,531	1,041,897
Westpac Banking Corp.	305,505	3,491,972
TOTAL AUSTRALIA		35,502,333
Belgium - 0.1%
Melexis NV	70,000	764,693
China - 0.2%
Aluminum Corp. of China Ltd. (H Shares)	2,662,000	1,371,175
PICC Property & Casualty Co. Ltd. (H Shares)	122,000	28,564
TOTAL CHINA		1,399,739
Denmark - 1.3%
Bang & Olufsen AS Series B	11,121	429,790
Coloplast AS Series B	6,300	528,183
DSV de Sammensluttede Vognmaend AS	28,767	1,008,645
Group 4 Falck AS	42,145	942,452
Kompan AS Class B	8,171	835,079
Radiometer AS Series B	10,704	644,699
SimCorp AS	40,852	1,476,939
Vestas Wind Systems AS	67,018	1,404,672
TOTAL DENMARK		7,270,459
Estonia - 0.2%
Hansabank SA	42,132	956,145
Finland - 1.8%
Aldata Solutions Oyj (a)	1,178,010	2,742,978
Alma Media Corp.	33,255	1,171,137
Capman Oyj (A Shares)	176,777	362,474
Elcoteq Network Corp. (A Shares)	60,974	1,030,569
Finnlines Oyj	24,877	786,752
Hackman Oyj AB (A Shares)	24,120	915,094
Nokian Tyres Ltd.	7,828	582,732
Common Stocks - continued
	Shares	Value (Note 1)
Finland - continued
Novo Group Oyj	147,320	$ 827,715
Vacon Oyj	120,250	1,418,111
TOTAL FINLAND		9,837,562
France - 2.5%
Generale de Sante	206,371	2,462,426
Groupe Bourbon SA	10,540	900,492
Groupe Open SA	14,809	445,185
Groupe Open SA warrants 10/21/06 (a)	14,809	9,092
Hubwoo.com (a)	12,668	39,770
Infovista SA (a)	37,551	93,092
Inter Parfums SA	8,534	533,855
Ipsos SA	11,694	983,506
JET Multimedia SA (a)	103,878	1,919,383
Lectra (a)	60,300	468,724
Medidep SA (a)	40,169	800,381
Orpea (a)	34,953	554,731
SR Teleperformance SA	49,895	945,044
Stallergenes	6,245	274,912
Stedim SA	37,663	2,172,809
Toupargel-Agrigel	1,727	115,037
Trigano SA	35,799	1,532,781
TOTAL FRANCE		14,251,220
Germany - 8.7%
Advanced Photonics Technologies AG (a)	44,139	107,890
Bijou Brigitte Modische Accessoires AG	14,898	602,325
Continental AG	41,066	1,389,129
DAB Bank AG (a)	65,900	540,500
Deutsche Boerse AG	12,778	707,864
ElringKlinger AG	16,686	1,420,747
Freenet.de AG (a)	97,516	5,648,371
Fresenius AG	27,796	1,992,875
Fresenius Medical Care AG	20,764	1,179,851
Grenkeleasing AG	104,052	2,193,811
Hyrican Informationssysteme AG	190,599	3,157,432
Kontron AG (a)	176,464	1,236,770
Merck KGaA	43,541	1,519,759
MobilCom AG (a)	1,636,952	22,452,512
Pfeiffer Vacuum Technology AG	20,648	686,255
Pulsion Medical Systems AG (a)	132,565	359,354
Pulsion Medical Systems AG (a)(e)	24,300	65,872
Common Stocks - continued
	Shares	Value (Note 1)
Germany - continued
REPower Systems AG	30,113	$ 605,244
Rheinmetall AG	17,348	532,163
United Internet AG	77,781	1,627,304
Zapf Creation AG (a)	14,400	444,734
TOTAL GERMANY		48,470,762
Greece - 2.5%
Autohellas SA	23,308	194,408
Folli Follie SA	67,292	1,571,561
Germanos SA	293,797	6,330,494
Greek Organization of Football Prognostics SA	77,010	945,650
Hellenic Exchanges Holding SA (a)	465,639	3,085,480
Hyatt Regency SA (Reg.)	158,024	1,365,649
Public Power Corp. of Greece	25,100	539,089
TOTAL GREECE		14,032,331
Hong Kong - 3.5%
ASM Pacific Technology Ltd.	659,000	2,465,225
China Insurance International Holdings Co. Ltd.	6,762,000	4,527,969
China Merchants Holdings International Co. Ltd.	3,330,000	4,502,550
China Pharmaceutical Enterprise and Investment Corp. Ltd.	10,720,000	3,658,185
Hang Lung Group Ltd.	251,000	323,220
JCG Holdings Ltd.	952,000	717,163
Kingboard Chemical Holdings Ltd.	2,586,000	3,463,274
TOTAL HONG KONG		19,657,586
Ireland - 0.7%
IAWS Group PLC (Ireland)	38,059	405,623
ICON PLC sponsored ADR (a)	23,746	1,015,142
Independent News & Media PLC (Ireland)	738,870	1,609,175
Kingspan Group PLC (Ireland)	143,001	621,223
Paddy Power PLC	18,797	137,838
TOTAL IRELAND		3,789,001
Italy - 0.6%
Amplifon Spa	43,750	1,120,076
Cassa Di Risparmio Di Firenze	1,414,768	2,187,982
TOTAL ITALY		3,308,058
Japan - 29.3%
Able, Inc.	133,700	3,769,965
Amiyaki Tei Co. Ltd. (a)	436	1,340,440
ARRK Corp.	94,700	6,305,294
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Asahi Broadcasting Corp.	26,340	$ 1,593,242
Bank of Yokohama Ltd.	228,000	985,083
Capcom Co. Ltd.	111,800	1,444,024
Chugoku Marine Paints Ltd.	17,000	77,779
Citizen Electronics Co. Ltd.	28,100	2,632,618
CMK Corp.	2,000	16,573
Crymson Co. Ltd.	268	753,247
Culture Convenience Club Co. Ltd.	52,200	497,595
Drake Beam Morin Japan, Inc.	135,400	3,460,742
Enplas Corp.	5,000	166,000
Faith, Inc.	257	2,092,186
Fuji Seal, Inc.	129,900	4,537,165
Fuji Soft ABC, Inc.	86,800	2,629,107
Fuji Spinning Co. Ltd. (a)	1,826,000	1,959,869
Fujikura Ltd.	1,265,000	7,605,648
Globaly Corp.	500	12,734
H.I.S. Co. Ltd.	46,400	970,711
Heian Ceremony Service Co. Ltd.	112,000	601,055
Hitachi Medical Corp.	6,000	69,911
Hogy Medical Co.	30,600	1,500,218
Horiba Ltd.	163,000	1,779,152
House of Rose Co. Ltd.	18,100	181,099
Iriso Electronics Co. Ltd.	149,000	1,897,398
Japan Medical Dynamic Marketing, Inc.	67,800	955,885
Japan Radio Co. Ltd. (a)	202,000	977,479
Jastec Co. Ltd.	85,400	1,422,298
Kahma Co. Ltd.	50,900	412,052
Kibun Food Chemifa Co. Ltd.	261,000	2,628,042
Kobe Steel Ltd. Ord. (a)	1,500,000	1,923,777
Komehyo Co. Ltd.	2,000	67,128
Konica Minolta Holdings, Inc.	305,500	4,015,349
Kura Corp. Ltd.	202	790,067
Matsui Securities Co. Ltd.	34,500	828,452
Mitsui Trust Holdings, Inc.	445,000	2,367,882
Murata Manufacturing Co. Ltd.	26,200	1,489,449
New Japan Radio Co. Ltd.	34,000	451,828
Nichii Gakkan Co.	96,770	5,263,640
Nidec Corp.	29,700	2,877,069
Nihon Dempa Kogyo Co. Ltd.	269,600	5,468,510
Nippon Light Metal Co. Ltd.	1,416,000	3,644,970
Nippon Mining Holdings, Inc.	138,000	504,602
Nippon Sheet Glass Co. Ltd.	273,000	839,312
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Nippon Thompson Co. Ltd.	3,000	$ 19,975
Nissin Co. Ltd.	133,600	498,235
Nissin Kogyo Co. Ltd.	174,000	3,750,955
NOK Corp.	205,000	8,073,949
NTN Corp.	123,000	641,068
Osaki Electric Co. Ltd.	48,000	249,300
Pacific Metals Co. Ltd. (a)	1,199,000	5,714,717
Pigeon Corp.	52,000	622,922
Rohto Pharmaceutical Co. Ltd.	75,000	621,475
Salomon & Taylor Made Co. Ltd.	26,000	198,181
Sanken Electric Co. Ltd.	306,000	3,392,887
Sankyo Aluminum Industry Co. Ltd.	1,204,000	4,457,231
Scinex Corp. (a)(d)	1,000	6,367
Senshukai Co. Ltd.	320,000	3,920,684
Siix Corp.	23,900	470,652
SKY Perfect Communications, Inc. (a)	489	596,016
Sodick Co. Ltd. (a)	504,000	3,722,467
Stanley Electric Co. Ltd.	194,000	4,129,161
Sumitomo Corp.	722,000	5,010,787
Sumitomo Metal Mining Co. Ltd.	455,000	3,120,520
Sumitomo Mitsui Financial Group, Inc.	811	4,079,343
Suncall Corp.	124,000	744,406
Taiheiyo Cement Corp.	80,000	197,926
Takeuchi Manufacturing Co. Ltd.	93,500	3,146,716
Tokyo Ohka Kogyo Co. Ltd.	9,600	174,641
Tokyo Seimitsu Co. Ltd.	51,600	1,614,553
Toyo Ink Manufacturing Co. Ltd.	377,000	1,399,090
Toyo Kohan Co. Ltd.	73,000	204,512
Toyo Machinery & Metal Co. Ltd.	149,000	1,223,822
Toyoda Gosei Co. Ltd.	282,700	8,357,058
Tsumura & Co. (a)	78,000	814,481
Ube Industries Ltd.	360,000	772,785
USS Co. Ltd.	31,070	2,207,174
Works Applications Co. Ltd. (a)	195	947,153
Yamada Denki Co. Ltd.	39,100	1,244,770
Yamato Transport Co. Ltd.	118,000	1,568,110
TOTAL JAPAN		163,720,735
Korea (South) - 0.7%
Pulmuone Co. Ltd.	30,520	1,387,389
SKC Co. Ltd.	187,810	2,618,389
TOTAL KOREA (SOUTH)		4,005,778
Common Stocks - continued
	Shares	Value (Note 1)
Liechtenstein - 0.3%
Verwaltungs-und Privat-Bank AG	13,770	$ 1,797,516
Luxembourg - 0.7%
SBS Broadcasting SA (a)	52,789	1,496,040
Stolt-Nielsen SA	260,573	2,226,478
TOTAL LUXEMBOURG		3,722,518
Netherlands - 1.7%
Airspray NV	5,933	116,842
Buhrmann NV (a)	62,251	555,283
Completel Europe NV (a)	64,996	1,731,776
Exact Holdings NV (a)	34,856	847,958
Fugro NV (Certificaten Van Aandelen)	4,587	229,822
Hunter Douglas NV	8,820	329,004
Koninklijke Nedlloyd NV	60,113	1,931,059
Ordina NV	68,223	711,296
PinkRoccade NV	90,416	1,066,278
Van der Moolen Holding NV	39,782	341,954
Vedior NV (Certificaten Van Aandelen)	99,922	1,435,358
TOTAL NETHERLANDS		9,296,630
New Zealand - 0.1%
The Warehouse Group Ltd.	154,961	542,068
Norway - 1.8%
ABG Sundal Collier ASA	2,146,083	1,403,596
Bolig- og Naeringsbanken ASA	18,185	556,308
Gresvig AS (a)	292,290	1,040,105
Komplett ASA	13,600	328,054
Kverneland ASA	51,809	521,019
Norman ASA	38,400	322,710
Orkla ASA (A Shares)	54,614	1,138,784
P4 Radio Hele Norge ASA (a)	141,400	83,530
Tandberg ASA (a)	152,405	1,067,508
TANDBERG Data ASA (a)	140,300	351,253
Tandberg Storage ASA (a)	140,300	29,600
TANDBERG Television ASA (a)	496,592	1,857,907
TGS Nopec Geophysical Co. ASA (a)	103,930	1,162,119
TOTAL NORWAY		9,862,493
Common Stocks - continued
	Shares	Value (Note 1)
Singapore - 0.7%
Singapore Exchange Ltd.	1,500,000	$ 1,431,446
Venture Corp. Ltd.	216,000	2,346,881
TOTAL SINGAPORE		3,778,327
South Africa - 0.0%
Discovery Holdings Ltd. (a)	2,500	3,665
Wilson Bayly Holmes-Ovcon Ltd.	1,300	2,548
TOTAL SOUTH AFRICA		6,213
Spain - 0.5%
Corporacion Mapfre SA (Reg.)	180,201	2,237,841
Recoletos Grupo de Comunicacion SA	77,043	589,053
TOTAL SPAIN		2,826,894
Sweden - 3.6%
Audio Development Informationsteknik i Malmo AB (AudioDev) (B Shares)	35,817	202,113
Bilia AB (A Shares)	171,387	1,969,261
Eniro AB	99,565	794,456
Hexagon AB (B Shares)	22,871	540,182
Lindex AB	14,900	433,715
Lundin Petroleum AB (a)	576,250	1,383,094
Micronic Laser Systems AB (a)	11,808	95,727
Modern Times Group AB (MTG) (B Shares) (a)	59,633	1,115,340
Observer AB	243,921	968,484
OMHEX AB	214,965	2,195,537
ORC Software AB	112,783	1,295,893
Sectra AB (B Shares)	237,456	1,758,305
Song Networks Holding AB (a)	612,563	3,988,448
Teleca AB (B Shares)	488,488	2,419,739
Wedins Norden AB Series B (a)	4,354,560	956,215
TOTAL SWEDEN		20,116,509
Switzerland - 1.9%
A Hiestand Holding AG	1,533	503,148
Actelion Ltd. (Reg.) (a)	16,228	1,537,339
Ascom Holding AG (Reg.) (a)	82,077	587,751
Bank Sarasin & Co. Ltd. Series B (Reg.)	687	1,014,665
Belimo Holding AG (Reg.)	2,454	906,109
Georg Fischer AG (Reg.) (a)	11,396	1,910,526
Swiss Life Holding (a)	13,291	2,245,570
Common Stocks - continued
	Shares	Value (Note 1)
Switzerland - continued
Swissquote Group Holding SA (a)	20,104	$ 1,424,646
Temenos Group AG (a)	131,181	719,216
TOTAL SWITZERLAND		10,848,970
United Kingdom - 14.8%
Alba PLC	18,700	202,786
Amlin PLC	193,220	474,718
Arena Leisure PLC (a)	82,200	66,854
Atrium Underwriting PLC (a)	269,360	846,629
BBA Group PLC	140,116	616,679
Boosey & Hawkes PLC (a)	99,605	362,857
Caffe Nero Group PLC (a)	350,478	252,386
Collins Stewart Tullett PLC	221,955	1,447,910
Computacenter PLC	129,613	1,010,235
Corin Group PLC	739,925	2,588,950
Cox Insurance Holdings PLC (a)	101,139	139,666
CSS Stellar PLC	46,500	64,607
CustomVis PLC	375,215	419,604
De La Rue PLC	49,426	234,912
Derwent Valley Holdings PLC	70,590	801,372
Domino's Pizza UK & IRL PLC	185,515	539,087
Domnick Hunter Group PLC	154,089	1,035,216
Eidos PLC (a)	1,380,900	3,650,083
Electra Investment Trust PLC (a)	108,683	1,157,398
Flomerics Group PLC	449,658	510,473
French Connection Group PLC	32,132	1,073,917
Future Network PLC (a)	1,331,893	1,286,353
Games Workshop Group PLC	203,858	2,400,648
Hardy Underwriting Group PLC	78,801	353,161
Henlys Group PLC	281,455	419,670
Highbury House Communications PLC	464,036	220,154
Holidaybreak PLC	88,011	842,561
Hornby PLC	147,646	2,745,631
Icap PLC	101,450	2,378,193
Integrated Dental Holdings PLC	33,843	19,210
Intercontinental Hotels Group PLC	116,276	1,053,554
Interior Services Group PLC	89,201	256,942
Intertek Group PLC	89,410	777,934
ITE Group PLC	1,977,342	1,750,588
JJB Sports PLC	203,657	985,193
John David Group PLC	159,679	531,651
KBC Advanced Technologies PLC	183,208	133,484
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Kesa Electricals PLC	1,134,401	$ 4,689,995
LA Fitness PLC	459,104	1,174,638
Lambert Howarth Group PLC	1,094,513	4,376,721
Lawrence PLC	907,566	4,644,095
Lok'nStore Group PLC (a)	250,000	332,526
Luminar PLC	76,012	553,817
Manpower Software PLC (a)	500,000	199,092
Marlborough Stirling PLC (a)	345,669	307,493
Matalan PLC	621,071	2,788,708
Matchnet PLC unit (a)	650,690	2,208,610
Mothercare PLC (a)	231,362	1,266,224
MyTravel Group PLC (a)	19,977	6,262
MyTravel Group PLC warrants 1/5/07 (a)	83,903	12,084
NDS Group PLC sponsored ADR (a)	62,116	1,087,651
Ocean Wilsons Holdings Ltd.	144,111	330,866
Online Travel Corp. PLC (a)(c)	6,724,450	2,164,843
Oystertec PLC (a)	3,258,112	800,479
Pace Micro Technology PLC	158,774	174,867
Peacock Group PLC	313,014	1,264,935
Pendragon PLC	139,416	512,611
Proteome Sciences PLC (a)	177,387	507,954
QA PLC (a)	2,392,862	288,881
Royalblue Group PLC	39,500	299,506
Safeway PLC	866,189	4,256,245
Sanctuary Group PLC	1,099,800	941,068
Shore Capital Group PLC	3,722,696	1,356,163
Singer & Friedlander Group PLC	269,012	959,488
SMG PLC	1,135,042	1,942,447
St. James's Place Capital PLC	561,700	1,475,204
Staffware PLC	39,312	411,318
Ted Baker PLC	194,249	1,188,179
Unite Group PLC	136,286	359,085
Urbium PLC (a)	28,800	211,786
Vanco PLC (a)	7,690	32,249
Wellington Underwriting PLC	427,034	575,235
William Hill PLC	230,260	1,322,617
Wolfson Microelectronics PLC (a)	614,650	2,473,475
WS Atkins PLC	255,671	1,743,666
TOTAL UNITED KINGDOM		82,892,349
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - 0.4%
ActivCard Corp. (a)	81,705	$ 690,407
ResMed, Inc. Chess Depositary Interests (a)	374,191	1,589,002
TOTAL UNITED STATES OF AMERICA		2,279,409
TOTAL COMMON STOCKS (Cost $404,133,509)		474,936,298
Nonconvertible Preferred Stocks - 2.0%

Germany - 2.0%
Draegerwerk AG (non-vtg.)	114,882	6,474,588
Fresenius AG	37,105	2,363,276
Fresenius Medical Care AG	35,662	1,458,336
Rheinmetall AG	27,277	837,691
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $9,445,007)		11,133,891
Convertible Bonds - 0.0%
Principal Amount
United Kingdom - 0.0%
MyTravel Group PLC 7% 1/5/07 (Cost $77,027)	GBP	176,898	80,929
Money Market Funds - 18.8%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.07% (b)	77,015,277	$ 77,015,277
Fidelity Securities Lending Cash Central Fund, 1.09% (b)	27,749,444	27,749,444
TOTAL MONEY MARKET FUNDS (Cost $104,764,721)		104,764,721
TOTAL INVESTMENT PORTFOLIO - 105.8% (Cost $518,420,264)		590,915,839
NET OTHER ASSETS - (5.8)%		(32,177,171)
NET ASSETS - 100%		$ 558,738,668
Currency Abbreviations
GBP	-	British pound
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company
(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $65,872 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Pulsion Medical Systems AG	10/20/03	$ 56,643
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $494,754,815 and $95,853,957, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $167 for the period.
Income Tax Information
The fund hereby designates approximately $85,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2003

Assets
Investment in securities, at value (including securities loaned of $26,503,556) (cost $518,420,264) - See accompanying schedule		$ 590,915,839
Foreign currency held at value (cost $667,432)		667,177
Receivable for investments sold		4,647,029
Receivable for fund shares sold		8,167,917
Dividends receivable		533,201
Interest receivable		61,503
Redemption fees receivable		5,961
Prepaid expenses		529
Other receivables		54,870
Total assets		605,054,026

Liabilities
Payable for investments purchased Regular delivery	$ 17,758,544
Delayed delivery	6,367
Payable for fund shares redeemed	331,765
Accrued management fee	351,933
Distribution fees payable	3,649
Other payables and accrued expenses	113,656
Collateral on securities loaned, at value	27,749,444
Total liabilities		46,315,358

Net Assets		$ 558,738,668
Net Assets consist of:
Paid in capital		$ 474,304,360
Undistributed net investment income		614,412
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		11,335,639
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		72,484,257
Net Assets		$ 558,738,668

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,959,605 ÷ 280,348 shares)	$ 17.69

Maximum offering price per share (100/94.25 of $17.69)	$ 18.77
Class T: Net Asset Value and redemption price per share ($3,990,371 ÷ 225,665 shares)	$ 17.68

Maximum offering price per share (100/96.50 of $17.68)	$ 18.32
Class B: Net Asset Value and offering price per share ($1,016,047 ÷ 57,663 shares) A	$ 17.62

Class C: Net Asset Value and offering price per share ($1,383,330 ÷ 78,430 shares) A	$ 17.64

International Small Cap Fund: Net Asset Value, offering price and redemption price per share ($546,988,624 ÷ 30,880,737 shares)	$ 17.71

Institutional Class: Net Asset Value, offering price and redemption price per share ($400,691 ÷ 22,610 shares)	$ 17.72

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2003

Investment Income
Dividends		$ 1,947,285
Special Dividends		235,363
Interest		175,661
Security lending		81,504
		2,439,813
Less foreign taxes withheld		(182,569)
Total income		2,257,244

Expenses
Management fee Basic fee	$ 974,384
Performance adjustment	29,591
Transfer agent fees	225,702
Distribution fees	8,229
Accounting and security lending fees	93,965
Non-interested trustees' compensation	307
Custodian fees and expenses	230,448
Registration fees	159,831
Audit	42,608
Legal	5,300
Miscellaneous	1,922
Total expenses before reductions	1,772,287
Expense reductions	(31,757)	1,740,530
Net investment income (loss)		516,714
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $15,787 on sales of investments in affiliated issuers)	11,325,196
Foreign currency transactions	118,286
Total net realized gain (loss)		11,443,482
Change in net unrealized appreciation (depreciation) on: Investment securities	72,493,135
Assets and liabilities in foreign currencies	(11,164)
Total change in net unrealized appreciation (depreciation)		72,481,971
Net gain (loss)		83,925,453
Net increase (decrease) in net assets resulting from operations		$ 84,442,167

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2003	For the period September 18, 2002 (commencement of operations) to October 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 516,714	$ (1,766)
Net realized gain (loss)	11,443,482	18,692
Change in net unrealized appreciation (depreciation)	72,481,971	2,286
Net increase (decrease) in net assets resulting from operations	84,442,167	19,212
Distributions to shareholders from net realized gain	(27,060)	-
Share transactions - net increase (decrease)	470,607,516	3,405,761
Redemption fees	290,434	638
Total increase (decrease) in net assets	555,313,057	3,425,611

Net Assets
Beginning of period	3,425,611	-
End of period (including undistributed net investment income of $614,412 and accumulated net investment loss of $2,120, respectively)	$ 558,738,668	$ 3,425,611

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended October 31,	2003 G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.35
Income from Investment Operations
Net investment income (loss) E	.02 F
Net realized and unrealized gain (loss)	5.30
Total from investment operations	5.32
Redemption fees added to paid in capital E	.02
Net asset value, end of period	$ 17.69
Total Return B,C,D	43.24%
Ratios to Average Net Assets H
Expenses before expense reductions	1.77% A
Expenses net of voluntary waivers, if any	1.77% A
Expenses net of all reductions	1.74% A
Net investment income (loss)	.28% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,960
Portfolio turnover rate	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.01 per share.

G For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Year ended October 31,	2003 G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.35
Income from Investment Operations
Net investment income (loss) E	- F,I
Net realized and unrealized gain (loss)	5.31
Total from investment operations	5.31
Redemption fees added to paid in capitalE	.02
Net asset value, end of period	$ 17.68
Total Return B,C,D	43.16%
Ratios to Average Net Assets H
Expenses before expense reductions	2.12% A
Expenses net of voluntary waivers, if any	2.12% A
Expenses net of all reductions	2.09% A
Net investment income (loss)	(.07)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,990
Portfolio turnover rate	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.01 per share.

G For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per-share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended October 31,	2003 G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.35
Income from Investment Operations
Net investment income (loss) E	(.05) F
Net realized and unrealized gain (loss)	5.30
Total from investment operations	5.25
Redemption fees added to paid in capital E	.02
Net asset value, end of period	$ 17.62
Total Return B,C,D	42.67%
Ratios to Average Net Assets H
Expenses before expense reductions	2.76% A
Expenses net of voluntary waivers, if any	2.76% A
Expenses net of all reductions	2.73% A
Net investment income (loss)	(.71)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,016
Portfolio turnover rate	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.01 per share.

G For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended October 31,	2003 G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.35
Income from Investment Operations
Net investment income (loss) E	(.04) F
Net realized and unrealized gain (loss)	5.31
Total from investment operations	5.27
Redemption fees added to paid in capital E	.02
Net asset value, end of period	$ 17.64
Total Return B,C,D	42.83%
Ratios to Average Net Assets H
Expenses before expense reductions	2.57% A
Expenses net of voluntary waivers, if any	2.57% A
Expenses net of all reductions	2.55% A
Net investment income (loss)	(.52)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,383
Portfolio turnover rate	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.01 per share.

G For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap Fund

Years ended October 31,	2003	2002 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.87	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.07 E	(.01)
Net realized and unrealized gain (loss)	7.75	(.12) F
Total from investment operations	7.82	(.13)
Distributions from net realized gain	(.02)	-
Redemption fees added to paid in capital D	.04	-I
Net asset value, end of period	$ 17.71	$ 9.87
Total Return B,C	79.78%	(1.30)%
Ratios to Average Net Assets H
Expenses before expense reductions	1.54%	13.70% A
Expenses net of voluntary waivers, if any	1.54%	1.80% A
Expenses net of all reductions	1.51%	1.80% A
Net investment income (loss)	.46%	(.56)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 546,989	$ 3,426
Portfolio turnover rate	84%	85% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend which amounted to $.03 per share.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

G For the period September 18, 2002 (commencement of operations) to October 31, 2002.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per-share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Year ended October 31,	2003 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.35
Income from Investment Operations
Net investment income (loss) D	.04 E
Net realized and unrealized gain (loss)	5.31
Total from investment operations	5.35
Redemption fees added to paid in capital D	.02
Net asset value, end of period	$ 17.72
Total Return B,C	43.48%
Ratios to Average Net Assets G
Expenses before expense reductions	1.51% A
Expenses net of voluntary waivers, if any	1.51% A
Expenses net of all reductions	1.48% A
Net investment income (loss)	.54% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 401
Portfolio turnover rate	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend which amounted to $.01 per share.

F For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2003

1. Significant Accounting Policies.

Fidelity International Small Cap Fund (the fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, International Small Cap (the original class), and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The fund commenced sale of Class A, Class T, Class B, Class C, and Institutional shares on May 27, 2003. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Annual Report

Security Valuation - continued

making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 77,517,402	|
Unrealized depreciation	(5,457,380)
Net unrealized appreciation (depreciation)	72,060,022
Undistributed ordinary income	12,052,118

Cost for federal income tax purposes	$ 518,855,817

The tax character of distributions paid was as follows:

	October 31, 2003	October 31, 2002
Ordinary Income	$ 27,060	$ -

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a short-term trading fee equal to 2.00% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund

Annual Report

2. Operating Policies - continued

Annual Report

Repurchase Agreements - continued

may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Notes to Financial Statements - continued

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of International Small Cap (the original class) as compared to an appropriate benchmark index. The fund's performance adjustment took effect in September, 2003. Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate, including the performance adjustment, was .88% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	-	.25%	$ 1,070	$ 73	$ -
Class T	.25%	.25%	3,478	182	-
Class B	.75%	.25%	1,758	1,438
Class C	.75%	.25%	1,923	1,370
			$ 8,229	$ 3,063	$ -

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,125
Class T	4,155
Class B*	-
Class C*	-
$ 10,280

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund, except for International Small Cap. Fidelity Service Company, Inc. (FSC), an affiliate of FMR is the transfer agent for International Small Cap shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC or FSC:

	Amount	% of Average Net Assets
Class A	$ 706	.16*
Class T	1,800	.25*
Class B	714	.40*
Class C	432	.22*
International Small Cap	221,957.20
Institutional Class	93	.13*
	$ 225,702

* Annualized.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC) maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $112,402 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction	Custody expense reduction	Transfer Agent expense reduction

Fund Level	$ -	$ 31,745	$ 12	$ -

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2003	2002
From net realized gain
International Small Cap	$ 27,060	$ -

Annual Report

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended October 31,		Dollars Years ended October 31,
	2003A	2002B	2003A	2002B
Class A
Shares sold	287,827	-	$ 4,774,574	$ -
Shares redeemed	(7,479)	-	(125,524)	-
Net increase (decrease)	280,348	-	$ 4,649,050	$ -
Class T
Shares sold	229,190	-	$ 3,468,992	$ -
Shares redeemed	(3,525)	-	(55,853)	-
Net increase (decrease)	225,665	-	$ 3,413,139	$ -
Class B
Shares sold	60,233	-	$ 911,644	$ -
Shares redeemed	(2,570)	-	(40,678)	-
Net increase (decrease)	57,663	-	$ 870,966	$ -
Class C
Shares sold	88,372	-	$ 1,388,024	$ -
Shares redeemed	(9,942)	-	(158,911)	-
Net increase (decrease)	78,430	-	$ 1,229,113	$ -
International Small Cap
Shares sold	32,919,552	350,328	$ 492,932,712	$ 3,437,639
Reinvestment of distributions	2,491	-	25,785	-
Shares redeemed	(2,388,222)	(3,412)	(32,859,600)	(31,878)
Net increase (decrease)	30,533,821	346,916	$ 460,098,897	$ 3,405,761
Institutional Class
Shares sold	23,006	-	$ 351,524	$ -
Shares redeemed	(396)	-	(5,173)	-
Net increase (decrease)	22,610	-	$ 346,351	$ -

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period May 27, 2003 (commencement of sale of shares)
to October 31, 2003.

B For the period September 18, 2002 (commencement of operations) to October 31, 2002.

10. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Hyrican Informationssysteme	$ -	$ 138,521	$ -	$ -
Online Travel Corp. PLC	227,512	-	-	2,164,843
Totals	$ 227,512	$ 138,521	$ -	$ 2,164,843

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the Fund), a fund of Fidelity Investment Trust, including the portfolio of investments, as of October 31, 2003, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Fund as of October 31, 2003, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 12, 2003

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 289 funds advised by FMR or an affiliate. Mr. McCoy oversees 291 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member] may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of the fund (2002). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Dr. Heilmeier may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
George H. Heilmeier (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Philip L. Bullen (44)

Year of Election or Appointment: 2002

Vice President of the fund. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of the fund. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of the fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of the fund. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of the fund. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of the fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1986 Assistant Treasurer of the fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of the fund. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of the fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of the fund. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity International Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/15/03	12/12/03	$.03	$.31

The fund will notify shareholders in January 2004 of amounts for use in preparing 2003 income tax returns.

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income FundSM
Fidelity Advisor Freedom 2010 FundSM
Fidelity Advisor Freedom 2020 FundSM
Fidelity Advisor Freedom 2030 FundSM
Fidelity Advisor Freedom 2040 FundSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

(Fidelity (registered trademark) INVESTMENTS)

AISCI-UANN-1203
1.793572.100

Fidelity Advisor

International Small Cap

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2003

(2_fidelity_logos) (Registered_Trademark)

Class A, Class T, Class B, and Class C are classes of Fidelity®
International Small Cap Fund

Contents

Chairman's Message	3	Ned Johnson's message to shareholders.
Performance	4	How the fund has done over time.
Management's Discussion	6	The managers' review of fund performance, strategy and outlook.
Investment Summary	7	A summary of the fund's investments.
Investments	9	A complete list of the fund's investments with their market values.
Financial Statements	20	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	30	Notes to the financial statements.
Auditors' Opinion	39
Trustees and Officers	40
Distributions	49

For a free copy of the fund's proxy voting guidelines call 1-877-208-0098 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Annual Report

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of 7 years.

Average Annual Total Returns

Periods ending October 31, 2003	Past 1 year	Life of fundA
Class A (incl. 5.75% sales charge)B	69.25%	58.24%
Class T (incl. 3.50% sales charge)C	73.19%	61.54%
Class B (incl. contingent deferred sales charge)D	73.87%	62.89%
Class C (incl. contingent deferred sales charge)E	78.07%	66.43%

A From September 18, 2002.

B Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on May 27, 2003. Returns prior to May 27, 2003 are those of Fidelity International Small Cap Fund, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to May 27, 2003 would have been lower.

C Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on May 27, 2003. Returns prior to May 27, 2003 are those of International Small Cap, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to May 27, 2003 would have been lower.

D Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on May 27, 2003. Returns prior to May 27, 2003 are those of International Small Cap, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to May 27, 2003 would have been lower. Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figure is 5% and 4%, respectively.

E Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on May 27, 2003. Returns prior to May 27, 2003 are those of International Small Cap, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to May 27, 2003 would have been lower. Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figure is 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Small Cap Fund - Class T on September 18, 2002, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the MSCI® EAFE® Small Cap Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from L.C. Kvaal and Tokuya Sano, Co-Portfolio Managers of Fidelity Advisor International Small Cap Fund

Mirroring the U.S. rally, most international stock markets rebounded sharply during the 12-month period ending October 31, 2003. Encouraged by improved corporate earnings, favorable interest rates and the easing of geopolitical tensions, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a proxy for stock markets outside the United States and Canada - gained 27.39% during the past year. From a regional perspective, all 16 countries in the MSCI Europe index - which gained 24.56% - had double-digit advances. Spain, Denmark and Sweden were among the region's best performers. In Japan, increased capital spending, exports and machinery orders helped the Tokyo Stock Exchange Stock Price Index (TOPIX) advance 36.39%. Following the SARS epidemic, other Asian markets also rebounded. For instance, the Hong Kong market, as measured by the Hang Seng Index, gained 34.51%. Emerging markets also fared well, particularly Latin America. The MSCI Emerging Markets Free Latin America Index rose 59.75%. Canadian equities, as measured by the S&P/TSX Composite Index, also posted an impressive annual gain, advancing 50.66%.

For the 12 months ending October 31, 2003, fund's Class A, Class T, Class B and Class C shares returned 79.58%, 79.47%, 78.87% and 79.07%, respectively. Those results far surpassed the 54.73% return of the Morgan Stanley Capital International Europe, Australasia, Far East Small Cap Index. The fund also beat the 47.55% return of the LipperSM International Small Cap Funds Average. Favorable stock selection, particularly in Germany and Japan, was the driving force behind the fund's outperformance. Hyrican Informationssysteme - a German private-label personal computer assembler - was our top contributor both in absolute terms and compared with the index. The company benefited from healthy demand for PCs and its ability to grow market share. Japan-based NOK - the largest maker of flexible circuit boards in the world - also helped our results. The top detractor relative to the index was Nissin Kogyo, a Japanese auto parts company whose stock price was hurt by weak auto sales in the United States and Japan. Oystertec, a U.K.-based developer of pipe-joining technology, also held back performance, as weak demand forced the company to close a number of production sites in late 2002 and early 2003.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Summary

Geographic Diversification (% of fund's net assets)
As of October 31, 2003
Japan 29.3%
United Kingdom 14.8%
United States of America 13.4%
Germany 10.7%
Australia 6.4%
Sweden 3.6%
Hong Kong 3.5%
France 2.5%
Greece 2.5%
Other 13.3%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2003
Japan 27.8%
United Kingdom 22.6%
United States of America 7.7%
Germany 7.6%
Australia 7.2%
Switzerland 3.8%
Hong Kong 3.4%
Finland 3.2%
Norway 3.0%
Other 13.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	87.0	92.8
Bonds	0.0	0.2
Short-Term Investments and Net Other Assets	13.0	7.0
Top Ten Stocks as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
MobilCom AG (Germany, Wireless Telecommunication Services)	4.0	0.0
Toyoda Gosei Co. Ltd. (Japan, Auto Components)	1.5	0.3
NOK Corp. (Japan, Auto Components)	1.4	2.3
Fujikura Ltd. (Japan, Electrical Equipment)	1.4	0.9
Draegerwerk AG (non-vtg.) (Germany, Health Care Equipment & Supplies)	1.2	0.0
Germanos SA (Greece, Specialty Retail)	1.1	0.2
ARRK Corp. (Japan, Commercial Services & Supplies)	1.1	1.5
Australian Stock Exchange Ltd. (Australia, Diversified Financial Services)	1.1	1.3
Pacific Metals Co. Ltd. (Japan, Metals & Mining)	1.0	0.0
QBE Insurance Group Ltd. (Australia, Insurance)	1.0	1.3
	14.8
Market Sectors as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	19.9	24.5
Information Technology	16.5	20.8
Industrials	14.0	12.8
Financials	12.8	11.3
Health Care	8.4	13.5
Materials	7.3	5.4
Telecommunication Services	5.0	0.6
Consumer Staples	2.4	2.2
Energy	0.6	1.3
Utilities	0.1	0.6

Annual Report

Investments October 31, 2003

Showing Percentage of Net Assets

Common Stocks - 85.0%
	Shares	Value (Note 1)
Australia - 6.4%
Amcor Ltd.	539,933	$ 3,248,169
Australian Stock Exchange Ltd.	520,006	5,888,548
BHP Steel Ltd.	1,300,971	4,990,531
Boral Ltd.	1,403,888	5,464,810
Centamin Egypt Ltd. (a)	760,127	172,265
Corporate Express Australia Ltd.	1,179,852	4,876,635
Patrick Corp. Ltd.	63,631	657,509
QBE Insurance Group Ltd.	777,796	5,669,997
Stockland	303,531	1,041,897
Westpac Banking Corp.	305,505	3,491,972
TOTAL AUSTRALIA		35,502,333
Belgium - 0.1%
Melexis NV	70,000	764,693
China - 0.2%
Aluminum Corp. of China Ltd. (H Shares)	2,662,000	1,371,175
PICC Property & Casualty Co. Ltd. (H Shares)	122,000	28,564
TOTAL CHINA		1,399,739
Denmark - 1.3%
Bang & Olufsen AS Series B	11,121	429,790
Coloplast AS Series B	6,300	528,183
DSV de Sammensluttede Vognmaend AS	28,767	1,008,645
Group 4 Falck AS	42,145	942,452
Kompan AS Class B	8,171	835,079
Radiometer AS Series B	10,704	644,699
SimCorp AS	40,852	1,476,939
Vestas Wind Systems AS	67,018	1,404,672
TOTAL DENMARK		7,270,459
Estonia - 0.2%
Hansabank SA	42,132	956,145
Finland - 1.8%
Aldata Solutions Oyj (a)	1,178,010	2,742,978
Alma Media Corp.	33,255	1,171,137
Capman Oyj (A Shares)	176,777	362,474
Elcoteq Network Corp. (A Shares)	60,974	1,030,569
Finnlines Oyj	24,877	786,752
Hackman Oyj AB (A Shares)	24,120	915,094
Nokian Tyres Ltd.	7,828	582,732
Common Stocks - continued
	Shares	Value (Note 1)
Finland - continued
Novo Group Oyj	147,320	$ 827,715
Vacon Oyj	120,250	1,418,111
TOTAL FINLAND		9,837,562
France - 2.5%
Generale de Sante	206,371	2,462,426
Groupe Bourbon SA	10,540	900,492
Groupe Open SA	14,809	445,185
Groupe Open SA warrants 10/21/06 (a)	14,809	9,092
Hubwoo.com (a)	12,668	39,770
Infovista SA (a)	37,551	93,092
Inter Parfums SA	8,534	533,855
Ipsos SA	11,694	983,506
JET Multimedia SA (a)	103,878	1,919,383
Lectra (a)	60,300	468,724
Medidep SA (a)	40,169	800,381
Orpea (a)	34,953	554,731
SR Teleperformance SA	49,895	945,044
Stallergenes	6,245	274,912
Stedim SA	37,663	2,172,809
Toupargel-Agrigel	1,727	115,037
Trigano SA	35,799	1,532,781
TOTAL FRANCE		14,251,220
Germany - 8.7%
Advanced Photonics Technologies AG (a)	44,139	107,890
Bijou Brigitte Modische Accessoires AG	14,898	602,325
Continental AG	41,066	1,389,129
DAB Bank AG (a)	65,900	540,500
Deutsche Boerse AG	12,778	707,864
ElringKlinger AG	16,686	1,420,747
Freenet.de AG (a)	97,516	5,648,371
Fresenius AG	27,796	1,992,875
Fresenius Medical Care AG	20,764	1,179,851
Grenkeleasing AG	104,052	2,193,811
Hyrican Informationssysteme AG	190,599	3,157,432
Kontron AG (a)	176,464	1,236,770
Merck KGaA	43,541	1,519,759
MobilCom AG (a)	1,636,952	22,452,512
Pfeiffer Vacuum Technology AG	20,648	686,255
Pulsion Medical Systems AG (a)	132,565	359,354
Pulsion Medical Systems AG (a)(e)	24,300	65,872
Common Stocks - continued
	Shares	Value (Note 1)
Germany - continued
REPower Systems AG	30,113	$ 605,244
Rheinmetall AG	17,348	532,163
United Internet AG	77,781	1,627,304
Zapf Creation AG (a)	14,400	444,734
TOTAL GERMANY		48,470,762
Greece - 2.5%
Autohellas SA	23,308	194,408
Folli Follie SA	67,292	1,571,561
Germanos SA	293,797	6,330,494
Greek Organization of Football Prognostics SA	77,010	945,650
Hellenic Exchanges Holding SA (a)	465,639	3,085,480
Hyatt Regency SA (Reg.)	158,024	1,365,649
Public Power Corp. of Greece	25,100	539,089
TOTAL GREECE		14,032,331
Hong Kong - 3.5%
ASM Pacific Technology Ltd.	659,000	2,465,225
China Insurance International Holdings Co. Ltd.	6,762,000	4,527,969
China Merchants Holdings International Co. Ltd.	3,330,000	4,502,550
China Pharmaceutical Enterprise and Investment Corp. Ltd.	10,720,000	3,658,185
Hang Lung Group Ltd.	251,000	323,220
JCG Holdings Ltd.	952,000	717,163
Kingboard Chemical Holdings Ltd.	2,586,000	3,463,274
TOTAL HONG KONG		19,657,586
Ireland - 0.7%
IAWS Group PLC (Ireland)	38,059	405,623
ICON PLC sponsored ADR (a)	23,746	1,015,142
Independent News & Media PLC (Ireland)	738,870	1,609,175
Kingspan Group PLC (Ireland)	143,001	621,223
Paddy Power PLC	18,797	137,838
TOTAL IRELAND		3,789,001
Italy - 0.6%
Amplifon Spa	43,750	1,120,076
Cassa Di Risparmio Di Firenze	1,414,768	2,187,982
TOTAL ITALY		3,308,058
Japan - 29.3%
Able, Inc.	133,700	3,769,965
Amiyaki Tei Co. Ltd. (a)	436	1,340,440
ARRK Corp.	94,700	6,305,294
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Asahi Broadcasting Corp.	26,340	$ 1,593,242
Bank of Yokohama Ltd.	228,000	985,083
Capcom Co. Ltd.	111,800	1,444,024
Chugoku Marine Paints Ltd.	17,000	77,779
Citizen Electronics Co. Ltd.	28,100	2,632,618
CMK Corp.	2,000	16,573
Crymson Co. Ltd.	268	753,247
Culture Convenience Club Co. Ltd.	52,200	497,595
Drake Beam Morin Japan, Inc.	135,400	3,460,742
Enplas Corp.	5,000	166,000
Faith, Inc.	257	2,092,186
Fuji Seal, Inc.	129,900	4,537,165
Fuji Soft ABC, Inc.	86,800	2,629,107
Fuji Spinning Co. Ltd. (a)	1,826,000	1,959,869
Fujikura Ltd.	1,265,000	7,605,648
Globaly Corp.	500	12,734
H.I.S. Co. Ltd.	46,400	970,711
Heian Ceremony Service Co. Ltd.	112,000	601,055
Hitachi Medical Corp.	6,000	69,911
Hogy Medical Co.	30,600	1,500,218
Horiba Ltd.	163,000	1,779,152
House of Rose Co. Ltd.	18,100	181,099
Iriso Electronics Co. Ltd.	149,000	1,897,398
Japan Medical Dynamic Marketing, Inc.	67,800	955,885
Japan Radio Co. Ltd. (a)	202,000	977,479
Jastec Co. Ltd.	85,400	1,422,298
Kahma Co. Ltd.	50,900	412,052
Kibun Food Chemifa Co. Ltd.	261,000	2,628,042
Kobe Steel Ltd. Ord. (a)	1,500,000	1,923,777
Komehyo Co. Ltd.	2,000	67,128
Konica Minolta Holdings, Inc.	305,500	4,015,349
Kura Corp. Ltd.	202	790,067
Matsui Securities Co. Ltd.	34,500	828,452
Mitsui Trust Holdings, Inc.	445,000	2,367,882
Murata Manufacturing Co. Ltd.	26,200	1,489,449
New Japan Radio Co. Ltd.	34,000	451,828
Nichii Gakkan Co.	96,770	5,263,640
Nidec Corp.	29,700	2,877,069
Nihon Dempa Kogyo Co. Ltd.	269,600	5,468,510
Nippon Light Metal Co. Ltd.	1,416,000	3,644,970
Nippon Mining Holdings, Inc.	138,000	504,602
Nippon Sheet Glass Co. Ltd.	273,000	839,312
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Nippon Thompson Co. Ltd.	3,000	$ 19,975
Nissin Co. Ltd.	133,600	498,235
Nissin Kogyo Co. Ltd.	174,000	3,750,955
NOK Corp.	205,000	8,073,949
NTN Corp.	123,000	641,068
Osaki Electric Co. Ltd.	48,000	249,300
Pacific Metals Co. Ltd. (a)	1,199,000	5,714,717
Pigeon Corp.	52,000	622,922
Rohto Pharmaceutical Co. Ltd.	75,000	621,475
Salomon & Taylor Made Co. Ltd.	26,000	198,181
Sanken Electric Co. Ltd.	306,000	3,392,887
Sankyo Aluminum Industry Co. Ltd.	1,204,000	4,457,231
Scinex Corp. (a)(d)	1,000	6,367
Senshukai Co. Ltd.	320,000	3,920,684
Siix Corp.	23,900	470,652
SKY Perfect Communications, Inc. (a)	489	596,016
Sodick Co. Ltd. (a)	504,000	3,722,467
Stanley Electric Co. Ltd.	194,000	4,129,161
Sumitomo Corp.	722,000	5,010,787
Sumitomo Metal Mining Co. Ltd.	455,000	3,120,520
Sumitomo Mitsui Financial Group, Inc.	811	4,079,343
Suncall Corp.	124,000	744,406
Taiheiyo Cement Corp.	80,000	197,926
Takeuchi Manufacturing Co. Ltd.	93,500	3,146,716
Tokyo Ohka Kogyo Co. Ltd.	9,600	174,641
Tokyo Seimitsu Co. Ltd.	51,600	1,614,553
Toyo Ink Manufacturing Co. Ltd.	377,000	1,399,090
Toyo Kohan Co. Ltd.	73,000	204,512
Toyo Machinery & Metal Co. Ltd.	149,000	1,223,822
Toyoda Gosei Co. Ltd.	282,700	8,357,058
Tsumura & Co. (a)	78,000	814,481
Ube Industries Ltd.	360,000	772,785
USS Co. Ltd.	31,070	2,207,174
Works Applications Co. Ltd. (a)	195	947,153
Yamada Denki Co. Ltd.	39,100	1,244,770
Yamato Transport Co. Ltd.	118,000	1,568,110
TOTAL JAPAN		163,720,735
Korea (South) - 0.7%
Pulmuone Co. Ltd.	30,520	1,387,389
SKC Co. Ltd.	187,810	2,618,389
TOTAL KOREA (SOUTH)		4,005,778
Common Stocks - continued
	Shares	Value (Note 1)
Liechtenstein - 0.3%
Verwaltungs-und Privat-Bank AG	13,770	$ 1,797,516
Luxembourg - 0.7%
SBS Broadcasting SA (a)	52,789	1,496,040
Stolt-Nielsen SA	260,573	2,226,478
TOTAL LUXEMBOURG		3,722,518
Netherlands - 1.7%
Airspray NV	5,933	116,842
Buhrmann NV (a)	62,251	555,283
Completel Europe NV (a)	64,996	1,731,776
Exact Holdings NV (a)	34,856	847,958
Fugro NV (Certificaten Van Aandelen)	4,587	229,822
Hunter Douglas NV	8,820	329,004
Koninklijke Nedlloyd NV	60,113	1,931,059
Ordina NV	68,223	711,296
PinkRoccade NV	90,416	1,066,278
Van der Moolen Holding NV	39,782	341,954
Vedior NV (Certificaten Van Aandelen)	99,922	1,435,358
TOTAL NETHERLANDS		9,296,630
New Zealand - 0.1%
The Warehouse Group Ltd.	154,961	542,068
Norway - 1.8%
ABG Sundal Collier ASA	2,146,083	1,403,596
Bolig- og Naeringsbanken ASA	18,185	556,308
Gresvig AS (a)	292,290	1,040,105
Komplett ASA	13,600	328,054
Kverneland ASA	51,809	521,019
Norman ASA	38,400	322,710
Orkla ASA (A Shares)	54,614	1,138,784
P4 Radio Hele Norge ASA (a)	141,400	83,530
Tandberg ASA (a)	152,405	1,067,508
TANDBERG Data ASA (a)	140,300	351,253
Tandberg Storage ASA (a)	140,300	29,600
TANDBERG Television ASA (a)	496,592	1,857,907
TGS Nopec Geophysical Co. ASA (a)	103,930	1,162,119
TOTAL NORWAY		9,862,493
Common Stocks - continued
	Shares	Value (Note 1)
Singapore - 0.7%
Singapore Exchange Ltd.	1,500,000	$ 1,431,446
Venture Corp. Ltd.	216,000	2,346,881
TOTAL SINGAPORE		3,778,327
South Africa - 0.0%
Discovery Holdings Ltd. (a)	2,500	3,665
Wilson Bayly Holmes-Ovcon Ltd.	1,300	2,548
TOTAL SOUTH AFRICA		6,213
Spain - 0.5%
Corporacion Mapfre SA (Reg.)	180,201	2,237,841
Recoletos Grupo de Comunicacion SA	77,043	589,053
TOTAL SPAIN		2,826,894
Sweden - 3.6%
Audio Development Informationsteknik i Malmo AB (AudioDev) (B Shares)	35,817	202,113
Bilia AB (A Shares)	171,387	1,969,261
Eniro AB	99,565	794,456
Hexagon AB (B Shares)	22,871	540,182
Lindex AB	14,900	433,715
Lundin Petroleum AB (a)	576,250	1,383,094
Micronic Laser Systems AB (a)	11,808	95,727
Modern Times Group AB (MTG) (B Shares) (a)	59,633	1,115,340
Observer AB	243,921	968,484
OMHEX AB	214,965	2,195,537
ORC Software AB	112,783	1,295,893
Sectra AB (B Shares)	237,456	1,758,305
Song Networks Holding AB (a)	612,563	3,988,448
Teleca AB (B Shares)	488,488	2,419,739
Wedins Norden AB Series B (a)	4,354,560	956,215
TOTAL SWEDEN		20,116,509
Switzerland - 1.9%
A Hiestand Holding AG	1,533	503,148
Actelion Ltd. (Reg.) (a)	16,228	1,537,339
Ascom Holding AG (Reg.) (a)	82,077	587,751
Bank Sarasin & Co. Ltd. Series B (Reg.)	687	1,014,665
Belimo Holding AG (Reg.)	2,454	906,109
Georg Fischer AG (Reg.) (a)	11,396	1,910,526
Swiss Life Holding (a)	13,291	2,245,570
Common Stocks - continued
	Shares	Value (Note 1)
Switzerland - continued
Swissquote Group Holding SA (a)	20,104	$ 1,424,646
Temenos Group AG (a)	131,181	719,216
TOTAL SWITZERLAND		10,848,970
United Kingdom - 14.8%
Alba PLC	18,700	202,786
Amlin PLC	193,220	474,718
Arena Leisure PLC (a)	82,200	66,854
Atrium Underwriting PLC (a)	269,360	846,629
BBA Group PLC	140,116	616,679
Boosey & Hawkes PLC (a)	99,605	362,857
Caffe Nero Group PLC (a)	350,478	252,386
Collins Stewart Tullett PLC	221,955	1,447,910
Computacenter PLC	129,613	1,010,235
Corin Group PLC	739,925	2,588,950
Cox Insurance Holdings PLC (a)	101,139	139,666
CSS Stellar PLC	46,500	64,607
CustomVis PLC	375,215	419,604
De La Rue PLC	49,426	234,912
Derwent Valley Holdings PLC	70,590	801,372
Domino's Pizza UK & IRL PLC	185,515	539,087
Domnick Hunter Group PLC	154,089	1,035,216
Eidos PLC (a)	1,380,900	3,650,083
Electra Investment Trust PLC (a)	108,683	1,157,398
Flomerics Group PLC	449,658	510,473
French Connection Group PLC	32,132	1,073,917
Future Network PLC (a)	1,331,893	1,286,353
Games Workshop Group PLC	203,858	2,400,648
Hardy Underwriting Group PLC	78,801	353,161
Henlys Group PLC	281,455	419,670
Highbury House Communications PLC	464,036	220,154
Holidaybreak PLC	88,011	842,561
Hornby PLC	147,646	2,745,631
Icap PLC	101,450	2,378,193
Integrated Dental Holdings PLC	33,843	19,210
Intercontinental Hotels Group PLC	116,276	1,053,554
Interior Services Group PLC	89,201	256,942
Intertek Group PLC	89,410	777,934
ITE Group PLC	1,977,342	1,750,588
JJB Sports PLC	203,657	985,193
John David Group PLC	159,679	531,651
KBC Advanced Technologies PLC	183,208	133,484
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Kesa Electricals PLC	1,134,401	$ 4,689,995
LA Fitness PLC	459,104	1,174,638
Lambert Howarth Group PLC	1,094,513	4,376,721
Lawrence PLC	907,566	4,644,095
Lok'nStore Group PLC (a)	250,000	332,526
Luminar PLC	76,012	553,817
Manpower Software PLC (a)	500,000	199,092
Marlborough Stirling PLC (a)	345,669	307,493
Matalan PLC	621,071	2,788,708
Matchnet PLC unit (a)	650,690	2,208,610
Mothercare PLC (a)	231,362	1,266,224
MyTravel Group PLC (a)	19,977	6,262
MyTravel Group PLC warrants 1/5/07 (a)	83,903	12,084
NDS Group PLC sponsored ADR (a)	62,116	1,087,651
Ocean Wilsons Holdings Ltd.	144,111	330,866
Online Travel Corp. PLC (a)(c)	6,724,450	2,164,843
Oystertec PLC (a)	3,258,112	800,479
Pace Micro Technology PLC	158,774	174,867
Peacock Group PLC	313,014	1,264,935
Pendragon PLC	139,416	512,611
Proteome Sciences PLC (a)	177,387	507,954
QA PLC (a)	2,392,862	288,881
Royalblue Group PLC	39,500	299,506
Safeway PLC	866,189	4,256,245
Sanctuary Group PLC	1,099,800	941,068
Shore Capital Group PLC	3,722,696	1,356,163
Singer & Friedlander Group PLC	269,012	959,488
SMG PLC	1,135,042	1,942,447
St. James's Place Capital PLC	561,700	1,475,204
Staffware PLC	39,312	411,318
Ted Baker PLC	194,249	1,188,179
Unite Group PLC	136,286	359,085
Urbium PLC (a)	28,800	211,786
Vanco PLC (a)	7,690	32,249
Wellington Underwriting PLC	427,034	575,235
William Hill PLC	230,260	1,322,617
Wolfson Microelectronics PLC (a)	614,650	2,473,475
WS Atkins PLC	255,671	1,743,666
TOTAL UNITED KINGDOM		82,892,349
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - 0.4%
ActivCard Corp. (a)	81,705	$ 690,407
ResMed, Inc. Chess Depositary Interests (a)	374,191	1,589,002
TOTAL UNITED STATES OF AMERICA		2,279,409
TOTAL COMMON STOCKS (Cost $404,133,509)		474,936,298
Nonconvertible Preferred Stocks - 2.0%

Germany - 2.0%
Draegerwerk AG (non-vtg.)	114,882	6,474,588
Fresenius AG	37,105	2,363,276
Fresenius Medical Care AG	35,662	1,458,336
Rheinmetall AG	27,277	837,691
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $9,445,007)		11,133,891
Convertible Bonds - 0.0%
Principal Amount
United Kingdom - 0.0%
MyTravel Group PLC 7% 1/5/07 (Cost $77,027)	GBP	176,898	80,929
Money Market Funds - 18.8%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.07% (b)	77,015,277	$ 77,015,277
Fidelity Securities Lending Cash Central Fund, 1.09% (b)	27,749,444	27,749,444
TOTAL MONEY MARKET FUNDS (Cost $104,764,721)		104,764,721
TOTAL INVESTMENT PORTFOLIO - 105.8% (Cost $518,420,264)		590,915,839
NET OTHER ASSETS - (5.8)%		(32,177,171)
NET ASSETS - 100%		$ 558,738,668
Currency Abbreviations
GBP	-	British pound
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company
(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $65,872 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Pulsion Medical Systems AG	10/20/03	$ 56,643
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $494,754,815 and $95,853,957, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $167 for the period.
Income Tax Information
The fund hereby designates approximately $85,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2003

Assets
Investment in securities, at value (including securities loaned of $26,503,556) (cost $518,420,264) - See accompanying schedule		$ 590,915,839
Foreign currency held at value (cost $667,432)		667,177
Receivable for investments sold		4,647,029
Receivable for fund shares sold		8,167,917
Dividends receivable		533,201
Interest receivable		61,503
Redemption fees receivable		5,961
Prepaid expenses		529
Other receivables		54,870
Total assets		605,054,026

Liabilities
Payable for investments purchased Regular delivery	$ 17,758,544
Delayed delivery	6,367
Payable for fund shares redeemed	331,765
Accrued management fee	351,933
Distribution fees payable	3,649
Other payables and accrued expenses	113,656
Collateral on securities loaned, at value	27,749,444
Total liabilities		46,315,358

Net Assets		$ 558,738,668
Net Assets consist of:
Paid in capital		$ 474,304,360
Undistributed net investment income		614,412
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		11,335,639
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		72,484,257
Net Assets		$ 558,738,668

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,959,605 ÷ 280,348 shares)	$ 17.69

Maximum offering price per share (100/94.25 of $17.69)	$ 18.77
Class T: Net Asset Value and redemption price per share ($3,990,371 ÷ 225,665 shares)	$ 17.68

Maximum offering price per share (100/96.50 of $17.68)	$ 18.32
Class B: Net Asset Value and offering price per share ($1,016,047 ÷ 57,663 shares) A	$ 17.62

Class C: Net Asset Value and offering price per share ($1,383,330 ÷ 78,430 shares) A	$ 17.64

International Small Cap Fund: Net Asset Value, offering price and redemption price per share ($546,988,624 ÷ 30,880,737 shares)	$ 17.71

Institutional Class: Net Asset Value, offering price and redemption price per share ($400,691 ÷ 22,610 shares)	$ 17.72

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2003

Investment Income
Dividends		$ 1,947,285
Special Dividends		235,363
Interest		175,661
Security lending		81,504
		2,439,813
Less foreign taxes withheld		(182,569)
Total income		2,257,244

Expenses
Management fee Basic fee	$ 974,384
Performance adjustment	29,591
Transfer agent fees	225,702
Distribution fees	8,229
Accounting and security lending fees	93,965
Non-interested trustees' compensation	307
Custodian fees and expenses	230,448
Registration fees	159,831
Audit	42,608
Legal	5,300
Miscellaneous	1,922
Total expenses before reductions	1,772,287
Expense reductions	(31,757)	1,740,530
Net investment income (loss)		516,714
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $15,787 on sales of investments in affiliated issuers)	11,325,196
Foreign currency transactions	118,286
Total net realized gain (loss)		11,443,482
Change in net unrealized appreciation (depreciation) on: Investment securities	72,493,135
Assets and liabilities in foreign currencies	(11,164)
Total change in net unrealized appreciation (depreciation)		72,481,971
Net gain (loss)		83,925,453
Net increase (decrease) in net assets resulting from operations		$ 84,442,167

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2003	For the period September 18, 2002 (commencement of operations) to October 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 516,714	$ (1,766)
Net realized gain (loss)	11,443,482	18,692
Change in net unrealized appreciation (depreciation)	72,481,971	2,286
Net increase (decrease) in net assets resulting from operations	84,442,167	19,212
Distributions to shareholders from net realized gain	(27,060)	-
Share transactions - net increase (decrease)	470,607,516	3,405,761
Redemption fees	290,434	638
Total increase (decrease) in net assets	555,313,057	3,425,611

Net Assets
Beginning of period	3,425,611	-
End of period (including undistributed net investment income of $614,412 and accumulated net investment loss of $2,120, respectively)	$ 558,738,668	$ 3,425,611

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended October 31,	2003 G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.35
Income from Investment Operations
Net investment income (loss) E	.02 F
Net realized and unrealized gain (loss)	5.30
Total from investment operations	5.32
Redemption fees added to paid in capital E	.02
Net asset value, end of period	$ 17.69
Total Return B,C,D	43.24%
Ratios to Average Net Assets H
Expenses before expense reductions	1.77% A
Expenses net of voluntary waivers, if any	1.77% A
Expenses net of all reductions	1.74% A
Net investment income (loss)	.28% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,960
Portfolio turnover rate	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.01 per share.

G For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Year ended October 31,	2003 G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.35
Income from Investment Operations
Net investment income (loss) E	- F,I
Net realized and unrealized gain (loss)	5.31
Total from investment operations	5.31
Redemption fees added to paid in capitalE	.02
Net asset value, end of period	$ 17.68
Total Return B,C,D	43.16%
Ratios to Average Net Assets H
Expenses before expense reductions	2.12% A
Expenses net of voluntary waivers, if any	2.12% A
Expenses net of all reductions	2.09% A
Net investment income (loss)	(.07)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,990
Portfolio turnover rate	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.01 per share.

G For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per-share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended October 31,	2003 G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.35
Income from Investment Operations
Net investment income (loss) E	(.05) F
Net realized and unrealized gain (loss)	5.30
Total from investment operations	5.25
Redemption fees added to paid in capital E	.02
Net asset value, end of period	$ 17.62
Total Return B,C,D	42.67%
Ratios to Average Net Assets H
Expenses before expense reductions	2.76% A
Expenses net of voluntary waivers, if any	2.76% A
Expenses net of all reductions	2.73% A
Net investment income (loss)	(.71)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,016
Portfolio turnover rate	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.01 per share.

G For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended October 31,	2003 G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.35
Income from Investment Operations
Net investment income (loss) E	(.04) F
Net realized and unrealized gain (loss)	5.31
Total from investment operations	5.27
Redemption fees added to paid in capital E	.02
Net asset value, end of period	$ 17.64
Total Return B,C,D	42.83%
Ratios to Average Net Assets H
Expenses before expense reductions	2.57% A
Expenses net of voluntary waivers, if any	2.57% A
Expenses net of all reductions	2.55% A
Net investment income (loss)	(.52)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,383
Portfolio turnover rate	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.01 per share.

G For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap Fund

Years ended October 31,	2003	2002 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.87	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.07 E	(.01)
Net realized and unrealized gain (loss)	7.75	(.12) F
Total from investment operations	7.82	(.13)
Distributions from net realized gain	(.02)	-
Redemption fees added to paid in capital D	.04	-I
Net asset value, end of period	$ 17.71	$ 9.87
Total Return B,C	79.78%	(1.30)%
Ratios to Average Net Assets H
Expenses before expense reductions	1.54%	13.70% A
Expenses net of voluntary waivers, if any	1.54%	1.80% A
Expenses net of all reductions	1.51%	1.80% A
Net investment income (loss)	.46%	(.56)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 546,989	$ 3,426
Portfolio turnover rate	84%	85% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend which amounted to $.03 per share.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

G For the period September 18, 2002 (commencement of operations) to October 31, 2002.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per-share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Year ended October 31,	2003 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.35
Income from Investment Operations
Net investment income (loss) D	.04 E
Net realized and unrealized gain (loss)	5.31
Total from investment operations	5.35
Redemption fees added to paid in capital D	.02
Net asset value, end of period	$ 17.72
Total Return B,C	43.48%
Ratios to Average Net Assets G
Expenses before expense reductions	1.51% A
Expenses net of voluntary waivers, if any	1.51% A
Expenses net of all reductions	1.48% A
Net investment income (loss)	.54% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 401
Portfolio turnover rate	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend which amounted to $.01 per share.

F For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2003

1. Significant Accounting Policies.

Fidelity International Small Cap Fund (the fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, International Small Cap (the original class), and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The fund commenced sale of Class A, Class T, Class B, Class C, and Institutional shares on May 27, 2003. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of

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Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

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Security Valuation - continued

making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and

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Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 77,517,402	|
Unrealized depreciation	(5,457,380)
Net unrealized appreciation (depreciation)	72,060,022
Undistributed ordinary income	12,052,118

Cost for federal income tax purposes	$ 518,855,817

The tax character of distributions paid was as follows:

	October 31, 2003	October 31, 2002
Ordinary Income	$ 27,060	$ -

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a short-term trading fee equal to 2.00% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund

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2. Operating Policies - continued

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Repurchase Agreements - continued

may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Notes to Financial Statements - continued

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

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4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of International Small Cap (the original class) as compared to an appropriate benchmark index. The fund's performance adjustment took effect in September, 2003. Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate, including the performance adjustment, was .88% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	-	.25%	$ 1,070	$ 73	$ -
Class T	.25%	.25%	3,478	182	-
Class B	.75%	.25%	1,758	1,438
Class C	.75%	.25%	1,923	1,370
			$ 8,229	$ 3,063	$ -

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

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Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,125
Class T	4,155
Class B*	-
Class C*	-
$ 10,280

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund, except for International Small Cap. Fidelity Service Company, Inc. (FSC), an affiliate of FMR is the transfer agent for International Small Cap shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC or FSC:

	Amount	% of Average Net Assets
Class A	$ 706	.16*
Class T	1,800	.25*
Class B	714	.40*
Class C	432	.22*
International Small Cap	221,957.20
Institutional Class	93	.13*
	$ 225,702

* Annualized.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC) maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

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4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $112,402 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

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Notes to Financial Statements - continued

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction	Custody expense reduction	Transfer Agent expense reduction

Fund Level	$ -	$ 31,745	$ 12	$ -

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2003	2002
From net realized gain
International Small Cap	$ 27,060	$ -

Annual Report

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended October 31,		Dollars Years ended October 31,
	2003A	2002B	2003A	2002B
Class A
Shares sold	287,827	-	$ 4,774,574	$ -
Shares redeemed	(7,479)	-	(125,524)	-
Net increase (decrease)	280,348	-	$ 4,649,050	$ -
Class T
Shares sold	229,190	-	$ 3,468,992	$ -
Shares redeemed	(3,525)	-	(55,853)	-
Net increase (decrease)	225,665	-	$ 3,413,139	$ -
Class B
Shares sold	60,233	-	$ 911,644	$ -
Shares redeemed	(2,570)	-	(40,678)	-
Net increase (decrease)	57,663	-	$ 870,966	$ -
Class C
Shares sold	88,372	-	$ 1,388,024	$ -
Shares redeemed	(9,942)	-	(158,911)	-
Net increase (decrease)	78,430	-	$ 1,229,113	$ -
International Small Cap
Shares sold	32,919,552	350,328	$ 492,932,712	$ 3,437,639
Reinvestment of distributions	2,491	-	25,785	-
Shares redeemed	(2,388,222)	(3,412)	(32,859,600)	(31,878)
Net increase (decrease)	30,533,821	346,916	$ 460,098,897	$ 3,405,761
Institutional Class
Shares sold	23,006	-	$ 351,524	$ -
Shares redeemed	(396)	-	(5,173)	-
Net increase (decrease)	22,610	-	$ 346,351	$ -

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period May 27, 2003 (commencement of sale of shares)
to October 31, 2003.

B For the period September 18, 2002 (commencement of operations) to October 31, 2002.

10. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Hyrican Informationssysteme	$ -	$ 138,521	$ -	$ -
Online Travel Corp. PLC	227,512	-	-	2,164,843
Totals	$ 227,512	$ 138,521	$ -	$ 2,164,843

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the Fund), a fund of Fidelity Investment Trust, including the portfolio of investments, as of October 31, 2003, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Fund as of October 31, 2003, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 12, 2003

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 289 funds advised by FMR or an affiliate. Mr. McCoy oversees 291 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member] may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of the fund (2002). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Dr. Heilmeier may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
George H. Heilmeier (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Philip L. Bullen (44)

Year of Election or Appointment: 2002

Vice President of the fund. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of the fund. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of the fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of the fund. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of the fund. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of the fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1986 Assistant Treasurer of the fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of the fund. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of the fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of the fund. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity International Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/15/03	12/12/03	$.02	$.31
Class T	12/15/03	12/12/03	$.01	$.31
Class B	12/15/03	12/12/03	$.00	$.31
Class C	12/15/03	12/12/03	$.01	$.31

The fund will notify shareholders in January 2004 of amounts for use in preparing 2003 income tax returns.

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Annual Report

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income FundSM
Fidelity Advisor Freedom 2010 FundSM
Fidelity Advisor Freedom 2020 FundSM
Fidelity Advisor Freedom 2030 FundSM
Fidelity Advisor Freedom 2040 FundSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

(Fidelity (registered trademark) INVESTMENTS)

AISC-UANN-1203
1.793568.100

Fidelity®

International Small Cap

Fund

Annual Report

October 31, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The managers' review of fund performance, strategy and outlook.
Investment Summary	7	A summary of major shifts in the fund's investments over the past six months.
Investments	9	A complete list of the fund's investments with their market values.
Financial Statements	20	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	30	Notes to the financial statements.
Auditors' Opinion	39
Trustees and Officers	40
Distributions	50

For a free copy of the fund's proxy voting guidelines visit www.fidelity.com/goto/proxyguidelines, call 1-800-544-8544, or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, the Federal Reserve Board or any other agency, and are subject to investment risks, including the possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Annual Report

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of International Small Cap's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2003	Past 1 year	Life of fundA
International Small Cap	79.78%	67.02%

A From September 18, 2002.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in International Small Cap on September 18, 2002, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the MSCI® EAFE® Small Cap Index did over the same period. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had reimbursement not occurred.

Annual Report

Management's Discussion of Fund Performance

Comments from L.C. Kvaal and Tokuya Sano, Co-Portfolio Managers of Fidelity® International Small Cap Fund

Mirroring the U.S. rally, most international stock markets rebounded sharply during the 12-month period ending October 31, 2003. Encouraged by improved corporate earnings, favorable interest rates and the easing of geopolitical tensions, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a proxy for stock markets outside the United States and Canada - gained 27.39% during the past year. From a regional perspective, all 16 countries in the MSCI Europe index - which gained 24.56% - had double-digit advances. Spain, Denmark and Sweden were among the region's best performers. In Japan, increased capital spending, exports and machinery orders helped the Tokyo Stock Exchange Stock Price Index (TOPIX) advance 36.39%. Following the SARS epidemic, other Asian markets also rebounded. For instance, the Hong Kong market, as measured by the Hang Seng Index, gained 34.51%. Emerging markets also fared well, particularly Latin America. The MSCI Emerging Markets Free Latin America Index rose 59.75%. Canadian equities, as measured by the S&P/TSX Composite Index, also posted an impressive annual gain, advancing 50.66%.

For the 12 months ending October 31, 2003, International Small Cap returned 79.78%, far surpassing the 54.73% return of the Morgan Stanley Capital International Europe, Australasia, Far East Small Cap Index. International Small Cap also beat the 47.55% return of the LipperSM International Small Cap Funds Average. Favorable stock selection, particularly in Germany and Japan, was the driving force behind the fund's outperformance. Hyrican Informationssysteme - a German private-label personal computer (PC) assembler - was our top contributor both in absolute terms and compared with the index. The company benefited from healthy demand for PCs and its ability to grow market share. Japan-based NOK - the largest maker of flexible circuit boards in the world - also helped our results. The top detractor relative to the index was Nissin Kogyo, a Japanese auto parts company whose stock price was hurt by weak auto sales in the United States and Japan. Oystertec, a U.K.-based developer of pipe-joining technology, also held back performance, as weak demand forced the company to close a number of production sites in late 2002 and early 2003.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Summary

Geographic Diversification (% of fund's net assets)
As of October 31, 2003
Japan 29.3%
United Kingdom 14.8%
United States of America 13.4%
Germany 10.7%
Australia 6.4%
Sweden 3.6%
Hong Kong 3.5%
France 2.5%
Greece 2.5%
Other 13.3%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2003
Japan 27.8%
United Kingdom 22.6%
United States of America 7.7%
Germany 7.6%
Australia 7.2%
Switzerland 3.8%
Hong Kong 3.4%
Finland 3.2%
Norway 3.0%
Other 13.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	87.0	92.8
Bonds	0.0	0.2
Short-Term Investments and Net Other Assets	13.0	7.0
Top Ten Stocks as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
MobilCom AG (Germany, Wireless Telecommunication Services)	4.0	0.0
Toyoda Gosei Co. Ltd. (Japan, Auto Components)	1.5	0.3
NOK Corp. (Japan, Auto Components)	1.4	2.3
Fujikura Ltd. (Japan, Electrical Equipment)	1.4	0.9
Draegerwerk AG (non-vtg.) (Germany, Health Care Equipment & Supplies)	1.2	0.0
Germanos SA (Greece, Specialty Retail)	1.1	0.2
ARRK Corp. (Japan, Commercial Services & Supplies)	1.1	1.5
Australian Stock Exchange Ltd. (Australia, Diversified Financial Services)	1.1	1.3
Pacific Metals Co. Ltd. (Japan, Metals & Mining)	1.0	0.0
QBE Insurance Group Ltd. (Australia, Insurance)	1.0	1.3
	14.8
Market Sectors as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	19.9	24.5
Information Technology	16.5	20.8
Industrials	14.0	12.8
Financials	12.8	11.3
Health Care	8.4	13.5
Materials	7.3	5.4
Telecommunication Services	5.0	0.6
Consumer Staples	2.4	2.2
Energy	0.6	1.3
Utilities	0.1	0.6

Annual Report

Investments October 31, 2003

Showing Percentage of Net Assets

Common Stocks - 85.0%
	Shares	Value (Note 1)
Australia - 6.4%
Amcor Ltd.	539,933	$ 3,248,169
Australian Stock Exchange Ltd.	520,006	5,888,548
BHP Steel Ltd.	1,300,971	4,990,531
Boral Ltd.	1,403,888	5,464,810
Centamin Egypt Ltd. (a)	760,127	172,265
Corporate Express Australia Ltd.	1,179,852	4,876,635
Patrick Corp. Ltd.	63,631	657,509
QBE Insurance Group Ltd.	777,796	5,669,997
Stockland	303,531	1,041,897
Westpac Banking Corp.	305,505	3,491,972
TOTAL AUSTRALIA		35,502,333
Belgium - 0.1%
Melexis NV	70,000	764,693
China - 0.2%
Aluminum Corp. of China Ltd. (H Shares)	2,662,000	1,371,175
PICC Property & Casualty Co. Ltd. (H Shares)	122,000	28,564
TOTAL CHINA		1,399,739
Denmark - 1.3%
Bang & Olufsen AS Series B	11,121	429,790
Coloplast AS Series B	6,300	528,183
DSV de Sammensluttede Vognmaend AS	28,767	1,008,645
Group 4 Falck AS	42,145	942,452
Kompan AS Class B	8,171	835,079
Radiometer AS Series B	10,704	644,699
SimCorp AS	40,852	1,476,939
Vestas Wind Systems AS	67,018	1,404,672
TOTAL DENMARK		7,270,459
Estonia - 0.2%
Hansabank SA	42,132	956,145
Finland - 1.8%
Aldata Solutions Oyj (a)	1,178,010	2,742,978
Alma Media Corp.	33,255	1,171,137
Capman Oyj (A Shares)	176,777	362,474
Elcoteq Network Corp. (A Shares)	60,974	1,030,569
Finnlines Oyj	24,877	786,752
Hackman Oyj AB (A Shares)	24,120	915,094
Nokian Tyres Ltd.	7,828	582,732
Common Stocks - continued
	Shares	Value (Note 1)
Finland - continued
Novo Group Oyj	147,320	$ 827,715
Vacon Oyj	120,250	1,418,111
TOTAL FINLAND		9,837,562
France - 2.5%
Generale de Sante	206,371	2,462,426
Groupe Bourbon SA	10,540	900,492
Groupe Open SA	14,809	445,185
Groupe Open SA warrants 10/21/06 (a)	14,809	9,092
Hubwoo.com (a)	12,668	39,770
Infovista SA (a)	37,551	93,092
Inter Parfums SA	8,534	533,855
Ipsos SA	11,694	983,506
JET Multimedia SA (a)	103,878	1,919,383
Lectra (a)	60,300	468,724
Medidep SA (a)	40,169	800,381
Orpea (a)	34,953	554,731
SR Teleperformance SA	49,895	945,044
Stallergenes	6,245	274,912
Stedim SA	37,663	2,172,809
Toupargel-Agrigel	1,727	115,037
Trigano SA	35,799	1,532,781
TOTAL FRANCE		14,251,220
Germany - 8.7%
Advanced Photonics Technologies AG (a)	44,139	107,890
Bijou Brigitte Modische Accessoires AG	14,898	602,325
Continental AG	41,066	1,389,129
DAB Bank AG (a)	65,900	540,500
Deutsche Boerse AG	12,778	707,864
ElringKlinger AG	16,686	1,420,747
Freenet.de AG (a)	97,516	5,648,371
Fresenius AG	27,796	1,992,875
Fresenius Medical Care AG	20,764	1,179,851
Grenkeleasing AG	104,052	2,193,811
Hyrican Informationssysteme AG	190,599	3,157,432
Kontron AG (a)	176,464	1,236,770
Merck KGaA	43,541	1,519,759
MobilCom AG (a)	1,636,952	22,452,512
Pfeiffer Vacuum Technology AG	20,648	686,255
Pulsion Medical Systems AG (a)	132,565	359,354
Pulsion Medical Systems AG (a)(e)	24,300	65,872
Common Stocks - continued
	Shares	Value (Note 1)
Germany - continued
REPower Systems AG	30,113	$ 605,244
Rheinmetall AG	17,348	532,163
United Internet AG	77,781	1,627,304
Zapf Creation AG (a)	14,400	444,734
TOTAL GERMANY		48,470,762
Greece - 2.5%
Autohellas SA	23,308	194,408
Folli Follie SA	67,292	1,571,561
Germanos SA	293,797	6,330,494
Greek Organization of Football Prognostics SA	77,010	945,650
Hellenic Exchanges Holding SA (a)	465,639	3,085,480
Hyatt Regency SA (Reg.)	158,024	1,365,649
Public Power Corp. of Greece	25,100	539,089
TOTAL GREECE		14,032,331
Hong Kong - 3.5%
ASM Pacific Technology Ltd.	659,000	2,465,225
China Insurance International Holdings Co. Ltd.	6,762,000	4,527,969
China Merchants Holdings International Co. Ltd.	3,330,000	4,502,550
China Pharmaceutical Enterprise and Investment Corp. Ltd.	10,720,000	3,658,185
Hang Lung Group Ltd.	251,000	323,220
JCG Holdings Ltd.	952,000	717,163
Kingboard Chemical Holdings Ltd.	2,586,000	3,463,274
TOTAL HONG KONG		19,657,586
Ireland - 0.7%
IAWS Group PLC (Ireland)	38,059	405,623
ICON PLC sponsored ADR (a)	23,746	1,015,142
Independent News & Media PLC (Ireland)	738,870	1,609,175
Kingspan Group PLC (Ireland)	143,001	621,223
Paddy Power PLC	18,797	137,838
TOTAL IRELAND		3,789,001
Italy - 0.6%
Amplifon Spa	43,750	1,120,076
Cassa Di Risparmio Di Firenze	1,414,768	2,187,982
TOTAL ITALY		3,308,058
Japan - 29.3%
Able, Inc.	133,700	3,769,965
Amiyaki Tei Co. Ltd. (a)	436	1,340,440
ARRK Corp.	94,700	6,305,294
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Asahi Broadcasting Corp.	26,340	$ 1,593,242
Bank of Yokohama Ltd.	228,000	985,083
Capcom Co. Ltd.	111,800	1,444,024
Chugoku Marine Paints Ltd.	17,000	77,779
Citizen Electronics Co. Ltd.	28,100	2,632,618
CMK Corp.	2,000	16,573
Crymson Co. Ltd.	268	753,247
Culture Convenience Club Co. Ltd.	52,200	497,595
Drake Beam Morin Japan, Inc.	135,400	3,460,742
Enplas Corp.	5,000	166,000
Faith, Inc.	257	2,092,186
Fuji Seal, Inc.	129,900	4,537,165
Fuji Soft ABC, Inc.	86,800	2,629,107
Fuji Spinning Co. Ltd. (a)	1,826,000	1,959,869
Fujikura Ltd.	1,265,000	7,605,648
Globaly Corp.	500	12,734
H.I.S. Co. Ltd.	46,400	970,711
Heian Ceremony Service Co. Ltd.	112,000	601,055
Hitachi Medical Corp.	6,000	69,911
Hogy Medical Co.	30,600	1,500,218
Horiba Ltd.	163,000	1,779,152
House of Rose Co. Ltd.	18,100	181,099
Iriso Electronics Co. Ltd.	149,000	1,897,398
Japan Medical Dynamic Marketing, Inc.	67,800	955,885
Japan Radio Co. Ltd. (a)	202,000	977,479
Jastec Co. Ltd.	85,400	1,422,298
Kahma Co. Ltd.	50,900	412,052
Kibun Food Chemifa Co. Ltd.	261,000	2,628,042
Kobe Steel Ltd. Ord. (a)	1,500,000	1,923,777
Komehyo Co. Ltd.	2,000	67,128
Konica Minolta Holdings, Inc.	305,500	4,015,349
Kura Corp. Ltd.	202	790,067
Matsui Securities Co. Ltd.	34,500	828,452
Mitsui Trust Holdings, Inc.	445,000	2,367,882
Murata Manufacturing Co. Ltd.	26,200	1,489,449
New Japan Radio Co. Ltd.	34,000	451,828
Nichii Gakkan Co.	96,770	5,263,640
Nidec Corp.	29,700	2,877,069
Nihon Dempa Kogyo Co. Ltd.	269,600	5,468,510
Nippon Light Metal Co. Ltd.	1,416,000	3,644,970
Nippon Mining Holdings, Inc.	138,000	504,602
Nippon Sheet Glass Co. Ltd.	273,000	839,312
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Nippon Thompson Co. Ltd.	3,000	$ 19,975
Nissin Co. Ltd.	133,600	498,235
Nissin Kogyo Co. Ltd.	174,000	3,750,955
NOK Corp.	205,000	8,073,949
NTN Corp.	123,000	641,068
Osaki Electric Co. Ltd.	48,000	249,300
Pacific Metals Co. Ltd. (a)	1,199,000	5,714,717
Pigeon Corp.	52,000	622,922
Rohto Pharmaceutical Co. Ltd.	75,000	621,475
Salomon & Taylor Made Co. Ltd.	26,000	198,181
Sanken Electric Co. Ltd.	306,000	3,392,887
Sankyo Aluminum Industry Co. Ltd.	1,204,000	4,457,231
Scinex Corp. (a)(d)	1,000	6,367
Senshukai Co. Ltd.	320,000	3,920,684
Siix Corp.	23,900	470,652
SKY Perfect Communications, Inc. (a)	489	596,016
Sodick Co. Ltd. (a)	504,000	3,722,467
Stanley Electric Co. Ltd.	194,000	4,129,161
Sumitomo Corp.	722,000	5,010,787
Sumitomo Metal Mining Co. Ltd.	455,000	3,120,520
Sumitomo Mitsui Financial Group, Inc.	811	4,079,343
Suncall Corp.	124,000	744,406
Taiheiyo Cement Corp.	80,000	197,926
Takeuchi Manufacturing Co. Ltd.	93,500	3,146,716
Tokyo Ohka Kogyo Co. Ltd.	9,600	174,641
Tokyo Seimitsu Co. Ltd.	51,600	1,614,553
Toyo Ink Manufacturing Co. Ltd.	377,000	1,399,090
Toyo Kohan Co. Ltd.	73,000	204,512
Toyo Machinery & Metal Co. Ltd.	149,000	1,223,822
Toyoda Gosei Co. Ltd.	282,700	8,357,058
Tsumura & Co. (a)	78,000	814,481
Ube Industries Ltd.	360,000	772,785
USS Co. Ltd.	31,070	2,207,174
Works Applications Co. Ltd. (a)	195	947,153
Yamada Denki Co. Ltd.	39,100	1,244,770
Yamato Transport Co. Ltd.	118,000	1,568,110
TOTAL JAPAN		163,720,735
Korea (South) - 0.7%
Pulmuone Co. Ltd.	30,520	1,387,389
SKC Co. Ltd.	187,810	2,618,389
TOTAL KOREA (SOUTH)		4,005,778
Common Stocks - continued
	Shares	Value (Note 1)
Liechtenstein - 0.3%
Verwaltungs-und Privat-Bank AG	13,770	$ 1,797,516
Luxembourg - 0.7%
SBS Broadcasting SA (a)	52,789	1,496,040
Stolt-Nielsen SA	260,573	2,226,478
TOTAL LUXEMBOURG		3,722,518
Netherlands - 1.7%
Airspray NV	5,933	116,842
Buhrmann NV (a)	62,251	555,283
Completel Europe NV (a)	64,996	1,731,776
Exact Holdings NV (a)	34,856	847,958
Fugro NV (Certificaten Van Aandelen)	4,587	229,822
Hunter Douglas NV	8,820	329,004
Koninklijke Nedlloyd NV	60,113	1,931,059
Ordina NV	68,223	711,296
PinkRoccade NV	90,416	1,066,278
Van der Moolen Holding NV	39,782	341,954
Vedior NV (Certificaten Van Aandelen)	99,922	1,435,358
TOTAL NETHERLANDS		9,296,630
New Zealand - 0.1%
The Warehouse Group Ltd.	154,961	542,068
Norway - 1.8%
ABG Sundal Collier ASA	2,146,083	1,403,596
Bolig- og Naeringsbanken ASA	18,185	556,308
Gresvig AS (a)	292,290	1,040,105
Komplett ASA	13,600	328,054
Kverneland ASA	51,809	521,019
Norman ASA	38,400	322,710
Orkla ASA (A Shares)	54,614	1,138,784
P4 Radio Hele Norge ASA (a)	141,400	83,530
Tandberg ASA (a)	152,405	1,067,508
TANDBERG Data ASA (a)	140,300	351,253
Tandberg Storage ASA (a)	140,300	29,600
TANDBERG Television ASA (a)	496,592	1,857,907
TGS Nopec Geophysical Co. ASA (a)	103,930	1,162,119
TOTAL NORWAY		9,862,493
Common Stocks - continued
	Shares	Value (Note 1)
Singapore - 0.7%
Singapore Exchange Ltd.	1,500,000	$ 1,431,446
Venture Corp. Ltd.	216,000	2,346,881
TOTAL SINGAPORE		3,778,327
South Africa - 0.0%
Discovery Holdings Ltd. (a)	2,500	3,665
Wilson Bayly Holmes-Ovcon Ltd.	1,300	2,548
TOTAL SOUTH AFRICA		6,213
Spain - 0.5%
Corporacion Mapfre SA (Reg.)	180,201	2,237,841
Recoletos Grupo de Comunicacion SA	77,043	589,053
TOTAL SPAIN		2,826,894
Sweden - 3.6%
Audio Development Informationsteknik i Malmo AB (AudioDev) (B Shares)	35,817	202,113
Bilia AB (A Shares)	171,387	1,969,261
Eniro AB	99,565	794,456
Hexagon AB (B Shares)	22,871	540,182
Lindex AB	14,900	433,715
Lundin Petroleum AB (a)	576,250	1,383,094
Micronic Laser Systems AB (a)	11,808	95,727
Modern Times Group AB (MTG) (B Shares) (a)	59,633	1,115,340
Observer AB	243,921	968,484
OMHEX AB	214,965	2,195,537
ORC Software AB	112,783	1,295,893
Sectra AB (B Shares)	237,456	1,758,305
Song Networks Holding AB (a)	612,563	3,988,448
Teleca AB (B Shares)	488,488	2,419,739
Wedins Norden AB Series B (a)	4,354,560	956,215
TOTAL SWEDEN		20,116,509
Switzerland - 1.9%
A Hiestand Holding AG	1,533	503,148
Actelion Ltd. (Reg.) (a)	16,228	1,537,339
Ascom Holding AG (Reg.) (a)	82,077	587,751
Bank Sarasin & Co. Ltd. Series B (Reg.)	687	1,014,665
Belimo Holding AG (Reg.)	2,454	906,109
Georg Fischer AG (Reg.) (a)	11,396	1,910,526
Swiss Life Holding (a)	13,291	2,245,570
Common Stocks - continued
	Shares	Value (Note 1)
Switzerland - continued
Swissquote Group Holding SA (a)	20,104	$ 1,424,646
Temenos Group AG (a)	131,181	719,216
TOTAL SWITZERLAND		10,848,970
United Kingdom - 14.8%
Alba PLC	18,700	202,786
Amlin PLC	193,220	474,718
Arena Leisure PLC (a)	82,200	66,854
Atrium Underwriting PLC (a)	269,360	846,629
BBA Group PLC	140,116	616,679
Boosey & Hawkes PLC (a)	99,605	362,857
Caffe Nero Group PLC (a)	350,478	252,386
Collins Stewart Tullett PLC	221,955	1,447,910
Computacenter PLC	129,613	1,010,235
Corin Group PLC	739,925	2,588,950
Cox Insurance Holdings PLC (a)	101,139	139,666
CSS Stellar PLC	46,500	64,607
CustomVis PLC	375,215	419,604
De La Rue PLC	49,426	234,912
Derwent Valley Holdings PLC	70,590	801,372
Domino's Pizza UK & IRL PLC	185,515	539,087
Domnick Hunter Group PLC	154,089	1,035,216
Eidos PLC (a)	1,380,900	3,650,083
Electra Investment Trust PLC (a)	108,683	1,157,398
Flomerics Group PLC	449,658	510,473
French Connection Group PLC	32,132	1,073,917
Future Network PLC (a)	1,331,893	1,286,353
Games Workshop Group PLC	203,858	2,400,648
Hardy Underwriting Group PLC	78,801	353,161
Henlys Group PLC	281,455	419,670
Highbury House Communications PLC	464,036	220,154
Holidaybreak PLC	88,011	842,561
Hornby PLC	147,646	2,745,631
Icap PLC	101,450	2,378,193
Integrated Dental Holdings PLC	33,843	19,210
Intercontinental Hotels Group PLC	116,276	1,053,554
Interior Services Group PLC	89,201	256,942
Intertek Group PLC	89,410	777,934
ITE Group PLC	1,977,342	1,750,588
JJB Sports PLC	203,657	985,193
John David Group PLC	159,679	531,651
KBC Advanced Technologies PLC	183,208	133,484
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Kesa Electricals PLC	1,134,401	$ 4,689,995
LA Fitness PLC	459,104	1,174,638
Lambert Howarth Group PLC	1,094,513	4,376,721
Lawrence PLC	907,566	4,644,095
Lok'nStore Group PLC (a)	250,000	332,526
Luminar PLC	76,012	553,817
Manpower Software PLC (a)	500,000	199,092
Marlborough Stirling PLC (a)	345,669	307,493
Matalan PLC	621,071	2,788,708
Matchnet PLC unit (a)	650,690	2,208,610
Mothercare PLC (a)	231,362	1,266,224
MyTravel Group PLC (a)	19,977	6,262
MyTravel Group PLC warrants 1/5/07 (a)	83,903	12,084
NDS Group PLC sponsored ADR (a)	62,116	1,087,651
Ocean Wilsons Holdings Ltd.	144,111	330,866
Online Travel Corp. PLC (a)(c)	6,724,450	2,164,843
Oystertec PLC (a)	3,258,112	800,479
Pace Micro Technology PLC	158,774	174,867
Peacock Group PLC	313,014	1,264,935
Pendragon PLC	139,416	512,611
Proteome Sciences PLC (a)	177,387	507,954
QA PLC (a)	2,392,862	288,881
Royalblue Group PLC	39,500	299,506
Safeway PLC	866,189	4,256,245
Sanctuary Group PLC	1,099,800	941,068
Shore Capital Group PLC	3,722,696	1,356,163
Singer & Friedlander Group PLC	269,012	959,488
SMG PLC	1,135,042	1,942,447
St. James's Place Capital PLC	561,700	1,475,204
Staffware PLC	39,312	411,318
Ted Baker PLC	194,249	1,188,179
Unite Group PLC	136,286	359,085
Urbium PLC (a)	28,800	211,786
Vanco PLC (a)	7,690	32,249
Wellington Underwriting PLC	427,034	575,235
William Hill PLC	230,260	1,322,617
Wolfson Microelectronics PLC (a)	614,650	2,473,475
WS Atkins PLC	255,671	1,743,666
TOTAL UNITED KINGDOM		82,892,349
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - 0.4%
ActivCard Corp. (a)	81,705	$ 690,407
ResMed, Inc. Chess Depositary Interests (a)	374,191	1,589,002
TOTAL UNITED STATES OF AMERICA		2,279,409
TOTAL COMMON STOCKS (Cost $404,133,509)		474,936,298
Nonconvertible Preferred Stocks - 2.0%

Germany - 2.0%
Draegerwerk AG (non-vtg.)	114,882	6,474,588
Fresenius AG	37,105	2,363,276
Fresenius Medical Care AG	35,662	1,458,336
Rheinmetall AG	27,277	837,691
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $9,445,007)		11,133,891
Convertible Bonds - 0.0%
Principal Amount
United Kingdom - 0.0%
MyTravel Group PLC 7% 1/5/07 (Cost $77,027)	GBP	176,898	80,929
Money Market Funds - 18.8%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.07% (b)	77,015,277	$ 77,015,277
Fidelity Securities Lending Cash Central Fund, 1.09% (b)	27,749,444	27,749,444
TOTAL MONEY MARKET FUNDS (Cost $104,764,721)		104,764,721
TOTAL INVESTMENT PORTFOLIO - 105.8% (Cost $518,420,264)		590,915,839
NET OTHER ASSETS - (5.8)%		(32,177,171)
NET ASSETS - 100%		$ 558,738,668
Currency Abbreviations
GBP	-	British pound
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company
(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $65,872 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Pulsion Medical Systems AG	10/20/03	$ 56,643
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $494,754,815 and $95,853,957, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $167 for the period.
Income Tax Information
The fund hereby designates approximately $85,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2003

Assets
Investment in securities, at value (including securities loaned of $26,503,556) (cost $518,420,264) - See accompanying schedule		$ 590,915,839
Foreign currency held at value (cost $667,432)		667,177
Receivable for investments sold		4,647,029
Receivable for fund shares sold		8,167,917
Dividends receivable		533,201
Interest receivable		61,503
Redemption fees receivable		5,961
Prepaid expenses		529
Other receivables		54,870
Total assets		605,054,026

Liabilities
Payable for investments purchased Regular delivery	$ 17,758,544
Delayed delivery	6,367
Payable for fund shares redeemed	331,765
Accrued management fee	351,933
Distribution fees payable	3,649
Other payables and accrued expenses	113,656
Collateral on securities loaned, at value	27,749,444
Total liabilities		46,315,358

Net Assets		$ 558,738,668
Net Assets consist of:
Paid in capital		$ 474,304,360
Undistributed net investment income		614,412
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		11,335,639
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		72,484,257
Net Assets		$ 558,738,668

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2003

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,959,605 ÷ 280,348 shares)	$ 17.69

Maximum offering price per share (100/94.25 of $17.69)	$ 18.77
Class T: Net Asset Value and redemption price per share ($3,990,371 ÷ 225,665 shares)	$ 17.68

Maximum offering price per share (100/96.50 of $17.68)	$ 18.32
Class B: Net Asset Value and offering price per share ($1,016,047 ÷ 57,663 shares) A	$ 17.62

Class C: Net Asset Value and offering price per share ($1,383,330 ÷ 78,430 shares) A	$ 17.64

International Small Cap Fund: Net Asset Value, offering price and redemption price per share ($546,988,624 ÷ 30,880,737 shares)	$ 17.71

Institutional Class: Net Asset Value, offering price and redemption price per share ($400,691 ÷ 22,610 shares)	$ 17.72

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2003

Investment Income
Dividends		$ 1,947,285
Special Dividends		235,363
Interest		175,661
Security lending		81,504
		2,439,813
Less foreign taxes withheld		(182,569)
Total income		2,257,244

Expenses
Management fee Basic fee	$ 974,384
Performance adjustment	29,591
Transfer agent fees	225,702
Distribution fees	8,229
Accounting and security lending fees	93,965
Non-interested trustees' compensation	307
Custodian fees and expenses	230,448
Registration fees	159,831
Audit	42,608
Legal	5,300
Miscellaneous	1,922
Total expenses before reductions	1,772,287
Expense reductions	(31,757)	1,740,530
Net investment income (loss)		516,714
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $15,787 on sales of investments in affiliated issuers)	11,325,196
Foreign currency transactions	118,286
Total net realized gain (loss)		11,443,482
Change in net unrealized appreciation (depreciation) on: Investment securities	72,493,135
Assets and liabilities in foreign currencies	(11,164)
Total change in net unrealized appreciation (depreciation)		72,481,971
Net gain (loss)		83,925,453
Net increase (decrease) in net assets resulting from operations		$ 84,442,167

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2003	For the period September 18, 2002 (commencement of operations) to October 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 516,714	$ (1,766)
Net realized gain (loss)	11,443,482	18,692
Change in net unrealized appreciation (depreciation)	72,481,971	2,286
Net increase (decrease) in net assets resulting from operations	84,442,167	19,212
Distributions to shareholders from net realized gain	(27,060)	-
Share transactions - net increase (decrease)	470,607,516	3,405,761
Redemption fees	290,434	638
Total increase (decrease) in net assets	555,313,057	3,425,611

Net Assets
Beginning of period	3,425,611	-
End of period (including undistributed net investment income of $614,412 and accumulated net investment loss of $2,120, respectively)	$ 558,738,668	$ 3,425,611

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended October 31,	2003 G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.35
Income from Investment Operations
Net investment income (loss) E	.02 F
Net realized and unrealized gain (loss)	5.30
Total from investment operations	5.32
Redemption fees added to paid in capital E	.02
Net asset value, end of period	$ 17.69
Total Return B,C,D	43.24%
Ratios to Average Net Assets H
Expenses before expense reductions	1.77% A
Expenses net of voluntary waivers, if any	1.77% A
Expenses net of all reductions	1.74% A
Net investment income (loss)	.28% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,960
Portfolio turnover rate	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.01 per share.

G For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Year ended October 31,	2003 G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.35
Income from Investment Operations
Net investment income (loss) E	- F,I
Net realized and unrealized gain (loss)	5.31
Total from investment operations	5.31
Redemption fees added to paid in capitalE	.02
Net asset value, end of period	$ 17.68
Total Return B,C,D	43.16%
Ratios to Average Net Assets H
Expenses before expense reductions	2.12% A
Expenses net of voluntary waivers, if any	2.12% A
Expenses net of all reductions	2.09% A
Net investment income (loss)	(.07)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,990
Portfolio turnover rate	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.01 per share.

G For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per-share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended October 31,	2003 G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.35
Income from Investment Operations
Net investment income (loss) E	(.05) F
Net realized and unrealized gain (loss)	5.30
Total from investment operations	5.25
Redemption fees added to paid in capital E	.02
Net asset value, end of period	$ 17.62
Total Return B,C,D	42.67%
Ratios to Average Net Assets H
Expenses before expense reductions	2.76% A
Expenses net of voluntary waivers, if any	2.76% A
Expenses net of all reductions	2.73% A
Net investment income (loss)	(.71)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,016
Portfolio turnover rate	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.01 per share.

G For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended October 31,	2003 G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.35
Income from Investment Operations
Net investment income (loss) E	(.04) F
Net realized and unrealized gain (loss)	5.31
Total from investment operations	5.27
Redemption fees added to paid in capital E	.02
Net asset value, end of period	$ 17.64
Total Return B,C,D	42.83%
Ratios to Average Net Assets H
Expenses before expense reductions	2.57% A
Expenses net of voluntary waivers, if any	2.57% A
Expenses net of all reductions	2.55% A
Net investment income (loss)	(.52)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,383
Portfolio turnover rate	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.01 per share.

G For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap Fund

Years ended October 31,	2003	2002 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.87	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.07 E	(.01)
Net realized and unrealized gain (loss)	7.75	(.12) F
Total from investment operations	7.82	(.13)
Distributions from net realized gain	(.02)	-
Redemption fees added to paid in capital D	.04	-I
Net asset value, end of period	$ 17.71	$ 9.87
Total Return B,C	79.78%	(1.30)%
Ratios to Average Net Assets H
Expenses before expense reductions	1.54%	13.70% A
Expenses net of voluntary waivers, if any	1.54%	1.80% A
Expenses net of all reductions	1.51%	1.80% A
Net investment income (loss)	.46%	(.56)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 546,989	$ 3,426
Portfolio turnover rate	84%	85% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend which amounted to $.03 per share.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

G For the period September 18, 2002 (commencement of operations) to October 31, 2002.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per-share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Year ended October 31,	2003 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.35
Income from Investment Operations
Net investment income (loss) D	.04 E
Net realized and unrealized gain (loss)	5.31
Total from investment operations	5.35
Redemption fees added to paid in capital D	.02
Net asset value, end of period	$ 17.72
Total Return B,C	43.48%
Ratios to Average Net Assets G
Expenses before expense reductions	1.51% A
Expenses net of voluntary waivers, if any	1.51% A
Expenses net of all reductions	1.48% A
Net investment income (loss)	.54% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 401
Portfolio turnover rate	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend which amounted to $.01 per share.

F For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2003

1. Significant Accounting Policies.

Fidelity International Small Cap Fund (the fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, International Small Cap (the original class), and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The fund commenced sale of Class A, Class T, Class B, Class C, and Institutional shares on May 27, 2003. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of

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Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

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Security Valuation - continued

making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and

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Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 77,517,402	|
Unrealized depreciation	(5,457,380)
Net unrealized appreciation (depreciation)	72,060,022
Undistributed ordinary income	12,052,118

Cost for federal income tax purposes	$ 518,855,817

The tax character of distributions paid was as follows:

	October 31, 2003	October 31, 2002
Ordinary Income	$ 27,060	$ -

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a short-term trading fee equal to 2.00% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund

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2. Operating Policies - continued

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Repurchase Agreements - continued

may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Notes to Financial Statements - continued

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

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4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of International Small Cap (the original class) as compared to an appropriate benchmark index. The fund's performance adjustment took effect in September, 2003. Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate, including the performance adjustment, was .88% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. Class A and Class T Plans also authorize the use of brokerage commissions to pay distribution expenses. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, the total amounts paid to and retained by FDC and the amount of distribution expenses paid with brokerage commissions were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC	Paid with Commissions
Class A	-	.25%	$ 1,070	$ 73	$ -
Class T	.25%	.25%	3,478	182	-
Class B	.75%	.25%	1,758	1,438
Class C	.75%	.25%	1,923	1,370
			$ 8,229	$ 3,063	$ -

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

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Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,125
Class T	4,155
Class B*	-
Class C*	-
$ 10,280

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund, except for International Small Cap. Fidelity Service Company, Inc. (FSC), an affiliate of FMR is the transfer agent for International Small Cap shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC or FSC:

	Amount	% of Average Net Assets
Class A	$ 706	.16*
Class T	1,800	.25*
Class B	714	.40*
Class C	432	.22*
International Small Cap	221,957.20
Institutional Class	93	.13*
	$ 225,702

* Annualized.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC) maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

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4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $112,402 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

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Notes to Financial Statements - continued

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services may include payments of expenses on behalf of the fund to support distribution of fund shares for Class A and Class T ("Distribution Expense Reduction") and to pay other fund expenses, such as transfer agent fees ("Other Expense Reduction") collectively referred to as "Brokerage Service Arrangements" in the accompanying table. Brokerage service arrangements generally benefits all shareholders of each class by reducing fund expenses. Each of Class A and Class T shareholders' Other Expense Reduction benefit is reduced by the amount of any Distribution Expense Reduction. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

Brokerage Service Arrangements
	Distribution expense reduction	Other expense reduction	Custody expense reduction	Transfer Agent expense reduction

Fund Level	$ -	$ 31,745	$ 12	$ -

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2003	2002
From net realized gain
International Small Cap	$ 27,060	$ -

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9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended October 31,		Dollars Years ended October 31,
	2003A	2002B	2003A	2002B
Class A
Shares sold	287,827	-	$ 4,774,574	$ -
Shares redeemed	(7,479)	-	(125,524)	-
Net increase (decrease)	280,348	-	$ 4,649,050	$ -
Class T
Shares sold	229,190	-	$ 3,468,992	$ -
Shares redeemed	(3,525)	-	(55,853)	-
Net increase (decrease)	225,665	-	$ 3,413,139	$ -
Class B
Shares sold	60,233	-	$ 911,644	$ -
Shares redeemed	(2,570)	-	(40,678)	-
Net increase (decrease)	57,663	-	$ 870,966	$ -
Class C
Shares sold	88,372	-	$ 1,388,024	$ -
Shares redeemed	(9,942)	-	(158,911)	-
Net increase (decrease)	78,430	-	$ 1,229,113	$ -
International Small Cap
Shares sold	32,919,552	350,328	$ 492,932,712	$ 3,437,639
Reinvestment of distributions	2,491	-	25,785	-
Shares redeemed	(2,388,222)	(3,412)	(32,859,600)	(31,878)
Net increase (decrease)	30,533,821	346,916	$ 460,098,897	$ 3,405,761
Institutional Class
Shares sold	23,006	-	$ 351,524	$ -
Shares redeemed	(396)	-	(5,173)	-
Net increase (decrease)	22,610	-	$ 346,351	$ -

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period May 27, 2003 (commencement of sale of shares)
to October 31, 2003.

B For the period September 18, 2002 (commencement of operations) to October 31, 2002.

10. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Hyrican Informationssysteme	$ -	$ 138,521	$ -	$ -
Online Travel Corp. PLC	227,512	-	-	2,164,843
Totals	$ 227,512	$ 138,521	$ -	$ 2,164,843

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the Fund), a fund of Fidelity Investment Trust, including the portfolio of investments, as of October 31, 2003, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Fund as of October 31, 2003, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 12, 2003

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Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 289 funds advised by FMR or an affiliate. Mr. McCoy oversees 291 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member] may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of International Small Cap (2002). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Dr. Heilmeier may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
George H. Heilmeier (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Philip L. Bullen (44)

Year of Election or Appointment: 2002

Vice President of International Small Cap. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of International Small Cap. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of International Small Cap. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of International Small Cap. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of International Small Cap. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of International Small Cap. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1986 Assistant Treasurer of International Small Cap. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of International Small Cap. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of International Small Cap. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of International Small Cap. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity International Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
International Small Cap	12/15/03	12/12/03	$.02	$.31

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Small Cap	12/16/02	$.020	$.001

The fund will notify shareholders in January 2004 of amounts for use in preparing 2003 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

Annual Report

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

3518 Route 1 North
Princeton, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

6005 West Park Boulevard
Plano, TX 75093

Annual Report

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Limited
Fidelity Investments Japan Limited

Fidelity International Investment
Advisors
Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

Mellon Bank
Pittsburgh, PA

Brown Brothers Harriman & Co.
Boston, MA

Global Balanced Fund

JPMorgan Chase Bank
New York, NY

Aggressive International Fund, Diversified International Fund, International Growth & Income Fund, Overseas Fund, Worldwide Fund

Fidelity's International Equity Funds

Aggressive International Fund

Canada Fund

China Region Fund

Diversified International Fund

Emerging Markets Fund

Europe Fund

Europe Capital Appreciation Fund

Global Balanced Fund

International Growth & Income Fund

International Small Cap Fund

Japan Fund

Japan Smaller Companies Fund

Latin America Fund

Nordic Fund

Overseas Fund

Pacific Basin Fund

Southeast Asia Fund

Worldwide Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity (registered trademark) INVESTMENTS)

Corporate Headquarters

82 Devonshire St., Boston, MA 02109

www.fidelity.com

ISC-UANN-1203
1.793584.100

Fidelity's

Broadly Diversified International Equity

Funds

Fidelity® Global Balanced Fund

Fidelity International Growth & Income Fund

Fidelity Diversified International Fund

Fidelity Aggressive International Fund

Fidelity Overseas Fund

Fidelity Worldwide Fund

Annual Report

October 31, 2003

Global Balanced Fund	A-4	Performance
	A-5	Management's Discussion
	A-6	Investment Changes
	A-7	Investments
	A-14	Financial Statements
International Growth & Income Fund	A-16	Performance
	A-17	Management's Discussion
	A-18	Investment Changes
	A-19	Investments
	A-24	Financial Statements
Diversified International Fund	A-26	Performance
	A-27	Management's Discussion
	A-28	Investment Changes
	A-29	Investments
	A-36	Financial Statements
Aggressive International Fund	A-38	Performance
	A-39	Management's Discussion
	A-40	Investment Changes
	A-41	Investments
	A-43	Financial Statements
Overseas Fund	A-45	Performance
	A-46	Management's Discussion
	A-47	Investment Changes
	A-48	Investments
	A-52	Financial Statements
Worldwide Fund	A-54	Performance
	A-55	Management's Discussion
	A-56	Investment Changes
	A-57	Investments
	A-63	Financial Statements
Notes to Financial Statements	A-65	Notes to the Financial Statements
Auditors' Opinion	A-70
Trustees and Officers	A-72
Distributions	A-77
Prospectus	P-1

For a free copy of the funds' proxy voting guidelines visit www.fidelity.com/goto/proxyguidelines, call 1-800-544-8544, or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by
Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank. For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Global Balanced

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2003	Past 1 year	Past 5 years	Past 10 years
Fidelity Global Balanced	23.49%	5.62%	5.93%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Global Balanced Fund on October 31, 1993. The chart shows how the value of your investment would have grown, and also shows how the Morgan Stanley Capital International World Index did over the same period.

Annual Report

Global Balanced

Management's Discussion of Fund Performance

Comments from Rick Mace, Portfolio Manager of Fidelity® Global Balanced Fund

Mirroring the U.S. rally, most international stock markets rebounded sharply during the 12-month period ending October 31, 2003. Encouraged by improved corporate earnings, favorable interest rates and the easing of geopolitical tensions, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a proxy for stock markets outside the United States and Canada - gained 27.39% during the past year. From a regional perspective, all 16 countries in the MSCI Europe index - which gained 24.56% - had double-digit advances. Spain, Denmark and Sweden were among the region's best performers. In Japan, increased capital spending, exports and machinery orders helped the Tokyo Stock Exchange Stock Price Index (TOPIX) advance 36.39%. Following the SARS epidemic, other Asian markets also rebounded. For instance, the Hong Kong market, as measured by the Hang Seng Index, gained 34.51%. Emerging markets also fared well, particularly Latin America. The MSCI Emerging Markets Free-Latin America index rose 59.75%. Canadian equities, as measured by the S&P/TSX Composite Index, also posted an impressive annual gain, advancing 50.66%.

For the 12 months ending October 31, 2003, Fidelity Global Balanced Fund returned 23.49%, topping the LipperSM Global Flexible Portfolio Funds Average, which rose 22.14%, as well as the 20.31% return for the Fidelity Global Balanced Composite Index - a 60%/40% blend of the Morgan Stanley Capital International World Index and the Citigroup® World Government Bond Index. Increasing the fund's exposure to strong-performing European and Japanese bonds made a significant contribution to the fund's performance. In particular, positions in corporate bonds of U.K. cable provider Telewest rallied sharply as investors responded to improvements in the company's balance sheet. I also raised the fund's equity exposure relative to the MSCI World index, which worked out well. Several Japanese holdings - including brokerage Mitsubishi Securities and telecom services provider KDDI - were top performers. On the down side, overweighting relatively poor-performing Canadian energy stocks held back the fund's return, as did stock picking in the United States. Among equities, individual disappointments included an out-of-benchmark position in U.S. pharmaceutical company Schering-Plough and Dutch market maker Van der Moolen, both of which had double-digit declines.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Global Balanced

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2003
United States of America	41.8%
Japan	22.2%
United Kingdom	12.2%
Germany	7.7%
France	3.2%
Switzerland	2.0%
Italy	1.7%
Canada	1.1%
Netherlands	1.1%
Other	7.0%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2003
United States of America	51.9%
Japan	13.3%
United Kingdom	9.8%
Germany	6.3%
France	4.6%
Netherlands	2.1%
Multi-National	1.9%
Switzerland	1.9%
Spain	1.2%
Other	7.0%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	64.6	69.2
Bonds	27.1	30.1
Short-Term Investments and Net Other Assets	8.3	0.7
Top Five Stocks as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp. (United States of America)	0.9	1.0
Toyota Motor Corp. (Japan)	0.9	0.5
General Electric Co. (United States of America)	0.8	1.1
Intel Corp. (United States of America)	0.8	0.3
Forest Laboratories, Inc. (United States of America)	0.7	0.2
	4.1
Top Five Bond Issuers as of October 31, 2003
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
Japan Government	7.7	0.0
German Federal Republic	4.0	1.4
U.S. Treasury Obligations	3.7	16.5
Telewest PLC	3.5	0.0
United Kingdom, Great Britain & Northern Ireland	2.2	3.9
	21.1
Market Sectors as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	16.5	11.6
Financials	15.5	17.0
Information Technology	11.3	8.7
Telecommunication Services	6.4	5.6
Health Care	6.3	8.5
Industrials	5.5	5.1
Consumer Staples	3.4	5.8
Energy	3.3	4.5
Materials	2.5	2.4
Utilities	0.7	1.0

Annual Report

Global Balanced

Investments October 31, 2003

Showing Percentage of Net Assets

Common Stocks - 64.2%
	Shares	Value (Note 1)
Australia - 0.6%
News Corp. Ltd.	13,832	$ 123,278
News Corp. Ltd. ADR	4,900	174,685
Promina Group Ltd.	101,900	239,437
QBE Insurance Group Ltd.	14,904	108,648
TOTAL AUSTRALIA		646,048
Belgium - 0.2%
Colruyt NV	1,500	135,539
Mobistar SA (a)	3,000	150,135
TOTAL BELGIUM		285,674
Brazil - 0.0%
Uniao de Bancos Brasileiros SA (Unibanco) GDR	1,650	36,482
Canada - 1.1%
Alcan, Inc.	700	27,926
Biovail Corp. (a)	11,600	279,069
Bro-X Minerals Ltd. (a)	600	0
EnCana Corp.	6,300	216,307
Newmont Mining Corp. of Canada Ltd. (exchangeable shares)	400	17,432
Talisman Energy, Inc.	15,670	765,257
TOTAL CANADA		1,305,991
Cayman Islands - 0.1%
Garmin Ltd.	2,000	100,060
China - 0.5%
Byd Co. Ltd. (H Shares)	48,500	126,471
China Petroleum & Chemical Corp. (H Shares)	554,000	183,701
PICC Property & Casualty Co. Ltd. (H Shares)	86,000	20,136
Sinopec Shanghai Petrochemical Co. Ltd. (H Shares)	636,000	180,179
Weiqiao Textile Co. Ltd. (H Shares)	18,000	21,093
TOTAL CHINA		531,580
Denmark - 0.5%
Coloplast AS Series B	1,900	159,293
Danske Bank AS	7,400	148,759
Novo Nordisk AS Series B	4,450	159,496
Novozymes AS Series B	3,000	96,305
TOTAL DENMARK		563,853
Finland - 0.2%
Nokia Corp. sponsored ADR	12,600	214,074
France - 1.4%
Alcatel SA (RFD) (a)	13,200	173,976
AXA SA	5,800	109,520
AXA SA sponsored ADR	4,800	91,200
BNP Paribas SA	5,100	267,046
Business Objects SA (a)	3,100	101,272
France Telecom SA sponsored ADR	4,500	109,080

	Shares	Value (Note 1)
Pernod-Ricard	1,425	$ 137,016
Renault SA	1,950	128,536
Total SA Series B	1,823	284,643
Vivendi Universal SA sponsored ADR (a)	9,400	197,682
TOTAL FRANCE		1,599,971
Germany - 2.0%
Allianz AG:
(Reg.)	700	74,783
sponsored ADR	14,200	153,218
Altana AG	440	27,632
Altana AG sponsored ADR	680	42,704
BASF AG	900	41,141
Bayerische Motoren Werke AG (BMW)	2,200	87,799
Bijou Brigitte Modische Accessoires AG	2,700	109,161
DAB Bank AG (a)	12,441	102,039
Deutsche Bank AG	1,900	124,450
Deutsche Bank AG (NY Shares)	700	45,850
Deutsche Boerse AG	8,933	494,862
Deutsche Telekom AG (Reg.) (a)	16,400	256,004
Infineon Technologies AG sponsored ADR (a)	2,700	39,690
Metro AG	4,500	183,394
Muenchener Rueckversicherungs-Gesellschaft AG:
rights 11/10/03 (a)	400	3,295
(Reg.)	400	47,538
Puma AG	350	50,877
SAP AG sponsored ADR	2,800	102,312
Siemens AG (Reg.)	3,200	215,008
Stada Arzneimittel AG	1,561	80,634
Zapf Creation AG (a)	1,600	49,415
TOTAL GERMANY		2,331,806
Greece - 0.2%
Greek Organization of Football Prognostics SA	7,940	97,500
Public Power Corp. of Greece	7,900	169,674
TOTAL GREECE		267,174
Hong Kong - 0.6%
ASM Pacific Technology Ltd.	44,500	166,468
Esprit Holdings Ltd.	50,000	157,103
Li & Fung Ltd.	70,000	117,634
SmarTone Telecommunications Holdings Ltd.	71,000	115,200
Wing Hang Bank Ltd.	24,500	151,122
TOTAL HONG KONG		707,527
Indonesia - 0.3%
PT Bank Mandiri Persero Tbk	2,500,000	279,528
PT Bank Rakyat Indonesia (a)(f)	671,500	69,154
TOTAL INDONESIA		348,682
Common Stocks - continued
	Shares	Value (Note 1)
Ireland - 0.4%
Fyffes PLC (Ireland)	72,000	$ 130,117
IAWS Group PLC (Ireland)	15,100	160,932
Independent News & Media PLC (Ireland)	46,100	100,401
Paddy Power PLC	16,000	117,328
TOTAL IRELAND		508,778
Italy - 0.6%
Banca di Roma Spa (a)	35,200	97,947
Banca Intesa Spa	60,500	203,671
Bulgari Spa	14,200	128,458
ENI Spa sponsored ADR	2,000	159,000
Riunione Adriatica di Sicurta Spa (RAS)	4,500	70,068
TOTAL ITALY		659,144
Japan - 14.5%
Bank of Yokohama Ltd.	21,000	90,731
Bridgestone Corp.	16,000	209,569
Canon, Inc.	14,000	685,300
D&M Holdings, Inc. (a)	28,000	112,061
Daikin Industries Ltd.	7,000	149,309
Daito Trust Construction Co.	5,800	179,371
Denso Corp.	6,200	117,582
Don Quijote Co. Ltd.	4,300	231,153
Dowa Mining Co. Ltd.	24,000	129,671
East Japan Railway Co.	32	144,952
Enplas Corp.	2,900	96,280
ESPEC Corp.	13,000	130,071
Fast Retailing Co. Ltd.	5,100	309,878
FCC Co. Ltd.	3,400	111,024
Fuji Photo Film Co. Ltd.	7,000	206,294
Fuji Television Network, Inc.	34	180,917
H.I.S. Co. Ltd.	6,900	144,351
Heiwa Corp.	5,500	79,643
Hitachi Chemical Co. Ltd.	6,100	98,541
Hoya Corp.	2,300	208,159
Ito Yokado Ltd.	7,000	257,231
Japan Medical Dynamic Marketing, Inc.	6,100	86,001
Japan Radio Co. Ltd. (a)	29,000	140,331
Japan Real Estate Investment Corp.	22	128,670
Japan Retail Fund Investment Corp.	31	181,308
Japan Tobacco, Inc.	36	240,349
KDDI Corp.	119	646,198
Keyence Corp.	900	197,944
Konica Minolta Holdings, Inc.	41,500	545,457
Kyocera Corp.	2,700	162,580
Kyorin Pharmaceutical Co. Ltd.	7,000	105,376
Matsushita Electric Industrial Co. Ltd.	21,000	275,520
Meitec Corp.	2,200	78,643
Millea Holdings, Inc.	20	238,312
Mitsubishi Rayon Co. Ltd.	23,000	85,356
Mitsubishi Securities Co. Ltd.	20,000	227,397

	Shares	Value (Note 1)
Mitsubishi Tokyo Financial Group, Inc. (MTFG)	44	$ 322,960
Mitsui & Co. Ltd.	26,000	189,194
Mitsui Fudosan Co. Ltd.	15,000	139,576
Mizuho Financial Group, Inc. (a)	95	232,445
Murata Manufacturing Co. Ltd.	2,500	142,123
NEC Electronics Corp.	1,500	115,427
Nichicon Corp.	7,700	89,509
Nichii Gakkan Co.	1,430	77,782
Nidec Copal Corp.	5,300	88,703
Nihon Trim Co. Ltd.	2,400	121,594
Nikon Corp. (a)	21,000	318,801
Nippon Telegraph & Telephone Corp.	77	346,192
Nissan Motor Co. Ltd.	22,900	258,884
Nissen Co. Ltd.	5,700	106,544
Nitto Denko Corp.	3,700	194,188
Nomura Holdings, Inc.	26,000	446,498
NS Solutions Corp.	1,600	103,329
NTN Corp.	34,000	177,206
ORIX Corp.	2,100	176,687
Pal Co. Ltd.	2,600	117,064
Ricoh Co. Ltd.	7,000	132,754
Rohm Co. Ltd.	2,200	296,562
Salomon & Taylor Made Co. Ltd.	11,000	83,846
Sanken Electric Co. Ltd.	10,000	110,879
Shin-Etsu Chemical Co. Ltd.	9,500	353,420
Shinko Electric Industries Co.Ltd.	3,900	95,780
Skylark Co. Ltd.	6,700	110,367
SMC Corp.	1,500	180,508
Sumisho Lease Co. Ltd.	6,300	193,687
Sumitomo Chemical Co. Ltd.	46,000	171,548
Sumitomo Corp.	24,000	166,564
Sumitomo Electric Industries Ltd.	12,000	103,147
Sumitomo Mitsui Financial Group, Inc.	92	462,761
Takeda Chemical Industries Ltd.	8,600	304,293
Tokyo Electric Power Co.	14,300	305,016
Tokyo Electron Ltd.	4,000	286,702
Toshiba Corp.	41,000	164,462
Toyoda Gosei Co. Ltd.	6,900	203,975
Toyota Motor Corp.	35,500	1,029,855
UFJ Holdings, Inc. (a)	82	350,555
UMC Japan (a)	78	106,422
Uniden Corp.	9,000	171,093
USS Co. Ltd.	1,290	91,640
Yamada Denki Co. Ltd.	2,600	82,772
Yamanouchi Pharmaceutical Co. Ltd.	4,200	105,439
Yokogawa Electric Corp.	12,000	140,258
York-Benimaru Co. Ltd.	3,300	79,543
TOTAL JAPAN		16,860,084
Korea (South) - 0.5%
Honam Petrochemical Corp.	3,900	156,198
Samsung Electronics Co. Ltd.	440	174,736
Common Stocks - continued
	Shares	Value (Note 1)
Korea (South) - continued
Samsung Fire & Marine Insurance Co. Ltd.	2,000	$ 114,237
Shinsegae Co. Ltd.	700	140,473
TOTAL KOREA (SOUTH)		585,644
Netherlands - 1.1%
ASM International NV (Nasdaq) (a)	5,700	99,807
ASML Holding NV (NY Shares) (a)	16,450	288,698
Euronext NV	4,775	116,440
ING Groep NV (Certificaten Van Aandelen)	5,400	112,536
Koninklijke KPN NV (a)	12,100	91,673
Koninklijke Philips Electronics NV	3,800	101,992
Koninklijke Philips Electronics NV (NY Shares)	4,600	123,464
Unilever NV (NY Shares)	1,610	94,427
Vedior NV (Certificaten Van Aandelen)	9,300	133,592
VNU NV	3,700	112,300
TOTAL NETHERLANDS		1,274,929
Norway - 0.1%
TANDBERG Television ASA (a)	30,000	112,239
Russia - 0.2%
Mobile TeleSystems OJSC sponsored ADR	1,500	116,235
YUKOS Corp. sponsored ADR	2,663	123,031
TOTAL RUSSIA		239,266
Singapore - 0.1%
Singapore Exchange Ltd.	111,400	106,309
Spain - 0.8%
Actividades de Construccion y Servicios SA (ACS)	2,000	83,918
Altadis SA (Spain)	3,400	82,162
Banco Popular Espanol SA (Reg.)	1,600	82,908
Banco Santander Central Hispano SA	8,700	83,148
Compania de Distribucion Integral Logista SA	3,900	104,591
Corporacion Mapfre SA (Reg.)	7,223	89,699
Repsol YPF SA	6,300	109,431
Telefonica SA sponsored ADR	6,400	239,360
TOTAL SPAIN		875,217
Sweden - 0.9%
Eniro AB	14,900	118,891
Hennes & Mauritz AB (H&M) (B Shares)	2,950	62,331
Modern Times Group AB (MTG) (B Shares) (a)	5,700	106,609
OMHEX AB	19,500	199,162
Svenska Handelsbanken AB (A Shares)	3,100	54,419
Tele2 AB (B Shares) (a)	4,050	202,945
Telefonaktiebolaget LM Ericsson ADR (a)	17,400	297,192
TOTAL SWEDEN		1,041,549

	Shares	Value (Note 1)
Switzerland - 2.0%
Actelion Ltd. (Reg.) (a)	1,300	$ 123,154
Compagnie Financiere Richemont unit	9,740	218,325
Credit Suisse Group sponsored ADR	10,700	377,496
INFICON Holding AG (a)	1,440	107,415
Micronas Semiconductor Holding AG	2,440	101,014
Nobel Biocare Holding AG (Switzerland)	660	58,340
Novartis AG (Reg.)	12,620	484,229
Roche Holding AG (participation certificate)	4,300	354,431
Saurer AG (Reg.)	1,080	45,920
Swiss Reinsurance Co. (Reg.)	1,220	76,489
UBS AG (NY Shares)	4,600	282,164
Zurich Financial Services AG	680	86,737
TOTAL SWITZERLAND		2,315,714
Taiwan - 0.5%
Ambit Microsystems Corp.	41,800	114,571
Chinatrust Financial Holding Co.	118,770	123,566
Hon Hai Precision Industries Co. Ltd.	32,400	145,146
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	86,378	170,567
TOTAL TAIWAN		553,850
Thailand - 0.2%
Land & House PCL (For. Reg.)	577,000	194,981
Turkey - 0.1%
Turkcell Iletisim Hizmet AS sponsored ADR (a)	4,700	89,300
United Kingdom - 6.1%
3i Group PLC	16,200	170,186
Alliance & Leicester PLC	8,000	120,235
Anglo American PLC (United Kingdom)	1,700	34,739
AstraZeneca PLC (United Kingdom)	7,400	352,832
Aviva PLC	9,500	77,828
BP PLC sponsored ADR	6,600	279,708
British Sky Broadcasting Group PLC (BSkyB) sponsored ADR (a)	2,750	121,550
Caffe Nero Group PLC (a)	106,600	76,765
Corin Group PLC	32,200	112,666
Domino's Pizza UK & IRL PLC	27,328	79,412
Enterprise Inns PLC	6,700	95,985
French Connection Group PLC	4,500	150,399
Galen Holdings PLC sponsored ADR	1,900	96,235
Games Workshop Group PLC	6,400	75,367
GlaxoSmithKline PLC	8,150	176,407
Hilton Group PLC	34,000	111,763
HSBC Holdings PLC:
(Hong Kong) (Reg.)	8,424	126,478
(United Kingdom) (Reg.)	43,200	648,605
sponsored ADR	49	3,678
Icap PLC	3,200	75,014
Intercontinental Hotels Group PLC ADR	14,700	135,534
Intermediate Capital Group PLC	6,600	115,073
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Intertek Group PLC	9,900	$ 86,137
Inventive Leisure PLC	24,613	55,258
ITE Group PLC	61,400	54,359
Kesa Electricals PLC	24,200	100,051
Lastminute.com PLC (a)	20,300	101,985
Lloyds TSB Group PLC	16,200	112,336
London Stock Exchange PLC	14,100	91,383
Man Group PLC	7,600	186,594
Next PLC	6,600	131,960
Peacock Group PLC	24,900	100,624
Pearson PLC	8,600	88,888
Prudential PLC	16,100	124,737
Reckitt Benckiser PLC	4,800	100,851
Rio Tinto PLC sponsored ADR	900	89,145
Royal Bank of Scotland Group PLC	11,972	320,306
Schroder Venture International Investment Trust PLC (a)	12,700	104,151
Schroders PLC	10,300	130,805
Shell Transport & Trading Co. PLC (Reg.)	56,700	360,612
Shire Pharmaceuticals Group PLC (a)	10,400	79,387
Signet Group PLC	52,000	91,193
Standard Chartered PLC	7,800	124,564
Tesco PLC	34,900	139,705
Trinity Mirror PLC	13,700	125,584
Unilever PLC	13,500	115,425
Vodafone Group PLC sponsored ADR	25,800	545,670
William Hill PLC	16,200	93,053
WPP Group PLC	18,000	171,253
TOTAL UNITED KINGDOM		7,062,475
United States of America - 28.4%
3M Co.	3,300	260,271
Accredo Health, Inc. (a)	2,300	73,508
Adobe Systems, Inc.	3,800	166,592
AFLAC, Inc.	5,100	186,048
Agere Systems, Inc.:
Class A (a)	287	999
Class B (a)	463	1,570
Agilent Technologies, Inc. (a)	4,100	102,172
Allegheny Energy, Inc. (a)	8,400	88,872
Allergan, Inc.	1,200	90,744
AMBAC Financial Group, Inc.	1,000	70,740
American Eagle Outfitters, Inc. (a)	50	800
American Express Co.	11,000	516,230
American International Group, Inc.	11,887	723,086
American Standard Companies, Inc. (a)	1,500	143,550
Amphenol Corp. Class A (a)	1,200	70,500
Analog Devices, Inc. (a)	3,300	146,289
Anthem, Inc. (a)	43	2,942
Apache Corp.	2,740	191,033
Apple Computer, Inc. (a)	5,400	123,606
Applied Materials, Inc. (a)	8,000	186,960
At Road, Inc. (a)	6,500	83,850

	Shares	Value (Note 1)
AT&T Corp.	160	$ 2,974
AutoZone, Inc. (a)	1,100	105,710
Avon Products, Inc.	8,900	604,844
Baker Hughes, Inc.	2,400	67,824
Bank of New York Co., Inc.	6,900	215,211
BEA Systems, Inc. (a)	6,900	95,910
Bear Stearns Companies, Inc.	2,200	167,750
BellSouth Corp.	13,100	344,661
Best Buy Co., Inc.	4,100	239,071
Biomet, Inc.	7,200	258,192
BJ Services Co. (a)	2,700	88,587
Bowater, Inc.	2,400	97,992
Burlington Resources, Inc.	1,100	53,504
C.R. Bard, Inc.	1,200	96,060
Caterpillar, Inc.	1,800	131,904
CDI Corp.	5,800	189,950
Central Garden & Pet Co. Class A (a)	2,900	80,214
Ceridian Corp. (a)	4,800	100,800
Champion Enterprises, Inc. (a)	17,100	121,410
Charles River Laboratories International, Inc. (a)	3,100	99,944
Charles Schwab Corp.	6,400	86,784
ChevronTexaco Corp.	3,300	245,190
Cintas Corp.	3,900	166,374
Cisco Systems, Inc. (a)	25,000	524,500
Citigroup, Inc.	14,168	671,563
Citizens Communications Co. (a)	6,400	79,680
Clear Channel Communications, Inc.	96	3,919
Colgate-Palmolive Co.	2,900	154,251
Comcast Corp. Class A (a)	75	2,544
Comverse Technology, Inc. (a)	100	1,804
Concord EFS, Inc. (a)	100	1,069
ConocoPhillips	23	1,314
CVS Corp.	3,900	137,202
Danaher Corp.	1,700	140,845
Dean Foods Co. (a)	2,700	81,675
Deere & Co.	1,800	109,116
Dell, Inc. (a)	14,300	516,516
Delta Air Lines, Inc.	100	1,302
Dow Chemical Co.	10,900	410,821
E.W. Scripps Co. Class A	2,300	213,693
Eaton Corp.	1,100	110,264
ENSCO International, Inc.	2,600	68,510
Exact Sciences Corp. (a)	5,100	54,162
Fifth Third Bancorp	2,900	168,084
First Data Corp.	4,100	146,370
Florida Rock Industries, Inc.	1,200	68,700
Fluor Corp.	3,200	118,656
Forest Laboratories, Inc. (a)	17,200	860,172
Fox Entertainment Group, Inc. Class A (a)	14,100	390,570
Gap, Inc.	9,400	179,352
Genentech, Inc. (a)	8,000	655,760
General Electric Co.	32,400	939,924
General Motors Corp. Class H (a)	13,600	223,448
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Goldman Sachs Group, Inc.	3,800	$ 356,820
Grant Prideco, Inc. (a)	500	5,670
Hewlett-Packard Co.	15,000	334,650
Home Depot, Inc.	11,850	439,280
Ingersoll-Rand Co. Ltd. Class A	2,500	151,000
Intel Corp.	27,300	902,265
InterActiveCorp (a)	2,700	99,117
International Paper Co.	2,000	78,700
Intersil Corp. Class A	4,100	105,739
KLA-Tencor Corp. (a)	1,600	91,728
Kohl's Corp. (a)	2,900	162,603
Labor Ready, Inc. (a)	200	2,174
Lehman Brothers Holdings, Inc.	1,600	115,200
Liberty Media Corp. Class A (a)	12,648	127,618
Lockheed Martin Corp.	5,400	250,344
Lowe's Companies, Inc.	1,900	111,967
Lucent Technologies, Inc. (a)	500	1,600
Lyondell Chemical Co.	10,800	154,440
ManTech International Corp. Class A (a)	5,600	136,976
MBIA, Inc.	2,450	146,045
MBNA Corp.	8,000	198,000
McCormick & Co., Inc. (non-vtg.)	2,600	77,064
McDonald's Corp.	27,000	675,270
Medco Health Solutions, Inc. (a)	13	432
Merck & Co., Inc.	5,100	225,675
Merrill Lynch & Co., Inc.	8,900	526,880
Micron Technology, Inc. (a)	100	1,434
Microsoft Corp.	40,200	1,051,230
Millennium Chemicals, Inc.	11,800	118,236
Monsanto Co.	170	4,259
Morgan Stanley	13,000	713,310
Motorola, Inc.	7,700	104,181
Nabors Industries Ltd. (a)	1,500	56,700
National Semiconductor Corp. (a)	1,700	69,071
National-Oilwell, Inc. (a)	100	1,907
Network Associates, Inc. (a)	100	1,393
Newell Rubbermaid, Inc.	4,100	93,480
NIKE, Inc. Class B	3,500	223,650
Nordstrom, Inc.	7,400	225,626
Northrop Grumman Corp.	1,100	98,340
NTL, Inc. (a)	6,300	388,899
NVIDIA Corp. (a)	3,000	53,040
Occidental Petroleum Corp.	10,000	352,600
Oracle Corp. (a)	100	1,196
Parker Hannifin Corp.	4,000	203,880
Patterson-UTI Energy, Inc. (a)	1,600	45,744
Paychex, Inc.	5,300	206,276
PepsiCo, Inc.	90	4,304
PETsMART, Inc.	2,100	53,781
Pfizer, Inc.	65	2,054
PPG Industries, Inc.	1,600	92,240
Praxair, Inc.	1,250	86,975

	Shares	Value (Note 1)
Pride International, Inc. (a)	4,600	$ 75,348
PrivateBancorp, Inc.	3,300	133,650
Procter & Gamble Co.	5,600	550,424
Qwest Communications International, Inc. (a)	10,000	35,300
Radio One, Inc. Class A (a)	100	1,603
Reebok International Ltd.	4,600	179,170
Robert Half International, Inc. (a)	16,200	382,482
Rowan Companies, Inc. (a)	3,300	79,035
SBC Communications, Inc.	25,800	618,684
Schering-Plough Corp.	100	1,527
ShopKo Stores, Inc. (a)	9,000	139,320
Siliconix, Inc. (a)	1,900	96,444
SLM Corp.	5,900	231,044
Southern Co.	5,100	151,980
Southwest Airlines Co.	50	970
Sovereign Bancorp, Inc.	19,500	405,795
SpectraSite, Inc. (a)	2,800	108,500
Staples, Inc. (a)	5,620	150,728
Sun Microsystems, Inc. (a)	300	1,188
SunTrust Banks, Inc.	4,800	321,936
Synthes-Stratec, Inc.	245	224,056
Sysco Corp.	5,100	171,666
T. Rowe Price Group, Inc.	1,500	61,725
Take-Two Interactive Software, Inc. (a)	100	3,955
Texas Instruments, Inc.	7,300	211,116
The Coca-Cola Co.	5,300	245,920
The J.M. Smucker Co.	60	2,626
Time Warner, Inc. (a)	24,100	368,489
Titan Corp. (a)	8,300	175,296
Travelers Property Casualty Corp.:
Class A	20	326
Class B	75	1,228
Tuesday Morning Corp. (a)	4,300	137,127
TXU Corp.	3,100	70,742
Tyco International Ltd.	29,800	622,224
UICI (a)	100	1,496
United Parcel Service, Inc. Class B	5,700	413,364
UnitedHealth Group, Inc.	4,200	213,696
Vastera, Inc. (a)	900	3,330
Verizon Communications, Inc.	12,300	413,280
Viacom, Inc.:
Class A	4,100	163,344
Class B (non-vtg.)	10,241	408,309
Wachovia Corp.	21	963
Weatherford International Ltd. (a)	1,600	55,600
Wendy's International, Inc.	5,000	185,250
Williams-Sonoma, Inc. (a)	6,300	222,579
Wyeth	13,200	582,648
Xerox Corp. (a)	5,600	58,800
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Yahoo!, Inc. (a)	4,200	$ 183,540
Zimmer Holdings, Inc. (a)	6,100	389,241
TOTAL UNITED STATES OF AMERICA		32,915,135
TOTAL COMMON STOCKS (Cost $61,619,948)		74,333,536
Nonconvertible Preferred Stocks - 0.4%

Germany - 0.2%
Fresenius Medical Care AG	3,500	143,127
Porsche AG (non-vtg.)	200	97,894
TOTAL GERMANY		241,021
Italy - 0.2%
Telecom Italia Spa (Risp) (a)	102,327	176,863
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $360,463)		417,884
Nonconvertible Bonds - 6.8%
		Principal Amount (d)
Germany - 1.5%
Kreditanstalt Fuer Wiederaufbau 3.5% 11/15/05	EUR	1,450,000	1,699,070
United Kingdom - 3.9%
Telewest Communications PLC yankee:
0% 4/15/09 (c)(e)		235,000	103,988
0% 2/1/10 (c)(e)		45,000	18,113
9.875% 2/1/10 (c)		570,000	293,550
11.25% 11/1/08 (c)		205,000	110,188
Telewest PLC:
11% 10/1/07 (c)		4,305,000	2,324,700
yankee 9.625% 10/1/06 (c)		3,195,000	1,693,350
TOTAL UNITED KINGDOM			4,543,889
United States of America - 1.4%
NTL, Inc. 19% 1/1/10		1,705,717	1,663,074
TOTAL NONCONVERTIBLE BONDS (Cost $6,585,399)			7,906,033
Government Obligations - 20.3%

France - 1.8%
French Government 4% 1/12/04	EUR	1,800,000	2,092,049
Germany - 4.0%
German Federal Republic:
4.5% 8/18/06	EUR	2,125,000	2,558,057
5% 2/17/06	EUR	1,710,000	2,074,054
TOTAL GERMANY			4,632,111

		Principal Amount (d)	Value (Note 1)
Italy - 0.9%
Italian Republic 4.75% 7/1/05	EUR	850,000	$ 1,018,467
Japan - 7.7%
Japan Government:
0.1% 8/20/05	JPY	466,000,000	4,239,015
3% 9/20/05	JPY	495,000,000	4,745,039
TOTAL JAPAN			8,984,054
United Kingdom - 2.2%
United Kingdom, Great Britain & Northern Ireland 8.5% 12/7/05	GBP	1,375,000	2,508,892
United States of America - 3.7%
U.S. Treasury Notes:
2% 11/30/04		3,125,000	3,148,438
2% 5/15/06		1,200,000	1,197,094
TOTAL UNITED STATES OF AMERICA			4,345,532
TOTAL GOVERNMENT OBLIGATIONS (Cost $21,839,443)			23,581,105
Money Market Funds - 5.9%
	Shares
Fidelity Cash Central Fund, 1.07% (b)	6,808,639	6,808,639
Fidelity Securities Lending Cash Central Fund, 1.09% (b)	57,750	57,750
TOTAL MONEY MARKET FUNDS (Cost $6,866,389)		6,866,389
TOTAL INVESTMENT PORTFOLIO - 97.6% (Cost $97,271,642)	113,104,947
NET OTHER ASSETS - 2.4%	2,759,018
NET ASSETS - 100%	$ 115,863,965
Currency Abbreviations
EUR	-	European Monetary Unit
GBP	-	British pound
JPY	-	Japanese yen
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S.Government and U.S.Government Agency Obligations	3.7%
AAA,AA,A	18.1%
BBB	0.0%
BB	0.0%
B	0.0%
CCC,CC,C	3.9%
Not Rated	1.4%
Equities	64.6%
Short-Term Investments and Net Other Assets	8.3%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Purchases and sales of securities, other than short-term securities, aggregated $106,540,742 and $101,012,021, respectively, of which long-term U.S. government and government agency obligations aggregated $7,608,951 and $11,409,205, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,110 for the period.
Income Tax Information
At October 31, 2003, the fund had a capital loss carryforward of approximately $7,285,000 of which $390,000 and $6,895,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Global Balanced

Financial Statements

Statement of Assets and Liabilities

	October 31, 2003

Assets
Investment in securities, at value (including securities loaned of $57,000) (cost $97,271,642) - See accompanying schedule		$ 113,104,947
Cash		77,225
Foreign currency held at value (cost $ 1,172,876)		1,196,962
Receivable for investments sold		1,923,364
Receivable for fund shares sold		824,690
Dividends receivable		143,731
Interest receivable		369,329
Prepaid expenses		519
Other receivables		113
Total assets		117,640,880

Liabilities
Payable for investments purchased Regular delivery	$ 1,473,065
Delayed delivery	69,845
Payable for fund shares redeemed	21,962
Accrued management fee	68,467
Other payables and accrued expenses	85,826
Collateral on securities loaned, at value	57,750
Total liabilities		1,776,915

Net Assets		$ 115,863,965
Net Assets consist of:
Paid in capital		$ 105,703,151
Undistributed net investment income		1,850,467
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(7,563,665)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		15,874,012
Net Assets, for 6,414,370 shares outstanding		$ 115,863,965
Net Asset Value, offering price and redemption price per share ($115,863,965 ÷ 6,414,370 shares)		$ 18.06

Statement of Operations

	Year ended October 31, 2003

Investment Income
Dividends		$ 1,099,004
Interest		1,106,890
Security lending		4,600
		2,210,494
Less foreign taxes withheld		(73,822)
Total income		2,136,672

Expenses
Management fee	$ 693,384
Transfer agent fees	276,262
Accounting and security lending fees	61,843
Non-interested trustees' compensation	378
Custodian fees and expenses	110,430
Registration fees	16,634
Audit	65,914
Legal	368
Miscellaneous	772
Total expenses before reductions	1,225,985
Expense reductions	(14,918)	1,211,067
Net investment income (loss)		925,605
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	2,842,578
Foreign currency transactions	(155,169)
Futures contracts	493,079
Total net realized gain (loss)		3,180,488
Change in net unrealized appreciation (depreciation) on: Investment securities	16,729,165
Assets and liabilities in foreign currencies	28,967
Futures contracts	(144,477)
Total change in net unrealized appreciation (depreciation)		16,613,655
Net gain (loss)		19,794,143
Net increase (decrease) in net assets resulting from operations		$ 20,719,748

See accompanying notes which are an integral part of the financial statements.

Annual Report

Global Balanced
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2003	Year ended October 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 925,605	$ 984,994
Net realized gain (loss)	3,180,488	(6,463,440)
Change in net unrealized appreciation (depreciation)	16,613,655	2,239,240
Net increase (decrease) in net assets resulting from operations	20,719,748	(3,239,206)
Distributions to shareholders from net investment income	(1,305,719)	(173,044)
Share transactions Net proceeds from sales of shares	25,393,629	21,822,549
Reinvestment of distributions	1,224,318	162,113
Cost of shares redeemed	(18,441,176)	(19,127,519)
Net increase (decrease) in net assets resulting from share transactions	8,176,771	2,857,143
Redemption fees	9,980	9,266
Total increase (decrease) in net assets	27,600,780	(545,841)
Net Assets
Beginning of period	88,263,185	88,809,026
End of period (including undistributed net investment income of $1,850,467 and undistributed net investment income of $1,191,421, respectively)	$ 115,863,965	$ 88,263,185
Other Information
Shares
Sold	1,574,668	1,385,526
Issued in reinvestment of distributions	82,114	10,113
Redeemed	(1,190,847)	(1,229,128)
Net increase (decrease)	465,935	166,511

Financial Highlights

Years ended October 31,	2003	2002	2001	2000	1999 I	1999 J
Selected Per-Share Data
Net asset value, beginning of period	$ 14.84	$ 15.36	$ 19.10	$ 18.67	$ 18.02	$ 16.62
Income from Investment Operations
Net investment income (loss) D	.15	.17 G	.28	.36E	.08	.31
Net realized and unrealized gain (loss)	3.29	(.66) G	(2.46)	.47	.74	1.37
Total from investment operations	3.44	(.49)	(2.18)	.83	.82	1.68
Distributions from net investment income	(.22)	(.03)	(.32)	(.15)	(.17)	(.28)
Distributions from net realized gain	-	-	(1.24)	(.25)	-	-
Total distributions	(.22)	(.03)	(1.56)	(.40)	(.17)	(.28)
Redemption fees added to paid in capital D	- H	- H	-H	-H	-	-
Net asset value, end of period	$ 18.06	$ 14.84	$ 15.36	$ 19.10	$ 18.67	$ 18.02
Total Return B,C	23.49%	(3.20)%	(12.36)%	4.45%	4.57%	10.39%
Ratios to Average Net Assets F
Expenses before expense reductions	1.29%	1.29%	1.29%	1.26%	1.20%A	1.32%
Expenses net of voluntary waivers, if any	1.29%	1.29%	1.29%	1.26%	1.20%A	1.32%
Expenses net of all reductions	1.28%	1.27%	1.27%	1.25%	1.19%A	1.30%
Net investment income (loss)	.98%	1.07% G	1.69%	1.81%	1.74%A	1.83%
Supplemental Data
Net assets, end of period (000 omitted)	$ 115,864	$ 88,263	$ 88,809	$ 104,820	$ 97,468	$ 101,756
Portfolio turnover rate	113%	126%	102%	62%	80%A	100%

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DCalculated based on average shares outstanding during the period. EInvestment income per share reflects a special dividend which amounted to $.04 per share. FExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. GEffective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change. HAmount represents less than $.01 per-share. IThree months ended October 31, JYear ended July 31,

See accompanying notes which are an integral part of the financial statements.

Annual Report

International Growth & Income

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2003	Past 1 year	Past 5 years	Past 10 years
Fidelity Intl Growth & Income	31.97%	7.00%	6.61%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity International Growth & Income Fund on October 31, 1993. The chart shows how the value of your investment would have grown, and also shows how the Morgan Stanley Capital International EAFE Index did over the same period.

Annual Report

International Growth & Income

Management's Discussion of Fund Performance

Comments from Penny Dobkin, Portfolio Manager of Fidelity International Growth & Income Fund

Mirroring the U.S. rally, most international stock markets rebounded sharply during the 12-month period ending October 31, 2003. Encouraged by improved corporate earnings, favorable interest rates and the easing of geopolitical tensions, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index - a proxy for stock markets outside the United States and Canada - gained 27.39% during the past year. From a regional perspective, all 16 countries in the MSCI Europe index - which gained 24.56% - had double-digit advances. Spain, Denmark and Sweden were among the region's best performers. In Japan, increased capital spending, exports and machinery orders helped the Tokyo Stock Exchange Stock Price Index (TOPIX) advance 36.39%. Following the SARS epidemic, other Asian markets also rebounded. For instance, the Hong Kong market, as measured by the Hang Seng Index, gained 34.51%. Emerging markets also fared well, particularly Latin America. The MSCI Emerging Markets Free-Latin America index rose 59.75%. Canadian equities, as measured by the S&P/TSX Composite Index, also posted an impressive annual gain, advancing 50.66%.

For the 12 months ending October 31, 2003, Fidelity International Growth & Income Fund was up 31.97%, topping the 27.39% return for the MSCI EAFE index and the 24.51% gain for the Lipper International Funds Average. Good stock selection helped the fund's holdings outperform those of the index in eight out of the 10 major market sectors. The fund's biggest competitive advantage versus its benchmarks was in the financial sector, where an emphasis on strong-performing Japanese bank and brokerage stocks - including Mizuho Financial Group, Nomura Holdings and Daiwa Securities - was a significant contributor. Strong stock picking and an overweighting in semiconductor-related stocks also made a major contribution to the fund's performance. Noteworthy top performers in this group were Anglo-Dutch semiconductor equipment maker ASML and Taiwan-based semiconductor test and packaging firm ASE Test. Among the disappointments, having a larger average weighting relative to the index in energy stocks, such as Total of France and U.K.-based firms BP and Shell Transport, proved disappointing because this group underperformed most other sectors. Slowing sales hurt Dutch-based food producer Unilever, another detractor.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

International Growth & Income

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2003
Japan	20.9%
United Kingdom	16.8%
Switzerland	9.3%
France	8.9%
Germany	7.9%
United States of America	6.0%
Netherlands	5.1%
Spain	2.9%
Italy	2.6%
Other	19.6%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2003
Japan	17.1%
United Kingdom	15.9%
United States of America	10.2%
France	9.8%
Netherlands	7.9%
Switzerland	7.7%
Germany	7.3%
Italy	4.2%
Spain	3.9%
Other	16.0%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	96.7	91.5
Bonds	1.1	0.0
Short-Term Investments and Net Other Assets	2.2	8.5
Top Ten Stocks as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Total SA (France, Oil & Gas)	3.2	3.8
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	2.7	1.0
Shell Transport & Trading Co. PLC (Reg.) (United Kingdom, Oil & Gas)	2.0	2.6
BP PLC sponsored ADR (United Kingdom, Oil & Gas)	1.9	1.6
Novartis AG (Reg.) (Switzerland, Pharmaceuticals)	1.9	2.2
Nomura Holdings, Inc. (Japan, Diversified Financial Services)	1.4	1.1
Danske Bank AS (Denmark, Commercial Banks)	1.3	0.3
Unilever PLC sponsored ADR (United Kingdom, Food Products)	1.3	1.2
Nikko Cordial Corp. (Japan, Capital Markets)	1.2	0.7
Allianz AG (Reg.) (Germany, Insurance)	1.2	0.6
	18.1
Market Sectors as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.0	24.0
Information Technology	14.9	10.7
Consumer Discretionary	11.9	10.9
Health Care	10.3	11.0
Telecommunication Services	10.1	5.9
Energy	8.5	10.8
Consumer Staples	6.6	6.5
Industrials	3.4	3.5
Materials	2.8	5.7
Utilities	2.3	2.2

Annual Report

International Growth & Income

Investments October 31, 2003

Showing Percentage of Net Assets

Common Stocks - 95.1%
	Shares	Value (Note 1)
Australia - 0.4%
News Corp. Ltd. ADR	70,000	$ 2,495,500
Publishing & Broadcasting Ltd.	135,000	1,151,332
Suncorp-Metway Ltd.	183,100	1,680,770
TOTAL AUSTRALIA		5,327,602
Belgium - 0.7%
Fortis	225,000	3,998,390
Mobistar SA (a)	98,542	4,931,538
TOTAL BELGIUM		8,929,928
Brazil - 2.1%
Banco Bradesco SA sponsored ADR	175,000	3,673,250
Banco Itau Holding Financeira SA (PN)	57,307,000	4,698,114
Brasil Telecom Participacoes SA sponsored ADR	33,900	1,238,028
Companhia Vale do Rio Doce sponsored ADR (non-vtg.)	67,800	2,739,120
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	74,600	1,935,870
Gerdau SA sponsored ADR	100,000	1,456,000
Tele Norte Leste Participacoes SA ADR	208,500	2,954,445
Telebras sponsored ADR	140,800	4,849,152
Uniao de Bancos Brasileiros SA (Unibanco) GDR	15,000	331,650
Votorantim Celulose e Papel SA sponsored ADR	90,100	2,466,938
TOTAL BRAZIL		26,342,567
Canada - 0.8%
Abitibi-Consolidated, Inc.	306,000	2,058,567
Molson, Inc. Class A	59,500	1,536,124
Nortel Networks Corp. (a)	708,200	3,151,493
Teck Cominco Ltd. Class B (sub. vtg.)	225,500	2,941,676
TOTAL CANADA		9,687,860
China - 0.2%
China Oilfield Services Ltd. (H Shares)	7,600,000	2,202,019
PICC Property & Casualty Co. Ltd. (H Shares)	278,000	65,090
Weiqiao Textile Co. Ltd. (H Shares)	124,000	145,308
TOTAL CHINA		2,412,417
Denmark - 2.3%
Coloplast AS Series B	35,000	2,934,347
Danske Bank AS	812,100	16,325,272
GN Store Nordic AS (a)	906,400	5,861,776
Novozymes AS Series B	70,000	2,247,121
Radiometer AS Series B	16,900	1,017,882
TOTAL DENMARK		28,386,398
Finland - 0.4%
Nokia Corp. sponsored ADR	269,100	4,572,009
France - 8.9%
Accor SA	65,600	2,570,888

	Shares	Value (Note 1)
Alcatel SA sponsored ADR (a)	392,900	$ 5,178,422
Atos Origin SA (a)	30,000	1,994,851
AXA SA	460,400	8,693,611
Casino Guichard Perrachon et Compagnie	82,700	7,544,550
CNP Assurances	100,200	4,553,689
Credit Agricole SA	183,224	3,877,914
Credit Agricole SA rights 11/7/03 (a)	183,224	42,451
Dassault Systemes SA sponsored ADR	60,000	2,527,200
Elior SA	287,612	2,408,921
France Telecom SA sponsored ADR	240,000	5,817,600
Michelin SA (Compagnie Generale des Etablissements) Series B	58,200	2,275,485
Neopost SA	91,379	4,521,195
NRJ Group	155,000	3,025,582
Suez SA (France)	308,200	4,927,073
Total SA:
Series B	223,744	34,935,390
sponsored ADR	68,400	5,339,988
Veolia Environnement	184,700	4,108,142
Vivendi Universal SA (a)	75,000	1,569,989
Vivendi Universal SA sponsored ADR (a)	246,200	5,177,586
TOTAL FRANCE		111,090,527
Germany - 7.1%
Allianz AG (Reg.)	139,059	14,855,987
AMB Generali Holding AG	54,100	3,307,836
AWD Holding AG	44,400	1,234,444
BASF AG sponsored ADR	35,600	1,637,600
Bayerische Hypo Und Verein AG (a)	106,900	2,346,736
DAB Bank AG (a)	377,362	3,095,057
Deutsche Bank AG	33,500	2,194,250
Deutsche Boerse AG	227,875	12,623,609
Deutsche Telekom AG sponsored ADR (a)	525,800	8,207,738
E.On AG	113,000	5,691,743
Freenet.de AG (a)	30,500	1,766,636
Fresenius AG	112,100	8,037,174
Hypo Real Estate Holding AG (a)	137,047	2,381,431
MAN AG	95,000	2,623,658
Muenchener Rueckversicherungs-Gesellschaft AG:
rights 11/10/03 (a)	68,500	564,206
(Reg.)	68,500	8,140,909
Stada Arzneimittel AG	88,061	4,548,816
T-Online International AG (a)	260,600	3,360,059
Wedeco AG Water Technology (a)	120,000	1,939,245
TOTAL GERMANY		88,557,134
Greece - 0.5%
Greek Organization of Football Prognostics SA	422,020	5,182,224
Public Power Corp. of Greece	32,600	700,172
Public Power Corp. of Greece GDR (a)(d)	25,000	536,942
TOTAL GREECE		6,419,338
Common Stocks - continued
	Shares	Value (Note 1)
Hong Kong - 2.3%
ASM Pacific Technology Ltd.	800,000	$ 2,992,686
Cheung Kong Holdings Ltd.	594,000	4,952,805
Esprit Holdings Ltd.	883,000	2,774,441
Hong Kong Exchanges & Clearing Ltd.	2,670,000	5,810,626
Hutchison Whampoa Ltd.	395,100	3,065,413
Sino Land Co.	4,906,000	2,558,630
Sun Hung Kai Properties Ltd.	480,000	4,064,077
Techtronic Industries Co.	882,000	2,430,566
TOTAL HONG KONG		28,649,244
India - 2.6%
Dr. Reddy's Laboratories Ltd.	173,900	4,586,171
Infosys Technologies Ltd.	83,631	8,749,607
Satyam Computer Services Ltd.	1,119,500	7,561,318
State Bank of India	315,000	3,365,468
Sun Pharmaceutical Industries Ltd.	320,974	3,798,287
Wipro Ltd.	130,800	3,877,244
TOTAL INDIA		31,938,095
Indonesia - 0.1%
PT Bank Rakyat Indonesia (a)(e)	7,245,000	746,119
Ireland - 0.4%
Bank of Ireland	103,300	1,279,250
Independent News & Media PLC (Ireland)	1,598,113	3,480,508
TOTAL IRELAND		4,759,758
Italy - 1.8%
Assicurazioni Generali Spa	200,000	4,586,767
Banco Popolare di Verona e Novara	173,800	2,676,797
Cassa Di Risparmio Di Firenze	1,533,000	2,370,832
ENI Spa sponsored ADR	120,000	9,540,000
San Paolo IMI Spa	131,700	1,475,331
Telecom Italia Spa	502,587	1,307,088
TOTAL ITALY		21,956,815
Japan - 20.9%
Anritsu Corp. (a)	378,000	2,468,656
C&S Co. Ltd.	145,500	2,686,602
Canon Sales Co., Inc.	403,000	3,427,369
Canon, Inc.	229,000	11,209,549
Daicel Chemical Industries Ltd.	750,000	3,179,007
Daito Trust Construction Co.	104,000	3,216,300
Daiwa Securities Group, Inc.	411,000	3,005,676
Don Quijote Co. Ltd.	57,200	3,074,877
East Japan Railway Co.	982	4,448,208
FamilyMart Co. Ltd.	183,000	3,978,261
Fuji Soft ABC, Inc.	54,700	1,656,822
Fuji Television Network, Inc.	787	4,187,693
Fujitsu Ltd.	291,000	1,823,713
Hitachi Information Systems Co. Ltd.	147,300	4,247,235
Ito Yokado Ltd.	110,000	4,042,205
JAFCO Co. Ltd.	55,000	4,702,565
Japan Real Estate Investment Corp.	79	462,043

	Shares	Value (Note 1)
Kaneka Corp.	320,000	$ 2,494,451
KDDI Corp.	1,050	5,701,746
Konica Minolta Holdings, Inc.	673,500	8,852,169
Kyocera Corp.	124,400	7,490,704
Lawson, Inc.	100,400	3,835,546
Matsushita Electric Industrial Co. Ltd.	516,000	6,769,920
Millea Holdings, Inc.	557	6,636,983
Mitsubishi Electric Corp.	1,094,000	4,885,883
Mitsubishi Tokyo Financial Group, Inc. (MTFG)	1,670	12,257,799
Mitsui Fudosan Co. Ltd.	110,000	1,023,558
Mitsui Sumitomo Insurance Co. Ltd.	230,000	1,895,397
Mizuho Financial Group, Inc. (a)	1,079	2,640,085
Murata Manufacturing Co. Ltd.	49,500	2,814,035
Nichicon Corp.	385,000	4,475,441
Nikko Cordial Corp.	2,756,000	14,865,453
Nippon Telegraph & Telephone Corp.	1,364	6,132,544
NOK Corp.	49,000	1,929,871
Nomura Holdings, Inc.	719,000	12,347,389
Nomura Holdings, Inc. sponsored ADR	300,000	5,145,000
Ricoh Co. Ltd.	169,000	3,205,066
Rohm Co. Ltd.	20,000	2,696,016
Sanken Electric Co. Ltd.	600,000	6,652,719
Sanyo Electric Co. Ltd.	1,100,000	5,042,750
Shin-Etsu Chemical Co. Ltd.	38,300	1,424,841
Skylark Co. Ltd.	143,800	2,368,763
Sumitomo Bakelite Co. Ltd.	673,000	4,132,026
Sumitomo Chemical Co. Ltd.	526,000	1,961,615
Sumitomo Electric Industries Ltd.	224,000	1,925,414
Sumitomo Mitsui Financial Group, Inc.	2,617	13,163,552
Taiyo Yuden Co. Ltd.	266,000	3,847,007
Tohoku Electric Power Co., Inc.	205,400	3,329,296
Tokyo Electron Ltd.	82,000	5,877,387
Toyota Motor Corp.	484,000	14,040,839
UMC Japan (a)	4,038	5,509,368
Uni-Charm Corp.	61,100	2,851,037
Uny Co. Ltd.	480,000	4,994,724
Yamato Transport Co. Ltd.	191,000	2,538,212
York-Benimaru Co. Ltd.	13,800	332,636
TOTAL JAPAN		259,904,023
Korea (South) - 0.6%
Honam Petrochemical Corp.	69,970	2,802,346
LG Chemical Investment Ltd.	244,120	2,052,381
Samsung SDI Co. Ltd.	29,610	3,052,318
TOTAL KOREA (SOUTH)		7,907,045
Luxembourg - 0.3%
RTL Group	53,800	2,982,233
Common Stocks - continued
	Shares	Value (Note 1)
Mexico - 0.6%
Grupo Televisa SA de CV sponsored ADR	93,000	$ 3,603,750
Telefonos de Mexico SA de CV sponsored ADR	107,000	3,440,050
TOTAL MEXICO		7,043,800
Netherlands - 5.1%
ASM International NV (Nasdaq) (a)	135,000	2,363,850
ASML Holding NV (NY Shares) (a)	735,000	12,899,250
De Telegraaf Holding NV (Certificaten Van Aandelen)	109,300	2,120,861
Euronext NV	314,200	7,661,884
ING Groep NV (Certificaten Van Aandelen)	530,444	11,054,456
Koninklijke KPN NV (a)	862,800	6,536,800
Koninklijke Numico NV (Certificaten Van Aandelen) (a)	103,400	2,325,002
Koninklijke Philips Electronics NV (NY Shares)	66,900	1,795,596
Unilever NV (NY Shares)	120,000	7,038,000
Unit 4 Agresso NV (a)	205,969	2,161,759
Vedior NV (Certificaten Van Aandelen)	157,000	2,255,270
VNU NV	82,800	2,513,095
Vopak NV	38,000	563,910
Wegener NV (a)	279,300	2,264,886
TOTAL NETHERLANDS		63,554,619
Norway - 0.4%
Orkla ASA (A Shares)	83,500	1,741,100
TANDBERG Television ASA (a)	679,265	2,541,344
TOTAL NORWAY		4,282,444
Singapore - 0.5%
DBS Group Holdings Ltd.	459,000	3,773,326
Oversea-Chinese Banking Corp. Ltd.	350,000	2,434,608
TOTAL SINGAPORE		6,207,934
South Africa - 0.3%
MTN Group Ltd. (a)	1,100,000	3,944,198
Spain - 2.9%
Antena 3 Television SA (a)	879	28,614
Banco Bilbao Vizcaya Argentaria SA	325,000	3,716,018
Banco Espanol de Credito SA (Reg.)	520,000	5,204,684
Banco Popular Espanol SA (Reg.)	30,000	1,554,524
Banco Santander Central Hispano SA	750,060	7,168,483
Grupo Auxiliar Metalurgico SA (Gamesa)	98,700	2,661,812
Prosegur Comp Securidad SA (Reg.)	87,000	1,410,992
Repsol YPF SA sponsored ADR	295,000	5,124,150
Telefonica SA	260,000	3,241,335
Telefonica SA sponsored ADR	155,776	5,826,022
TOTAL SPAIN		35,936,634
Sweden - 1.8%
D. Carnegie & Co. AB	73,100	755,937

	Shares	Value (Note 1)
Modern Times Group AB (MTG) (B Shares) (a)	198,300	$ 3,708,884
OMHEX AB	303,000	3,094,679
Securitas AB (B Shares)	138,000	1,691,349
Svenska Handelsbanken AB (A Shares)	91,600	1,607,982
Tele2 AB (B Shares) (a)	86,400	4,329,486
Telefonaktiebolaget LM Ericsson ADR (a)	442,100	7,551,068
TOTAL SWEDEN		22,739,385
Switzerland - 9.3%
Actelion Ltd. (Reg.) (a)	27,802	2,633,786
Bank Sarasin & Co. Ltd. Series B (Reg.)	1,231	1,818,126
Barry Callebaut AG	16,650	2,608,161
Compagnie Financiere Richemont unit	175,920	3,943,306
Converium Holding AG	110,000	5,399,075
Credit Suisse Group (Reg.)	323,600	11,357,139
Julius Baer Holding AG (Bearer)	7,820	2,525,780
Nestle SA (Reg.)	54,760	12,009,130
Nobel Biocare Holding AG (Switzerland)	40,200	3,553,409
Novartis AG (Reg.)	601,520	23,080,322
Phonak Holding AG	118,400	2,238,878
Roche Holding AG (participation certificate)	168,190	13,863,192
SIG Holding AG	24,122	3,225,323
Swiss Life Holding (a)	51,830	8,756,896
UBS AG (NY Shares)	224,650	13,780,031
Zurich Financial Services AG	39,451	5,032,165
TOTAL SWITZERLAND		115,824,719
Taiwan - 2.2%
Advanced Semiconductor Engineering, Inc. (a)	1,029,000	955,305
Advanced Semiconductor Engineering, Inc. sponsored ADR (a)	598,000	2,798,640
ASE Test Ltd. (a)	390,000	4,863,300
Chinatrust Financial Holding Co.	2,838,270	2,952,872
Compal Electronics, Inc.	1,113,200	1,689,649
Hon Hai Precision Industries Co. Ltd.	548,000	2,454,937
Siliconware Precision Industries Co. Ltd. (a)	2,403,000	2,301,724
Taiwan Cellular Co. Ltd.	2,462,000	2,213,115
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	520	1,027
United Microelectronics Corp. (a)	6,550,252	6,003,915
WUS Printed Circuit Co. Ltd. (a)	2,000,000	1,013,852
TOTAL TAIWAN		27,248,336
Turkey - 0.1%
Turkcell Iletisim Hizmet AS sponsored ADR (a)	89,200	1,694,800
United Kingdom - 16.2%
3i Group PLC	455,200	4,782,003
AstraZeneca PLC sponsored ADR	133,700	6,374,816
Astro All Asia Networks PLC (a)	538,900	669,371
Aviva PLC	378,800	3,103,290
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
BOC Group PLC	256,000	$ 3,485,313
BP PLC sponsored ADR	549,400	23,283,572
British Sky Broadcasting Group PLC (BSkyB) (a)	144,300	1,564,812
Centrica PLC	900,000	2,813,551
Dixons Group PLC	1,282,400	2,949,710
easyJet PLC (a)	384,200	1,826,023
EMAP PLC	162,500	2,204,097
Enterprise Inns PLC	197,000	2,822,252
GlaxoSmithKline PLC	353,731	7,656,505
Hilton Group PLC	900,000	2,958,422
HSBC Holdings PLC sponsored ADR	132,000	9,909,240
Inchcape PLC	145,200	3,360,727
J.D. Wetherspoon PLC	686,700	3,077,575
Kesa Electricals PLC	997,500	4,124,000
Legal & General Group PLC	1,249,100	2,201,134
Lloyds TSB Group PLC	982,300	6,811,594
Mitie Group PLC	383,200	792,139
NDS Group PLC sponsored ADR (a)	11,800	206,618
Pearson PLC	452,300	4,674,900
Pennon Group PLC	215,000	2,326,030
Punch Taverns Ltd.	732,000	4,207,720
Severn Trent PLC	145,000	1,739,471
Shell Transport & Trading Co. PLC (Reg.)	3,884,100	24,702,869
Shire Pharmaceuticals Group PLC sponsored ADR (a)	113,300	2,594,570
SMG PLC	362,650	620,619
Tesco PLC	1,456,400	5,829,998
Trinity Mirror PLC	275,000	2,520,844
Unilever PLC sponsored ADR	460,000	15,732,000
Vodafone Group PLC	15,703,481	33,212,877
William Hill PLC	537,500	3,087,409
Wolfson Microelectronics PLC (a)	43,300	174,248
Yell Group PLC (a)	630,300	3,065,104
TOTAL UNITED KINGDOM		201,465,423
United States of America - 3.3%
Affiliated Computer Services, Inc. Class A (a)	67,000	3,278,310
Avon Products, Inc.	37,500	2,548,500
DENTSPLY International, Inc.	45,000	1,988,550
Fox Entertainment Group, Inc. Class A (a)	100,000	2,770,000
Ingram Micro, Inc. Class A (a)	212,000	3,137,600
Manpower, Inc.	65,400	3,034,560
Merck & Co., Inc.	130,000	5,752,500
NTL, Inc. (a)	29,500	1,821,035
Pfizer, Inc.	285,000	9,006,000
Wyeth	170,000	7,503,800
TOTAL UNITED STATES OF AMERICA		40,840,855
TOTAL COMMON STOCKS (Cost $1,043,083,597)		1,181,352,259
Nonconvertible Preferred Stocks - 1.6%
	Shares	Value (Note 1)
Germany - 0.8%
Fresenius Medical Care AG	251,000	$ 10,264,215
Italy - 0.8%
Telecom Italia Spa (Risp) (a)	5,824,085	10,066,392
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $17,147,964)		20,330,607
Nonconvertible Bonds - 1.1%
	Principal Amount
United Kingdom - 0.6%
Telewest Communications PLC yankee:
9.875% 2/1/10 (c)	$ 225,000	115,875
11.25% 11/1/08 (c)	1,510,000	811,625
Telewest PLC:
11% 10/1/07 (c)	4,735,000	2,556,900
yankee 9.625% 10/1/06 (c)	6,860,000	3,635,800
TOTAL UNITED KINGDOM		7,120,200
United States of America - 0.5%
NTL, Inc. 19% 1/1/10	6,000,000	5,850,000
TOTAL NONCONVERTIBLE BONDS (Cost $10,868,660)		12,970,200
Money Market Funds - 9.4%
	Shares
Fidelity Cash Central Fund, 1.07% (b)	34,368,761	34,368,761
Fidelity Securities Lending Cash Central Fund, 1.09% (b)	82,837,012	82,837,012
TOTAL MONEY MARKET FUNDS (Cost $117,205,773)		117,205,773
TOTAL INVESTMENT PORTFOLIO - 107.2% (Cost $1,188,305,994)		1,331,858,839
NET OTHER ASSETS - (7.2)%		(88,991,969)
NET ASSETS - 100%		$ 1,242,866,870
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $536,942 or 0.0% of net assets.

(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $884,834,764 and $718,248,952, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $355 for the period.
Income Tax Information
At October 31, 2003, the fund had a capital loss carryforward of approximately $76,617,000 of which $40,721,000 and $35,896,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

International Growth & Income

Financial Statements

Statement of Assets and Liabilities

	October 31, 2003

Assets
Investment in securities, at value (including securities loaned of $79,354,145) (cost $1,188,305,994) - See accompanying schedule		$ 1,331,858,839
Foreign currency held at value (cost $6,901,799)		6,895,054
Receivable for investments sold		8,274,345
Receivable for fund shares sold		2,857,984
Dividends receivable		1,413,152
Interest receivable		23,240
Redemption fees receivable		262
Prepaid expenses		5,335
Other receivables		83,323
Total assets		1,351,411,534

Liabilities
Payable for investments purchased Regular delivery	$ 22,242,260
Delayed delivery	753,580
Payable for fund shares redeemed	1,218,008
Accrued management fee	743,256
Other payables and accrued expenses	750,548
Collateral on securities loaned, at value	82,837,012
Total liabilities		108,544,664

Net Assets		$ 1,242,866,870
Net Assets consist of:
Paid in capital		$ 1,169,110,134
Undistributed net investment income		10,323,041
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(79,658,039)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		143,091,734
Net Assets, for 56,830,554 shares outstanding		$ 1,242,866,870
Net Asset Value, offering price and redemption price per share ($1,242,866,870 ÷ 56,830,554 shares)		$ 21.87
Statement of Operations

	Year ended October 31, 2003

Investment Income
Dividends		$ 21,419,472
Interest		1,087,089
Security lending		1,180,523
		23,687,084
Less foreign taxes withheld		(2,463,678)
Total income		21,223,406

Expenses
Management fee	$ 7,083,647
Transfer agent fees	2,959,760
Accounting and security lending fees	522,038
Non-interested trustees' compensation	3,812
Custodian fees and expenses	385,169
Registration fees	40,493
Audit	85,650
Legal	3,076
Miscellaneous	7,808
Total expenses before reductions	11,091,453
Expense reductions	(304,183)	10,787,270
Net investment income (loss)		10,436,136
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	22,343,992
Foreign currency transactions	234,424
Futures contracts	589,703
Total net realized gain (loss)		23,168,119
Change in net unrealized appreciation (depreciation) on: Investment securities (net of deferred foreign taxes of $446,370)	248,927,197
Assets and liabilities in foreign currencies	13,296
Futures contracts	248,087
Total change in net unrealized appreciation (depreciation)		249,188,580
Net gain (loss)		272,356,699
Net increase (decrease) in net assets resulting from operations		$ 282,792,835
Other Information Deferred sales charges withheld by FDC		$ 1,435

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2003	Year ended October 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 10,436,136	$ 5,468,685
Net realized gain (loss)	23,168,119	(31,561,666)
Change in net unrealized appreciation (depreciation)	249,188,580	(25,153,951)
Net increase (decrease) in net assets resulting from operations	282,792,835	(51,246,932)
Distributions to shareholders from net investment income	(4,820,830)	-
Share transactions Net proceeds from sales of shares	324,768,068	304,424,728
Reinvestment of distributions	4,358,550	-
Cost of shares redeemed	(254,428,741)	(245,616,474)
Net increase (decrease) in net assets resulting from share transactions	74,697,877	58,808,254
Redemption fees	66,892	114,433
Total increase (decrease) in net assets	352,736,774	7,675,755

Net Assets
Beginning of period	890,130,096	882,454,341
End of period (including undistributed net investment income of $10,323,041 and undistributed net investment income of $4,473,312, respectively)	$ 1,242,866,870	$ 890,130,096
Other Information Shares
Sold	17,590,450	16,847,643
Issued in reinvestment of distributions	257,142	-
Redeemed	(14,446,125)	(13,535,789)
Net increase (decrease)	3,401,467	3,311,854

Financial Highlights

Years ended October 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 16.66	$ 17.61	$ 26.70	$ 26.02	$ 19.75
Income from Investment Operations
Net investment income (loss) C	.19	.11	.19 E	.18 D	.15
Net realized and unrealized gain (loss)	5.11	(1.06)	(6.11)	2.33	6.84
Total from investment operations	5.30	(.95)	(5.92)	2.51	6.99
Distributions from net investment income	(.09)	-	(.51)	(.33)	(.09)
Distributions from net realized gain	-	-	(2.66)	(1.50)	(.63)
Total distributions	(.09)	-	(3.17)	(1.83)	(.72)
Redemption fees added to paid in capital C	- G	- G	- G	- G	-
Net asset value, end of period	$ 21.87	$ 16.66	$ 17.61	$ 26.70	$ 26.02
Total Return A, B	31.97%	(5.39)%	(24.91)%	9.57%	36.51%
Ratios to Average Net Assets F
Expenses before expense reductions	1.14%	1.14%	1.14%	1.07%	1.13%
Expenses net of voluntary waivers, if any	1.14%	1.14%	1.14%	1.07%	1.13%
Expenses net of all reductions	1.11%	1.12%	1.09%	1.05%	1.10%
Net investment income (loss)	1.08%	.59%	.91%	.63%	.69%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,242,867	$ 890,130	$ 882,454	$ 1,252,584	$ 1,080,055
Portfolio turnover rate	81%	63%	81%	104%	94%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the contingent deferred sales charge. CCalculated based on average shares outstanding during the period. DInvestment income per share reflects a special dividend which amounted to $.07 per share. EInvestment income per share reflects a special dividend which amounted to $.04 per share. FExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. GAmount represents less than $.01 per-share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Diversified International

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2003	Past 1 year	Past 5 years	Past 10 years
Fidelity Diversified International	33.26%	8.59%	10.50%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Diversified International Fund on October 31, 1993. The chart shows how the value of your investment would have grown, and also shows how the Morgan Stanley Capital International EAFE Index did over the same period.

Annual Report

Diversified International

Management's Discussion of Fund Performance

Comments from Bill Bower, Portfolio Manager of Fidelity Diversified International Fund

Mirroring the U.S. rally, most international stock markets rebounded sharply during the 12-month period ending October 31, 2003. Encouraged by improved corporate earnings, favorable interest rates and the easing of geopolitical tensions, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index - a proxy for stock markets outside the United States and Canada - gained 27.39% during the past year. From a regional perspective, all 16 countries in the MSCI Europe index - which gained 24.56% - had double-digit advances. Spain, Denmark and Sweden were among the region's best performers. In Japan, increased capital spending, exports and machinery orders helped the Tokyo Stock Exchange Stock Price Index (TOPIX) advance 36.39%. Following the SARS epidemic, other Asian markets also rebounded. For instance, the Hong Kong market, as measured by the Hang Seng Index, gained 34.51%. Emerging markets also fared well, particularly Latin America. The MSCI Emerging Markets Free-Latin America index rose 59.75%. Canadian equities, as measured by the S&P/TSX Composite Index, also posted an impressive annual gain, advancing 50.66%.

For the 12 months ending October 31, 2003, Fidelity Diversified International Fund returned 33.26%, topping the Lipper International Funds Average, which rose 24.51%, as well as the MSCI EAFE index. Superior stock selection was the main reason for the fund's outperformance, with the fund beating the index's holdings in nine of the 10 major market sectors. The portfolio's biggest advantage came in the energy sector, where an emphasis on energy services stocks, as well as companies with little exposure to the Middle East, proved quite helpful. Elsewhere, Japanese brokerage stocks were beneficiaries of the rising equity markets, and our positions in Nomura Holdings and Nikko Cordial were top performers. Additionally, increasing the fund's emerging-markets exposure early in the period worked out well, as several of these stocks were among the fund's top contributors. My decision to keep a low exposure to European technology companies was disappointing, however, given that the market's willingness to pay for their only modestly better earnings growth was much greater than I expected. Looking at individual detractors, Anglo-Dutch consumer products giant Unilever was hurt by disappointing third-quarter 2003 sales, and Swiss pharmaceutical firm Novartis declined due to lower-than-expected third-quarter profits.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Diversified International

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2003
United Kingdom	17.1%
Japan	15.5%
United States of America	8.2%
Switzerland	6.9%
France	5.7%
Canada	5.6%
Netherlands	5.4%
Spain	4.3%
Germany	4.1%
Other	27.2%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2003
United Kingdom	15.1%
Japan	11.1%
United States of America	9.7%
France	7.2%
Switzerland	7.2%
Netherlands	6.8%
Canada	5.8%
Germany	4.2%
Spain	4.0%
Other	28.9%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	95.0	93.4
Bonds	1.1	1.3
Short-Term Investments and Net Other Assets	3.9	5.3
Top Ten Stocks as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Novartis AG (Switzerland, Pharmaceuticals)	2.0	2.4
Unilever NV (NY Shares) (Netherlands, Food Products)	1.7	2.0
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	1.4	0.9
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	1.2	1.2
GlaxoSmithKline PLC sponsored ADR (United Kingdom, Pharmaceuticals)	1.2	1.6
Nomura Holdings, Inc. (Japan, Capital Markets)	1.2	1.1
Nikko Cordial Corp. (Japan, Capital Markets)	1.1	0.8
AstraZeneca PLC sponsored ADR (United Kingdom, Pharmaceuticals)	1.1	0.5
Total SA (France, Oil & Gas)	1.0	1.2
Sony Corp. sponsored ADR (Japan, Household Durables)	0.9	0.1
	12.8
Market Sectors as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.5	22.2
Health Care	13.8	14.2
Consumer Discretionary	12.5	12.4
Information Technology	10.9	9.2
Consumer Staples	9.5	11.1
Energy	7.8	8.9
Materials	6.5	6.5
Industrials	5.6	4.3
Telecommunication Services	4.7	3.6
Utilities	1.4	1.1

Annual Report

Diversified International

Investments October 31, 2003

Showing Percentage of Net Assets

Common Stocks - 94.1%
	Shares	Value (Note 1)
Australia - 2.7%
Australia & New Zealand Banking Group Ltd.	2,708,900	$ 34,126,587
Australia & New Zealand Banking Group Ltd. rights 11/24/03 (a)	492,527	1,502,406
Australian Gas Light Co.	2,611,919	19,779,867
Billabong International Ltd.	1,617,000	8,377,240
CSL Ltd.	3,480,227	41,873,221
Fosters Group Ltd.	4,711,458	15,238,822
Macquarie Bank Ltd.	1,390,553	34,288,270
National Australia Bank Ltd.	1,030,100	22,301,740
News Corp. Ltd.:
ADR	463,300	16,516,645
sponsored ADR	417,700	12,322,150
Promina Group Ltd.	4,923,838	11,569,690
QBE Insurance Group Ltd.	7,636,875	55,671,482
Sons of Gwalia Ltd.	358,200	877,166
Suncorp-Metway Ltd.	2,248,000	20,635,555
Westfield Holdings Ltd.	1,708,300	17,180,591
TOTAL AUSTRALIA		312,261,432
Belgium - 0.4%
Agfa-Gevaert NV	871,291	21,549,560
Groupe Bruxelles Lambert SA (GBL)	188,966	9,095,613
Melexis NV	943,950	10,311,883
TOTAL BELGIUM		40,957,056
Bermuda - 0.3%
Aquarius Platinum Ltd. (Australia)	2,874,145	15,968,283
Clear Media Ltd. (a)(f)	26,746,500	17,565,565
TOTAL BERMUDA		33,533,848
Brazil - 0.8%
Companhia Vale do Rio Doce sponsored ADR	1,475,500	67,504,125
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	208,200	5,402,790
Petroleo Brasileiro SA Petrobras sponsored ADR	983,000	23,100,500
TOTAL BRAZIL		96,007,415
Canada - 5.6%
Aber Diamond Corp. (a)	469,500	14,831,001
Alcan, Inc.	548,900	21,897,717
Astral Media, Inc. Class A (non-vtg.)	518,400	10,301,160
Barrick Gold Corp.	754,700	14,681,877
BCE, Inc.	680,500	15,406,086
Bombardier, Inc. Class B (sub. vtg.)	3,648,500	16,381,585
Canadian Natural Resources Ltd.	473,500	20,107,141
Canadian Western Bank, Edmonton	200,000	6,059,917
EnCana Corp.	2,061,641	70,785,353
Falconbridge Ltd.	675,500	13,166,743
ITF Optical Technologies, Inc. Series A (i)	39,827	49,784
Kinross Gold Corp. (a)(g)	903,300	7,405,895

	Shares	Value (Note 1)
Kinross Gold Corp. (a)	491,865	$ 4,032,659
Loblaw Companies Ltd.	201,800	9,772,416
Mega Bloks, Inc. (a)	189,100	3,599,856
Mega Bloks, Inc. (a)(g)	345,000	6,567,691
Meridian Gold, Inc. (a)	461,800	5,856,121
Metro, Inc. Class A (sub. vtg.)	570,600	8,590,375
National Bank of Canada	1,053,500	32,687,664
OZ Optics Ltd. unit (i)	102,000	1,504,500
Petro-Canada	1,958,000	78,899,158
PetroKazakhstan, Inc. Class A (a)	1,077,100	24,507,395
Power Corp. of Canada (sub. vtg.)	1,000,000	32,847,933
Precision Drilling Corp. (a)	1,456,000	57,279,272
Saputo, Inc.	753,800	14,978,809
Sun Life Financial, Inc.	1,485,405	36,715,471
Talisman Energy, Inc.	948,500	46,320,755
TELUS Corp. (non-vtg.)	512,500	8,975,066
Thunder Energy, Inc. (a)	936,900	5,052,225
TimberWest Forest Corp. unit	2,052,400	18,025,629
TransCanada Corp.	1,063,400	21,695,457
Trican Well Service Ltd. (a)	592,600	10,337,353
Wheaton River Minerals Ltd. (a)	3,073,900	7,133,966
TOTAL CANADA		646,454,030
Cayman Islands - 0.2%
Apex Silver Mines Ltd. (a)	1,445,700	19,430,208
China - 1.0%
Byd Co. Ltd. (H Shares) (f)	8,852,500	23,084,259
China Oilfield Services Ltd. (H Shares)	9,238,000	2,676,612
China Shipping Development Co. Ltd. (H Shares)	9,164,000	6,018,389
China Telecom Corp. Ltd. sponsored ADR	1,345,800	43,725,042
Lianhua Supermarket Holdings Co. (H Shares)	5,663,000	5,542,238
Peoples Food Holdings Ltd.	23,114,000	14,749,376
PetroChina Co. Ltd. sponsored ADR	184,800	6,726,720
PICC Property & Casualty Co. Ltd. (H Shares)	2,564,000	600,323
Tsingtao Brewery Co. Ltd. (H Shares)	8,140,000	10,586,948
Zhenhai Refining & Chemical Co. (H Shares)	9,018,000	5,516,058
TOTAL CHINA		119,225,965
Denmark - 2.8%
A.P. Moller - Maersk AS:
Series A	918	6,952,486
Series B	3,290	25,737,171
Coloplast AS Series B	466,500	39,110,657
Danske Bank AS	3,202,350	64,375,364
Group 4 Falck AS	2,645,890	59,167,726
Novo Nordisk AS Series B	2,130,122	76,347,269
Novozymes AS Series B	1,490,400	47,844,416
TOTAL DENMARK		319,535,089
Common Stocks - continued
	Shares	Value (Note 1)
Finland - 0.6%
Nokia Corp. sponsored ADR	3,840,200	$ 65,244,998
TietoEnator Oyj	91,600	2,419,400
TOTAL FINLAND		67,664,398
France - 5.7%
AXA SA sponsored ADR	2,621,400	49,806,600
Bacou Dalloz	203,388	15,833,316
BNP Paribas SA	1,380,900	72,306,603
CNP Assurances	729,507	33,153,170
Credit Agricole SA	777,700	16,459,928
Credit Agricole SA rights 11/7/03 (a)	777,700	180,185
Dassault Aviation SA	31,362	11,389,865
Essilor International SA	699,422	33,527,955
Financiere Marc de Lacharriere SA (Fimalac)	490,587	13,975,001
Financiere Marc de Lacharriere SA (Fimalac) warrants 12/31/06 (a)	60,402	172,133
Ipsos SA	213,829	17,983,761
L'Oreal SA	621,279	45,774,234
Lagardere S.C.A. (Reg.)	89,300	4,476,264
Louis Vuitton Moet Hennessy (LVMH)	60,400	4,159,739
Neopost SA	1,170,940	57,935,066
NRJ Group	713,954	13,936,298
Pernod-Ricard	386,931	37,203,938
Suez SA (France)	554,300	8,861,378
Technip-Coflexip SA	494,753	48,717,462
Television Francaise 1 SA	758,167	22,660,103
Total SA sponsored ADR	1,432,000	111,796,240
Vinci SA	212,200	15,327,070
Vivendi Universal SA sponsored ADR (a)	1,138,700	23,946,861
TOTAL FRANCE		659,583,170
Germany - 3.7%
Allianz AG sponsored ADR	6,644,100	71,689,839
Altana AG sponsored ADR	836,650	52,541,620
AWD Holding AG	166,400	4,626,386
Bayerische Hypo Und Verein AG (a)	447,000	9,812,825
Celanese AG (Reg.)	610,570	21,169,932
Celesio AG	409,557	17,080,247
Deutsche Boerse AG	1,402,222	77,679,003
Deutsche Telekom AG sponsored ADR (a)	2,524,600	39,409,006
Epcos AG (a)	268,700	5,522,028
Fresenius Medical Care AG sponsored ADR	2,079,500	39,448,115
GFK AG	509,775	12,726,328
Metro AG	525,100	21,400,068
Muenchener Rueckversicherungs-Gesellschaft AG:
rights 11/10/03 (a)	183,600	1,512,236
(Reg.)	231,311	27,490,245
Stada Arzneimittel AG	413,689	21,369,223
TOTAL GERMANY		423,477,101

	Shares	Value (Note 1)
Greece - 0.8%
Coca-Cola Hellenic Bottling Co. SA (Bearer)	949,480	$ 18,324,752
Cosmote Mobile Telecommunications SA	923,900	10,574,485
Greek Organization of Football Prognostics SA	1,663,880	20,431,731
Hellenic Technodomiki Tev SA	749,090	3,939,736
Public Power Corp. of Greece	1,419,490	30,487,328
Technical Olympic SA (Reg.)	1,217,900	5,982,115
TOTAL GREECE		89,740,147
Hong Kong - 1.9%
Aeon Credit Service (Asia) Co. Ltd.	6,062,000	3,766,502
CNOOC Ltd. sponsored ADR	972,700	36,622,155
Esprit Holdings Ltd.	1,604,000	5,039,868
Global Bio-Chem Technology Group Co. Ltd.	22,348,000	11,367,389
Hutchison Whampoa Ltd.	4,476,000	34,727,387
Kingboard Chemical Holdings Ltd.	6,172,000	8,265,788
Li & Fung Ltd.	10,578,000	17,776,205
Techtronic Industries Co.	23,956,000	66,016,586
Television Broadcasts Ltd.	3,737,000	17,709,076
Yue Yuen Industrial Holdings Ltd.	7,343,947	20,805,454
TOTAL HONG KONG		222,096,410
India - 2.7%
Bajaj Auto Ltd.	784,700	15,847,234
Dr. Reddy's Laboratories Ltd.	1,725,860	45,515,177
HDFC Bank Ltd.	2,123,518	14,822,924
Housing Development Finance Corp. Ltd.	4,835,850	55,475,692
I-Flex Solutions Ltd.	1,044,609	15,832,787
Infosys Technologies Ltd.	419,784	43,918,465
Ranbaxy Laboratories Ltd.	2,209,120	47,923,572
Satyam Computer Services Ltd.	4,873,900	32,919,258
State Bank of India	3,556,849	38,001,462
TOTAL INDIA		310,256,571
Indonesia - 0.1%
PT Bank Rakyat Indonesia (a)(h)	67,099,000	6,910,123
Ireland - 1.3%
Allied Irish Banks PLC	1,250,300	18,249,966
Bank of Ireland	2,659,023	32,928,890
CRH PLC	1,034,000	18,506,586
IAWS Group PLC (Ireland)	3,716,027	39,604,450
Independent News & Media PLC (Ireland)	10,707,818	23,320,407
Kerry Group PLC Class A	708,500	12,311,427
TOTAL IRELAND		144,921,726
Israel - 0.3%
Teva Pharmaceutical Industries Ltd. sponsored ADR	674,500	38,372,305
Italy - 1.3%
Banca Intesa Spa	10,714,675	36,070,479
Banco Popolare di Verona e Novara	1,480,782	22,806,401
Common Stocks - continued
	Shares	Value (Note 1)
Italy - continued
Cassa Di Risparmio Di Firenze	4,251,975	$ 6,575,810
ENI Spa sponsored ADR	376,100	29,899,950
Telecom Italia Spa ADR (a)	2,197,719	56,920,922
TOTAL ITALY		152,273,562
Japan - 15.1%
Access Co. Ltd. (a)	90	5,181,917
Aeon Credit Service Ltd.	250,000	11,574,495
Asahi Glass Co. Ltd.	1,660,000	13,106,057
Avex, Inc.	134,300	2,675,250
Canon, Inc. ADR	1,992,600	97,537,770
Credit Saison Co. Ltd.	1,395,500	29,194,559
Daicel Chemical Industries Ltd.	903,000	3,827,524
Daito Trust Construction Co.	633,500	19,591,594
Daiwa Securities Group, Inc.	12,881,000	94,199,777
Dwango Co. Ltd.	269	3,914,862
Enplas Corp.	331,000	10,989,175
Fuji Soft ABC, Inc.	89,600	2,713,917
Fuji Television Network, Inc.	1,331	7,082,363
Gigno System Japan, Inc.	896	2,436,820
Hoya Corp.	527,100	47,704,609
Index Corp.	448	3,011,388
Ito Yokado Ltd.	802,000	29,471,346
JAFCO Co. Ltd.	294,300	25,162,997
Kadokawa Shoten Publishing Co. Ltd.	89,500	2,588,776
Keyence Corp.	127,600	28,064,106
Konica Minolta Holdings, Inc.	4,122,000	54,177,640
Kyocera Corp.	526,000	31,672,911
Kyorin Pharmaceutical Co. Ltd.	441,000	6,638,666
Millea Holdings, Inc.	1,758	20,947,607
Mitsubishi Securities Co. Ltd.	876,000	9,959,978
Murata Manufacturing Co. Ltd.	442,500	25,155,765
Nikko Cordial Corp.	23,414,000	126,291,625
Nikon Corp. (a)	1,575,000	23,910,086
Nissan Motor Co. Ltd.	4,769,300	53,916,934
Nitori Co. Ltd.	72,150	4,600,432
Nitto Denko Corp.	683,200	35,856,502
NOK Corp.	90,000	3,544,661
Nomura Holdings, Inc.	7,867,000	135,100,011
Olympus Corp.	821,000	17,997,179
ORIX Corp.	747,500	62,892,256
Ricoh Co. Ltd.	893,000	16,935,646
Rohm Co. Ltd.	384,200	51,790,465
Seiyu Ltd. (a)	6,551,000	21,153,401
Shin-Etsu Chemical Co. Ltd.	1,472,700	54,787,545
Shinko Electric Industries Co. Ltd.	455,200	11,179,188
Sony Corp. sponsored ADR	2,971,700	104,603,840
Stanley Electric Co. Ltd.	818,000	17,410,587
Sumitomo Mitsui Financial Group, Inc.	19,675	98,965,567
TDK Corp.	469,800	30,767,326
Terumo Corp.	964,800	18,341,203
Tokyo Electron Ltd.	1,258,900	90,232,231

	Shares	Value (Note 1)
Toshiba Corp.	10,448,000	$ 41,909,840
Toyota Industries Corp.	800,000	14,771,693
Toyota Motor Corp.	276,000	8,006,760
Toyota Motor Corp. ADR	1,310,800	76,052,616
UFJ Holdings, Inc. (a)	5,167	22,089,229
USS Co. Ltd.	90,330	6,416,930
Yamada Denki Co. Ltd.	299,100	9,522,012
TOTAL JAPAN		1,747,627,634
Korea (South) - 1.7%
Amorepacific Corp.	114,800	15,762,561
Honam Petrochemical Corp.	178,790	7,160,661
Kookmin Bank sponsored ADR	958,990	35,242,883
KT&G Corp.	712,900	13,733,935
LG Card Co. Ltd.	1,192,660	12,143,258
LG Electronics, Inc.	231,800	12,006,196
Samsung Electronics Co. Ltd.	244,760	97,200,797
TOTAL KOREA (SOUTH)		193,250,291
Luxembourg - 0.1%
SES Global Fiduciary Depositary Receipts	1,511,063	13,408,761
Mexico - 0.7%
Coca-Cola Femsa SA de CV sponsored ADR (a)	1,294,500	26,148,900
Fomento Economico Mexicano SA de CV sponsored ADR	559,000	19,967,480
Grupo Radio Centro SA de CV sponsored ADR	1,109,100	6,732,237
TV Azteca SA de CV sponsored ADR	3,522,000	28,492,980
TOTAL MEXICO		81,341,597
Netherlands - 5.4%
ASML Holding NV (NY Shares) (a)	4,504,800	79,059,240
EADS NV	831,773	16,862,430
Euronext NV	2,017,453	49,196,343
Fugro NV (Certificaten Van Aandelen)	530,900	26,599,663
ING Groep NV sponsored ADR	2,672,300	55,690,732
Koninklijke Numico NV (Certificaten Van Aandelen) (a)	895,000	20,124,535
Koninklijke Philips Electronics NV (NY Shares)	1,023,600	27,473,424
Nutreco Holding NV	359,500	9,578,644
OPG Groep NV (A Shares)	441,200	15,793,242
Royal Dutch Petroleum Co. (NY Shares)	1,265,900	56,180,642
Unilever NV (NY Shares)	3,359,500	197,034,675
Van der Moolen Holding NV sponsored ADR	626,800	5,409,284
Vedior NV (Certificaten Van Aandelen)	1,703,754	24,474,051
VNU NV	1,338,251	40,617,778
TOTAL NETHERLANDS		624,094,683
Netherlands Antilles - 0.3%
Schlumberger Ltd. (NY Shares)	814,800	38,271,156
Common Stocks - continued
	Shares	Value (Note 1)
Norway - 1.1%
DnB Holding ASA	6,996,200	$ 40,640,111
Gjensidige NOR ASA	421,950	17,210,822
Orkla ASA (A Shares)	369,450	7,703,587
ProSafe ASA	511,400	9,116,986
Schibsted AS (B Shares)	963,150	16,865,759
Storebrand ASA (A Shares) (a)	6,439,400	35,684,880
TOTAL NORWAY		127,222,145
Panama - 0.2%
Banco Latin Americano de Exporaciones SA (BLADEX) Series E (a)(f)	1,826,984	27,404,760
Portugal - 0.3%
Brisa Auto-Estradas de Portugal SA	2,515,179	15,675,755
Portugal Telecom SGPS SA sponsored ADR	1,743,300	14,730,885
TOTAL PORTUGAL		30,406,640
Russia - 1.3%
JSC MMC 'Norilsk Nickel' sponsored ADR	454,800	23,308,500
Lukoil Oil Co. sponsored ADR	360,100	29,276,130
Mobile TeleSystems OJSC sponsored ADR	255,900	19,829,691
OAO Gazprom sponsored ADR	827,900	19,869,600
Sibneft sponsored ADR	558,400	12,145,200
Surgutneftegaz JSC sponsored ADR	269,800	6,701,832
YUKOS Corp. sponsored ADR	977,343	45,153,247
TOTAL RUSSIA		156,284,200
Singapore - 0.2%
Datacraft Asia Ltd. (a)	4,509,000	5,636,250
Fraser & Neave Ltd.	858,600	6,071,158
Want Want Holdings Ltd.	12,644,000	10,684,180
TOTAL SINGAPORE		22,391,588
South Africa - 0.4%
Anglo American Platinum Corp. Ltd.	213,000	9,121,592
Gold Fields Ltd. sponsored ADR	775,700	11,108,024
Harmony Gold Mining Co. Ltd. sponsored ADR	1,639,600	24,790,752
MTN Group Ltd. (a)	914,700	3,279,780
TOTAL SOUTH AFRICA		48,300,148
Spain - 4.3%
Actividades de Construccion y Servicios SA (ACS)	1,173,212	49,226,872
Altadis SA (Spain)	3,988,631	96,386,333
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	3,863,500	44,121,170
Banco Espanol de Credito SA (Reg.)	447,400	4,478,030
Banco Popular Espanol SA (Reg.)	803,724	41,646,943
Banco Santander Central Hispano SA ADR	6,677,600	63,637,528
Compania de Distribucion Integral Logista SA	647,820	17,373,313

	Shares	Value (Note 1)
Fomento Construcciones y Contratas SA (FOCSA)	929,332	$ 30,208,965
Grupo Auxiliar Metalurgico SA (Gamesa)	340,800	9,190,938
Grupo Ferrovial SA	944,229	26,864,762
Inditex SA	1,604,644	33,032,650
Prosegur Comp Securidad SA (Reg.)	552,300	8,957,367
Repsol YPF SA sponsored ADR	714,300	12,407,391
Telefonica SA sponsored ADR	1,235,800	46,218,920
Union Fenosa SA	461,000	7,423,232
TOTAL SPAIN		491,174,414
Sweden - 2.2%
Eniro AB	2,269,900	18,112,137
Getinge AB (B Shares)	625,500	22,799,031
Hennes & Mauritz AB (H&M) (B Shares)	1,468,900	31,036,532
Nordea AB	2,042,400	12,620,284
OMHEX AB	1,367,600	13,967,930
Securitas AB (B Shares)	4,743,100	58,132,162
Svenska Cellulosa AB (SCA) (B Shares)	794,750	29,881,253
Swedish Match Co.	3,212,800	26,045,961
Tele2 AB (B Shares) (a)	275,600	13,810,259
Telefonaktiebolaget LM Ericsson ADR (a)	1,643,100	28,064,148
TV 4 AB (A Shares)	105,520	2,061,148
TOTAL SWEDEN		256,530,845
Switzerland - 6.9%
Actelion Ltd. (Reg.) (a)	329,985	31,260,700
Alcon, Inc.	748,500	41,249,835
Compagnie Financiere Richemont unit	853,124	19,123,061
Converium Holding AG	457,786	22,469,282
Credit Suisse Group sponsored ADR	2,799,200	98,755,776
INFICON Holding AG (a)(f)	196,142	14,630,912
Nestle SA (Reg.)	255,263	55,980,398
Nobel Biocare Holding AG (Switzerland)	907,181	80,188,683
Novartis AG sponsored ADR	5,994,899	230,024,277
Roche Holding AG (participation certificate)	1,083,880	89,339,654
Schindler Holding AG (Reg'd.) (a)	67,400	16,943,011
SIG Holding AG	102,030	13,642,308
Swiss Life Holding (a)	57,640	9,738,520
Tecan Group AG	394,276	14,116,998
The Swatch Group AG (Reg.)	1,594,942	33,907,092
UBS AG (NY Shares)	386,753	23,723,429
TOTAL SWITZERLAND		795,093,936
Taiwan - 1.0%
Chinatrust Financial Holding Co.	12,019,080	12,504,377
Fubon Financial Holding Co. Ltd.	13,584,910	14,333,621
Hon Hai Precision Industries Co. Ltd.	8,083,000	36,210,315
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	21,709,136	42,868,025
Common Stocks - continued
	Shares	Value (Note 1)
Taiwan - continued
United Microelectronics Corp. (a)	5,625,000	$ 5,155,836
Yuanta Core Pacific Securities Co. Ltd.	9,448,455	5,875,697
TOTAL TAIWAN		116,947,871
Thailand - 0.0%
BEC World PCL (For. Reg.)	461,800	2,797,387
United Kingdom - 16.6%
Amdocs Ltd. (a)	929,900	19,955,654
Amersham PLC	914,300	11,363,308
Anglo American PLC:
ADR	272,444	5,568,755
(United Kingdom)	600,000	12,260,678
ARM Holdings PLC sponsored ADR (a)	2,188,300	12,670,257
AstraZeneca PLC sponsored ADR	2,634,600	125,617,728
Astro All Asia Networks PLC (a)	1,380,600	1,714,851
BAE Systems PLC	8,517,200	26,409,725
BBA Group PLC	2,801,900	12,331,733
BOC Group PLC	2,238,173	30,471,615
BP PLC sponsored ADR	1,965,700	83,306,366
British American Tobacco PLC sponsored ADR	2,264,900	54,516,143
Capita Group PLC	8,967,800	37,569,737
Capital Radio PLC	1,209,278	9,630,303
Celltech Group PLC (a)	2,134,788	16,602,878
Centrica PLC	12,608,700	39,416,914
Danka Business Systems PLC sponsored ADR (a)	2,752,200	8,449,254
Enterprise Inns PLC	1,968,037	28,194,397
French Connection Group PLC	383,835	12,828,549
Gallaher Group PLC sponsored ADR	732,400	29,259,380
GlaxoSmithKline PLC sponsored ADR	3,245,675	140,505,271
Hays PLC	7,291,800	15,073,376
HSBC Holdings PLC sponsored ADR	1,875,800	140,816,306
Icap PLC	276,100	6,472,343
Inchcape PLC	1,358,940	31,453,351
Intertek Group PLC	2,853,900	24,831,053
Johnston Press PLC	1,825,800	14,385,405
Kesa Electricals PLC	3,976,374	16,439,666
Kingfisher PLC	7,583,503	36,299,802
London Stock Exchange PLC	2,532,277	16,411,890
Maiden Group PLC	1,585,000	6,848,341
Man Group PLC	953,800	23,417,560
National Grid Transco PLC	1,706,100	10,876,695
Next PLC	2,420,300	48,391,285
Northern Rock PLC	2,065,200	24,792,363
Pennon Group PLC	902,892	9,768,157
PHS Group PLC	9,354,392	13,710,321
Prudential PLC	7,089,200	54,924,598
Punch Taverns Ltd.	2,894,500	16,638,315
Reckitt Benckiser PLC	3,744,600	78,676,143
Rentokil Initial PLC	5,431,500	20,545,996
Rio Tinto PLC (Reg.)	1,412,000	34,964,655

	Shares	Value (Note 1)
Royal Bank of Scotland Group PLC	862,400	$ 23,073,146
Shire Pharmaceuticals Group PLC sponsored ADR (a)	1,034,000	23,678,600
Signet Group PLC	1,805,800	3,166,839
SMG PLC	6,890,643	11,792,261
Smith & Nephew PLC	8,424,300	66,838,632
Standard Chartered PLC	1,305,200	20,843,679
Taylor Nelson Sofres PLC	8,118,580	29,644,443
Tesco PLC	23,653,600	94,685,834
Trinity Mirror PLC	2,160,505	19,804,710
United Business Media PLC	1,359,691	10,689,912
Vodafone Group PLC sponsored ADR	7,384,100	156,173,715
William Hill PLC	5,140,690	29,528,206
Wolfson Microelectronics PLC (a)	326,900	1,315,511
Xstrata PLC	4,035,607	41,369,492
Yell Group PLC (a)	3,396,500	16,516,935
TOTAL UNITED KINGDOM		1,913,503,032
United States of America - 4.1%
Affiliated Computer Services, Inc. Class A (a)	204,900	10,025,757
AFLAC, Inc.	733,600	26,761,728
Baxter International, Inc.	498,500	13,250,130
Central European Distribution Corp. (a)	441,400	16,592,226
Forest Laboratories, Inc. (a)	512,600	25,635,126
Fox Entertainment Group, Inc. Class A (a)	508,400	14,082,680
Freeport-McMoRan Copper & Gold, Inc. Class B	1,062,500	41,171,875
Golden Telecom, Inc. (a)	91,300	2,366,587
Merck & Co., Inc.	447,200	19,788,600
Mettler-Toledo International, Inc. (a)	920,200	35,280,468
Motorola, Inc.	5,049,400	68,318,382
Newmont Mining Corp. Holding Co.	757,680	33,171,230
NTL, Inc. (a)	1,064,310	65,699,856
Orthofix International NV (a)(f)	720,500	26,298,250
Phelps Dodge Corp. (a)	334,600	20,658,204
Synthes-Stratec, Inc.	55,431	50,692,530
TOTAL UNITED STATES OF AMERICA		469,793,629
TOTAL COMMON STOCKS (Cost $8,789,177,787)		10,858,545,273
Preferred Stocks - 0.4%

Convertible Preferred Stocks - 0.0%
Canada - 0.0%
Metrophotonics, Inc. Series 2 (i)	198,000	1,980,000
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - 0.4%
Germany - 0.4%
Fresenius Medical Care AG	536,400	$ 21,935,158
Porsche AG (non-vtg.)	45,600	22,319,754
TOTAL GERMANY		44,254,912
TOTAL PREFERRED STOCKS (Cost $42,574,036)		46,234,912
Investment Companies - 0.5%

China - 0.2%
China Fund, Inc.	300,000	10,422,000
Templeton China World Fund, Inc.	565,000	8,737,386
TOTAL CHINA		19,159,386
India - 0.1%
The India Fund, Inc.	471,578	8,950,550
Multi-National - 0.2%
Templeton Dragon Fund, Inc.	1,535,000	24,038,100
TOTAL INVESTMENT COMPANIES (Cost $26,169,817)		52,148,036
Nonconvertible Bonds - 0.7%
		Principal Amount (d)
United Kingdom - 0.5%
Telewest Communications PLC yankee:
0% 4/15/09 (c)(e)		$ 7,850,000	3,473,625
0% 2/1/10 (c)(e)		17,540,000	7,059,850
9.875% 2/1/10 (c)		22,770,000	11,726,550
11.25% 11/1/08 (c)		2,010,000	1,080,375
Telewest PLC:
11% 10/1/07 (c)		57,825,000	31,225,500
yankee 9.625% 10/1/06 (c)		8,384,000	4,443,520
TOTAL UNITED KINGDOM			59,009,420
United States of America - 0.2%
NTL, Inc. 19% 1/1/10		27,678,172	26,986,218
TOTAL NONCONVERTIBLE BONDS (Cost $72,349,944)			85,995,638
Government Obligations - 0.4%

Japan - 0.4%
Japan Government 0.2% 9/20/05 (Cost $44,969,708)	JPY	4,955,600,000	45,150,769
Money Market Funds - 5.7%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.07% (b)	497,803,736	$ 497,803,736
Fidelity Securities Lending Cash Central Fund, 1.09% (b)	160,310,621	160,310,621
TOTAL MONEY MARKET FUNDS (Cost $658,114,357)		658,114,357
Cash Equivalents - 0.2%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1.01%, dated 10/31/03 due 11/3/03) (Cost $25,171,000)	25,173,113	25,171,000
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $9,658,526,649)		11,771,359,985
NET OTHER ASSETS - (2.0)%		(228,973,638)
NET ASSETS - 100%		$ 11,542,386,347
Currency Abbreviations
JPY	-	Japanese yen
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Affiliated company

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $13,973,586 or 0.1% of net assets.

(h) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
ITF Optical Technologies, Inc. Series A	10/11/00	$ 1,999,935
Metrophotonics, Inc. Series 2	9/29/00	$ 1,980,000
OZ Optics Ltd. unit	8/18/00	$ 1,505,520
Other Information
Transactions during the period with companies which are or were affiliates are as follows:
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Banco Latin Americano de Exporaciones SA (BLADEX) Series E	$ -	$ -	$ -	$ 27,404,760
Byd Co. Ltd. (H Shares)	-	-	-	23,084,259
Clear Media Ltd.	746,057	-	-	17,565,565
INFICON Holding AG	4,319,731	-	-	14,630,912
Orthofix International NV	-	-	-	26,298,250
Professional Staffing PLC spnsored ADR	-	2,842,288	-	-
TOTALS	$ 5,065,788	$ 2,842,288	$ -	$ 108,983,746

Purchases and sales of securities, other than short-term securities, aggregated $6,260,592,651 and $4,063,681,243, respectively, of which long-term U.S. government and government agency obligations aggregated $0 and $118,008,697, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $25,206 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,534,284 or 0.0% of net assets.

Income Tax Information
At October 31, 2003, the fund had a capital loss carryforward of approximately $843,477,000 of which $376,613,000 and $466,864,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Diversified International

Financial Statements

Statement of Assets and Liabilities

	October 31, 2003

Assets
Investment in securities, at value (including securities loaned of $153,371,499 and repurchase agreements of $25,171,000) (cost $9,658,526,649) - See accompanying schedule		$ 11,771,359,985
Cash		514
Foreign currency held at value (cost $13,813,322)		14,030,767
Receivable for investments sold		70,832,229
Receivable for fund shares sold		63,693,656
Dividends receivable		20,221,074
Interest receivable		480,358
Redemption fees receivable		2,939
Prepaid expenses		49,173
Other receivables		77,343
Total assets		11,940,748,038

Liabilities
Payable for investments purchased Regular delivery	$ 195,546,039
Delayed delivery	6,979,225
Payable for fund shares redeemed	6,813,162
Accrued management fee	8,031,271
Other payables and accrued expenses	20,681,373
Collateral on securities loaned, at value	160,310,621
Total liabilities		398,361,691

Net Assets		$ 11,542,386,347
Net Assets consist of:
Paid in capital		$ 10,202,027,873
Undistributed net investment income		122,952,442
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(877,771,847)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,095,177,879
Net Assets, for 516,333,239 shares outstanding		$ 11,542,386,347
Net Asset Value, offering price and redemption price per share ($11,542,386,347 ÷ 516,333,239 shares)		$ 22.35

Statement of Operations

	Year ended October 31, 2003

Investment Income
Dividends		$ 183,807,171
Interest		14,495,771
Security lending		4,084,524
		202,387,466
Less foreign taxes withheld		(17,971,900)
Total income		184,415,566

Expenses
Management fee Basic fee	$ 61,737,467
Performance adjustment	13,335,751
Transfer agent fees	25,129,430
Accounting and security lending fees	1,602,618
Non-interested trustees' compensation	35,312
Appreciation in deferred trustee compensation account	4,672
Custodian fees and expenses	2,848,720
Registration fees	258,899
Audit	108,508
Legal	32,502
Miscellaneous	134,661
Total expenses before reductions	105,228,540
Expense reductions	(1,809,208)	103,419,332
Net investment income (loss)		80,996,234
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of ($1,916,998) on sales of investments in affiliated issuers) (net of foreign tax of $8,306)	162,147,122
Foreign currency transactions	1,658,451
Total net realized gain (loss)		163,805,573
Change in net unrealized appreciation (depreciation) on: Investment securities (net of deferred foreign taxes of $18,082,103)	2,382,212,422
Assets and liabilities in foreign currencies	(286,648)
Total change in net unrealized appreciation (depreciation)		2,381,925,774
Net gain (loss)		2,545,731,347
Net increase (decrease) in net assets resulting from operations		$ 2,626,727,581

See accompanying notes which are an integral part of the financial statements.

Annual Report

Diversified International
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2003	Year ended October 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 80,996,234	$ 52,383,077
Net realized gain (loss)	163,805,573	(480,299,687)
Change in net unrealized appreciation (depreciation)	2,381,925,774	(90,197,703)
Net increase (decrease) in net assets resulting from operations	2,626,727,581	(518,114,313)
Distributions to shareholders from net investment income	(53,240,295)	(3,276,430)
Share transactions Net proceeds from sales of shares	3,892,882,628	2,979,765,165
Reinvestment of distributions	50,696,237	3,128,958
Cost of shares redeemed	(1,710,750,521)	(1,570,408,548)
Net increase (decrease) in net assets resulting from share transactions	2,232,828,344	1,412,485,575
Redemption fees	598,391	632,765
Total increase (decrease) in net assets	4,806,914,021	891,727,597

Net Assets
Beginning of period	6,735,472,326	5,843,744,729
End of period (including undistributed net investment income of $122,952,442 and undistributed net investment income of $48,517,834, respectively)	$ 11,542,386,347	$ 6,735,472,326
Other Information Shares
Sold	207,041,717	160,294,241
Issued in reinvestment of distributions	2,989,169	167,324
Redeemed	(92,290,398)	(85,513,680)
Net increase (decrease)	117,740,488	74,947,885

Financial Highlights

Years ended October 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 16.90	$ 18.06	$ 22.98	$ 21.34	$ 17.21
Income from Investment Operations
Net investment income (loss) B	.18	.14	.22	.39 C	.18
Net realized and unrealized gain (loss)	5.40	(1.29)	(3.78)	2.20	4.65
Total from investment operations	5.58	(1.15)	(3.56)	2.59	4.83
Distributions from net investment income	(.13)	(.01)	(.55)	(.25)	(.23)
Distributions from net realized gain	-	-	(.81)	(.70)	(.47)
Total distributions	(.13)	(.01)	(1.36)	(.95)	(.70)
Redemption fees added to paid in capital B	- E	- E	- E	- E	-
Net asset value, end of period	$ 22.35	$ 16.90	$ 18.06	$ 22.98	$ 21.34
Total Return A	33.26%	(6.37)%	(16.45)%	12.20%	29.12%
Ratios to Average Net Assets D
Expenses before expense reductions	1.24%	1.22%	1.21%	1.14%	1.21%
Expenses net of voluntary waivers, if any	1.24%	1.22%	1.21%	1.14%	1.21%
Expenses net of all reductions	1.22%	1.19%	1.16%	1.12%	1.18%
Net investment income (loss)	.96%	.77%	1.08%	1.62%	.94%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,542,386	$ 6,735,472	$ 5,843,745	$ 6,287,669	$ 3,579,586
Portfolio turnover rate	51%	55%	86%	94%	73%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Investment income per share reflects a special dividend which amounted to $.19 per share. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E Amount represents less than $.01 per-share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Aggressive International

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2003	Past 1 year	Past 5 years	Life of fund A
Fidelity Aggressive International	33.33%	5.44%	6.43%

A From November 1, 1994.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Aggressive International Fund on November 1, 1994, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Morgan Stanley Capital International All Country World Index Free ex-USA did over the same period.

Annual Report

Aggressive International

Management's Discussion of Fund Performance

Comments from Kevin McCarey, Portfolio Manager of Fidelity Aggressive International Fund

Mirroring the U.S. rally, most international stock markets rebounded sharply during the 12-month period ending October 31, 2003. Encouraged by improved corporate earnings, favorable interest rates and the easing of geopolitical tensions, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index - a proxy for stock markets outside the United States and Canada - gained 27.39% during the past year. From a regional perspective, all 16 countries in the MSCI Europe index - which gained 24.56% - had double-digit advances. Spain, Denmark and Sweden were among the region's best performers. In Japan, increased capital spending, exports and machinery orders helped the Tokyo Stock Exchange Stock Price Index (TOPIX) advance 36.39%. Following the SARS epidemic, other Asian markets also rebounded. For instance, the Hong Kong market, as measured by the Hang Seng Index, gained 34.51%. Emerging markets also fared well, particularly Latin America. The MSCI Emerging Markets Free-Latin America index rose 59.75%. Canadian equities, as measured by the S&P/TSX Composite Index, also posted an impressive annual gain, advancing 50.66%.

For the 12 months that ended October 31, 2003, the fund gained 33.33%. During the same time frame, the Morgan Stanley Capital International (MSCI) All Country World Index Free ex-USA rose 30.20% and the Lipper International Funds Average returned 24.51%. The market environment was very conducive to the fund's aggressive style of growth investing. In particular, investments in semiconductor and semiconductor equipment companies helped performance. Dutch company ASML Holding and Tokyo Electron, both among the world's largest makers of semiconductor equipment, were strong performers. Performance also was helped by Sumitomo Mitsui Financial Group, one of the world's largest banks, which benefited as expectations for economic recovery increased and optimism rose about Japan's economy. On the negative side, the strong economy led capital goods stocks to perform well, and being underweighted in this area hurt the fund's relative performance. Also, some of the capital goods stocks the fund did own failed to perform as well as I hoped. For example, ABB, a Swiss conglomerate, was a strong-performing stock for the period, but I sold it from the fund before it rebounded. Another capital goods disappointment was Neopost, a French maker of postal equipment that encountered weak demand for its products.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Aggressive International

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2003
Japan	19.5%
United Kingdom	12.8%
Switzerland	8.7%
Germany	8.6%
India	8.6%
United States of America	7.5%
Netherlands	6.0%
Sweden	4.9%
Canada	4.7%
Other	18.7%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2003
Germany	13.6%
Netherlands	11.6%
Switzerland	11.3%
France	10.7%
Japan	10.6%
United Kingdom	8.0%
Spain	7.6%
United States of America	6.2%
Brazil	4.5%
Other	15.9%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	92.5	96.1
Short-Term Investments and Net Other Assets	7.5	3.9
Top Ten Stocks as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Nikko Cordial Corp. (Japan, Capital Markets)	4.7	1.4
United Microelectronics Corp. (Taiwan, Semiconductors & Semiconductor Equipment)	4.0	0.0
Telefonaktiebolaget LM Ericsson (B Shares) (Sweden, Communications Equipment)	4.0	2.8
ASML Holding NV (NY Shares) (Netherlands, Semiconductors & Semiconductor Equipment)	3.7	4.7
China Telecom Corp. Ltd. (H Shares) (China, Diversified Telecommunication Services)	3.6	0.0
Nomura Holdings, Inc. (Japan, Capital Markets)	3.3	2.7
Fresenius Medical Care AG (Germany, Health Care Providers & Services)	2.8	2.2
Actelion Ltd. (Reg.) (Switzerland, Biotechnology)	2.7	1.8
Deutsche Lufthansa AG (Reg.) (Germany, Airlines)	2.4	0.0
HSBC Holdings PLC (United Kingdom) (Reg.) (United Kingdom, Commercial Banks)	2.1	0.0
	33.3
Market Sectors as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	29.0	21.2
Information Technology	18.2	17.8
Health Care	13.0	19.0
Consumer Discretionary	10.1	14.3
Telecommunication Services	7.3	7.6
Consumer Staples	4.6	8.3
Energy	3.8	2.3
Industrials	3.3	1.6
Materials	3.2	4.0

Annual Report

Aggressive International

Investments October 31, 2003

Showing Percentage of Net Assets

Common Stocks - 92.5%
	Shares	Value (Note 1)
Brazil - 2.0%
Aracruz Celulose SA sponsored ADR	400,700	$ 11,259,670
Canada - 4.7%
Biovail Corp. (a)	289,100	6,955,064
Precision Drilling Corp. (a)	171,700	6,754,705
Talisman Energy, Inc.	140,300	6,851,663
TELUS Corp. (non-vtg.)	321,600	5,631,964
TOTAL CANADA		26,193,396
China - 3.6%
China Telecom Corp. Ltd. (H Shares)	59,950,000	19,878,857
PICC Property & Casualty Co. Ltd. (H Shares)	124,000	29,033
TOTAL CHINA		19,907,890
Denmark - 1.3%
Coloplast AS Series B	88,405	7,411,742
France - 2.9%
Business Objects SA (a)	276,100	9,019,715
Pernod-Ricard	74,000	7,115,200
TOTAL FRANCE		16,134,915
Germany - 8.6%
Allianz AG (Reg.)	106,000	11,324,219
Deutsche Boerse AG	142,511	7,894,693
Deutsche Lufthansa AG (Reg.)	851,100	13,300,557
Fresenius Medical Care AG	270,300	15,358,979
TOTAL GERMANY		47,878,448
Hungary - 0.5%
OTP Bank Rt. unit (a)	106,600	2,617,030
India - 8.6%
Bank of Baroda	1,388,500	5,854,862
Bank of India	4,056,446	5,544,943
Cipla Ltd.	94,990	2,722,055
Dr. Reddy's Laboratories Ltd.	245,688	6,479,397
I-Flex Solutions Ltd.	306,615	4,647,260
Reliance Industries Ltd.	727,700	7,808,484
State Bank of India	797,153	8,516,802
State Bank of India GDR (Reg. S)	198,800	5,973,940
TOTAL INDIA		47,547,743
Indonesia - 0.6%
PT Bank Central Asia Tbk	6,612,500	2,743,383
PT Bank Rakyat Indonesia (a)(c)	3,284,000	338,199
TOTAL INDONESIA		3,081,582
Italy - 1.4%
Bulgari Spa	855,400	7,738,236
Japan - 19.5%
Aeon Credit Service Ltd.	124,600	5,768,728
Canon, Inc.	105,000	5,139,750

	Shares	Value (Note 1)
Don Quijote Co. Ltd.	85,800	$ 4,612,316
FamilyMart Co. Ltd.	352,500	7,663,043
Konica Minolta Holdings, Inc.	488,000	6,414,044
Nikko Cordial Corp.	4,793,000	25,852,728
Nitto Denko Corp.	122,000	6,402,947
Nomura Holdings, Inc.	1,052,000	18,065,999
Skylark Co. Ltd.	262,500	4,324,063
Sumitomo Mitsui Financial Group, Inc.	1,506	7,575,204
TDK Corp.	97,000	6,352,556
Tokyo Electron Ltd.	72,400	5,189,303
Tv Asahi Corp.	2,935	4,671,866
TOTAL JAPAN		108,032,547
Korea (South) - 0.9%
LG Card Co. Ltd.	486,820	4,956,636
Netherlands - 6.0%
ASML Holding NV (NY Shares) (a)	1,155,400	20,277,270
Versatel Telecom International NV (a)	2,768,800	6,350,882
VNU NV	193,500	5,872,994
Wolters Kluwer NV (Certificaten Van Aandelen)	60,600	848,743
TOTAL NETHERLANDS		33,349,889
Spain - 1.0%
Banco Popular Espanol SA (Reg.)	109,100	5,653,286
Sweden - 4.9%
Securitas AB (B Shares)	426,200	5,223,573
Telefonaktiebolaget LM Ericsson (B Shares) (a)	12,905,800	22,043,102
TOTAL SWEDEN		27,266,675
Switzerland - 8.7%
Actelion Ltd. (Reg.) (a)	155,731	14,752,974
Credit Suisse Group (Reg.)	293,760	10,309,867
Novartis AG (Reg.)	88,500	3,395,745
Roche Holding AG (participation certificate)	38,450	3,169,271
Serono SA Series B	7,633	5,249,609
The Swatch Group AG (Reg.)	311,760	6,627,749
UBS AG (Reg.)	81,920	5,010,771
TOTAL SWITZERLAND		48,515,986
Taiwan - 4.0%
United Microelectronics Corp. (a)	24,097,308	22,087,423
Turkey - 0.5%
Akbank Turk Anonim Sirketi	552,643,300	2,588,747
United Kingdom - 12.8%
British American Tobacco PLC	845,700	10,209,798
Collins Stewart Tullett PLC	1,041,582	6,794,698
EMAP PLC	414,800	5,626,211
HSBC Holdings PLC (United Kingdom) (Reg.)	772,354	11,596,118
Kingfisher PLC	1,989,995	9,525,469
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Man Group PLC	226,200	$ 5,553,630
Signet Group PLC	3,885,400	6,813,842
Smith & Nephew PLC	773,400	6,136,177
Vodafone Group PLC	4,206,700	8,897,174
TOTAL UNITED KINGDOM		71,153,117
TOTAL COMMON STOCKS (Cost $437,338,337)		513,374,958
Money Market Funds - 7.3%

Fidelity Cash Central Fund, 1.07% (b)	19,361,741	19,361,741
Fidelity Securities Lending Cash Central Fund, 1.09% (b)	21,058,956	21,058,956
TOTAL MONEY MARKET FUNDS (Cost $40,420,697)		40,420,697
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $477,759,034)		553,795,655
NET OTHER ASSETS - 0.2%		1,057,462
NET ASSETS - 100%		$ 554,853,117
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $832,502,738 and $709,271,259, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $119 for the period.
Income Tax Information
At October 31, 2003, the fund had a capital loss carryforward of approximately $84,118,000 of which $63,645,000 and $20,473,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Aggressive International

Financial Statements

Statement of Assets and Liabilities

	October 31, 2003

Assets
Investment in securities, at value (including securities loaned of $20,228,447) (cost $477,759,034) - See accompanying schedule		$ 553,795,655
Foreign currency held at value (cost $5,575,822)		5,578,799
Receivable for investments sold		20,399,588
Receivable for fund shares sold		1,171,289
Dividends receivable		418,766
Interest receivable		42,033
Redemption fees receivable		4
Prepaid expenses		2,450
Other receivables		59,102
Total assets		581,467,686

Liabilities
Payable for investments purchased Regular delivery	$ 4,062,317
Delayed delivery	341,581
Payable for fund shares redeemed	524,256
Accrued management fee	369,794
Other payables and accrued expenses	257,665
Collateral on securities loaned, at value	21,058,956
Total liabilities		26,614,569

Net Assets		$ 554,853,117
Net Assets consist of:
Paid in capital		$ 559,734,322
Undistributed net investment income		3,405,781
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(84,170,201)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		75,883,215
Net Assets, for 38,632,831 shares outstanding		$ 554,853,117
Net Asset Value, offering price and redemption price per share ($554,853,117 ÷ 38,632,831 shares)		$ 14.36

Statement of Operations

	Year ended October 31, 2003

Investment Income
Dividends		$ 6,162,886
Interest		508,128
Security lending		291,819
		6,962,833
Less foreign taxes withheld		(646,422)
Total income		6,316,411

Expenses
Management fee Basic fee	$ 2,754,942
Performance adjustment	118,205
Transfer agent fees	1,253,003
Accounting and security lending fees	231,264
Non-interested trustees' compensation	1,467
Custodian fees and expenses	177,573
Registration fees	41,911
Audit	65,782
Legal	1,060
Miscellaneous	2,687
Total expenses before reductions	4,647,894
Expense reductions	(239,101)	4,408,793
Net investment income (loss)		1,907,618
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	37,944,674
Foreign currency transactions	(4,947)
Total net realized gain (loss)		37,939,727
Change in net unrealized appreciation (depreciation) on: Investment securities (net of deferred foreign taxes of $112,082)	77,729,790
Assets and liabilities in foreign currencies	319,787
Total change in net unrealized appreciation (depreciation)		78,049,577
Net gain (loss)		115,989,304
Net increase (decrease) in net assets resulting from operations		$ 117,896,922

See accompanying notes which are an integral part of the financial statements.

Annual Report

Aggressive International
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2003	Year ended October 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,907,618	$ 341,594
Net realized gain (loss)	37,939,727	(19,521,357)
Change in net unrealized appreciation (depreciation)	78,049,577	8,778,554
Net increase (decrease) in net assets resulting from operations	117,896,922	(10,401,209)
Distributions to shareholders from net investment income	(285,614)	(1,108,095)
Share transactions Net proceeds from sales of shares	284,514,275	208,162,125
Reinvestment of distributions	266,849	1,055,971
Cost of shares redeemed	(146,077,268)	(102,437,026)
Net increase (decrease) in net assets resulting from share transactions	138,703,856	106,781,070
Redemption fees	60,094	98,860
Total increase (decrease) in net assets	256,375,258	95,370,626

Net Assets
Beginning of period	298,477,859	203,107,233
End of period (including undistributed net investment income of $3,405,781 and undistributed net investment income of $268,050, respectively)	$ 554,853,117	$ 298,477,859
Other Information Shares
Sold	23,076,146	17,476,401
Issued in reinvestment of distributions	24,685	88,812
Redeemed	(12,147,104)	(8,733,236)
Net increase (decrease)	10,953,727	8,831,977

Financial Highlights

Years ended October 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 10.78	$ 10.78	$ 15.08	$ 16.68	$ 12.36
Income from Investment Operations
Net investment income (loss) B	.06	.02	.04	.02	.11
Net realized and unrealized gain (loss)	3.53	.04 C	(3.63)	(.65)	4.26
Total from investment operations	3.59	.06	(3.59)	(.63)	4.37
Distributions from net investment income	(.01)	(.06)	(.02)	(.08)	(.05)
Distributions from net realized gain	-	-	(.70)	(.90)	-
Total distributions	(.01)	(.06)	(.72)	(.98)	(.05)
Redemption fees added to paid in capital B	- E	- E	.01	.01	-
Net asset value, end of period	$ 14.36	$ 10.78	$ 10.78	$ 15.08	$ 16.68
Total Return A	33.33%	0.50%	(24.71)%	(4.66)%	35.47%
Ratios to Average Net Assets D
Expenses before expense reductions	1.23%	1.54%	1.16%	1.21%	1.21%
Expenses net of voluntary waivers, if any	1.23%	1.54%	1.16%	1.21%	1.21%
Expenses net of all reductions	1.16%	1.40%	1.02%	1.16%	1.14%
Net investment income (loss)	.50%	.13%	.35%	.12%	.75%
Supplemental Data
Net assets, end of period (000 omitted)	$ 554,853	$ 298,478	$ 203,107	$ 459,222	$ 535,941
Portfolio turnover rate	212%	188%	242%	344%	173%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. BCalculated based on average shares outstanding during the period. C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E Amount represents less than $.01 per-share .

See accompanying notes which are an integral part of the financial statements.

Annual Report

Overseas

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2003	Past 1 year	Past 5 years	Past 10 years
Fidelity Overseas	31.18%	1.48%	4.79%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Overseas Fund on October 31, 1993. The chart shows how the value of your investment would have grown, and also shows how the Morgan Stanley Capital International EAFE Index did over the same period.

Annual Report

Overseas

Management's Discussion of Fund Performance

Comments from Rick Mace, Portfolio Manager of Fidelity Overseas Fund

Mirroring the U.S. rally, most international stock markets rebounded sharply during the 12-month period ending October 31, 2003. Encouraged by improved corporate earnings, favorable interest rates and the easing of geopolitical tensions, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index - a proxy for stock markets outside the United States and Canada - gained 27.39% during the past year. From a regional perspective, all 16 countries in the MSCI Europe index - which gained 24.56% - had double-digit advances. Spain, Denmark and Sweden were among the region's best performers. In Japan, increased capital spending, exports and machinery orders helped the Tokyo Stock Exchange Stock Price Index (TOPIX) advance 36.39%. Following the SARS epidemic, other Asian markets also rebounded. For instance, the Hong Kong market, as measured by the Hang Seng Index, gained 34.51%. Emerging markets also fared well, particularly Latin America. The MSCI Emerging Markets Free-Latin America index rose 59.75%. Canadian equities, as measured by the S&P/TSX Composite Index, also posted an impressive annual gain, advancing 50.66%.

For the 12 months ending October 31, 2003, Fidelity Overseas Fund returned 31.18%, topping the Lipper International Funds Average, which rose 24.51%, as well as the MSCI EAFE index. Good stock selection and an overweighting in diversified financial stocks made a significant contribution to the fund's solid performance relative to its benchmarks. In particular, large positions in strong-performing Japanese brokerage stocks, such as Nikko Cordial and Nomura Holdings, were helpful. Elsewhere, the fund's overweighting in the information technology sector boosted returns versus the index, as the tech sector rebounded from an extended period of weakness. The fund's holdings in the semiconductor area - including Infineon Technologies of Germany and ASML of the Netherlands - also were noteworthy contributors. On the down side, weak stock picking in the consumer staples sector hurt the fund's results, with a position in Netherlands-based food giant Unilever being its biggest detractor. A U.S. investigation into alleged accounting misdeeds caused the fund's positions in Dutch supermarket retailer Ahold to tumble. The fund's underweighting in strong-performing capital goods stocks also held back its relative return.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Overseas

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2003
Japan	17.7%
United Kingdom	15.5%
United States of America	13.7%
Germany	8.4%
France	7.4%
Netherlands	6.6%
Switzerland	6.6%
Canada	3.7%
Korea (South)	2.8%
Other	17.6%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2003
Japan	20.2%
United Kingdom	14.8%
United States of America	10.7%
Netherlands	8.3%
France	8.3%
Switzerland	8.0%
Germany	7.1%
Canada	3.2%
Spain	2.9%
Other	16.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	90.1	95.9
Bonds	0.6	0.5
Short-Term Investments and Net Other Assets	9.3	3.6
Top Ten Stocks as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
ASML Holding NV (Netherlands, Semiconductors & Semiconductor Equipment)	2.6	1.6
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	2.5	1.8
Total SA Series B (France, Oil & Gas)	2.4	2.3
Novartis AG (Reg.) (Switzerland, Pharmaceuticals)	2.3	1.9
Allianz AG (Reg.) (Germany, Insurance)	2.2	1.2
BP PLC (United Kingdom, Oil & Gas)	1.8	1.7
Nomura Holdings, Inc. (Japan, Capital Markets)	1.7	3.3
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	1.7	2.5
Deutsche Boerse AG (Germany, Diversified Financial Services)	1.6	1.4
Nokia Corp. (Finland, Communications Equipment)	1.5	2.0
	20.3
Market Sectors as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.0	28.7
Information Technology	17.5	17.9
Energy	10.1	10.5
Consumer Discretionary	9.7	9.6
Health Care	9.0	9.8
Telecommunication Services	7.3	7.4
Consumer Staples	5.3	6.1
Materials	3.4	4.0
Industrials	2.1	2.2
Utilities	0.3	0.2

See accompanying notes which are an integral part of the financial statements.

Annual Report

Overseas

Investments October 31, 2003

Showing Percentage of Net Assets

Common Stocks - 89.5%
	Shares	Value (Note 1)
Australia - 0.5%
News Corp. Ltd. sponsored ADR	566,800	$ 16,720,600
Bermuda - 0.0%
Golar LNG Ltd. (a)	131,800	1,529,368
Brazil - 0.8%
Banco Bradesco SA sponsored ADR	135,300	2,839,947
Banco Itau Holding Financeira SA (PN)	38,774,000	3,178,751
Brasil Telecom Participacoes SA sponsored ADR	75,200	2,746,304
Companhia Vale do Rio Doce sponsored ADR	111,100	5,082,825
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	143,600	3,726,420
Tele Norte Leste Participacoes SA ADR	220,400	3,123,068
Telebras sponsored ADR	193,800	6,674,472
TOTAL BRAZIL		27,371,787
Canada - 3.7%
Biovail Corp. (a)	445,300	10,712,868
Canadian Natural Resources Ltd.	286,400	12,161,954
EnCana Corp.	617,400	21,198,102
Inmet Mining Corp. (a)	413,000	3,740,023
Kinross Gold Corp. (a)(e)	678,290	5,561,103
Kinross Gold Corp. (a)	1,596,710	13,090,963
Petro-Canada	127,600	5,141,743
Precision Drilling Corp. (a)	262,400	10,322,858
Talisman Energy, Inc.	967,200	47,233,984
TOTAL CANADA		129,163,598
Cayman Islands - 0.4%
Noble Corp. (a)	389,000	13,354,370
China - 0.5%
Byd Co. Ltd. (H Shares)	1,422,500	3,709,388
China Telecom Corp. Ltd. (H Shares)	38,444,000	12,747,669
PICC Property & Casualty Co. Ltd. (H Shares)	782,000	183,094
TOTAL CHINA		16,640,151
Denmark - 1.2%
Coloplast AS Series B	89,800	7,528,697
Danske Bank AS	1,252,400	25,176,419
Novo Nordisk AS Series B	226,500	8,118,153
TOTAL DENMARK		40,823,269
Finland - 1.5%
Nokia Corp.	3,138,210	53,318,193
France - 7.4%
Accor SA	181,400	7,109,132
Alcatel SA sponsored ADR (a)	1,773,600	23,376,048
AXA SA	1,238,560	23,387,400
BNP Paribas SA	726,498	38,040,845
Credit Agricole SA	244,400	5,172,697
Credit Agricole SA rights 11/7/03 (a)	244,400	56,625
France Telecom SA (a)	552,700	13,330,532

	Shares	Value (Note 1)
L'Oreal SA	135,700	$ 9,998,026
Pernod-Ricard	167,000	16,057,275
Suez SA (France)	266,500	4,260,432
Television Francaise 1 SA	402,400	12,026,935
Total SA Series B	549,769	85,840,934
Vivendi Universal SA sponsored ADR (a)	1,050,800	22,098,324
TOTAL FRANCE		260,755,205
Germany - 7.8%
Allianz AG (Reg.)	723,200	77,261,090
Altana AG sponsored ADR	131,600	8,264,480
BASF AG	431,500	19,724,917
Deutsche Boerse AG	987,865	54,724,835
Deutsche Telekom AG sponsored ADR (a)	1,308,400	20,424,124
Fresenius Medical Care AG	351,400	19,967,241
Infineon Technologies AG (a)	621,300	9,126,366
Muenchener Rueckversicherungs-Gesellschaft AG:
rights 11/10/03 (a)	432,300	3,560,673
(Reg.)	432,300	51,376,860
SAP AG sponsored ADR	246,600	9,010,764
TOTAL GERMANY		273,441,350
Greece - 0.1%
Greek Organization of Football Prognostics SA	173,900	2,135,417
Hong Kong - 2.1%
Cheung Kong Holdings Ltd.	502,000	4,185,704
China Mobile (Hong Kong) Ltd.	3,520,250	9,976,388
Hong Kong Exchanges & Clearing Ltd.	4,078,000	8,874,807
Hutchison Whampoa Ltd.	3,668,300	28,460,785
Sun Hung Kai Properties Ltd.	490,000	4,148,746
Techtronic Industries Co.	7,194,000	19,824,817
TOTAL HONG KONG		75,471,247
India - 1.9%
Cipla Ltd.	268,300	7,688,464
Dr. Reddy's Laboratories Ltd.	322,800	8,513,031
Housing Development Finance Corp. Ltd.	1,709,900	19,615,556
Infosys Technologies Ltd.	181,028	18,939,435
Satyam Computer Services Ltd.	1,873,800	12,656,006
TOTAL INDIA		67,412,492
Indonesia - 0.0%
PT Bank Rakyat Indonesia (a)(f)	20,495,000	2,110,657
Italy - 1.3%
Banca Intesa Spa	2,296,125	7,729,803
ENI Spa	642,450	10,163,426
Telecom Italia Spa	5,434,018	14,132,361
Unicredito Italiano Spa	2,849,600	13,990,143
TOTAL ITALY		46,015,733
Japan - 17.7%
Advantest Corp.	28,000	2,085,865
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Aeon Credit Service Ltd.	41,700	$ 1,930,626
Canon, Inc.	470,000	23,006,499
Daikin Industries Ltd.	150,000	3,199,472
Daiwa Securities Group, Inc.	3,881,000	28,382,061
FamilyMart Co. Ltd.	441,600	9,600,000
Ito Yokado Ltd.	1,093,600	40,186,863
JAFCO Co. Ltd.	265,500	22,700,563
KDDI Corp.	4,237	23,007,903
Konica Minolta Holdings, Inc.	531,000	6,979,216
Kyocera Corp.	265,600	15,993,014
Kyorin Pharmaceutical Co. Ltd.	230,000	3,462,343
Matsushita Electric Industrial Co. Ltd.	1,249,800	16,397,375
Millea Holdings, Inc.	1,135	13,524,194
Mitsubishi Tokyo Financial Group, Inc. (MTFG)	2,747	20,162,979
Mizuho Financial Group, Inc. (a)	3,375	8,257,913
Murata Manufacturing Co. Ltd.	437,800	24,888,574
Nikko Cordial Corp.	7,763,000	41,872,465
Nikon Corp. (a)	460,000	6,983,263
Nitto Denko Corp.	92,500	4,854,693
Nomura Holdings, Inc.	3,499,000	60,088,336
ORIX Corp.	198,700	16,717,982
Rohm Co. Ltd.	238,700	32,176,949
Seiyu Ltd. (a)	1,591,000	5,137,393
Shin-Etsu Chemical Co. Ltd.	381,400	14,188,884
SMC Corp.	33,400	4,019,301
Sony Corp.	280,800	9,884,159
Sumitomo Electric Industries Ltd.	1,072,000	9,214,480
Sumitomo Mitsui Financial Group, Inc.	4,372	21,991,230
TDK Corp.	217,400	14,237,583
Tokyo Electron Ltd.	552,700	39,615,024
Toshiba Corp.	2,314,000	9,282,099
Toyota Motor Corp.	1,624,900	47,138,347
UFJ Holdings, Inc. (a)	2,465	10,538,020
Uny Co. Ltd.	657,000	6,836,529
TOTAL JAPAN		618,542,197
Korea (South) - 2.8%
Kookmin Bank	293,320	10,706,732
Samsung Electronics Co. Ltd.	218,940	86,946,979
TOTAL KOREA (SOUTH)		97,653,711
Mexico - 0.3%
Grupo Televisa SA de CV sponsored ADR	275,600	10,679,500
Netherlands - 6.6%
Aegon NV	284,200	3,713,731
ASML Holding NV (a)	5,162,800	90,607,121
ING Groep NV (Certificaten Van Aandelen)	1,881,764	39,215,973
Koninklijke Ahold NV (a)	953,500	8,041,357
Koninklijke KPN NV (a)	1,566,500	11,868,216
Koninklijke Philips Electronics NV	715,100	19,193,284

	Shares	Value (Note 1)
Unilever NV (NY Shares)	616,900	$ 36,181,185
VNU NV	710,200	21,555,557
TOTAL NETHERLANDS		230,376,424
Netherlands Antilles - 0.3%
Schlumberger Ltd. (NY Shares)	205,900	9,671,123
Portugal - 0.2%
Banco Comercial Portugues SA (Reg.)	3,683,656	7,083,770
Russia - 0.7%
JSC MMC 'Norilsk Nickel' sponsored ADR	118,950	6,096,188
Lukoil Oil Co. sponsored ADR	29,800	2,422,740
OAO Gazprom sponsored ADR	104,200	2,500,800
YUKOS Corp. sponsored ADR	275,271	12,717,520
TOTAL RUSSIA		23,737,248
South Africa - 0.2%
Harmony Gold Mining Co. Ltd. sponsored ADR	383,400	5,797,008
Spain - 2.6%
Actividades de Construccion y Servicios SA (ACS)	71,000	2,979,093
Altadis SA (Spain)	660,500	15,961,159
Antena 3 Television SA (a)	4,526	147,332
Banco Popular Espanol SA (Reg.)	337,000	17,462,487
Banco Santander Central Hispano SA	2,332,016	22,287,572
Inditex SA	322,900	6,647,108
Telefonica SA	2,049,946	25,556,003
TOTAL SPAIN		91,040,754
Sweden - 1.6%
Hennes & Mauritz AB (H&M) (B Shares)	211,500	4,468,804
Securitas AB (B Shares)	672,900	8,247,166
Telefonaktiebolaget LM Ericsson ADR (a)	2,456,200	41,951,896
TOTAL SWEDEN		54,667,866
Switzerland - 6.6%
Compagnie Financiere Richemont unit	602,090	13,496,050
Credit Suisse Group (Reg.)	1,438,500	50,485,920
Novartis AG (Reg.)	2,056,400	78,904,065
Roche Holding AG (participation certificate)	474,110	39,078,886
UBS AG (Reg.)	635,816	38,890,730
Zurich Financial Services AG	71,465	9,115,706
TOTAL SWITZERLAND		229,971,357
Taiwan - 1.4%
Compal Electronics, Inc.	1,987,000	3,015,930
Hon Hai Precision Industries Co. Ltd.	1,569,000	7,028,824
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	9,618,205	18,992,624
United Microelectronics Corp. (a)	22,258,000	20,401,526
TOTAL TAIWAN		49,438,904
Common Stocks - continued
	Shares	Value (Note 1)
Turkey - 0.0%
Turkcell Iletisim Hizmet AS sponsored ADR (a)	98,200	$ 1,865,800
United Kingdom - 14.9%
3i Group PLC	1,829,140	19,215,628
Abbey National PLC	1,474,800	14,062,566
AstraZeneca PLC (United Kingdom)	965,300	46,025,497
Astro All Asia Networks PLC (a)	1,543,600	1,917,314
Aviva PLC	550,300	4,508,291
BHP Billiton PLC	2,100,400	16,468,892
BOC Group PLC	535,000	7,283,760
BP PLC	9,124,300	64,447,912
Carlton Communications PLC	2,579,703	9,441,465
Centrica PLC	1,835,200	5,737,144
Dixons Group PLC	5,219,800	12,006,313
GlaxoSmithKline PLC	1,813,864	39,261,076
Hilton Group PLC	3,080,900	10,127,337
HSBC Holdings PLC (United Kingdom) (Reg.)	2,885,221	43,318,690
Kesa Electricals PLC	2,093,736	8,656,208
Lloyds TSB Group PLC	1,092,500	7,575,758
Man Group PLC	880,200	21,610,544
Marks & Spencer Group PLC	2,686,100	13,096,446
mmO2 PLC (a)	5,692,800	6,173,363
Pearson PLC	508,900	5,259,909
Prudential PLC	1,080,200	8,369,005
Reckitt Benckiser PLC	543,700	11,423,441
Reed Elsevier PLC	998,200	7,746,383
Rio Tinto PLC (Reg.)	596,200	14,763,405
Royal Bank of Scotland Group PLC	469,500	12,561,273
Shire Pharmaceuticals Group PLC sponsored ADR (a)	417,300	9,556,170
Smith & Nephew PLC	1,257,900	9,980,214
Tesco PLC	4,122,550	16,502,650
Unilever PLC sponsored ADR	293,200	10,027,440
Vodafone Group PLC	27,421,603	57,996,715
William Hill PLC	397,600	2,283,821
Yell Group PLC (a)	855,500	4,160,235
TOTAL UNITED KINGDOM		521,564,865
United States of America - 4.4%
Baker Hughes, Inc.	412,500	11,657,250
ENSCO International, Inc.	536,900	14,147,315
Fox Entertainment Group, Inc. Class A (a)	254,300	7,044,110
Grant Prideco, Inc. (a)	798,900	9,059,526
Micron Technology, Inc. (a)	494,900	7,096,866
Motorola, Inc.	2,578,300	34,884,399
Nabors Industries Ltd. (a)	79,300	2,997,540
NTL, Inc. (a)	494,520	30,526,720
Pride International, Inc. (a)	72,600	1,189,188
Smith International, Inc. (a)	46,600	1,734,918
Synthes-Stratec, Inc.	8,138	7,442,330
Transocean, Inc. (a)	452,300	8,679,637

	Shares	Value (Note 1)
Tyco International Ltd.	413,400	$ 8,631,792
Weatherford International Ltd. (a)	234,000	8,131,500
TOTAL UNITED STATES OF AMERICA		153,223,091
TOTAL COMMON STOCKS (Cost $2,905,069,800)		3,131,577,055
Nonconvertible Preferred Stocks - 0.6%

Germany - 0.6%
Fresenius Medical Care AG	250,612	10,248,348
Porsche AG (non-vtg.)	24,200	11,845,133
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $20,129,551)		22,093,481
Nonconvertible Bonds - 0.6%
	Principal Amount
United Kingdom - 0.6%
Telewest Communications PLC yankee:
0% 4/15/09 (c)(d)	$ 3,445,000	1,524,413
0% 2/1/10 (c)(d)	1,300,000	523,250
9.875% 2/1/10 (c)	8,915,000	4,591,225
Telewest PLC:
11% 10/1/07 (c)	17,191,000	9,283,140
yankee 9.625% 10/1/06 (c)	6,135,000	3,251,550
TOTAL NONCONVERTIBLE BONDS (Cost $17,557,107)		19,173,578
Money Market Funds - 12.1%
	Shares
Fidelity Cash Central Fund, 1.07% (b)	347,035,797	347,035,797
Fidelity Securities Lending Cash Central Fund, 1.09% (b)	76,896,096	76,896,096
TOTAL MONEY MARKET FUNDS (Cost $423,931,893)		423,931,893
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $3,366,688,351)		3,596,776,007
NET OTHER ASSETS - (2.8)%		(96,381,914)
NET ASSETS - 100%		$ 3,500,394,093
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,561,103 or 0.2% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $2,852,160,882 and $3,193,347,713, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,964 for the period.
Income Tax Information
At October 31, 2003, the fund had a capital loss carryforward of approximately $696,627,000 of which $375,007,000 and $321,620,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Overseas

Financial Statements

Statement of Assets and Liabilities

	October 31, 2003

Assets
Investment in securities, at value (including securities loaned of $73,248,280) (cost $3,366,688,351) - See accompanying schedule		$ 3,596,776,007
Foreign currency held at value (cost $21,811,598)		22,096,977
Receivable for investments sold		116,226
Receivable for fund shares sold		7,493,221
Dividends receivable		3,958,838
Interest receivable		146,610
Redemption fees receivable		277
Prepaid expenses		15,917
Other receivables		86,640
Total assets		3,630,690,713

Liabilities
Payable for investments purchased Regular delivery	$ 41,308,913
Delayed delivery	2,131,764
Payable for fund shares redeemed	3,363,978
Accrued management fee	1,944,936
Other payables and accrued expenses	4,650,933
Collateral on securities loaned, at value	76,896,096
Total liabilities		130,296,620

Net Assets		$ 3,500,394,093
Net Assets consist of:
Paid in capital		$ 4,000,293,783
Undistributed net investment income		27,195,811
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(753,734,926)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		226,639,425
Net Assets, for 119,934,490 shares outstanding		$ 3,500,394,093
Net Asset Value, offering price and redemption price per share ($3,500,394,093 ÷ 119,934,490 shares)		$ 29.19

Statement of Operations

	Year ended October 31, 2003

Investment Income
Dividends		$ 52,689,668
Interest		3,070,237
Security lending		1,690,130
		57,450,035
Less foreign taxes withheld		(5,423,458)
Total income		52,026,577

Expenses
Management fee Basic fee	$ 21,761,577
Performance adjustment	(3,257,571)
Transfer agent fees	9,924,174
Accounting and security lending fees	1,384,818
Non-interested trustees' compensation	12,115
Appreciation in deferred trustee compensation account	581
Custodian fees and expenses	1,012,755
Registration fees	41,046
Audit	106,164
Legal	9,811
Miscellaneous	23,228
Total expenses before reductions	31,018,698
Expense reductions	(1,233,038)	29,785,660
Net investment income (loss)		22,240,917
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (net of foreign taxes of $1,223,106)	255,134,882
Foreign currency transactions	150,892
Total net realized gain (loss)		255,285,774
Change in net unrealized appreciation (depreciation) on: Investment securities (net of deferred foreign taxes of $3,777,060)	574,526,168
Assets and liabilities in foreign currencies	262,295
Total change in net unrealized appreciation (depreciation)		574,788,463
Net gain (loss)		830,074,237
Net increase (decrease) in net assets resulting from operations		$ 852,315,154

See accompanying notes which are an integral part of the financial statements.

Annual Report

Overseas
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2003	Year ended October 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 22,240,917	$ 14,288,562
Net realized gain (loss)	255,285,774	(326,686,395)
Change in net unrealized appreciation (depreciation)	574,788,463	(158,285,425)
Net increase (decrease) in net assets resulting from operations	852,315,154	(470,683,258)
Distributions to shareholders from net investment income	(11,619,951)	-
Share transactions Net proceeds from sales of shares	809,756,739	884,200,436
Reinvestment of distributions	11,360,177	-
Cost of shares redeemed	(1,023,806,660)	(944,486,865)
Net increase (decrease) in net assets resulting from share transactions	(202,689,744)	(60,286,429)
Redemption fees	287,198	331,117
Total increase (decrease) in net assets	638,292,657	(530,638,570)

Net Assets
Beginning of period	2,862,101,436	3,392,740,006
End of period (including undistributed net investment income of $27,195,811 and undistributed net investment income of $5,684,700, respectively)	$ 3,500,394,093	$ 2,862,101,436
Other Information Shares
Sold	34,162,410	33,973,801
Issued in reinvestment of distributions	499,568	-
Redeemed	(42,842,235)	(36,467,283)
Net increase (decrease)	(8,180,257)	(2,493,482)

Financial Highlights

Years ended October 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 22.34	$ 25.98	$ 40.72	$ 42.84	$ 33.95
Income from Investment Operations
Net investment income (loss) B	.18	.11	.20	.25 C	.32
Net realized and unrealized gain (loss)	6.76	(3.75)	(9.96)	.71	9.28
Total from investment operations	6.94	(3.64)	(9.76)	.96	9.60
Distributions from net investment income	(.09)	-	(.86)	(.45)	(.20)
Distributions from net realized gain	-	-	(4.12)	(2.63)	(.51)
Total distributions	(.09)	-	(4.98)	(3.08)	(.71)
Redemption fees added to paid in capital B	- E	- E	- E	- E	-
Net asset value, end of period	$ 29.19	$ 22.34	$ 25.98	$ 40.72	$ 42.84
Total Return A	31.18%	(14.01)%	(27.21)%	1.78%	28.77%
Ratios to Average Net Assets D
Expenses before expense reductions	1.04%	1.21%	1.18%	1.19%	1.27%
Expenses net of voluntary waivers, if any	1.04%	1.21%	1.18%	1.19%	1.27%
Expenses net of all reductions	1.00%	1.16%	1.12%	1.16%	1.23%
Net investment income (loss)	.75%	.42%	.63%	.55%	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,500,394	$ 2,862,101	$ 3,392,740	$ 4,858,872	$ 4,482,044
Portfolio turnover rate	104%	72%	95%	132%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Investment income per share reflects a special dividend which amounted to $.08 per share. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E Amount represents less than $.01 per-share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Worldwide

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2003	Past 1 year	Past 5 years	Past 10 years
Fidelity Worldwide	28.68%	5.29%	6.82%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Worldwide Fund on October 31, 1993. The chart shows how the value of your investment would have grown, and also shows how the Morgan Stanley Capital International World Index did over the same period.

Annual Report

Worldwide

Management's Discussion of Fund Performance

Comments from Rick Mace and Brian Hogan, Portfolio Managers of Fidelity Worldwide Fund

Mirroring the U.S. rally, most international stock markets rebounded sharply during the 12-month period ending October 31, 2003. Encouraged by improved corporate earnings, favorable interest rates and the easing of geopolitical tensions, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index - a proxy for stock markets outside the United States and Canada - gained 27.39% during the past year. From a regional perspective, all 16 countries in the MSCI Europe index - which gained 24.56% - had double-digit advances. Spain, Denmark and Sweden were among the region's best performers. In Japan, increased capital spending, exports and machinery orders helped the Tokyo Stock Exchange Stock Price Index (TOPIX) advance 36.39%. Following the SARS epidemic, other Asian markets also rebounded. For instance, the Hong Kong market, as measured by the Hang Seng Index, gained 34.51%. Emerging markets also fared well, particularly Latin America. The MSCI Emerging Markets Free-Latin America index rose 59.75%. Canadian equities, as measured by the S&P/TSX Composite Index, also posted an impressive annual gain, advancing 50.66%.

For the 12 months ending October 31, 2003, Fidelity Worldwide Fund returned 28.68%, topping the 24.24% return for the Morgan Stanley Capital International World Index and the 23.59% return for the Lipper Global Funds Average. Good stock picking in the U.S. equity markets and among stocks overseas was the major reason the fund outperformed its benchmarks. In particular, an overweighting in strong-performing Japanese brokerage stocks, such as Nikko Cordial, Nomura Holdings and Daiwa Securities, made a strong contribution to the fund's results. Investing in some financially troubled companies - including industrial conglomerate Tyco International and U.S. power utility AES - paid off, as the market rewarded these stocks when the companies' credit profiles improved. In terms of disappointments, overweighting some poor-performing consumer staples stocks, such as Anglo-Dutch consumer staples manufacturer Unilever and Netherlands-based supermarket chain Ahold, hurt the fund's performance. Elsewhere, the fund's underexposure to some very strong-performing, large-cap technology bellwethers in the United States, such as Cisco Systems, Intel and EMC, also detracted.

The views expressed in this statement reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Worldwide

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2003
United States of America	60.3%
Japan	7.8%
United Kingdom	7.0%
Germany	4.5%
France	3.1%
Netherlands	3.0%
Switzerland	2.0%
Canada	1.7%
Korea (South)	1.5%
Other	9.1%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2003
United States of America	58.7%
Japan	8.6%
United Kingdom	7.1%
Germany	4.8%
France	3.8%
Netherlands	2.8%
Switzerland	2.7%
Canada	1.7%
Spain	1.2%
Other	8.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.9	99.8
Bonds	0.5	0.2
Short-Term Investments and Net Other Assets	2.6	0.0
Top Ten Stocks as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp. (United States of America, Software)	1.8	1.6
Deutsche Boerse AG (Germany, Diversified Financial Services)	1.5	1.5
Tyco International Ltd. (United States of America, Industrial Conglomerates)	1.4	1.6
American International Group, Inc. (United States of America, Insurance)	1.4	1.4
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	1.3	0.9
General Electric Co. (United States of America, Industrial Conglomerates)	1.3	2.4
Home Depot, Inc. (United States of America, Specialty Retail)	1.2	1.2
Pfizer, Inc. (United States of America, Pharmaceuticals)	1.1	1.5
Merck & Co., Inc. (United States of America, Pharmaceuticals)	1.1	1.9
ASML Holding NV (NY Shares) (Netherlands, Semiconductors & Semiconductor Equipment)	1.0	1.1
	13.1
Market Sectors as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.3	24.8
Information Technology	18.2	14.9
Consumer Discretionary	11.5	12.6
Health Care	10.8	12.9
Industrials	9.2	10.3
Consumer Staples	6.8	5.7
Energy	6.6	8.5
Telecommunication Services	5.0	4.4
Materials	4.5	4.1
Utilities	1.5	1.8

Annual Report

Worldwide

Investments October 31, 2003

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value (Note 1)
Australia - 0.3%
News Corp. Ltd. ADR	62,300	$ 2,220,995
Belgium - 0.1%
Fortis	56,600	1,005,817
Bermuda - 0.3%
ACE Ltd.	65,000	2,340,000
Brazil - 0.4%
Banco Bradesco SA sponsored ADR	11,400	239,286
Banco Itau Holding Financeira SA (PN)	3,275,000	268,489
Brasil Telecom Participacoes SA sponsored ADR	6,400	233,728
Companhia Vale do Rio Doce sponsored ADR	11,200	512,400
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	52,000	1,349,400
Tele Norte Leste Participacoes SA ADR	18,600	263,562
Telebras sponsored ADR	17,900	616,476
TOTAL BRAZIL		3,483,341
Canada - 1.7%
Angiotech Pharmaceuticals, Inc. (a)	10,000	458,172
Biovail Corp. (a)	36,600	880,510
Canadian Natural Resources Ltd.	45,400	1,927,907
Celestica, Inc. (sub. vtg.) (a)	15,000	212,742
EnCana Corp.	69,900	2,399,980
Inmet Mining Corp. (a)	69,500	629,374
Kinross Gold Corp. (a)(e)	87,700	719,027
Kinross Gold Corp. (a)	177,300	1,453,631
Petro-Canada	25,800	1,039,631
Precision Drilling Corp. (a)	26,800	1,054,316
Talisman Energy, Inc.	78,200	3,818,959
TOTAL CANADA		14,594,249
Cayman Islands - 0.3%
Garmin Ltd.	10,000	500,300
GlobalSantaFe Corp.	65,000	1,463,150
Seagate Technology	30,000	689,400
TOTAL CAYMAN ISLANDS		2,652,850
China - 0.3%
Byd Co. Ltd. (H Shares)	268,000	698,851
China Telecom Corp. Ltd. (H Shares)	5,804,000	1,924,552
PICC Property & Casualty Co. Ltd. (H Shares)	188,000	44,017
TOTAL CHINA		2,667,420
Denmark - 0.6%
Coloplast AS Series B	16,600	1,391,719
Danske Bank AS	143,100	2,876,673
Novo Nordisk AS Series B	28,700	1,028,658
TOTAL DENMARK		5,297,050

	Shares	Value (Note 1)
Finland - 0.9%
Nokia Corp. sponsored ADR	443,300	$ 7,531,667
France - 3.1%
Accor SA	26,200	1,026,788
Alcatel SA sponsored ADR (a)	187,900	2,476,522
AXA SA	131,000	2,473,638
BNP Paribas SA	80,320	4,205,711
CNP Assurances	7,300	331,756
France Telecom SA sponsored ADR	59,700	1,447,128
L'Oreal SA	13,700	1,009,381
Pernod-Ricard	28,100	2,701,853
Television Francaise 1 SA	35,800	1,069,991
Total SA Series B	47,924	7,482,854
Vivendi Universal SA sponsored ADR (a)	106,600	2,241,798
TOTAL FRANCE		26,467,420
Germany - 4.0%
Allianz AG (Reg.)	70,300	7,510,308
Altana AG sponsored ADR	5,000	314,000
BASF AG	28,200	1,289,091
Deutsche Boerse AG	228,143	12,638,456
Deutsche Telekom AG sponsored ADR (a)	100,500	1,568,805
Fresenius Medical Care AG	46,200	2,625,175
Infineon Technologies AG sponsored ADR (a)	47,500	698,250
Muenchener Rueckversicherungs-Gesellschaft AG:
rights 11/10/03 (a)	46,100	379,706
(Reg.)	46,100	5,478,772
SAP AG sponsored ADR	30,000	1,096,200
TOTAL GERMANY		33,598,763
Greece - 0.1%
Greek Organization of Football Prognostics SA	43,180	530,232
Hong Kong - 0.9%
Cheung Kong Holdings Ltd.	25,000	208,451
China Mobile (Hong Kong) Ltd.	373,250	1,057,790
Hong Kong Exchanges & Clearing Ltd.	550,000	1,196,945
Hutchison Whampoa Ltd.	401,000	3,111,189
Sun Hung Kai Properties Ltd.	25,000	211,671
Techtronic Industries Co.	620,000	1,708,561
TOTAL HONG KONG		7,494,607
India - 0.7%
Cipla Ltd.	36,600	1,048,818
Dr. Reddy's Laboratories Ltd.	31,000	817,546
Housing Development Finance Corp. Ltd.	153,800	1,764,356
Infosys Technologies Ltd.	15,920	1,665,576
Satyam Computer Services Ltd.	161,800	1,092,828
TOTAL INDIA		6,389,124
Indonesia - 0.1%
PT Bank Rakyat Indonesia (a)(f)	4,936,500	508,381
Common Stocks - continued
	Shares	Value (Note 1)
Italy - 0.6%
Banca Intesa Spa	257,787	$ 867,829
ENI Spa	64,800	1,025,123
Telecom Italia Spa ADR (a)	71,787	1,859,283
Unicredito Italiano Spa	327,000	1,605,410
TOTAL ITALY		5,357,645
Japan - 7.8%
Advantest Corp.	3,700	275,632
Aeon Credit Service Ltd.	5,300	245,379
Canon, Inc.	48,000	2,349,600
Daikin Industries Ltd.	37,000	789,203
Daiwa Securities Group, Inc.	168,000	1,228,597
FamilyMart Co. Ltd.	43,500	945,652
Ito Yokado Ltd.	143,000	5,254,866
JAFCO Co. Ltd.	20,600	1,761,324
KDDI Corp.	407	2,210,105
Konica Minolta Holdings, Inc.	109,000	1,432,645
Kyocera Corp.	24,100	1,451,173
Kyorin Pharmaceutical Co. Ltd.	39,000	587,093
Matsushita Electric Industrial Co. Ltd.	165,000	2,164,800
Millea Holdings, Inc.	110	1,310,715
Mitsubishi Tokyo Financial Group, Inc. (MTFG)	265	1,945,100
Mizuho Financial Group, Inc. (a)	333	814,781
Murata Manufacturing Co. Ltd.	62,400	3,547,389
Nichicon Corp.	115,000	1,336,820
Nikko Cordial Corp.	736,000	3,969,874
Nikon Corp. (a)	49,000	743,869
Nitto Denko Corp.	22,600	1,186,120
Nomura Holdings, Inc.	217,000	3,726,542
ORIX Corp.	28,900	2,431,553
Rohm Co. Ltd.	28,800	3,882,263
Seiyu Ltd. (a)	100,000	322,903
Shin-Etsu Chemical Co. Ltd.	64,400	2,395,816
SMC Corp.	8,000	962,707
Sony Corp.	27,300	960,960
Sumitomo Electric Industries Ltd.	156,000	1,340,913
Sumitomo Mitsui Financial Group, Inc.	274	1,378,224
TDK Corp.	23,600	1,545,570
Tokyo Electron Ltd.	83,700	5,999,236
Toshiba Corp.	175,000	701,974
Toyota Motor Corp.	138,600	4,020,786
UFJ Holdings, Inc. (a)	169	722,485
Uny Co. Ltd.	63,000	655,558
TOTAL JAPAN		66,598,227
Korea (South) - 1.5%
Kookmin Bank	35,820	1,307,497
Samsung Electronics Co. Ltd.	28,030	11,131,469
TOTAL KOREA (SOUTH)		12,438,966

	Shares	Value (Note 1)
Mexico - 0.2%
Grupo Televisa SA de CV sponsored ADR	34,400	$ 1,333,000
Netherlands - 3.0%
Aegon NV	82,300	1,075,440
ASML Holding NV (NY Shares) (a)	486,200	8,532,810
Chicago Bridge & Iron Co. NV	25,000	681,250
ING Groep NV (Certificaten Van Aandelen)	240,500	5,012,021
Koninklijke Ahold NV (a)	96,500	813,834
Koninklijke KPN NV sponsored ADR (a)	170,800	1,287,832
Koninklijke Philips Electronics NV	70,808	1,900,487
Unilever NV (NY Shares)	77,100	4,521,915
VNU NV	62,200	1,887,856
TOTAL NETHERLANDS		25,713,445
Portugal - 0.1%
Banco Comercial Portugues SA (Reg.)	280,700	539,794
Russia - 0.4%
JSC MMC 'Norilsk Nickel' sponsored ADR	10,300	527,875
Lukoil Oil Co. sponsored ADR	3,000	243,900
OAO Gazprom sponsored ADR	10,500	252,000
YUKOS Corp. sponsored ADR	47,277	2,184,197
TOTAL RUSSIA		3,207,972
Singapore - 0.2%
Flextronics International Ltd. (a)	100,000	1,400,000
South Africa - 0.1%
Harmony Gold Mining Co. Ltd. sponsored ADR	77,300	1,168,776
Spain - 0.9%
Actividades de Construccion y Servicios SA (ACS)	11,500	482,529
Altadis SA (Spain)	101,000	2,440,692
Banco Santander Central Hispano SA	197,300	1,885,638
Inditex SA	44,800	922,237
Telefonica SA sponsored ADR	48,700	1,821,380
TOTAL SPAIN		7,552,476
Sweden - 0.9%
Hennes & Mauritz AB (H&M) (B Shares)	43,200	912,777
Securitas AB (B Shares)	91,300	1,118,987
Telefonaktiebolaget LM Ericsson ADR (a)	337,300	5,761,084
TOTAL SWEDEN		7,792,848
Switzerland - 2.0%
Alcon, Inc.	20,000	1,102,200
Compagnie Financiere Richemont unit	37,090	831,385
Credit Suisse Group (Reg.)	115,755	4,062,564
Novartis AG sponsored ADR	114,300	4,385,691
Roche Holding AG (participation certificate)	31,582	2,603,171
Common Stocks - continued
	Shares	Value (Note 1)
Switzerland - continued
UBS AG (NY Shares)	36,720	$ 2,252,405
Zurich Financial Services AG	17,000	2,168,432
TOTAL SWITZERLAND		17,405,848
Taiwan - 0.6%
Hon Hai Precision Industries Co. Ltd.	246,000	1,102,034
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	974,942	1,925,173
United Microelectronics Corp. (a)	2,195,000	2,011,922
TOTAL TAIWAN		5,039,129
Turkey - 0.1%
Turkcell Iletisim Hizmet AS sponsored ADR (a)	23,700	450,300
United Kingdom - 6.5%
3i Group PLC	333,000	3,498,258
Abbey National PLC	158,500	1,511,335
AstraZeneca PLC sponsored ADR	83,000	3,957,440
Astro All Asia Networks PLC (a)	368,700	457,964
Aviva PLC	74,200	607,878
BHP Billiton PLC	317,000	2,485,545
BOC Group PLC	58,300	793,726
BP PLC sponsored ADR	146,200	6,195,956
Carlton Communications PLC	318,700	1,166,411
Centrica PLC	322,300	1,007,564
Dixons Group PLC	698,400	1,606,423
GlaxoSmithKline PLC sponsored ADR	55,800	2,415,582
Hilton Group PLC	387,200	1,272,779
HSBC Holdings PLC sponsored ADR	52,500	3,941,175
Kesa Electricals PLC	262,744	1,086,272
London Stock Exchange PLC	282,800	1,832,849
Man Group PLC	131,800	3,235,935
Marks & Spencer Group PLC	385,900	1,881,508
mmO2 PLC (a)	578,900	627,768
Pearson PLC	51,500	532,296
Prudential PLC	148,800	1,152,849
Reckitt Benckiser PLC	43,700	918,161
Rio Tinto PLC (Reg.)	11,300	279,816
Shire Pharmaceuticals Group PLC sponsored ADR (a)	61,400	1,406,060
Smith & Nephew PLC	160,300	1,271,825
Tesco PLC	350,044	1,401,233
Unilever PLC sponsored ADR	35,000	1,197,000
Vodafone Group PLC sponsored ADR	275,500	5,826,825
William Hill PLC	95,200	546,830
Yell Group PLC (a)	218,300	1,061,577
TOTAL UNITED KINGDOM		55,176,840
United States of America - 57.7%
3M Co.	60,000	4,732,200
Abbott Laboratories	57,000	2,429,340
Adobe Systems, Inc.	20,000	876,800
AES Corp. (a)	200,000	1,750,000

	Shares	Value (Note 1)
Affiliated Computer Services, Inc. Class A (a)	25,000	$ 1,223,250
AFLAC, Inc.	60,000	2,188,800
Agere Systems, Inc. Class B (a)	225,000	762,750
Agilent Technologies, Inc. (a)	90,000	2,242,800
AirTran Holdings, Inc. (a)	50,000	810,500
Alcoa, Inc.	40,000	1,262,800
Allegheny Energy, Inc. (a)	50,000	529,000
Allstate Corp.	35,000	1,382,500
Alpharma, Inc. Class A	5,000	91,000
Altria Group, Inc.	40,000	1,860,000
AMBAC Financial Group, Inc.	20,000	1,414,800
American International Group, Inc.	195,000	11,861,850
AmerisourceBergen Corp.	10,000	567,700
Amgen, Inc. (a)	25,000	1,544,000
Amphenol Corp. Class A (a)	20,100	1,180,875
Analog Devices, Inc. (a)	50,000	2,216,500
Apache Corp.	34,950	2,436,714
Applied Materials, Inc. (a)	75,000	1,752,750
Ariba, Inc. (a)	125,000	406,250
Arkansas Best Corp.	25,000	827,750
At Road, Inc. (a)	40,000	516,000
Autodesk, Inc.	40,000	770,000
Avon Products, Inc.	14,969	1,017,293
Baker Hughes, Inc.	45,000	1,271,700
Bank of America Corp.	90,000	6,815,700
Bank of New York Co., Inc.	120,000	3,742,800
Bank One Corp.	175,000	7,428,750
Banknorth Group, Inc.	25,000	783,000
Bausch & Lomb, Inc.	13,000	626,080
Baxter International, Inc.	190,000	5,050,200
Bear Stearns Companies, Inc.	25,000	1,906,250
Best Buy Co., Inc.	13,950	813,425
Big Lots, Inc. (a)	30,000	450,300
BJ Services Co. (a)	10,000	328,100
Boeing Co.	26,000	1,000,740
Boston Scientific Corp. (a)	14,000	948,080
Bowater, Inc.	35,000	1,429,050
Burlington Resources, Inc.	63,700	3,098,368
Cablevision Systems Corp. - NY Group Class A (a)	25,000	505,000
Cabot Microelectronics Corp. (a)	40,000	2,280,000
CarMax, Inc. (a)	25,000	787,750
Caterpillar, Inc.	7,000	512,960
Central Parking Corp.	25,000	301,750
Cephalon, Inc. (a)	40,000	1,878,400
ChevronTexaco Corp.	48,000	3,566,400
Cintas Corp.	55,000	2,346,300
Cisco Systems, Inc. (a)	100,000	2,098,000
CIT Group, Inc.	50,000	1,681,000
Citigroup, Inc.	164,900	7,816,260
Citizens Communications Co. (a)	116,000	1,444,200
Clear Channel Communications, Inc.	95,000	3,877,900
CNF, Inc.	17,000	595,340
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Colgate-Palmolive Co.	50,000	$ 2,659,500
Comcast Corp. Class A (a)	55,020	1,866,278
ConocoPhillips	35,027	2,001,793
Conseco, Inc. (a)	75,000	1,530,000
Covad Communications Group, Inc. (a)	225,000	985,500
Crompton Corp.	25,000	134,000
Crown Castle International Corp. (a)	130,000	1,645,800
Crown Holdings, Inc. (a)	60,000	474,000
CSX Corp.	10,000	318,200
Cummins, Inc.	10,000	474,000
CVS Corp.	20,000	703,600
Darden Restaurants, Inc.	45,000	942,750
Del Monte Foods Co. (a)	50,000	475,500
Dell, Inc. (a)	115,000	4,153,800
Devon Energy Corp.	15,000	727,500
Dow Chemical Co.	80,000	3,015,200
E.I. du Pont de Nemours & Co.	25,000	1,010,000
E.W. Scripps Co. Class A	5,000	464,550
Eastman Kodak Co.	33,000	806,190
Eaton Corp.	6,000	601,440
EchoStar Communications Corp. Class A (a)	175	6,706
Ecolab, Inc.	40,000	1,075,600
Edison International (a)	15,000	295,650
Edwards Lifesciences Corp. (a)	15,000	435,000
Eli Lilly & Co.	60,000	3,997,200
Emmis Communications Corp. Class A (a)	45,000	998,100
ENSCO International, Inc.	120,000	3,162,000
Entergy Corp.	20,000	1,078,000
Expeditors International of Washington, Inc.	15,000	563,100
Exxon Mobil Corp.	30,000	1,097,400
Fannie Mae	75,000	5,376,750
Farmer Mac Class C (non-vtg.) (a)	10,000	312,700
Fifth Third Bancorp	55,000	3,187,800
First Data Corp.	80,000	2,856,000
FirstEnergy Corp.	60,000	2,063,400
Fisher Scientific International, Inc. (a)	20,000	805,000
FleetBoston Financial Corp.	65,000	2,625,350
Forest Laboratories, Inc. (a)	55,000	2,750,550
Fox Entertainment Group, Inc. Class A (a)	100,000	2,770,000
Fred's, Inc. Class A	15,000	565,200
Freddie Mac	30,000	1,683,900
Freeport-McMoRan Copper & Gold, Inc. Class B	30,000	1,162,500
Gap, Inc.	40,000	763,200
General Electric Co.	375,000	10,878,750
General Motors Corp. Class H (a)	75,000	1,232,250
Gillette Co.	125,000	3,987,500
Goodrich Corp.	25,000	690,500
GrafTech International Ltd. (a)	50,000	519,500
Granite Construction, Inc.	35,000	699,650

	Shares	Value (Note 1)
Grant Prideco, Inc. (a)	40,000	$ 453,600
Harley-Davidson, Inc.	25,000	1,185,250
Hartford Financial Services Group, Inc.	15,000	823,500
Health Management Associates, Inc. Class A	25,000	553,750
HealthSouth Corp. (a)	250,000	707,500
Hewlett-Packard Co.	200,000	4,462,000
Hilton Hotels Corp.	60,000	950,400
Home Depot, Inc.	270,000	10,008,900
Honeywell International, Inc.	60,000	1,836,600
IKON Office Solutions, Inc.	100,000	840,000
Imation Corp.	5,000	170,250
IMS Health, Inc.	20,000	470,600
Intel Corp.	155,000	5,122,750
International Business Machines Corp.	45,000	4,026,600
International Paper Co.	40,000	1,574,000
Interstate Bakeries Corp.	50,000	734,000
Intuit, Inc. (a)	15,000	749,700
iStar Financial, Inc.	15,000	570,900
J.P. Morgan Chase & Co.	105,000	3,769,500
Johnson & Johnson	150,000	7,549,500
KB Home	45,000	3,082,050
KeySpan Corp.	20,000	699,400
Kohl's Corp. (a)	30,000	1,682,100
Leggett & Platt, Inc.	30,000	626,700
Lehman Brothers Holdings, Inc.	40,000	2,880,000
Liberty Media Corp. Class A (a)	90,000	908,100
LKQ Corp. (a)	800	13,840
Lockheed Martin Corp.	90,000	4,172,400
Lowe's Companies, Inc.	30,000	1,767,900
LSI Logic Corp. (a)	60,000	554,400
Lucent Technologies, Inc. (a)	100,000	320,000
Lyondell Chemical Co.	144,000	2,059,200
Manitowoc Co., Inc.	40,000	868,000
Manufactured Home Communities, Inc.	12,000	456,000
Masco Corp.	90,000	2,475,000
Massey Energy Co.	70,000	973,000
MBNA Corp.	160,000	3,960,000
McDonald's Corp.	240,000	6,002,400
Medtronic, Inc.	45,000	2,050,650
MEMC Electronic Materials, Inc. (a)	25,000	280,000
Merck & Co., Inc.	205,000	9,071,250
Mercury Interactive Corp. (a)	10,000	464,400
Meredith Corp.	11,600	562,832
Merrill Lynch & Co., Inc.	100,000	5,920,000
Micron Technology, Inc. (a)	100,000	1,434,000
Microsoft Corp.	575,000	15,036,254
Millennium Chemicals, Inc.	40,000	400,800
Monster Worldwide, Inc. (a)	60,000	1,528,200
Morgan Stanley	130,000	7,133,100
Motorola, Inc.	425,000	5,750,250
Murphy Oil Corp.	15,000	884,700
National Semiconductor Corp. (a)	32,300	1,312,349
National-Oilwell, Inc. (a)	56,100	1,069,827
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Nationwide Financial Services, Inc. Class A	21,241	$ 721,557
Navistar International Corp. (a)	10,000	404,300
Network Associates, Inc. (a)	90,000	1,253,700
New York Community Bancorp, Inc.	25,000	905,000
Newmont Mining Corp. Holding Co.	35,000	1,532,300
Nextel Communications, Inc. Class A (a)	110,000	2,662,000
Nordstrom, Inc.	30,000	914,700
Northrop Grumman Corp.	10,000	894,000
Northwest Airlines Corp. (a)	60,000	821,400
NTL, Inc. (a)	61,400	3,790,222
Nucor Corp.	30,000	1,644,900
NVIDIA Corp. (a)	55,000	972,400
Office Depot, Inc. (a)	27,200	406,096
Olin Corp.	75,000	1,305,750
Owens-Illinois, Inc. (a)	125,000	1,537,500
PacifiCare Health Systems, Inc. (a)	10,000	595,000
Parker Hannifin Corp.	15,000	764,550
PerkinElmer, Inc.	75,000	1,350,750
Pfizer, Inc.	305,001	9,638,032
PG&E Corp. (a)	60,000	1,467,000
Praxair, Inc.	30,000	2,087,400
Pride International, Inc. (a)	132,800	2,175,264
Procter & Gamble Co.	85,000	8,354,650
Qwest Communications International, Inc. (a)	150,000	529,500
Reader's Digest Association, Inc. (non-vtg.)	40,000	589,200
Reliant Resources, Inc. (a)	50,000	247,500
Robert Half International, Inc. (a)	80,000	1,888,800
Safeway, Inc. (a)	75,000	1,582,500
SanDisk Corp. (a)	8,000	644,800
SBC Communications, Inc.	100,000	2,398,000
Schering-Plough Corp.	237,200	3,622,044
Scientific-Atlanta, Inc.	15,000	444,000
Siebel Systems, Inc. (a)	50,000	629,500
Six Flags, Inc. (a)	175,000	1,036,000
Smith International, Inc. (a)	30,200	1,124,346
Smurfit-Stone Container Corp. (a)	30,000	465,000
Solectron Corp. (a)	50,000	277,000
Sonic Automotive, Inc. Class A	55,000	1,248,500
Southern Co.	70,000	2,086,000
Southwest Airlines Co.	75,000	1,455,000
Sovereign Bancorp, Inc.	175,000	3,641,750
St. Jude Medical, Inc. (a)	40,000	2,326,400
Sun Microsystems, Inc. (a)	550,000	2,178,000
Synthes-Stratec, Inc.	1,052	962,071
Take-Two Interactive Software, Inc. (a)	40,000	1,582,000
Tech Data Corp. (a)	35,000	1,152,200
Terex Corp. (a)	26,839	605,488
Texas Industries, Inc.	12,000	326,040

	Shares	Value (Note 1)
Texas Instruments, Inc.	150,000	$ 4,338,000
Textron, Inc.	20,000	993,800
The Chubb Corp.	10,000	668,100
The Coca-Cola Co.	150,000	6,960,000
The PMI Group, Inc.	15,000	573,450
Thermo Electron Corp. (a)	30,000	659,400
Time Warner, Inc. (a)	300,000	4,587,000
Timken Co.	35,000	587,300
Transocean, Inc. (a)	30,000	575,700
Travelers Property Casualty Corp.:
Class A	75,028	1,222,956
Class B	50,046	819,253
Trex Co., Inc. (a)	15,000	555,000
TXU Corp.	70,000	1,597,400
Tyco International Ltd.	575,000	12,006,000
Tyson Foods, Inc. Class A	65,000	927,550
Union Pacific Corp.	25,000	1,565,000
United Defense Industries, Inc. (a)	33,000	1,069,200
United Technologies Corp.	20,000	1,693,800
UnitedHealth Group, Inc.	75,000	3,816,000
UnumProvident Corp.	50,000	818,500
Valero Energy Corp.	20,000	854,000
Varian Medical Systems, Inc. (a)	1,000	63,940
Vastera, Inc. (a)	58,000	214,600
VERITAS Software Corp. (a)	20,000	723,000
Verizon Communications, Inc.	150,000	5,040,000
Viacom, Inc. Class B (non-vtg.)	100,000	3,987,000
Vishay Intertechnology, Inc. (a)	26,000	487,500
Vitesse Semiconductor Corp. (a)	100,000	704,000
W.W. Grainger, Inc.	20,000	915,600
Wachovia Corp.	20,009	917,813
Wal-Mart Stores, Inc.	115,000	6,779,250
Walt Disney Co.	135,000	3,056,400
Waste Management, Inc.	35,000	907,200
Waters Corp. (a)	40,000	1,257,200
Weatherford International Ltd. (a)	124,999	4,343,715
WebMD Corp. (a)	25,000	194,750
Weight Watchers International, Inc. (a)	5,000	184,500
Western Digital Corp. (a)	32,500	437,125
Xcel Energy, Inc.	30,000	492,000
Xerox Corp. (a)	40,000	420,000
XL Capital Ltd. Class A	25,000	1,737,500
Yahoo!, Inc. (a)	35,000	1,529,500
TOTAL UNITED STATES OF AMERICA		490,145,396
TOTAL COMMON STOCKS (Cost $746,981,543)		818,102,578
Nonconvertible Preferred Stocks - 0.5%
	Shares	Value (Note 1)
Germany - 0.5%
Fresenius Medical Care AG	61,000	$ 2,494,490
Porsche AG (non-vtg.)	3,700	1,811,033
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $4,007,054)		4,305,523
Nonconvertible Bonds - 0.5%
	Principal Amount
United Kingdom - 0.5%
Telewest Communications PLC yankee:
0% 4/15/09 (c)(d)	$ 840,000	371,700
0% 2/1/10 (c)(d)	315,000	126,788
9.875% 2/1/10 (c)	2,170,000	1,117,550
Telewest PLC:
11% 10/1/07 (c)	4,180,000	2,257,200
yankee 9.625% 10/1/06 (c)	1,490,000	789,700
TOTAL NONCONVERTIBLE BONDS (Cost $4,269,644)		4,662,938
Money Market Funds - 4.4%
	Shares
Fidelity Cash Central Fund, 1.07% (b)	27,166,260	27,166,260
Fidelity Securities Lending Cash Central Fund, 1.09% (b)	10,245,249	10,245,249
TOTAL MONEY MARKET FUNDS (Cost $37,411,509)		37,411,509
TOTAL INVESTMENT PORTFOLIO - 101.8% (Cost $792,669,750)	864,482,548
NET OTHER ASSETS - (1.8)%	(15,395,480)
NET ASSETS - 100%	$ 849,087,068
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $719,027 or 0.1% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $731,209,643 and $716,291,315, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $75,479 for the period.
Income Tax Information
At October 31, 2003, the fund had a capital loss carryforward of approximately $69,570,000 of which $21,694,000 and $47,876,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Worldwide

Financial Statements

Statement of Assets and Liabilities

	October 31, 2003

Assets
Investment in securities, at value (including securities loaned of $9,734,540) (cost $792,669,750) - See accompanying schedule		$ 864,482,548
Cash		619,575
Foreign currency held at value (cost $4,807,003)		4,907,894
Receivable for investments sold		10,501,665
Receivable for fund shares sold		1,647,411
Dividends receivable		1,084,124
Interest receivable		12,895
Redemption fees receivable		10
Prepaid expenses		3,942
Other receivables		4,738
Total assets		883,264,802

Liabilities
Payable for investments purchased Regular delivery	$ 21,374,658
Delayed delivery	511,444
Payable for fund shares redeemed	756,650
Accrued management fee	632,271
Other payables and accrued expenses	657,462
Collateral on securities loaned, at value	10,245,249
Total liabilities		34,177,734

Net Assets		$ 849,087,068
Net Assets consist of:
Paid in capital		$ 854,677,824
Undistributed net investment income		3,209,929
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(80,322,404)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		71,521,719
Net Assets, for 55,484,446 shares outstanding		$ 849,087,068
Net Asset Value, offering price and redemption price per share ($849,087,068 ÷ 55,484,446 shares)		$ 15.30

Statement of Operations

	Year ended October 31, 2003

Investment Income
Dividends		$ 11,002,689
Interest		240,126
Security lending		150,616
		11,393,431
Less foreign taxes withheld		(523,734)
Total income		10,869,697

Expenses
Management fee Basic fee	$ 5,083,107
Performance adjustment	1,225,392
Transfer agent fees	2,172,786
Accounting and security lending fees	390,408
Non-interested trustees' compensation	2,518
Custodian fees and expenses	144,361
Registration fees	25,077
Audit	84,897
Legal	2,352
Miscellaneous	5,583
Total expenses before reductions	9,136,481
Expense reductions	(209,498)	8,926,983
Net investment income (loss)		1,942,714
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (net of foreign tax of $86,081)	47,404,912
Foreign currency transactions	141,860
Total net realized gain (loss)		47,546,772
Change in net unrealized appreciation (depreciation) on: Investment securities (net of deferred foreign taxes of $409,748)	133,043,825
Assets and liabilities in foreign currencies	140,661
Total change in net unrealized appreciation (depreciation)		133,184,486
Net gain (loss)		180,731,258
Net increase (decrease) in net assets resulting from operations		$ 182,673,972

See accompanying notes which are an integral part of the financial statements.

Annual Report

Worldwide
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2003	Year ended October 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,942,714	$ 1,451,626
Net realized gain (loss)	47,546,772	(55,969,858)
Change in net unrealized appreciation (depreciation)	133,184,486	(31,178,956)
Net increase (decrease) in net assets resulting from operations	182,673,972	(85,697,188)
Distributions to shareholders from net investment income	(1,083,362)	-
Share transactions Net proceeds from sales of shares	215,146,230	155,435,991
Reinvestment of distributions	1,031,556	-
Cost of shares redeemed	(196,517,438)	(164,266,887)
Net increase (decrease) in net assets resulting from share transactions	19,660,348	(8,830,896)
Redemption fees	46,732	23,607
Total increase (decrease) in net assets	201,297,690	(94,504,477)

Net Assets
Beginning of period	647,789,378	742,293,855
End of period (including undistributed net investment income of $3,209,929 and undistributed net investment income of $738,323, respectively)	$ 849,087,068	$ 647,789,378

Other Information Shares
Sold	16,234,019	11,337,298
Issued in reinvestment of distributions	86,178	-
Redeemed	(15,211,099)	(12,022,718)
Net increase (decrease)	1,109,098	(685,420)

Financial Highlights

Years ended October 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 11.91	$ 13.48	$ 19.07	$ 18.87	$ 15.59
Income from Investment Operations
Net investment income (loss) B	.04	.03	.04	.09	.08
Net realized and unrealized gain (loss)	3.37	(1.60)	(2.98)	1.73	3.74
Total from investment operations	3.41	(1.57)	(2.94)	1.82	3.82
Distributions from net investment income	(.02)	-	(.40)	(.10)	(.10)
Distributions from net realized gain	-	-	(2.25)	(1.52)	(.44)
Total distributions	(.02)	-	(2.65)	(1.62)	(.54)
Redemption fees added to paid in capital B	-D	-D	-D	-D	-
Net asset value, end of period	$ 15.30	$ 11.91	$ 13.48	$ 19.07	$ 18.87
Total Return A	28.68%	(11.65)%	(17.21)%	9.80%	25.18%
Ratios to Average Net Assets C
Expenses before expense reductions	1.31%	1.24%	1.12%	1.09%	1.12%
Expenses net of voluntary waivers, if any	1.31%	1.24%	1.12%	1.09%	1.12%
Expenses net of all reductions	1.28%	1.20%	1.05%	1.04%	1.07%
Net investment income (loss)	.28%	.19%	.29%	.48%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 849,087	$ 647,789	$ 742,294	$ 984,038	$ 980,835
Portfolio turnover rate	106%	120%	152%	235%	164%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BCalculated based on average shares outstanding during the period. CExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. DAmount represents less than $.01 per-share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

1. Significant Accounting Policies.

Fidelity Global Balanced Fund, Fidelity International Growth & Income Fund, Fidelity Diversified International Fund, Fidelity Aggressive International Fund, Fidelity Overseas Fund, and Fidelity Worldwide Fund (the funds) are funds of Fidelity Investment Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. Certain funds' investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Fidelity Global Balanced Fund and Fidelity Worldwide Fund estimate the components of distributions received from Real Estate Investment Trusts (REITs). Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of each applicable fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year each fund intends to qualify as a regulated investment company by distributing all of their taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), prior period premium and discount on debt securities, market discount, non-taxable dividends, net operating losses, capital loss carryforwards, and losses deferred due to wash sales and futures transactions.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Global Balanced	$ 97,550,738	$ 16,870,026	$ (1,315,817)	$ 15,554,209
International Growth & Income	1,191,890,802	197,970,442	(58,002,405)	139,968,037
Diversified International	9,742,617,968	2,279,791,740	(251,049,723)	2,028,742,017
Aggressive International	478,104,946	83,456,021	(7,765,312)	75,690,709
Overseas	3,435,883,411	398,956,660	(238,064,064)	160,892,596
Worldwide	804,179,272	101,596,784	(41,293,508)	60,303,276
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Capital Loss Carryforward
Global Balanced	$ 1,892,079	$ -	$ (7,285,476)
International Growth & Income	10,405,269	-	(76,616,565)
Diversified International	155,093,240	-	(843,476,785)
Aggressive International	3,546,333	-	(84,118,251)
Overseas	35,834,499	-	(696,626,782)
Worldwide	3,675,694	-	(69,569,721)

The tax character of distributions paid was as follows:

October 31, 2003
	Ordinary Income	Long-term Capital Gains	Return of Capital	Total
Global Balanced	$ 1,305,719	$ -	$ -	$ 1,305,719
International Growth & Income	4,820,830	-	-	4,820,830
Diversified International	53,240,295	-	-	53,240,295
Aggressive International	285,614	-	-	285,614
Overseas	11,619,951	-	-	11,619,951
Worldwide	1,083,362	-	-	1,083,362
October 31, 2002
	Ordinary Income	Long-term Capital Gains	Return of Capital	Total
Global Balanced	$ 173,044	$ -	$ -	$ 173,044
Diversified International	3,276,430	-	-	3,276,430
Aggressive International	1,108,095	-	-	1,108,095

Short-Term Trading (Redemption) Fees. Shares held in each fund less than 30 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. These fees, which are retained by the funds, are accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. Certain funds may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. Each fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable fund's Schedule of Investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. Certain funds may use futures contracts to manage their exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each fund's average net assets. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee for Diversified International, Aggressive International, Overseas and Worldwide is subject to a performance adjustment (up to a maximum ±.20% of each applicable fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on each fund's relative investment performance as compared to an appropriate benchmark index. Worldwide's performance adjustment took effect in March 2002. Subsequent months will be added until the performance period includes 36 months. For the period, each fund's annual management fee rate expressed as a percentage of each fund's average net assets, including the performance adjustment, if applicable was as follows:

	Individual Rate	Group Rate	Total
Global Balanced	.45%	.28%	.73%
International Growth & Income	.45%	.28%	.73%
Diversified International	.45%	.28%	.89%
Aggressive International	.45%	.28%	.76%
Overseas	.45%	.28%	.62%
Worldwide	.45%	.28%	.91%

Sales Load. Fidelity Distributors Corporation (FDC), an affiliate of FMR, receives a 1% deferred sales charge upon redemption of the fund shares of International Growth & Income purchased prior to October 12, 1990. The amounts received by FDC, if any, are shown under the caption "Other Information" on the fund's Statement of Operations.

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Global Balanced	.29%	|
International Growth & Income	.30%
Diversified International	.30%
Aggressive International	.33%
Overseas	.33%
Worldwide	.31%

Accounting and Security Lending Fees. FSC maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Global Balanced	$ 51,498
International Growth & Income	759,515
Diversified International	5,127,432
Aggressive International	486,529
Overseas	2,241,519
Worldwide	152,235

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain funds provided services to these funds in addition to trade execution. These services included payments of expenses on behalf of each applicable fund. In addition, through arrangements with each applicable fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements	Custody expense reduction	Transfer Agent expense reduction

Global Balanced	$ 13,486	$ 1,432	$ -
International Growth & Income	294,815	1,841	7,527
Diversified International	1,725,849	2,747	80,612
Aggressive International	239,048	53	-
Overseas	1,203,945	2,256	26,837
Worldwide	205,555	-	3,943

8. Transactions with Affiliated Companies.

An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in "Other Information" at the end of each applicable fund's Schedule of Investments.

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Global Balanced Fund, Fidelity International Growth & Income Fund and Fidelity Overseas Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global Balanced Fund, Fidelity International Growth & Income Fund and Fidelity Overseas Fund (funds of Fidelity Investment Trust) at October 31, 2003 and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Investment Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 19, 2003

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Diversified International Fund, Fidelity Aggressive International Fund and Fidelity Worldwide Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Diversified International Fund, Fidelity Aggressive International Fund and Fidelity Worldwide Fund (the Funds), funds of Fidelity Investment Trust including the portfolios of investments, as of
October 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Diversified International Fund, Fidelity Aggressive International Fund and Fidelity Worldwide Fund as of October 31, 2003, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 12, 2003

The Trustees and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 289 funds advised by FMR or an affiliate. Mr. McCoy oversees 291 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1976

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Global Balanced, International Growth & Income, Diversified International, Aggressive International, Overseas, and Worldwide. Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Advisory Board Members and Executive Officers:

Correspondence intended for Dr. Heilmeier may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
George H. Heilmeier (67)

Year of Election or Appointment: 2003

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Philip L. Bullen (44)

Year of Election or Appointment: 2001

Vice President of Global Balanced, International Growth & Income, Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Penelope A. Dobkin (49)
Year of Election or Appointment: 2001 Vice President of International Growth & Income. Prior to assuming her current responsibilities, Ms. Dobkin managed a variety of Fidelity funds.
Kevin R. McCarey (43)

Year of Election or Appointment: 1999

Vice President of Aggressive International. Mr. McCarey is also Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. McCarey managed a variety of Fidelity funds.

Richard R. Mace, Jr. (42)

Year of Election or Appointment: 1996 or 2001

Vice President of Global Balanced (1996), Overseas (1996), and Worldwide (2001). Mr. Mace is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mace managed a variety of Fidelity funds.

William Bower (36)

Year of Election or Appointment: 2001

Vice President of Diversified International. Mr. Bower is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Bower served as an analyst and manager of a variety of Fidelity funds.

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Global Balanced, International Growth & Income, Diversified International, Aggressive International, Overseas, and Worldwide. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)

Year of Election or Appointment: 2003

Assistant Secretary of Global Balanced, International Growth & Income, Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Global Balanced, International Growth & Income, Diversified International, Aggressive International, Overseas, and Worldwide. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Global Balanced, International Growth & Income, Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (57)

Year of Election or Appointment: 1986, 1990, 1991, 1993, or 1994

Assistant Treasurer of Global Balanced (1993), International Growth & Income (1986), Diversified International (1991), Aggressive International (1994), Overseas (1986), and Worldwide (1990). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Global Balanced, International Growth & Income, Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp (1995-2002).

Mark Osterheld (48)

Year of Election or Appointment: 2002

Assistant Treasurer of Global Balanced, International Growth & Income, Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Global Balanced, International Growth & Income, Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

A percentage of the dividends distributed during the fiscal year for the following funds was derived from interest on U.S. Government securities which is generally exempt from state income tax:

Fidelity Global Balanced Fund	17.2%

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Fidelity Global Balanced Fund	23%
Fidelity Worldwide Fund	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Pay Date	Income	Taxes
Fidelity Global Balanced Fund	12/09/02	$0.167	$0.010
Fidelity International Growth & Income Fund	12/09/02	$0.109	$0.019
Fidelity Diversified International Fund	12/16/02	$0.155	$0.025
Fidelity Aggressive International Fund	12/16/02	$0.020	$0.010
Fidelity Overseas Fund	12/09/02	$0.121	$0.031

The funds will notify shareholders in January 2004 of amounts for use in preparing 2003 income tax returns.

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors
(U.K.) Limited
Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.
Boston, MA

Custodians

Brown Brothers Harriman & Co.
Boston, MA

Global Balanced Fund

JPMorgan Chase Bank
New York, NY

Aggressive International Fund, Diversified International Fund, International Growth & Income Fund, Overseas Fund, Worldwide Fund

Fidelity's International Equity Funds

Aggressive International Fund

Canada Fund

China Region Fund

Diversified International Fund

Emerging Markets Fund

Europe Fund

Europe Capital Appreciation Fund

Global Balanced Fund

International Growth & Income Fund

International Small Cap Fund

Japan Fund

Japan Smaller Companies Fund

Latin America Fund

Nordic Fund

Overseas Fund

Pacific Basin Fund

Southeast Asia Fund

Worldwide Fund

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity (registered trademark) INVESTMENTS)

P.O. Box 193

Boston, MA 02101

PRSRT STD
U.S. Postage
PAID
Fidelity
Investments

Item 2. Code of Ethics

As of the end of the period, October 31, 2003, the Fidelity Investment Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of Fidelity Investment Trust has determined that Marie L. Knowles and Donald J. Kirk are each audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Knowles and Mr. Kirk are each independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Reserved

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Reserved

Item 9. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the Fidelity Investment Trust's (the "Trust") disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Trust's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 10. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Investment Trust

By:	/s/Maria Dwyer
Maria Dwyer
President and Treasurer

Date:	December 23, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Maria Dwyer
Maria Dwyer
President and Treasurer

Date:	December 23, 2003
By:	/s/Timothy F. Hayes
Timothy F. Hayes
Chief Financial Officer

Date:	December 23, 2003